UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-667-9231

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Annual Report

October 31, 2014

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen European Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Latin American Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen Asia-Pacific Smaller Companies Fund	Page 9
Aberdeen China Opportunities Fund	Page 16
Aberdeen Emerging Markets Fund	Page 21
Aberdeen Equity Long-Short Fund	Page 28
Aberdeen European Equity Fund	Page 36
Aberdeen Global Equity Fund	Page 42
Aberdeen Global Natural Resources Fund	Page 48
Aberdeen Global Small Cap Fund	Page 53
Aberdeen International Equity Fund	Page 59
Aberdeen Latin American Equity Fund	Page 65
Aberdeen Small Cap Fund	Page 70
Aberdeen U.S. Equity Fund	Page 75

Financial Statements	Page 80

Notes to Financial Statements	Page 130

Shareholder Expense Examples	Page 150

Report of Independent Registered Public Accounting Firm	Page 152

Other Tax Information	Page 153

Supplemental Information	Page 155
Management of the Funds	Page 159

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each Fund of Aberdeen Funds is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2014

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Annual Report covering the activities for the twelve-month period ended October 31, 2014.

Market overview

Global equity markets continued to be dominated by concerns over global economic growth levels during the reporting period, lagging their U.S. counterparts. Strong U.S. equity market performance buoyed global markets as deflationary pressures continued to cause headwinds in Europe. Meanwhile, emerging markets finished the period with weak returns as a strong sell-off in September overshadowed gains from earlier in the year. The fixed income universe was volatile over the period, as investment-grade core and total return bond markets delivered modest returns against the backdrop of struggling global equity markets and falling commodity prices. Meanwhile, the global high yield bond market came under significant pressure during the period after yields and spreads made new lows in late June.

Markets continue to brace for more headwinds as we enter 2015 given the environment of slow global growth, a potential U.S. interest rate hike on the horizon and falling oil prices. In the U.S., voters elected eight new Republican senators as the GOP will take control of both houses of Congress in January 2015. The implications of this shift remain unclear, but dramatic legislative moves are likely to be made regarding healthcare and government spending. In emerging markets, the election of pro-business candidate Narendra Modi as the new Prime Minister of India has buoyed the outlook for the world’s 10th largest economy. In Europe, tensions between Russia and the West continue to hinder Russian markets.

Anne Richards, Aberdeen Asset Management PLC’s (Aberdeen) Global Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

As of April 1, 2014, Aberdeen Asset Management PLC completed the acquisition of Scottish Widows Investment Partnership (SWIP) from Lloyds Banking Group in the UK. During the period, the integration of SWIP into the wider Aberdeen group continued to progress. The acquisition combines Aberdeen and SWIP’s strengths across fixed income, real estate, active and quantitative equities, investment solutions and alternatives. The acquisition of SWIP will not have a direct impact on any funds in the Aberdeen Fund family but will significantly add to Aberdeen’s global investment capabilities.

During the period, Aberdeen reached an agreement with the European Tour and the Scottish Government to extend our sponsorship of the Aberdeen Asset Management Scottish Open through 2020.

Aberdeen received several industry awards during the period, including 12 Mutual Fund Education Association (MFEA) STAR Awards for financial communications in both digital and direct marketing categories.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Kind Regards,

Yours sincerely,

/s/ Bev Hendry

Bev Hendry

President

Aberdeen Funds

2014 Annual Report

Market Review

In our opinion, the performances of the major global equity markets for the 12-month period ended October 31, 2014, might be best described as “all over the map” – literally. There was marked divergence in stock returns among geographical regions. On the surface, it appeared that global equities generally posted respectable gains, with the MSCI World Index, the developed-market benchmark, rising 9.3% (in U.S. dollars) over the period. However, the strength in the markets was concentrated on the western side of the Atlantic Ocean, with the U.S. broader-market S&P 500 Index climbing 17.3%. In contrast, the MSCI World ex US Index was up just 0.2% during the period, dragged down mainly by investors’ concerns about economic growth in Europe and the continued rise in the U.S. dollar against most major global currencies. Both the euro and the Japanese yen declined sharply against the U.S. dollar over the period, with the latter currency experiencing particular weakness. The upturn in the U.S. market was the primary contributor to the outperformance of developed markets versus their emerging counterparts, as measured by the MSCI Emerging Markets Index, which returned 1.0% for the reporting period. The sharp decline in oil prices over the annual period had a mixed effect on the global markets: Importing nations were notable beneficiaries, whereas exporters such as Russia came under pressure as lower oil prices may aggravate revenue shortfalls caused by a raft of Western sanctions.

Unlike many other regions, the U.S. equity market benefited from a generally improving economy over the reporting period. Healthy gross domestic product (GDP) growth in the fourth quarter of 2013 and the second and third quarters of 2014 offset a decline in the first quarter of the year, most likely attributable to bad weather-induced weakness in consumer spending. Additionally, the unemployment rate fell substantially during the period, although the labor participation rate declined to its lowest level in 36 years. Investors remained focused on U.S. monetary policy for much of the period. Former Federal Reserve (Fed) vice chair Janet Yellen succeeded Ben Bernanke as head of the Fed in February 2014. The Fed began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January 2014, and ended its tapering in late October.

United Kingdom (UK) stocks saw marginal gains while European equities ended the period modestly lower. Economic recovery in the Eurozone1 remains fragile and much slower-paced than in the U.S. and UK. The European labor market has continued to improve, albeit unevenly, as has household confidence; however, inflation expectations are dangerously low for the region. Late in the reporting period, the European Central Bank (ECB) announced that, if required, it would use “unconventional policy instruments” in support of the Eurozone economy. However, there are doubts over the scale and potential effectiveness of such measures. In Japan, the yen’s weakness lifted equity markets overall, but gains were pared because of doubts over the efficacy of Prime Minister Shinzo Abe’s “third arrow” stimulus measures, as well as the impact of the consumption tax hike that was implemented in April 2014.

Within the global emerging equity markets, strong performance in India and, to a lesser extent, China, was counterbalanced by notable weakness in Latin America and Russia. Indian stocks rallied after the business-friendly Bharatiya Janata Party (BJP), headed by Narendra Modi, swept into power as that country’s first single-party majority in 25 years. The Chinese market was bolstered by signs of an upturn in economic growth. Additionally, investors appeared to take a favorable view of a proposed pilot program for mutual market connectivity between Hong Kong and Shanghai, as it was seen as a significant step towards cross-border capital market integration. The program commenced operations shortly after the end of the reporting period in mid-November. In Latin America, Brazilian equities were hampered as investor sentiment soured in reaction to the nation’s bitterly-contested presidential election. Brazil’s incumbent president, Dilma Rousseff, whose policies generally are perceived as unfriendly to business, edged out her opponent, Aecio Neves, to secure a second term. Ongoing geopolitical tensions surrounding Russia’s expanded military presence in Ukraine had a negative impact on the Russian market for the period.

The global bond markets experienced periods of volatility over the reporting period, which increased more significantly in August and October. Concerns over faltering global economic growth, combined with heightened fears of potential deflation in Europe, drove much of the uncertainty. Nonetheless, the global fixed income markets collectively finished in positive territory for the period. Investment-grade bonds outperformed high yield securities, with the Bank of America Merrill Lynch Global Broad Market Corporate Index advancing 6.4% versus the 5.9% return of the Bank of America Merrill Lynch Global High Yield Constrained Index. Emerging markets debt, as measured by the J.P. Morgan EMBI Global Diversified Index, was the strongest-performing segment within the global fixed income universe, climbing 8.6% for the period, as investors focused on the yield differential between emerging and developed markets, rather than the geopolitical tensions between Russia and Ukraine.

Outlook

In our opinion, the global economic and monetary environment remains supportive of equities relative to fixed income and cash. We believe that the end to U.S. quantitative easing in late October, higher interest rates in 2015, and improvement in the U.S. economy could lead to continued strengthening of the U.S. dollar. Our overall view on interest rates is that they will remain low for an extended period. Confidence in the global recovery has improved somewhat, given the pick-up in U.S. economic activity. However, we feel that the picture is less rosy elsewhere in the developed world. The Eurozone continues to suffer from high debt and unemployment. We remain cautious about Japan, as the recovery in household consumption has been slower than expected. However, these conditions have led to unprecedented monetary stimulus in both regions, which we think may potentially create investment opportunities. We believe that prospects for emerging economies also remain mixed, with recent market developments highlighting sensitivities to U.S. monetary policy. At the corporate level, we observe efforts to boost margins through cost-cuts and reorganization, although this has yet to translate into a broader trend of improving profitability.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Annual Report 2014

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Class A shares at net asset value net of fees) returned 2.43% for the year ended October 31, 2014, versus the 4.24% return of its benchmark, the MSCI AC Asia Pacific ex-Japan Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific ex-Japan Funds (consisting of 50 funds) was 5.76% for the period.

Asian equities, ex-Japan, as measured by the MSCI AC Asia Pacific ex-Japan Index, posted gains over the reporting period. Political change in the Asia-Pacific region, global economic growth concerns and monetary policy from major global central banks continued to dictate market direction. The strongest performer in the region was the Indian market, which had fared poorly in 2013. The opposition Bharatiya Janata Party’s landslide election victory and hopes that the new government would accelerate reforms bolstered the local market to new highs. The Thai market extended gains as the military coup and the installation of coup leader general Prayuth Chan-ocha as prime minister brought some stability to a domestic situation that had previously been rocked by turmoil. China, as measured by the MSCI Zhong Hua Index, also outperformed the MSCI AC Asia Pacific ex-Japan Index despite investors’ persistent growth worries. Conversely, share prices in Australia fell on the back of weaker commodity prices, while market sentiment in Hong Kong was pressured by a disruptive pro-democracy movement and Singapore was dogged by worries over economic recovery. Indonesia also lagged, although voters elected market-friendly Joko Widodo as the country’s new president. Over the reporting period, equity markets priced in the gradual end to the U.S. Federal Reserve’s quantitative easing program, but the Bank of Japan’s surprise decision at the end of the period to expand its already massive stimulus plan provided a late jolt of confidence.

The Indian market performed well as election-related euphoria pushed the MSCI India Index1 to all-time highs. The Fund has a large exposure to the Indian market, which enhanced its performance over the reporting period relative to the Fund’s benchmark. Many of the Fund’s stocks also performed well. Top contributors to performance included holdings in Housing Development Finance Corp. (HDFC), UltraTech Cement and Hero MotoCorp. Mortgage lender HDFC was further lifted by hopes of better loan growth, while UltraTech gained on expectations of increased infrastructure spending. Meanwhile, motorcycle maker Hero MotoCorp enjoyed solid sales growth amid signs it was winning back market share from competitors. In contrast, the Korean market declined in the face of poor economic growth. Consequently, the Fund’s small position relative to the benchmark in this region bolstered performance for the period.

The biggest detractor from Fund performance among individual holdings was Standard Chartered. In October 2014, the lender issued its third profit warning in a year as it delivered its nine-month results, citing high impairment charges as some clients were hurt by weakening commodity markets. Investor sentiment was also dampened by speculation that U.S. regulators could reinvestigate alleged sanction violations against Standard Chartered. However, the company has peerless focus on emerging markets, replete with banking licenses and long-term customer relationships, in our opinion. Another detractor was Australia’s QBE Insurance. The company reported a net loss of US$254 million for the year ended December 2013 on the back of additional provisions, restructuring charges and a goodwill write-down in North America. Later, the company allocated additional reserves in Argentina. Nevertheless, we were encouraged that other parts of QBE continued to operate within expectations. The stock recouped some losses after management bolstered the company’s balance sheet with the placement of new shares and the chairman appointed new members to its board of directors.

Regarding significant changes to the Fund over the reporting period, we introduced three new holdings. In our view, Indian conglomerate ITC has a dominant position in the cigarettes sector and has been using robust cash flows from this business to invest in other growth opportunities such as fast-moving consumer goods. Yum! Brands is a leading multi-brand, quick-service restaurant operator, which generates more than half its revenues from Asia and, we believe, has good long-term potential in key markets such as China and India. In our view, the stock trades at a reasonable valuation relative to the sector, with a 2% yield. Another new holding was Australia-listed CSL, a leading player in the global plasma products market. We feel that the company has robust quality control and enjoys superior growth and returns because of its highly efficient collection and processing system, coupled with its commitment to research and development. The company is financially strong, in our opinion, and any excess free cash flows have been used for share buybacks. Elsewhere, we participated in the rights issues of both Bank of the Philippine Islands and Oversea-Chinese Banking Corp. Ltd. (OCBC), as we felt that they were attractively discounted. We believe that Bank of the Philippine Islands is poised to benefit from healthy loan demand, while Singapore’s OCBC is looking to bolster its balance sheet after acquiring Wing Hang Bank.

Conversely, we took profits from our positions in India following the local market’s solid performance. We sold GlaxoSmithKline Pharmaceuticals in India after the successful tender offer by its parent company, UK-based GlaxoSmithKline. We also exited Singapore Airlines. Although we think the company has a robust balance sheet and an enviable brand, we feel the challenging operating environment is not expected to improve soon. We believe there are better opportunities in a regional portfolio.

The divergence between major central banks’ monetary policies has become more pronounced, although how that translates into global capital flows is uncertain. In Asia, the slowdown in China remains a key concern and, in our opinion, should continue to sway market sentiment. In our opinion, weaker demand in mainland China has hurt major trading partners, and activity may potentially moderate further

1	The MSCI India Index is designed to measure the performance of the large- and mid-cap segments of the Indian market. With 73 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2014 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

with the Chinese government trying to prevent runaway credit expansion. However, we believe that the government has the resources to employ selective stimulus to cushion the slowdown. Ultimately, in our view, selective stimulus may improve the quality of growth, even if it takes longer to achieve. Meanwhile, falling global oil prices have brought some reprieve to oil importing nations. In particular, India and Indonesia now have greater room to revise subsidies. We believe this may potentially help resolve fiscal imbalances that, until recently, have handcuffed government spending on crucial areas such as infrastructure. India did just that, hiking gas prices while eliminating diesel subsidies. Indonesia, under newly elected president Joko Widodo, has made tackling fuel subsidies a cornerstone of its economic rejuvenation plan. We think that Japan also may benefit as lower oil prices mitigate the impact of the weaker yen on energy imports.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2014)		1 Yr.		Inception[1]
Class A2	w/o SC	2.43%		6.86%
	w/SC3	(3.44%	)	5.59%
Class C2	w/o SC	1.67%		6.44%
	w/SC4	0.67%		6.44%
Class R2,5	w/o SC	2.06%		6.70%
Institutional Service Class[5]	w/o SC	2.59%		6.96%
Institutional Class[5]	w/o SC	2.64%		6.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

2014 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex-Japan Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation in the Asia Pacific region excluding Japan. The MSCI AC Asia Pacific ex-Japan Index consists of the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	91.7%
Preferred Stocks	5.4%
Repurchase Agreement	3.2%
Liabilities in excess of other assets	(0.3%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	39.3%
Information Technology	12.7%
Materials	11.9%
Industrials	9.9%
Telecommunication Services	7.4%
Consumer Staples	6.8%
Consumer Discretionary	4.5%
Energy	4.0%
Health Care	0.6%
Other	2.9%
100.0%
Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.4%
Oversea-Chinese Banking Corp. Ltd.	4.2%
Jardine Strategic Holdings Ltd.	3.8%
Housing Development Finance Corp. Ltd.	3.7%
HSBC Holdings PLC	3.6%
BHP Billiton – London Listing	3.6%
Rio Tinto – London Listing	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%
AIA Group Ltd.	3.3%
QBE Insurance Group Ltd.	3.1%
Other	62.4%
100.0%

Top Countries
Hong Kong	21.4%
Singapore	19.6%
Australia	12.8%
India	11.0%
Republic of South Korea	6.6%
China	6.1%
Taiwan	5.3%
United States	4.8%
Thailand	3.5%
Philippines	3.0%
Other	5.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

Statement of Investments

October 31, 2014

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.7%)
AUSTRALIA (12.8%)
Consumer Staples (2.0%)
Woolworths Ltd. (a)	683,056	$21,677,162
Financials (3.1%)
QBE Insurance Group Ltd. (a)	3,282,150	33,339,761
Health Care (0.6%)
CSL Ltd. (a)	95,000	6,707,274
Materials (7.1%)
BHP Billiton — London Listing (a)	1,470,073	37,981,691
Rio Tinto — London Listing (a)	791,740	37,672,135
		75,653,826
		137,378,023
CHINA (6.1%)
Energy (3.1%)
PetroChina Co. Ltd., H Shares (a)	26,448,000	33,145,500
Telecommunication Services (3.0%)
China Mobile Ltd. (a)	2,581,000	32,180,677
		65,326,177
HONG KONG (21.4%)
Consumer Discretionary (1.7%)
Global Brands Group Holding Ltd. (b)	9,218,000	2,032,556
Li & Fung Ltd. (a)	13,368,000	16,309,324
		18,341,880
Consumer Staples (1.5%)
Dairy Farm International Holdings Ltd.	1,694,700	16,269,120
Financials (13.6%)
AIA Group Ltd. (a)	6,365,800	35,523,868
Hang Lung Group Ltd. (a)	2,827,000	14,222,817
Hang Lung Properties Ltd. (a)	4,825,000	15,067,166
HSBC Holdings PLC (a)	3,838,476	39,277,590
Swire Pacific Ltd., Class A (a)	2,445,500	32,108,074
Swire Pacific Ltd., Class B (a)	2,465,000	5,983,034
Swire Properties Ltd. (a)	1,373,900	4,402,401
		146,584,950
Industrials (3.8%)
Jardine Strategic Holdings Ltd. (a)	1,138,000	40,565,915
Information Technology (0.8%)
ASM Pacific Technology Ltd. (a)	779,200	8,586,659
		230,348,524
INDIA (11.0%)
Consumer Discretionary (1.2%)
Hero MotoCorp Ltd. (a)	257,000	12,829,140
Consumer Staples (0.5%)
ITC Ltd. (a)	1,000,000	5,774,239
Financials (4.4%)
Housing Development Finance Corp. Ltd. (a)	2,214,799	39,734,974
ICICI Bank Ltd. (a)	246,200	$6,532,630
ICICI Bank Ltd., ADR	26,800	1,510,448
		47,778,052
Information Technology (2.7%)
Infosys Ltd. (a)	432,250	28,673,558
Materials (2.2%)
Grasim Industries Ltd. (a)	42,024	2,398,323
Grasim Industries Ltd., GDR (c)	20,080	1,151,186
UltraTech Cement Ltd. (a)	488,142	20,248,428
UltraTech Cement Ltd., GDR (c)	330	13,705
		23,811,642
		118,866,631
INDONESIA (0.6%)
Consumer Staples (0.6%)
Unilever Indonesia Tbk PT (a)	2,699,500	6,796,711
MALAYSIA (2.7%)
Consumer Staples (1.0%)
British American Tobacco Bhd (a)	504,500	10,667,049
Financials (1.7%)
CIMB Group Holdings Bhd (a)	6,020,999	11,889,312
Public Bank Bhd	1,174,500	6,620,120
		18,509,432
		29,176,481
PHILIPPINES (3.0%)
Financials (3.0%)
Ayala Corp. (a)	1,104,780	16,980,250
Ayala Land, Inc. (a)	4,812,700	3,596,159
Bank of Philippine Islands (a)	5,518,225	11,693,087
		32,269,496
REPUBLIC OF SOUTH KOREA (1.2%)
Consumer Staples (1.2%)
E-Mart Co. Ltd. (a)	71,440	13,255,619
SINGAPORE (19.6%)
Financials (10.7%)
City Developments Ltd. (a)	4,489,000	33,038,690
DBS Group Holdings Ltd. (a)	1,102,075	15,853,806
Oversea-Chinese Banking Corp. Ltd. (a)	5,836,829	44,961,716
United Overseas Bank Ltd. (a)	1,173,235	21,019,291
		114,873,503
Industrials (6.0%)
Jardine Matheson Holdings Ltd. (a)	155,200	9,300,812
Keppel Corp. Ltd. (a)	3,894,000	28,555,529
Singapore Technologies Engineering Ltd. (a)	9,323,000	27,218,937
		65,075,278
Information Technology (0.4%)
Venture Corp. Ltd. (a)	738,000	4,445,270

See accompanying Notes to Financial Statements.

2014 Annual Report

Statement of Investments (concluded)

October 31, 2014

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
Telecommunication Services (2.5%)
Singapore Telecommunications Ltd. (a)	9,073,000	$26,698,259
		211,092,310
TAIWAN (5.3%)
Information Technology (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	8,488,000	36,794,381
Telecommunication Services (1.9%)
Taiwan Mobile Co. Ltd.	6,234,100	20,229,338
		57,023,719
THAILAND (3.5%)
Energy (0.9%)
PTT Exploration & Production PCL, Foreign Shares (a)	2,197,000	9,877,491
Materials (2.6%)
Siam Cement PCL, Foreign Shares (a)	2,005,200	27,852,106
		37,729,597
UNITED KINGDOM (2.8%)
Financials (2.8%)
Standard Chartered PLC (a)	1,969,676	29,648,855
UNITED STATES (1.6%)
Consumer Discretionary (1.6%)
Yum! Brands, Inc.	240,000	17,239,200
Total Common Stocks		986,151,343
PREFERRED STOCKS (5.4%)
REPUBLIC OF SOUTH KOREA (5.4%)
Information Technology (5.4%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	63,350	58,476,039
Total Preferred Stocks		58,476,039
REPURCHASE AGREEMENT (3.2%)
UNITED STATES (3.2%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $33,785,000 collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $34,465,364	$33,785,000	33,785,000
Total Repurchase Agreement		33,785,000
Total Investments (Cost $1,036,615,817) (d)—100.3%		1,078,412,382

Liabilities in excess of other assets—(0.3)%		(2,999,997)
Net Assets—100.0%		$1,075,412,385

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2014

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Class A shares at net asset value net of fees) returned 1.78% for the year ended October 31, 2014, versus the 2.68% return of its benchmark, the MSCI AC Asia Pacific ex-Japan Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Region Funds (consisting of 23 funds) was 2.96% for the period.

The MSCI AC Asia Pacific ex-Japan Small Cap Index rose during the reporting period. Political change in the Asia-Pacific region, global economic growth concerns and monetary policy from major global central banks continued to dictate market direction. The strongest performer in the region was the Indian market, which had fared poorly in 2013. The opposition Bharatiya Janata Party’s landslide election victory and hopes that the new government would accelerate reforms bolstered the local market to new highs. The Thai market extended gains as the military coup and the installation of coup leader general Prayuth Chan-ocha as prime minister brought some stability to a domestic situation that had previously been rocked by turmoil. China, as measured by the MSCI Zhong Hua Index, also outperformed the MSCI AC Asia Pacific ex-Japan Small Cap Index, despite investors’ persistent growth worries. Conversely, share prices in Australia fell on the back of weaker commodity prices, while market sentiment in Hong Kong was pressured by a disruptive pro-democracy movement and Singapore was dogged by worries over economic recovery. Indonesia also lagged, although voters elected market-friendly Joko Widodo as the country’s new president. Over the reporting period, equity markets priced in the gradual end to the U.S. Federal Reserve’s quantitative easing program, but the Bank of Japan’s surprise decision at the end of the period to expand its already massive stimulus plan provided a late jolt of confidence.

Fund performance for the reporting period benefited from its holdings in India and Thailand, which performed well. Holdings in Indian companies were among the biggest contributors to performance as election-related euphoria on the hopes of long overdue infrastructure reforms pushed local share prices to all-time highs, as evidenced by Fund holdings Container Corp. of India and Ramco Cements. Meanwhile, auto-related materials stocks Kansai Nerolac Paints and Castrol India were buoyant on investor expectations of a pick-up in consumer demand and industrial growth. Thai holdings, such as Hana Microelectronics and Bumrungrad Hospital, also enjoyed a good year despite the troubled domestic political situation.

Conversely, Giordano International was the biggest detractor from Fund performance. The apparel retailer’s share price fell amid weak retail conditions in China, one of its core markets. Nevertheless, we believe that its healthy balance sheet may provide a buffer against market downturn. Pacific Basin Shipping experienced subdued dry bulk rates amid sluggish demand, but the company has historically been disciplined in managing its assets within a highly cyclical industry and rates have started to improve.

Notable changes to the Fund during the period included the sale of industrial property company BWP Trust, Thai shopping mall owner Central Pattana, Singapore software solutions provider Silverlake Axis, and nickel producer Vale Indonesia. We felt that Australia exchange-listed BWP Trust’s growth prospects were diminishing, while the stock was trading above the company’s net asset value. Silverlake Axis and Central Pattana’s valuations were becoming less appealing, in our view. Regarding Vale Indonesia, in our view, the country’s regulatory regime had become increasingly uncertain.

Conversely, we initiated a position in Tesco Lotus Retail Growth Freehold & Leasehold Property, a fund that invests in Tesco Lotus shopping malls. We feel that it offers an attractive yield and stands to benefit from a recovery in Thai retail spending. Additionally, we supported the rights issues of Bank OCBC NISP and BS Financial. We felt that the rights issues would provide both banks with the capital flexibility to grow in the Indonesian and Korean markets, respectively, particularly for BS Financial after its acquisition of Kyongnam Bank.

The divergence between major central banks’ monetary policies has become more pronounced, although how that translates into global capital flows is uncertain. In Asia, the slowdown in China remains a key concern and, in our opinion, should continue to sway market sentiment. Weaker demand in mainland China has hurt major trading partners, and activity may potentially moderate further with the Chinese government trying to prevent runaway credit expansion. However, we believe that the government has the resources to employ selective stimulus to cushion the slowdown. Ultimately, in our view, the selective stimulus may improve the quality of growth, even if it takes longer to achieve. Meanwhile, falling global oil prices have brought some reprieve to oil importing nations. In particular, India and Indonesia now have greater room to revise subsidies. This may potentially help resolve fiscal imbalances that, until recently, have handcuffed government spending on crucial areas such as infrastructure. India did just that, hiking gas prices while eliminating diesel subsidies. Indonesia, under newly elected president Joko Widodo, has made tackling fuel subsidies a cornerstone of its economic rejuvenation plan. We think that Japan also may benefit as lower oil prices mitigate the impact of the weaker yen on energy imports.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2014 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited) (concluded)

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2014)		1 Yr.		Inception[1]
Class A	w/o SC	1.78%		6.96%
	w/SC2	(4.04%	)	5.09%
Class C	w/o SC	1.16%		6.19%
	w/SC3	0.31%		6.19%
Class R4	w/o SC	1.41%		6.48%
Institutional Service Class[4]	w/o SC	2.09%		7.60%
Institutional Class[4]	w/o SC	2.12%		7.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2014 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex-Japan Small Cap Index is a free float-adjusted, small market capitalization-weighted index that captures small cap representation across the Asia Pacific region excluding Japan including the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	97.4%
Repurchase Agreement	2.7%
Warrants	—%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Amounts listed as “–” are 0% or round to 0%.

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	26.2%
Consumer Discretionary	21.6%
Industrials	14.6%
Materials	10.2%
Consumer Staples	9.9%
Information Technology	6.5%
Health Care	5.6%
Utilities	1.5%
Telecommunication Services	0.7%
Energy	0.6%
Other	2.6%
100.0%
Top Holdings*
Millennium & Copthorne Hotels PLC	3.2%
Aeon Co. (M) Bhd	3.0%
Dah Sing Financial Holdings Ltd.	2.9%
Venture Corp. Ltd.	2.1%
Oriental Holdings Bhd	2.0%
BS Financial Group, Inc.	2.0%
Shinsegae Co. Ltd.	2.0%
DGB Financial Group, Inc.	1.9%
Petra Foods Ltd.	1.9%
United Plantations Bhd	1.9%
Other	77.1%
100.0%

Top Countries
Malaysia	16.0%
Singapore	14.8%
India	12.3%
Hong Kong	11.7%
Thailand	10.8%
Indonesia	9.4%
Republic of South Korea	5.9%
Australia	3.9%
United Kingdom	3.2%
China	3.1%
Other	8.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

Statement of Investments

October 31, 2014

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.4%)
AUSTRALIA (3.9%)
Consumer Discretionary (1.1%)
ARB Corp. Ltd. (a)	28,845	$334,604
Financials (1.4%)
Shopping Centres Australasia Property Group, REIT (a)	271,000	432,556
Industrials (1.4%)
Cabcharge Australia Ltd. (a)	102,416	446,631
		1,213,791
CHINA (3.1%)
Energy (0.6%)
Green Dragon Gas Ltd. (b)	22,576	180,574
Greka Engineering & Technology Ltd. (b)	121,761	3,409
		183,983
Financials (1.3%)
Yanlord Land Group Ltd. (a)	460,000	392,401
Materials (1.2%)
Yingde Gases Group Co. Ltd. (a)	500,000	390,421
		966,805
HONG KONG (11.7%)
Consumer Discretionary (4.3%)
Cafe de Coral Holdings Ltd. (a)	30,000	107,566
Giordano International Ltd. (a)	800,000	407,552
Hongkong & Shanghai Hotels Ltd. (The) (a)	355,520	562,990
Texwinca Holdings Ltd. (a)	298,000	261,530
		1,339,638
Consumer Staples (1.0%)
Convenience Retail Asia Ltd.	460,000	306,661
Financials (3.4%)
AEON Credit Service (Asia) Co. Ltd. (a)	82,000	67,033
Dah Sing Financial Holdings Ltd. (a)	141,738	882,563
Public Financial Holdings Ltd. (a)	214,000	102,199
		1,051,795
Industrials (2.3%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	12,400	136,241
Pacific Basin Shipping Ltd. (a)	1,218,000	582,994
		719,235
Telecommunication Services (0.7%)
Asia Satellite Telecommunications Holdings Ltd. (a)	63,000	219,446
		3,636,775
INDIA (12.3%)
Consumer Staples (1.6%)
Godrej Consumer Products Ltd.	31,887	499,598
Health Care (2.6%)
Piramal Enterprises Ltd.	19,500	255,977
Sanofi India Ltd.	9,993	539,549
		795,526
Industrials (1.6%)
Container Corp. of India (a)	22,203	486,709
Information Technology (2.4%)
CMC Ltd.	14,834	468,697
MphasiS Ltd. (a)	45,196	294,475
		763,172
Materials (3.7%)
Castrol (India) Ltd. (a)	57,485	386,152
Kansai Nerolac Paints Ltd.	9,668	303,109
Ramco Cements Ltd. (The)	82,732	465,806
		1,155,067
Utilities (0.4%)
Gujarat Gas Co. Ltd.	14,500	114,205
		3,814,277
INDONESIA (9.4%)
Consumer Discretionary (1.1%)
Astra Otoparts Tbk PT (a)	1,031,900	335,927
Consumer Staples (3.8%)
M.P. Evans Group PLC	37,345	270,028
Multi Bintang Indonesia Tbk PT	3,000	310,302
Petra Foods Ltd.	197,000	584,238
		1,164,568
Financials (1.6%)
Bank OCBC NISP Tbk PT (b)	1,496,895	160,713
Bank Permata Tbk PT	2,613,561	320,072
		480,785
Industrials (1.4%)
AKR Corporindo Tbk PT (a)	1,070,300	436,059
Materials (1.5%)
Holcim Indonesia Tbk PT (a)	2,470,400	480,312
		2,897,651
MALAYSIA (16.0%)
Consumer Discretionary (6.4%)
Aeon Co. (M) Bhd	815,200	929,391
Oriental Holdings Bhd	283,900	630,937
Panasonic Manufacturing Malaysia Bhd	23,600	136,323
Shangri-La Hotels Malaysia Bhd	123,400	264,489
		1,961,140
Consumer Staples (3.5%)
Carlsberg Brewery Malaysia Bhd	40,000	134,985
Guinness Anchor Bhd (a)	34,300	134,961
United Malacca Bhd	114,000	236,370

See accompanying Notes to Financial Statements.

2014 Annual Report

Statement of Investments (continued)

October 31, 2014

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
United Plantations Bhd (a)	75,000	$583,846
		1,090,162
Financials (3.4%)
Alliance Financial Group Bhd (a)	321,600	468,723
Bursa Malaysia Bhd (a)	59,600	146,677
SP Setia Bhd	292,626	292,693
YNH Property Bhd	234,993	147,886
		1,055,979
Industrials (1.1%)
Pos Malaysia Bhd (a)	217,700	334,354
Materials (1.6%)
Batu Kawan Bhd (a)	29,000	162,611
Tasek Corp. Bhd	66,400	337,123
		499,734
		4,941,369
NETHERLANDS (0.6%)
Information Technology (0.6%)
ASM International NV (a)	4,300	172,313
PHILIPPINES (2.8%)
Consumer Discretionary (0.8%)
Jollibee Foods Corp. (a)	59,420	259,494
Financials (0.5%)
Cebu Holdings, Inc.	1,329,500	152,726
Industrials (0.4%)
Asian Terminals, Inc. (a)	444,200	123,644
Utilities (1.1%)
Manila Water Co., Inc.	505,400	325,483
		861,347
REPUBLIC OF SOUTH KOREA (5.9%)
Consumer Discretionary (2.0%)
Shinsegae Co. Ltd. (a)	3,240	601,042
Financials (3.9%)
BS Financial Group, Inc. (a)	40,144	624,667
DGB Financial Group, Inc. (a)	41,400	590,370
		1,215,037
		1,816,079
SINGAPORE (14.8%)
Financials (6.3%)
Ascendas Hospitality Trust, REIT	405,000	222,250
Bukit Sembawang Estates Ltd. (a)	110,000	454,745
CDL Hospitality Trusts, REIT (a)	240,000	322,641
Far East Hospitality Trust, REIT	650,000	419,942
Hong Leong Finance Ltd. (a)	25,000	50,637
Wheelock Properties (Singapore) Ltd. (a)	205,000	287,676
Yoma Strategic Holdings Ltd. (a)(b)	346,000	180,422
		1,938,313
Health Care (1.9%)
Eu Yan Sang International Ltd.	170,000	99,906
Raffles Medical Group Ltd. (a)	165,315	489,421
		589,327
Industrials (3.9%)
ComfortDelGro Corp. Ltd. (a)	230,000	472,881
SATS Ltd. (a)	144,000	347,523
SBS Transit Ltd.	9,500	12,275
Singapore Post Ltd. (a)	241,000	369,904
		1,202,583
Information Technology (2.1%)
Venture Corp. Ltd. (a)	110,000	662,574
Materials (0.6%)
Straits Trading Co. Ltd. (a)	90,500	203,312
		4,596,109
SRI LANKA (2.9%)
Financials (0.4%)
Commercial Bank of Ceylon PLC (a)	109,646	139,257
Industrials (2.5%)
Aitken Spence & Co. PLC	234,381	188,186
John Keells Holdings PLC (a)	292,192	575,720
		763,906
		903,163
THAILAND (10.8%)
Consumer Discretionary (2.7%)
BEC World PCL, Foreign Shares (a)	318,200	471,522
Minor International PCL, Foreign Shares (a)	330,000	352,043
		823,565
Financials (4.0%)
AEON Thana Sinsap Thailand PCL, NVDR	119,000	396,423
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	390,000	153,270
Tisco Financial Group PCL, Foreign Shares (a)	282,000	385,533
Tisco Financial Group PCL, NVDR (a)	220,000	300,771
		1,235,997
Health Care (1.1%)
Bumrungrad Hospital PCL, Foreign Shares (a)	85,700	350,002
Information Technology (1.4%)
Hana Microelectronics PCL, Foreign Shares (a)	330,900	441,945
Materials (1.6%)
Siam City Cement PCL, Foreign Shares (a)	39,000	502,932
		3,354,441
UNITED KINGDOM (3.2%)
Consumer Discretionary (3.2%)
Millennium & Copthorne Hotels PLC	109,682	996,603
Total Common Stocks		30,170,723

See accompanying Notes to Financial Statements.

Annual Report 2014

Statement of Investments (concluded)

October 31, 2014

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
WARRANTS (0.0%)
SRI LANKA (0.0%)
Industrials (0.0%)
John Keells Holdings PLC, expires 11/11/16 (b)	7,564	$4,627
John Keells Holdings PLC, expires 11/12/15 (b)	7,564	4,338
		8,965
THAILAND (0.0%)
Consumer Discretionary (0.0%)
Minor International PLC, expires 11/03/17 (b)	16,500	0
Total Warrants		8,965
REPURCHASE AGREEMENT (2.7%)
UNITED STATES (2.7%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $831,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $847,795	$831,000	831,000
Total Repurchase Agreement		831,000
Total Investments (Cost $30,889,359) (d)—100.1%		31,010,688

Liabilities in excess of other assets—(0.1)%		(37,368)
Net Assets—100.0%		$30,973,320

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	As of October 31, 2014, security is a closed-end fund incorporated in Thailand.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2014 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at net asset value net of fees) returned -0.82% for the 12-month period ended October 31, 2014, versus the 7.87% return of its benchmark, the MSCI Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of China Region Funds (consisting of 47 funds) was 6.19% for the period.

Equity markets in China and Hong Kong rallied during the reporting period. Stocks initially were boosted by optimism over details about the Chinese government’s Third Plenum1 reforms, which included liberalizing the financial sector. Towards the end of the first half of the period, however, the contraction in China’s manufacturing activity dragged equity markets lower. Liquidity was tight in the mainland, prompting the central bank to pump funds into the financial system. Concerns over shadow banking2 persisted, exacerbated by a landmark bond default. Further uncertainty was fuelled by the tumble of the yuan, the nation’s currency unit. But confidence recovered following the reform of state-owned enterprises. Investors were also excited over pilot schemes for the China (Shanghai) Pilot Free-Trade Zone as well as the Shanghai–Hong Kong Stock Connect program,3 as these were seen as significant steps towards cross-border capital market integration. On the economic front, China’s better-than-expected gross domestic product (GDP) growth data for the first half of 2014 also reassured markets, albeit this was driven by state-backed investment and lending. Gains were pared in anticipation of the end of quantitative easing in the U.S., which happened at the end of the reporting period, as well as political jitters over the ongoing pro-democracy protests in Hong Kong.

The lack of exposure to Tencent was the most notable detractor from Fund performance over the reporting period, relative to the Fund’s benchmark. The Chinese Internet company’s shares rallied as investors expected mobile gaming revenues to boost its growth prospects. Market sentiment towards the stock also strengthened after it bought a stake in a Chinese logistics operator in a bid to boost its e-commerce business, as well as in response to reports that it may invest in a restaurant and entertainment guide website. However, we feel that its valuation since has become more stretched and we remain cautious on the sector given our concerns regarding the variable interest entity4 structure.

Other detractors from Fund performance for the period included retailer Giordano, which was hurt by the challenging macroeconomic environment, as well as Standard Chartered. The lender’s stock price weakened after the third profit warning in a year as it delivered its results for the first nine months of its 2014 fiscal year. Management cited high impairment charges as some corporate and institutional clients were hurt by weakening commodity markets. Investor sentiment was also dampened by speculation that U.S. regulators could reinvestigate alleged sanction violations against Standard Chartered. Some of its problems are cyclical and, we believe, may be resolved in the medium term. In our opinion, more structural difficulties may require management to reprioritize investments, divest non-core businesses and streamline riskier portfolios.

The primary contributors to the Fund’s relative return for the review period included Green Dragon Gas (GDG) and Samsonite International. GDG’s shares climbed sharply after it agreed to a deal with China National Offshore Oil Corporation (CNOOC) regarding five of its production sharing contracts in China. The agreement will secure GDG’s interest and revenue share of approximately 1,600 wells drilled by CNOOC’s subsidiary, China United Coalbed Methane Corporation. Samsonite International saw healthy growth during the period across all businesses, particularly in Asia and the American Tourister brand.

The absence of a position in Industrial & Commercial Bank of China also had a positive impact on performance, relative to the Fund’s benchmark, as Chinese banks were dogged by worries over asset quality, particularly focused on the banks’ off-balance sheet items, which may potentially be de facto liabilities due to implicit guarantees. The lack of transparency on shadow banking assets also makes it difficult for investors to quantify potential losses, in our view.

During the reporting period, we initiated a position in global logistics company Kerry Logistics. We like the company for its integrated capabilities, which are hard to replicate, in our opinion. Additionally, the group continues to increase its substantial exposure to China, where it has the largest distribution network.

Against this, we exited the Fund’s position in Wing Hang Bank following its takeover by OCBC. We also exited the position in China Vanke’s H-shares,5 which rose substantially after being converted from the B-shares. We retain exposure to the company through its A-shares, which trade at a significant discount.

A fundamental restructuring of China’s economy lies ahead and this means a prolonged period of slower growth, in our opinion. Poor economic data arising from this may continue to sway market sentiment. Despite market movements, we feel that policymakers are unlikely to implement aggressive fiscal or credit policies. We think that monetary policy may continue to accommodate economic transition, while averting liquidity crises. Recently, the Chinese central bank raised the reference rate for the yuan, while the

1	The Third Plenum of the 18th Chinese Communist Party Congress was held in November 2013. This plenum has historically been a platform for Chinese leaders to present their long-term vision for the economy.
2	Shadow banking refers to the financial intermediaries involved in facilitating the creation of credit across the global financial system, but whose members are not subject to regulatory oversight. The shadow banking system also refers to unregulated activities by regulated institutions.
3	Shanghai–Hong Kong Stock Connect is a pilot program that links the stock markets in Shanghai and Hong Kong. Under the program, investors in Hong Kong and Mainland China can trade and settle shares listed on the other market via the exchange and clearing house in their home market.
4	An entity in which equity investors do not have the characteristics of a controlling financial interest (i.e., they lack certain decision-making ability) or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support.
5	Shares of a company incorporated in the Chinese mainland that is listed on the Hong Kong Stock Exchange or other foreign exchange.

Annual Report 2014

Aberdeen China Opportunities Fund (Unaudited) (concluded)

Hong Kong Monetary Authority scrapped the yuan-conversion limit, both of which may potentially strengthen the currency and boost its global standing.

In our view, the developments that will be keenly monitored include the commencement of the Shanghai-Hong Kong Stock Connect program, which marks the first step towards the internationalization of the mainland’s capital markets. It expands investment choices for investors on both sides of the border and paves the way for the further opening up of the renminbi and China’s capital account.6 This may enhance Hong Kong’s position as the world’s primary offshore renminbi center and reinforces it as the gateway between China and international markets.

The ensuing euphoria resulting from the Shanghai-Hong Kong Stock Connect program will not change the way we identify investment opportunities. We have always followed a bottom-up, long-term investment strategy based on the thorough assessment of a company’s merits. However, we are carefully monitoring the impact of this new program on our holding in Hong Kong Exchanges and Clearing. If the new program is successful, there is scope for an expansion that includes the cross-border trading of even more asset classes.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

6	Under China’s closed capital account, companies, banks and individuals cannot move money in or out of the country except in accordance with strict rules. The limit for individuals is currently $50,000 a year, while corporate investments need government approval.

2014 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.82%	)	5.24%	11.46%
	w/SC2	(6.51%	)	4.00%	10.80%
Class C	w/o SC	(1.57%	)	4.49%	10.64%
	w/SC3	(2.55%	)	4.49%	10.64%
Class R4	w/o SC	(1.25%	)	4.90%	11.13%
Institutional Service Class[4]	w/o SC	(0.56%	)	5.54%	11.73%
Institutional Class[4]	w/o SC	(0.65%	)	5.47%	11.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2014

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a free float-adjusted, market capitalization-weighted index that is an aggregate of the MSCI Hong Kong Index and the MSCI China Index. The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. The MSCI China Index captures large and mid capitalization across China H shares, B shares, Red chips, and P chips.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	99.0%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	0.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	36.9%
Consumer Discretionary	17.9%
Industrials	17.9%
Energy	8.7%
Consumer Staples	5.5%
Telecommunication Services	4.8%
Materials	3.2%
Information Technology	2.5%
Utilities	1.6%
Other	1.0%
100.0%
Top Holdings*
Jardine Strategic Holdings Ltd.	8.3%
Swire Pacific Ltd., Class B	6.6%
AIA Group Ltd.	5.7%
MTR Corp. Ltd.	5.0%
HSBC Holdings PLC	4.8%
Hang Lung Group Ltd.	4.2%
China Mobile Ltd.	3.9%
PetroChina Co. Ltd., H Shares	3.7%
CNOOC Ltd.	3.4%
Hongkong & Shanghai Hotels Ltd. (The)	3.0%
Other	51.4%
100.0%

Top Countries
Hong Kong	71.8%
China	24.4%
United States	3.2%
Other	0.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

Statement of Investments

October 31, 2014

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.0%)
CHINA (24.4%)
Consumer Staples (2.8%)
China Resources Enterprise Ltd. (a)	360,000	$856,257
Energy (8.7%)
CNOOC Ltd. (a)	651,000	1,017,720
Green Dragon Gas Ltd. (b)	58,000	463,913
Greka Drilling Ltd. (a)(b)	225,000	30,827
Greka Engineering & Technology Ltd. (b)	174,000	4,871
PetroChina Co. Ltd., H Shares (a)	894,000	1,120,390
		2,637,721
Financials (6.4%)
China Merchants Bank Co. Ltd., A Shares (a)(c)	453,000	800,795
China Vanke Co. Ltd., A Shares (a)(c)	438,000	673,003
Yanlord Land Group Ltd. (a)	550,000	469,175
		1,942,973
Materials (2.6%)
Huaxin Cement Co. Ltd., B Shares	298,240	321,503
Yingde Gases Group Co. Ltd. (a)	597,000	466,162
		787,665
Telecommunication Services (3.9%)
China Mobile Ltd. (a)	94,500	1,178,254
		7,402,870
HONG KONG (71.8%)
Consumer Discretionary (15.1%)
AEON Stores (Hong Kong) Co. Ltd.	286,500	358,349
Giordano International Ltd. (a)	1,124,000	572,611
Global Brands Group Holding Ltd. (b)	554,380	122,240
Hongkong & Shanghai Hotels Ltd. (The) (a)	572,757	906,999
Li & Fung Ltd. (a)	614,380	749,560
Samsonite International SA (a)	257,300	854,937
Shangri-La Asia Ltd. (a)	474,000	689,472
Texwinca Holdings Ltd. (a)	386,000	338,760
		4,592,928
Consumer Staples (2.7%)
Convenience Retail Asia Ltd.	122,000	81,332
Dairy Farm International Holdings Ltd.	76,500	734,400
		815,732
Financials (30.5%)
AIA Group Ltd. (a)	312,400	1,743,325
Dah Sing Banking Group Ltd. (a)	289,440	525,892
Hang Lung Group Ltd. (a)	252,000	1,267,828
Hang Lung Properties Ltd. (a)	46,000	143,646
Hong Kong Exchanges and Clearing Ltd. (a)	25,800	572,843
HSBC Holdings PLC (a)	141,872	1,451,719
Standard Chartered PLC (HK Listing) (a)	58,240	901,403
Swire Pacific Ltd., Class A (a)	2,000	26,259
Swire Pacific Ltd., Class B (a)	825,000	2,002,435
Swire Properties Ltd. (a)	195,400	626,122
		9,261,472
Industrials (17.9%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	43,200	474,646
Jardine Strategic Holdings Ltd. (a)	70,500	2,513,091
Kerry Logistics Network Ltd. (a)	258,000	420,641
MTR Corp. Ltd. (a)	369,844	1,508,032
Pacific Basin Shipping Ltd. (a)	1,096,000	524,599
		5,441,009
Information Technology (2.5%)
ASM Pacific Technology Ltd. (a)	67,600	744,941
Materials (0.6%)
Hung Hing Printing Group Ltd.	1,288,000	187,674
Telecommunication Services (0.9%)
Asia Satellite Telecommunications Holdings Ltd. (a)	75,500	262,987
Utilities (1.6%)
Hong Kong & China Gas Co. Ltd. (a)	211,900	494,826
		21,801,569
UNITED STATES (2.8%)
Consumer Discretionary (2.8%)
Yum! Brands, Inc.	11,974	860,093
Total Common Stocks		30,064,532
REPURCHASE AGREEMENT (0.4%)
UNITED STATES (0.4%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $130,000 collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $134,650	$130,000	130,000
Total Repurchase Agreement		130,000
Total Investments (Cost $29,952,655) (d)—99.4%		30,194,532

Other assets in excess of liabilities—0.6%		170,696
Net Assets—100.0%		$30,365,228

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Annual Report 2014

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A shares at net asset value net of fees) returned -1.37% for the 12-month period ended October 31, 2014, versus the 0.98% return of its benchmark, the MSCI Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 318 funds) was 1.23% for the period.

Emerging market equities, as measured by the MSCI Emerging Markets Index, rose in the year under review. Despite an initial pullback because of early concerns over the U.S. Federal Reserve’s (Fed) withdrawal of its monetary stimulus and China’s slowing economic growth, markets subsequently resumed their uptrend, as it appeared that investors took the Fed’s gradual reduction of its asset purchases in stride. Hopes of political change in key developing economies and continued monetary largesse from the world’s major central banks provided further impetus to markets. The gains, however, were capped by renewed worries of an earlier-than-expected U.S. interest rate hike. In our view, a continued deceleration of growth in China and Europe also cast doubts over the global recovery, while the protests in Hong Kong exacerbated already-heightened geopolitical tensions caused by the crises in Ukraine and the Middle East.

The top contributors to the Fund’s relative performance during the reporting period included Indian holdings such as Housing Development Finance Corp. (HDFC), ICICI Bank, UltraTech Cement, and Hero MotoCorp. These companies were beneficiaries of the election-related euphoria that pushed the Indian market to all-time highs. Shares of ICICI Bank and mortgage lender HDFC were further lifted by hopes of better loan growth, while UltraTech Cement gained on expectations of increased infrastructure spending. Motorcycle manufacturer Hero MotoCorp enjoyed solid sales growth over the period amid signs it was winning back market share from competitors.

South Korean technology company Samsung Electronics was another key contributor to performance. The Fund holds the company’s preferred shares, which outperformed the ordinary shares of the company. The stock performed well on the back of record-high operating profits, but came under pressure when management warned of weaker handset margins in the second half of 2014. While we are aware that Samsung is facing increasing competition from mid- to low-end Chinese smartphone rivals, we believe it remains well placed, given its vertically integrated operation. Additionally, we are beginning to see a turnaround in the memory division, a key business segment.

The main performance laggards at the stock level for the reporting period were Standard Chartered and Vale. Emerging markets lender Standard Chartered’s shares weakened after the third profit warning in a year as the bank delivered its nine-month results for its 2014 fiscal year. Management cited high impairment charges as some corporate and institutional clients were hurt by weakening commodity markets. Investor sentiment was also dampened by speculation that U.S. regulators could reinvestigate alleged sanction violations against Standard Chartered. Some of its problems are cyclical and should be resolved in the medium term, in our view. More structural difficulties may potentially require management to reprioritize investments, divest non-core businesses and streamline riskier portfolios. Declining iron ore prices hurt Vale; the Brazilian miner swung to a loss in the third quarter because of sustained weakness in commodity prices and a depreciating local currency, the Brazilian real.

The absence of a position in Hong Kong-listed Chinese Internet company Tencent also detracted from Fund performance, relative to the Fund’s benchmark. Shares of the Chinese Internet company were buoyed by good results and a number of acquisitions that were expected to boost its market share in the online search and e-commerce segments. However, we remain deterred by what we feel is Tencent’s opaque ownership structure, in addition to its high valuation.

Regarding Fund activity during the reporting period, we initiated a position in Jeronimo Martins, a well-run retailer with an established franchise in Poland at an attractive valuation, in our opinion. We also added to several holdings, including leading Russian food retailer Magnit, on valuation grounds. Magnit’s share price had declined along with the local stock market amid tensions over the political crisis in Ukraine. Its operational results earlier in the calendar year also did not meet the market’s expectations. However, robust gross margins and lower operating expenses supported the company’s most recent quarterly results, prompting management to upgrade its full-year 2014 sales and earnings forecasts. Conversely, we sold the Fund’s shares in GlaxoSmithKline Pharmaceuticals of India following the successful tender offer by its parent company, United Kingdom-based GlaxoSmithKline, and trimmed Brazilian fuels and chemicals company Ultrapar, global specialist steel-pipe maker Tenaris, Indian mortgage lender HDFC, and Turkish lender Akbank.

The divergence in monetary policy across the world is becoming more pronounced, with other major central banks accelerating quantitative easing at a time when the Fed has just concluded its asset purchases. The European Central Bank has begun to purchase covered bonds* in an effort to revive growth and keep deflation in check, while the Bank of Japan is injecting trillions of yen in a bid to boost the country’s monetary base. How all these translate into capital flows into emerging markets remain to be seen, in our view. Meanwhile, the imminent change in U.S. monetary policy will be closely watched. Although volatility and capital outflows cannot be ruled out when the Fed eventually hikes rates, we think that a prolonged slump in emerging stock markets is unlikely.

Many developing economies, including those most vulnerable to capital flight, are better prepared now than during last year’s “taper tantrums,” in our opinion. Current account deficits have narrowed (or at least have remained unchanged), and real interest rates have generally turned positive. We believe that, should the U.S. raise interest rates because of a sturdier economic rebound, developing

2014 Annual Report

*	Covered bonds are securities backed by assets such as mortgage loans.

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

economies, in particular those of the export-driven nations, would benefit. For China, we feel that the return to the previous pace of breakneck expansion appears slim as policymakers continue to balance reform and growth. But the inevitable shift towards a more sustainable consumption-led economy is necessary, in our view, even if this could herald short-term risks.

For us at Aberdeen, investing in companies that we view as fundamentally sound and well managed is an imperative that we believe should help negate the vagaries of market sentiment. Recent earnings from our holdings have been largely steady or met expectations despite the muted economic backdrop. Renewed efforts to boost profits through cost reductions and improving margins are further along, even though it may be some time before a broader rebound is evident. Many of these companies are market leaders and have weathered periods of crises; we think it should be no different this time. With valuations still attractive, in our view, we will be looking to add to favored holdings when opportunities arise.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	(1.37%	)	8.11%	7.44%
	w/SC4	(7.02%	)	6.83%	6.59%
Class C3	w/o SC	(2.04%	)	7.75%	7.20%
	w/SC5	(3.01%	)	7.75%	7.20%
Class R3,6	w/o SC	(1.76%	)	7.94%	7.33%
Institutional Service Class[6,7]	w/o SC	(1.29%	)	8.08%	7.43%
Institutional Class[6]	w/o SC	(1.01%	)	8.29%	7.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, C and R shares would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2014 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	88.5%
Preferred Stocks	9.1%
Repurchase Agreement	2.3%
Other assets in excess of liabilities	0.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	35.4%
Consumer Staples	16.8%
Energy	11.5%
Information Technology	11.2%
Consumer Discretionary	8.2%
Materials	7.5%
Telecommunication Services	4.6%
Industrials	1.3%
Health Care	1.1%
Other	2.4%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
China Mobile Ltd.	3.4%
Fomento Economico Mexicano SAB de CV, ADR	3.1%
Infosys Ltd.	3.0%
Housing Development Finance Corp. Ltd.	3.0%
Banco Bradesco SA, ADR, Preferred Shares	3.0%
AIA Group Ltd.	2.9%
Astra International Tbk PT	2.7%
Lukoil OAO, ADR	2.6%
Other	68.1%
100.0%

Top Countries
India	14.7%
Brazil	12.5%
Hong Kong	8.3%
Mexico	7.3%
South Africa	5.8%
China	5.6%
Republic of South Korea	5.4%
Turkey	5.3%
Taiwan	5.1%
Thailand	5.0%
Other	25.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

Statement of Investments

October 31, 2014

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.5%)
BRAZIL (7.7%)
Consumer Discretionary (1.1%)
Lojas Renner SA	3,887,710	$116,416,353
Consumer Staples (1.0%)
Souza Cruz SA	12,070,988	97,526,607
Energy (2.4%)
Petroleo Brasileiro SA, ADR	1,619,000	18,942,300
Ultrapar Participacoes SA	10,099,000	220,287,724
		239,230,024
Financials (1.0%)
Banco Bradesco SA	595,600	8,768,509
Multiplan Empreendimentos Imobiliarios SA	4,625,629	95,671,127
		104,439,636
Materials (2.2%)
Vale SA, ADR	21,620,901	218,154,891
		775,767,511
CHILE (1.2%)
Financials (1.2%)
Banco Santander Chile, ADR	5,840,846	123,767,527
CHINA (5.6%)
Energy (2.2%)
PetroChina Co. Ltd., H Shares (a)	174,648,200	218,874,845
Telecommunication Services (3.4%)
China Mobile Ltd. (a)	27,350,600	341,015,430
		559,890,275
HONG KONG (8.3%)
Financials (8.3%)
AIA Group Ltd. (a)	52,060,000	290,516,912
Hang Lung Group Ltd. (a)	25,049,000	126,023,113
Hang Lung Properties Ltd. (a)	38,882,000	121,417,940
Swire Pacific Ltd., Class A (a)	16,401,000	215,336,141
Swire Pacific Ltd., Class B (a)	15,945,000	38,701,611
Swire Properties Ltd. (a)	13,957,100	44,722,867
		836,718,584
HUNGARY (1.1%)
Consumer Discretionary (0.0%)
Danubius Hotel and Spa PLC (b)	2,039	39,542
Health Care (1.1%)
Richter Gedeon Nyrt (a)	7,155,840	109,160,473
		109,200,015
INDIA (14.7%)
Consumer Discretionary (1.5%)
Hero MotoCorp Ltd. (a)	2,931,597	146,341,908
Consumer Staples (3.8%)
Hindustan Unilever Ltd. (a)	15,700,443	188,252,024
ITC Ltd. (a)	33,429,000	193,027,025
		381,279,049
Financials (4.4%)
Housing Development Finance Corp. Ltd. (a)	16,663,000	298,945,357
ICICI Bank Ltd. (a)	5,146,900	136,566,987
ICICI Bank Ltd., ADR	32,100	1,809,156
		437,321,500
Information Technology (3.0%)
Infosys Ltd. (a)	4,564,515	302,789,790
Materials (2.0%)
Grasim Industries Ltd. (a)	846,892	48,332,385
Grasim Industries Ltd., GDR (c)	13,359	765,871
UltraTech Cement Ltd. (a)	3,743,118	155,266,818
UltraTech Cement Ltd., GDR (c)	13,918	578,015
		204,943,089
		1,472,675,336
INDONESIA (2.7%)
Consumer Discretionary (2.7%)
Astra International Tbk PT (a)	492,030,500	275,886,912
ITALY (2.1%)
Energy (2.1%)
Tenaris SA, ADR	5,262,000	208,585,680
MALAYSIA (2.2%)
Financials (2.2%)
CIMB Group Holdings Bhd (a)	46,713,542	92,242,477
Public Bank Bhd	22,182,200	125,030,930
		217,273,407
MEXICO (7.3%)
Consumer Discretionary (0.0%)
Consorcio ARA SAB de CV (b)	3,467,000	1,580,795
Consumer Staples (3.6%)
Fomento Economico Mexicano SAB de CV, ADR	3,194,501	307,438,776
Organizacion Soriana SAB de CV, Class B	15,206,779	49,811,271
		357,250,047
Financials (2.4%)
Grupo Financiero Banorte SAB de CV	38,072,148	243,989,705
Industrials (1.3%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	951,715	128,176,976
		730,997,523
PHILIPPINES (3.4%)
Financials (3.4%)
Ayala Corp. (a)	3,958,000	60,833,676
Ayala Land, Inc. (a)	195,247,800	145,893,611
Bank of Philippine Islands (a)	64,725,894	137,153,802
		343,881,089

See accompanying Notes to Financial Statements.

2014 Annual Report

Statement of Investments (continued)

October 31, 2014

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
POLAND (2.5%)
Consumer Staples (0.8%)
Jeronimo Martins SGPS SA (a)	8,576,556	$75,058,678
Financials (1.7%)
Bank Pekao SA (a)	3,269,062	171,097,427
		246,156,105
REPUBLIC OF SOUTH KOREA (1.1%)
Consumer Staples (1.1%)
E-Mart Co. Ltd. (a)	603,019	111,889,555
RUSSIA (4.5%)
Consumer Staples (1.9%)
Magnit OJSC (a)	692,928	190,977,000
Energy (2.6%)
Lukoil OAO, ADR	5,369,543	263,376,084
		454,353,084
SOUTH AFRICA (5.8%)
Consumer Discretionary (1.7%)
Truworths International Ltd. (a)	25,651,395	175,797,141
Consumer Staples (3.0%)
Massmart Holdings Ltd. (a)	8,941,282	96,657,786
SABMiller PLC (a)	3,652,100	205,787,542
		302,445,328
Materials (1.1%)
BHP Billiton PLC (a)	4,145,549	106,811,277
		585,053,746
TAIWAN (5.1%)
Information Technology (3.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	90,968,117	394,335,005
Telecommunication Services (1.2%)
Taiwan Mobile Co. Ltd.	37,660,255	122,205,618
		516,540,623
THAILAND (5.0%)
Energy (0.7%)
PTT Exploration & Production PCL, Foreign Shares (a)	15,703,800	70,602,703
Financials (2.4%)
Siam Commercial Bank PCL, Foreign Shares (a)	44,670,100	243,587,565
Materials (1.9%)
Siam Cement PCL, Foreign Shares (a)	11,254,200	156,320,154
Siam Cement PCL, NVDR (a)	2,365,300	32,694,397
		189,014,551
		503,204,819
TURKEY (5.3%)
Consumer Staples (1.6%)
BIM Birlesik Magazalar A.S. (a)	7,056,088	161,191,136
Financials (3.7%)
Akbank T.A.S. (a)	51,647,608	186,496,605
Turkiye Garanti Bankasi A.S. (a)	46,635,599	182,013,750
		368,510,355
		529,701,491
UNITED KINGDOM (1.7%)
Financials (1.7%)
Standard Chartered PLC (a)	11,427,766	172,018,228
UNITED STATES (1.2%)
Consumer Discretionary (1.2%)
Yum! Brands, Inc.	1,625,000	116,723,750
Total Common Stocks		8,890,285,260
PREFERRED STOCKS (9.1%)
BRAZIL (4.8%)
Energy (1.5%)
Petroleo Brasileiro SA, ADR, Preferred Shares	12,631,900	154,488,137
Financials (3.0%)
Banco Bradesco SA, ADR, Preferred Shares	19,877,586	297,766,239
Materials (0.3%)
Vale SA, ADR, Preferred Shares	3,716,416	32,555,804
		484,810,180
REPUBLIC OF SOUTH KOREA (4.3%)
Information Technology (4.3%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	462,959	427,340,306
Total Preferred Stocks		912,150,486
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $229,143,000, collateralized by a U.S. Treasury Note, maturing 10/31/2021; total market value of $233,727,135.	$229,143,000	229,143,000
Total Repurchase Agreement		229,143,000
Total Investments (Cost $9,363,827,791) (d)—99.9%		10,031,578,746

Other assets in excess of liabilities—0.1%		10,764,044
Net Assets—100.0%		$10,042,342,790

See accompanying Notes to Financial Statements.

Annual Report 2014

Statement of Investments (concluded)

October 31, 2014

Aberdeen Emerging Markets Fund

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements.

2014 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at net asset value net of fees) returned 2.90% for the 12-month period ended October 31, 2014, versus the 0.04% return for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 17.27% for the broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Alternative Long/Short Equity Funds (consisting of 119 funds) was 5.51% for the period.

U.S. equity markets moved higher over the 12-month period ended October 31, 2014. Investors’ optimism over the reporting period was buoyed by generally positive corporate earnings reports and steady but moderate overall improvement in economic data. This offset geopolitical concerns in Ukraine and the Middle East and, towards the end of the period, worries over slowing economic growth in Europe and Asia. Shares of large-cap companies, as measured by the broader-market S&P 500 Index, outperformed their small-cap counterparts, as represented by the Russell 2000 Index. Nine of the ten sectors within the S&P 500 Index saw positive returns, led by healthcare and utilities. Energy was the lone sector to post a negative return amid the ongoing sharp declines in oil prices, while consumer discretionary also lagged the overall market amid several periods of weakness in consumer spending. Eight of the ten sectors within the Russell 2000 Index saw positive returns, led by healthcare and utilities. Energy and telecommunication services were the only sectors to post negative returns for the period.

The beginning of the review period was marked by volatility amid speculation concerning the Federal Reserve’s (Fed) possible tapering of monetary policy easing and the change in command at the central bank, as former Fed vice chair Janet Yellen succeeded Ben Bernanke as Fed chief in February. The Fed began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January 2014 and ended its tapering in late October.

The U.S. economic recovery hit several peaks and valleys during the reporting period, with healthy gross domestic product (GDP) growth in the fourth quarter of 2013 and the second and third quarters of 2014 sandwiched around a contraction in the first quarter of the year, most likely attributable to bad weather-induced weakness in consumer spending. As expected, consumer spending was the primary driver of the upturns and declines in GDP during the period, as it currently comprises more than two-thirds of GDP. The economy added roughly 1.7 million jobs over the 12-month review period, while the unemployment rate fell from 7.2% to 5.8%. At the end of the reporting period, however, the labor force participation rate hovered just above its lowest level in more than 36 years – generally providing further skepticism in the markets regarding the timing of an increase in the federal funds rate by the Fed.

Shortly after the end of the reporting period, in the mid-term U.S. Congressional elections, the Republican Party forged a majority in the U.S. Senate and bolstered their control in the House of Representatives. The change in political leadership in the Senate may potentially influence government policy in the next two years leading up to the presidential election in 2016.

As expected during a market upturn, the Fund’s long positions bolstered performance over the reporting period, most notably in the healthcare and financials sectors. The main individual stock contributors were long holdings in biotechnology firm Gilead Sciences, health benefits provider Aetna, and freight railroad operator Canadian National Railway. Gilead Sciences has continued to benefit from sales of Solvadi, its hepatitis C treatment, which currently comprises over half of the company’s total product sales. Shares of Aetna rose during the period as investors took a favorable view of the company’s earnings growth potential. Canadian National Railway’s operating results for the period were supported by good revenue growth, partly attributable to increased shipments of oil and chemicals.

Conversely, the Fund’s short exposures hampered Fund performance, particularly in the information technology and industrials sectors. The primary detractors among individual positions were short exposures to payment-processing services provider Verifone Systems, asset management firm Legg Mason, and defense contractor Northrop Grumman. Shares of Verifone moved higher mainly on stronger-than-anticipated earnings over the period, thereby weighing on Fund performance. While Legg Mason, which the Fund holds as a paired position against a long holding in asset manager Blackrock, saw generally better-than-expected results over the reporting period, the company still has a net debt balance sheet and structurally lower margins compared to those of most asset managers. The Fund also holds a short exposure to Northrop Grumman as a paired position against a long holding in Lockheed Martin. Northrop posted results that exceeded investors’ expectations over the period, though its earnings were propped up somewhat by share repurchases. Over the reporting period, Lockheed Martin posted a significantly higher return than that of Northrop Grumman, creating a positive return for the Fund from the paired position.

We view the equity market behavior during the reporting period as having two fairly distinct characteristics. The first part of the period resulted in what we believe was the culmination of the valuation expansion portion of the equity market gains that took place during 2012 and 2013. It was characterized by broad-based gains in the market, along with the outperformances of lower-quality companies relative to their high-quality counterparts, and of companies with volatile business models and stock prices. Within that period, the Fund’s short positions outperformed the long holdings as smaller, lower-quality company stocks outperformed shares of larger, higher-quality companies.

Around the time of the Fed’s March 2014 meeting, the nature of equity return drivers shifted toward more company-specific and fundamentally driven activity. Within that period, the Fund’s short positions underperformed the long holdings, aided by company-specific fundamentals. The performance of the long holdings versus the short positions improved consistently between the end of March and the close of the reporting period on October 31.

Notable changes to the Fund over the reporting period included the initiation of long holdings in credit-reporting agency Equifax;

Annual Report 2014

Aberdeen Equity Long-Short Fund (Unaudited) (continued)

International Flavors & Fragrances, a global manufacturer of additives for food and perfumes; payment services and network provider American Express; and PVH Corp., which markets several well-known clothing brands, including Calvin Klein and Tommy Hilfiger; telecom Verizon Communications; global diversified healthcare company Baxter International; contract research organization PAREXEL International; and diversified financial services company Charles Schwab. We exited long positions in integrated energy company Chevron Corp.; packaged foods producer Kraft Foods Group; metal components maker Precision Castparts; analytical instrument manufacturer Waters Corporation (WAT); and specialty retailer Ascena Corp.

Within the short segment of the Fund, we established new exposures to financial services company Comerica as a paired position against the Fund’s long holding in Wells Fargo & Co.; robotics technology firm iRobot Corp.; packaged foods maker B&G Foods; Fastenal Company, a distributor of industrial and construction supplies; organic and natural foods grocer Whole Foods Market; data storage services provider NetApp; IT services provider International Business Machines; financial services company Northern Trust; household products maker The Clorox Co.; and two exchange-traded funds (ETFs): PowerShares QQQ Trust Series, which seeks to replicate the performance of the Nasdaq 100 Index,1 and Select Sector Utilities Select Sector SPDR Fund, which seeks to provide investment results that correspond to those of the utilities sector of the S&P 500 Index. We exited short positions in Badger Meter, a manufacturer of products incorporating flow measurement and control technologies; USG Corp., a manufacturer of building materials; athletic apparel retailer Lululemon Athletica; steel producer United States Steel; as well as iRobot Corp. and Comerica, which we had initiated earlier in the annual period.

We believe that the Fund’s current construction is amenable to capturing a significant amount of company-specific returns without relying on specific macroeconomic or external events such as shifts in interest rates, energy prices, or other elements which are out of the control of the companies in which we invest in an effort to enhance the Fund’s performance.

The Fund ended the reporting period with a net position of about 47% and a gross position of approximately 150%, little changed from the end of September. We believe that the sharp correction in the middle of October created the opportunity for a market rebound, particularly in smaller companies outside of the energy sector.

Economic activity in North America continues to improve modestly, with the overhang, in our view, now being a more tepid economic outlook for many other regions that have typically provided growth to many U.S.-based companies. At the macroeconomic level, the focus has been the rise of geopolitical concerns and the fairly sharp downward move in energy prices. Given that so much of recent capital investment has been focused on domestic energy production and transportation, we think that sustained volatility in commodity markets will be a persistent theme over the next year. On the flip side, the state of U.S. consumers showed improvement late in the period following a fickle start to the year with the view that consumer confidence and spending was helped in part by lower oil prices.

Valuations of the companies we invest in remain justifiable, although not cheap, in our opinion. We think that this is likely to remain the case while yields on 10-year U.S. Treasuries remain below the 3% range and ample liquidity remains. And despite what has appeared to be an increase in volatility over the past several months, share prices of large-cap equities have been hovering near their all-time highs, while small-cap stocks have recaptured much of their underperformance from earlier in 2014.

Moving forward, we believe that, in aggregate, shareholder returns over the next year may be driven by underlying operating earnings growth and distributions rather than further price/earnings multiple2 expansion. Our view is based on our observation that the S&P 500 Index recently has been trading at or above its long-term historical average, against what we feel may prove to be a period of positive but still tepid revenue growth and already high profitability levels for most companies. For further multiple expansion to occur and be sustained, we believe we would need to see an acceleration in global economic growth, while we also note that a stronger U.S. dollar had led to currency translation headwinds for companies with overseas revenues. Nevertheless, absent any macroeconomic events, political wrangling – or other unpredictable factors – we feel that valuations are well supported. The recent volatility has led to more sector and stock dispersion,3 which in our view is good for active managers. We anticipate using this to our advantage by adding to holdings that we feel may be indiscriminately punished by the market.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	The Nasdaq 100 Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization.
2	The price/earnings multiple is the ratio of a company’s current share price compared to its per-share earnings.
3	Dispersion is a measure of the variation of the performance of stock or sector relative to a market benchmark.

2014 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	2.90%		3.63%	3.47%
	w/SC2	(3.02%	)	2.41%	2.86%
Class C	w/o SC	2.26%		2.92%	2.74%
	w/SC3	1.26%		2.92%	2.74%
Class R4	w/o SC	2.49%		3.26%	3.15%
Institutional Service Class[4,5]	w/o SC	3.03%		3.74%	3.66%
Institutional Class[4]	w/o SC	3.26%		3.94%	3.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from prior to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. The performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.

2014 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly return equivalents of yield averages that are not marked to market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	100.2%
Liabilities in excess of other assets	(0.2%)
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Information Technology	17.9%
Health Care	15.0%
Consumer Discretionary	13.5%
Financials	13.4%
Consumer Staples	10.2%
Industrials	10.1%
Energy	9.1%
Materials	8.0%
Telecommunication Services	3.0%
Other	(0.2%)
100.0%
Top Holdings
CVS Health Corp.	3.4%
Cognizant Technology Solutions Corp., Class A	3.2%
Pfizer, Inc.	3.1%
American Express Co.	3.1%
BorgWarner, Inc.	3.1%
Verizon Communications, Inc.	3.0%
Gilead Sciences, Inc.	2.9%
International Flavors & Fragrances, Inc.	2.9%
Comcast Corp., Class A	2.9%
Visa, Inc., Class A	2.8%
Other	69.6%
100.0%

Short Positions
Asset Allocation
Common Stocks	49.3%
Exchange Traded Funds	3.8%
Other assets in excess of liabilities	46.9%
100.0%

Annual Report 2014

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Top Sectors
Information Technology	9.7%
Industrials	9.1%
Consumer Staples	9.0%
Health Care	6.6%
Consumer Discretionary	6.3%
Financials	5.9%
Energy	2.7%
Other	50.7%
100.0%

Top Holdings
Boston Scientific Corp.	2.8%
FactSet Research Systems, Inc.	2.7%
Fastenal Co.	2.6%
International Business Machines Corp.	2.5%
PACCAR, Inc.	2.3%
Agilent Technologies, Inc.	2.2%
Northern Trust Corp.	2.2%
Clorox Co.	2.1%
VeriFone Systems, Inc.	2.0%
Allstate Corp. (The)	2.0%
Other	76.6%
100.0%

2014 Annual Report

Statement of Investments

October 31, 2014

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (100.2%)
Consumer Discretionary (13.5%)
BorgWarner, Inc.	185,800	$10,594,316
Comcast Corp., Class A	182,931	10,125,231
PVH Corp.	80,100	9,159,435
Target Corp.	140,300	8,673,346
TJX Cos., Inc.	133,900	8,478,548
		47,030,876
Consumer Staples (10.2%)
Costco Wholesale Corp.	63,128	8,419,381
CVS Health Corp.	139,300	11,953,333
PepsiCo, Inc.	66,100	6,356,837
Philip Morris International, Inc.	100,200	8,918,802
		35,648,353
Energy (9.1%)
Apache Corp.	94,200	7,272,240
ConocoPhillips	75,300	5,432,895
National Oilwell Varco, Inc.	99,600	7,234,944
Schlumberger Ltd.	63,600	6,274,776
TransCanada Corp.	112,800	5,559,912
		31,774,767
Financials (13.4%)
American Express Co.	119,000	10,704,050
BlackRock, Inc.	24,900	8,493,639
Charles Schwab Corp. (The)	127,500	3,655,425
Intercontinental Exchange, Inc.	46,964	9,782,132
Jones Lang LaSalle, Inc.	38,600	5,219,106
Wells Fargo & Co.	168,826	8,962,972
		46,817,324
Health Care (15.0%)
Aetna, Inc.	92,800	7,656,928
Baxter International, Inc.	123,300	8,648,262
Gilead Sciences, Inc. (a)	92,500	10,360,000
Johnson & Johnson	64,000	6,897,920
PAREXEL International Corp. (a)	148,200	8,048,742
Pfizer, Inc.	359,700	10,773,015
		52,384,867
Industrials (10.1%)
Canadian National Railway Co.	122,700	8,660,166
Deere & Co.	60,700	5,192,278
Emerson Electric Co.	115,200	7,379,712
Equifax, Inc.	101,000	7,649,740
Lockheed Martin Corp.	33,500	6,384,095
		35,265,991
Information Technology (17.9%)
Alliance Data Systems Corp. (a)	24,500	6,942,075
Cognizant Technology Solutions Corp., Class A (a)	230,200	11,245,270
EMC Corp.	260,800	7,492,784
FEI Co.	106,300	8,958,964
Oracle Corp.	225,455	8,804,018
QUALCOMM, Inc.	118,097	9,271,795
Visa, Inc., Class A	41,020	9,903,459
		62,618,365
Materials (8.0%)
International Flavors & Fragrances, Inc.	103,000	10,212,450
Nucor Corp.	105,178	5,685,923
Potash Corp. of Saskatchewan, Inc.	194,200	6,635,814
Praxair, Inc.	43,200	5,442,768
		27,976,955
Telecommunication Services (3.0%)
Verizon Communications, Inc.	211,100	10,607,775
Total Common Stocks — Long Positions		350,125,273
Total Investments (Cost $279,990,277) (b)—100.2%		350,125,273

Liabilities in excess of other assets—(0.2)%		(650,368)
Net Assets—100.0%		$349,474,905

See accompanying Notes to Financial Statements.

Annual Report 2014

Statement of Investments (concluded)

October 31, 2014

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — SHORT POSITIONS (49.3%)
Consumer Discretionary (6.3%)
Apollo Education Group, Inc. (a)	110,400	$3,164,064
Carnival Corp.	127,100	5,103,065
Darden Restaurants, Inc.	85,000	4,401,300
Garmin Ltd.	68,900	3,822,572
Leggett & Platt, Inc.	138,600	5,458,068
		21,949,069
Consumer Staples (9.0%)
B&G Foods, Inc.	230,100	6,778,746
Campbell Soup Co.	148,100	6,541,577
Clorox Co.	73,800	7,343,100
United Natural Foods, Inc. (a)	82,500	5,611,650
Whole Foods Market, Inc.	133,700	5,258,421
		31,533,494
Energy (2.7%)
Denbury Resources, Inc.	458,000	5,679,200
Patterson-UTI Energy, Inc.	167,700	3,862,131
		9,541,331
Financials (5.9%)
Allstate Corp. (The)	106,100	6,880,585
Legg Mason, Inc.	114,500	5,954,000
Northern Trust Corp.	116,000	7,690,800
		20,525,385
Health Care (6.6%)
Agilent Technologies, Inc.	141,900	7,844,232
Boston Scientific Corp. (a)	723,500	9,608,080
Cardinal Health, Inc.	72,100	5,658,408
		23,110,720
Industrials (9.1%)
Con-way, Inc.	109,700	4,757,689
Fastenal Co.	202,000	8,896,080
Illinois Tool Works, Inc.	45,400	4,133,670
Northrop Grumman Corp.	42,831	5,908,965
PACCAR, Inc.	124,200	8,112,744
		31,809,148
Information Technology (9.7%)
CA, Inc.	104,500	3,036,770
FactSet Research Systems, Inc.	72,300	9,503,112
International Business Machines Corp.	54,100	8,894,040
NetApp, Inc.	124,500	5,328,600
VeriFone Systems, Inc. (a)	188,300	7,016,058
		33,778,580
Total Common Stocks — Short Positions		172,247,727
EXCHANGE TRADED FUNDS — SHORT POSITIONS (3.8%)
Equity Funds (3.8%)
Powershares QQQ Trust, Series 1	67,100	$6,803,940
Utilities Select Sector SPDR Fund	140,000	6,365,800
		13,169,740
Total Exchange Traded Funds—Short Positions		13,169,740
Total Securities Sold Short (Proceeds $152,831,218)—53.1%		$185,417,467

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2014 Annual Report

Aberdeen European Equity Fund (Unaudited)

The Aberdeen European Equity Fund (Class A shares at net asset value net of fees) returned -3.80% for the 12-month period ended October 31, 2014, versus the -0.73% return of its benchmark, the FTSE World Europe Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of European Region Funds (consisting of 71 funds) was -2.27% for the period.

Pan-European equities dipped in U.S. dollar terms during the reporting period. Initial concerns over the U.S. Federal Reserve’s (Fed) tapering of its quantitative easing program gave way to hope that economic recovery in the U.S. was becoming more sustainable. Also lifting market sentiment were an increase in mergers and acquisitions, hopes that the European Central Bank’s (ECB) unorthodox policies would revive the Eurozone,1 upbeat gross domestic product growth in the United Kingdom (UK) and Scotland’s decision to stay in the UK. However, the gains were pared by a slew of worries, including fears over a hard economic landing in China, geopolitical tensions in Ukraine and the Middle East, Russia’s retaliatory sanctions to Western embargoes, and contagion fears triggered by the woes of Portugal’s second-largest lender, Banco Espirito Santo. Subsequently, stock markets failed to make up for earlier losses, especially after a sell-off late in the reporting period on the back of sluggish economic data and corporate earnings, the ECB’s wavering amid the worsening global backdrop, as well as the end of quantitative easing in the U.S.

Fund performance for the reporting period was hindered by the negative impact of overall stock selection, which outweighed the positive contribution from asset allocation.

At the stock level, contributors to the Fund’s relative return included biopharmaceutical firm Novo-Nordisk, which continued to deliver good profit growth and benefited from a positive regulatory outcome for one of its anti-obesity treatments. Financial services company Prudential posted good first-half 2014 results that reflected good underlying growth in both the U.S. and Asia. Associated British Foods reported better-than-expected results in its sugar business. The company’s restructuring in its grocery segment began to bear fruit and its subsidiary, Primark, continued to see substantial growth.

Conversely, the Fund’s holding in Standard Chartered detracted from performance for the annual period. The lender faced difficult market conditions, including continued financial market weakness and specific challenges in Korea. Management has moved quickly to dispose of non-core businesses and reduce costs. The position in Tesco also had a negative impact on Fund performance, as its shares underperformed the overall market following a downgrade in its profit expectations amid intensifying competition. Additionally, Tesco shares declined on news that its first-half profits and full-year forecast were overstated due to accounting irregularities in its UK food business. Another detractor was Rolls-Royce. Its shares were relatively weak after mid-year 2014 results that were dampened by short-term factors, such as an adverse product mix, as well as higher research and development and restructuring charges.

In key Fund activity, we sold the holding in engineering firm Amec Foster Wheeler after a recent deal increased its leverage and heightened the risk of cyclicality in its business, in our view. We initiated a position in Swiss watch components-maker Swatch, which owns several well-established watch brands, and Experian, a credit scoring and processing business with a number of growing international positions. We also added to the position in defense electronics company Cobham via a share placement,2 from which the company funded what we believe is an attractive acquisition.

Looking ahead, we remain concerned about low inflation in Europe, while we feel that a lack of unity within the ECB does not bode well for good policy-making. While the ECB has introduced stimulus through bond purchases, some investors were left disappointed by the absence of a more aggressive quantitative easing similar to that of Japan. We think that the markets continue to hope for something more concrete than ECB President Mario Draghi’s verbal promises to help lift a still-struggling Eurozone from its present malaise. In our view, only time will tell if the ECB’s present action (or inaction) will suffice in preventing the economy from lapsing back into recession for the third time since the start of the global financial crisis in 2007.

Portfolio Management:

Aberdeen Pan European Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Concentrating investments in Europe subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

1	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.
2	A share placement comprises the sale of securities to a small number of private investors instead of to the general investing public.

Annual Report 2014

Aberdeen European Equity Fund (Unaudited) (concluded)

A number of countries in Europe have experienced severe economic and financial difficulties. These difficulties may continue, worsen or spread within and outside Europe.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Annual Report

Aberdeen European Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2014)		1 Yr.		Inception[1]
Class A	w/o SC	(3.80%	)	3.59%
	w/SC2	(9.31%	)	(0.16%	)
Class C	w/o SC	(4.47%	)	2.85%
	w/SC3	(5.41%	)	2.24%
Class R4	w/o SC	(3.98%	)	3.37%
Institutional Service Class[4]	w/o SC	(3.54%	)	3.86%
Institutional Class[4]	w/o SC	(3.53%	)	3.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2014

Aberdeen European Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen European Equity Fund, FTSE World Europe Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE World Europe Index is a free-float adjusted market capitalization-weighted index, consisting of large and mid capitalization companies for developed and emerging market segments.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waiver and reimbursements in effect, without which returns would have been lower.

Portfolio Summary

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	96.0%
Repurchase Agreement	3.1%
Preferred Stocks	0.1%
Other assets in excess of liabilities	0.8%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Industrials	24.1%
Consumer Staples	18.1%
Financials	14.7%
Materials	11.0%
Health Care	9.5%
Energy	6.8%
Utilities	5.2%
Consumer Discretionary	4.7%
Information Technology	2.0%
Other	3.9%
100.0%

Top Holdings*
Prudential PLC	4.5%
Roche Holding AG	4.2%
Linde AG	3.8%
British American Tobacco PLC	3.7%
Nestle SA	3.7%
Nordea Bank AB	3.6%
Novo Nordisk AS, Class B	3.5%
Schneider Electric SE	3.5%
Rolls-Royce Holdings PLC	3.5%
Centrica PLC	3.2%
Other	62.8%
100.0%

Top Countries
United Kingdom	46.4%
Switzerland	17.0%
Sweden	11.2%
France	10.5%
Germany	3.8%
Denmark	3.5%
United States	3.1%
Norway	1.9%
Italy	1.8%
Other	0.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

Statement of Investments

October 31, 2014

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.0%)
DENMARK (3.5%)
Health Care (3.5%)
Novo Nordisk AS, Class B (a)	4,800	$216,973
FRANCE (10.5%)
Consumer Staples (5.0%)
Casino Guichard-Perrachon SA (a)	1,780	182,509
L’Oreal SA (a)	800	125,549
		308,058
Industrials (3.5%)
Schneider Electric SE (a)	2,720	214,298
Utilities (2.0%)
GDF Suez (a)	5,200	126,256
		648,612
GERMANY (3.8%)
Materials (3.8%)
Linde AG (a)	1,270	234,385
ITALY (1.8%)
Energy (1.8%)
Eni SpA (a)	5,100	108,655
NORWAY (1.9%)
Industrials (1.9%)
Kongsberg Gruppen AS	5,660	114,543
SWEDEN (11.2%)
Financials (3.6%)
Nordea Bank AB (a)	17,090	219,807
Industrials (5.6%)
Assa Abloy AB, Class B (a)	3,450	183,142
Atlas Copco AB, B Shares (a)	6,130	162,370
		345,512
Information Technology (2.0%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	10,600	125,254
		690,573
SWITZERLAND (17.0%)
Consumer Discretionary (2.1%)
Swatch Group AG (a)	1,500	126,904
Consumer Staples (3.7%)
Nestle SA (a)	3,090	226,602
Financials (1.7%)
Zurich Insurance Group AG (a)(b)	340	102,894
Health Care (4.2%)
Roche Holding AG (a)	865	255,263
Industrials (3.1%)
Schindler Holding AG (a)	1,380	193,044
Materials (2.2%)
Holcim Ltd. (a)(b)	1,940	137,691
		1,042,398
UNITED KINGDOM (46.3%)
Consumer Discretionary (2.6%)
Pearson PLC	8,400	157,219
Consumer Staples (9.4%)
Associated British Foods PLC (a)	2,000	88,263
British American Tobacco PLC (a)	4,000	226,710
Tesco PLC (a)	30,000	83,280
Unilever PLC (a)	4,500	181,015
		579,268
Energy (5.0%)
BG Group PLC (a)	8,600	143,328
Royal Dutch Shell PLC, A Shares (a)	4,651	166,322
		309,650
Financials (9.4%)
Prudential PLC (a)	12,000	277,872
Schroders PLC, Non-Voting Shares (a)	4,350	134,185
Standard Chartered PLC (a)	11,177	168,244
		580,301
Health Care (1.8%)
GlaxoSmithKline PLC (a)	4,930	111,487
Industrials (9.9%)
Cobham PLC (a)	29,616	138,149
Experian PLC (a)	8,000	120,289
Rolls-Royce Holdings PLC (a)(b)	15,700	212,648
Weir Group PLC (The) (a)	3,800	138,886
		609,972
Materials (5.0%)
BHP Billiton PLC (a)	5,030	129,958
Croda International PLC (a)	4,800	176,478
		306,436
Utilities (3.2%)
Centrica PLC (a)	40,000	193,999
		2,848,332
Total Common Stocks		5,904,471
PREFERRED STOCKS (0.1%)
UNITED KINGDOM (0.1%)
Industrials (0.1%)
Rolls-Royce Holdings PLC, Preferred Shares	1,413,000	2,261
Total Preferred Stocks		2,261

See accompanying Notes to Financial Statements.

Annual Report 2014

Statement of Investments (concluded)

October 31, 2014

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (3.1%)
UNITED STATES (3.1%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $192,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $199,481	$192,000	$192,000
Total Repurchase Agreement		192,000
Total Investments (Cost $6,112,784) (c)—99.2%		6,098,732

Other assets in excess of liabilities—0.8%		50,042
Net Assets—100.0%		$6,148,774

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2014 Annual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A shares at net asset value net of fees) returned 3.37% for the 12-month period ended October 31, 2014, versus the 9.25% return of its benchmark, the MSCI World Index, during the same period and 8.32% for the Fund’s secondary benchmark, the MSCI All Country World Index, for the period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 24 funds) was 7.39% for the period.

Global equities, as measured by the MSCI World Index, rallied during the review period, attributable largely to improved economic data in the U.S., as well as loose monetary policy in the developed world. The U.S. Federal Reserve’s (Fed) commitment to keep interest rates low for a longer period, as well as the European Central Bank’s unexpected rate cuts and fresh stimulus measures, reassured investors. In Japan, the yen’s weakness lifted equity markets, but gains were pared owing to doubts over the efficacy of Prime Minister Shinzo Abe’s “third arrow” stimulus measures,1 as well as the impact of the consumption tax hike that was implemented in April 2014. The prospect of rising U.S. interest rates alarmed investors, while worsening geopolitical tensions and generally weak manufacturing and services data in Europe and China also dented market sentiment.

Towards the end of the period, monetary policy was the key theme. Although the Fed officially ended its bond-buying program, the Bank of Japan’s increased stimulus, as well as positive corporate earnings, boosted confidence in the global economy. However, oil prices tumbled to multi-year lows,2 as Saudi Arabia’s move to cut prices for exports exacerbated worries over global demand and rising supplies. The fall in oil prices had a mixed effect on markets. Importing nations were notable beneficiaries, whereas exporters such as Russia came under pressure as the lower oil price may aggravate revenue shortfalls caused by a raft of Western sanctions.

The top detractors from Fund performance for the reporting period included lender Standard Chartered, miner Vale, and Italian exchange-listed pipe-maker Tenaris. Standard Chartered’s stock price weakened after the third profit warning in a year as the company delivered its results for the first nine months of its 2014 fiscal year. Management cited high impairment charges as some corporate and institutional clients were hurt by weakening commodity markets. Investor sentiment was also dampened by speculation that U.S. regulators could reinvestigate alleged sanction violations against Standard Chartered. Some of its problems are cyclical and may be resolved in the medium term, in our opinion. More structural difficulties may potentially require management to reprioritize investments, divest non-core businesses and streamline riskier portfolios. Shares of Vale moved lower as fears of a slowdown in China’s economy weighed on iron ore prices, while Tenaris’s stock price declined on concerns that soft oil prices may weigh on demand for its products.

The main contributors to the Fund’s relative return for the period were U.S. retail drugstore chain operator and pharmacy benefit manager CVS Health, Taiwan Semiconductor Manufacturing Co. (TSMC), and freight railroad operator Canadian National Railway. Shares of CVS Health rallied after the company boosted its dividend and approved a significant share buyback. It also reported better-than-expected earnings over the period. TSMC’s stock price gained ground after the company reported record-high sales over multiple quarters, on robust demand for its products. Finally, Canadian National Railway benefited from better-than-expected profits due to greater market share and increased shipments.

In Fund activity, we initiated a position in U.S. payment-processing services company Visa and UK aircraft engine manufacturer Rolls Royce. In our view, Visa has a high-return business with an established market position and attractive growth drivers. We feel that Rolls Royce has an attractive high recurring revenue model, high barriers to entry and positive structural growth potential.

Conversely, we exited the position in U.S. healthcare company Quest Diagnostics, in view of its increasingly challenging environment and lower growth visibility. We also sold the Fund’s shares in Australia’s QBE Insurance as we feel that there are more attractive investment opportunities elsewhere.

The divergence between major global central banks’ monetary policies has become more pronounced, which we believe may create a more complex and challenging market environment ahead. How that translates into global capital flows is uncertain. Meanwhile, the global economic environment appears mixed; while the U.S. economic engine continues to power on, the Eurozone3 and Japan’s economic health remained anemic. However, the sharp drop in oil prices since June may potentially provide some relief to large net importers such as the Eurozone and Japan. Similarly, the appreciation in the U.S. dollar may increase the trade competitiveness of these economies.

For us at Aberdeen, investing in companies that we view as fundamentally sound and well managed is an imperative that we believe should help negate the vagaries of market sentiment. Recent earnings from our holdings have been largely steady or met expectations despite the muted economic backdrop. Renewed efforts to boost profits through cost cuts and improving margins are further along, even though it may be some time before a broader rebound is evident. Many of these companies are market leaders and have weathered periods of crises; we think it should be no different this time. If we feel that valuations are attractive, we will look to add to favored holdings when opportunities arise.

1	The “third arrow” is the last of Japanese Prime Minister Shinzo Abe’s economic program, comprising structural reforms in an effort to boost Japan’s competitiveness.
2	Source: Bloomberg, October 2014.
3	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.

Annual Report 2014

Aberdeen Global Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	3.37%		9.24%	7.69%
	w/SC2	(2.55%	)	7.96%	7.05%
Class C	w/o SC	2.78%		8.53%	6.97%
	w/SC3	1.78%		8.53%	6.97%
Class R4	w/o SC	3.06%		9.00%	7.44%
Institutional Service Class[4,5]	w/o SC	3.84%		9.50%	7.82%
Institutional Class[4]	w/o SC	3.77%		9.60%	7.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Institutional Class shares of the Predecessor Fund. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares would only differ to the extent of the differences in expenses of the classes.

Annual Report 2014

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is a free float-adjusted, market capitalization weighted index that captures large and mid cap representation across 23 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed market countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the US. The emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	87.4%
Preferred Stocks	7.8%
Repurchase Agreement	4.1%
Other assets in excess of liabilities	0.7%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Consumer Staples	17.3%
Energy	15.6%
Financials	15.2%
Health Care	11.7%
Information Technology	10.7%
Industrials	9.5%
Materials	9.3%
Telecommunication Services	2.5%
Consumer Discretionary	2.0%
Utilities	1.4%
Other	4.8%
100.0%

Top Holdings*
Roche Holding AG	3.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.2%
CVS Health Corp.	3.2%
Philip Morris International, Inc.	3.1%
Johnson & Johnson	3.0%
British American Tobacco PLC	2.9%
Novartis AG	2.9%
Banco Bradesco SA, ADR, Preferred Shares	2.7%
Royal Dutch Shell PLC, B Shares	2.7%
Tenaris SA, ADR	2.6%
Other	69.8%
100.0%

Top Countries
United States	33.2%
United Kingdom	14.7%
Switzerland	11.2%
Japan	6.5%
Brazil	5.4%
Sweden	4.9%
Italy	4.4%
Canada	3.9%
Taiwan	3.2%
Hong Kong	2.6%
Other	10.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

Statement of Investments

October 31, 2014

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (87.4%)
CANADA (3.9%)
Industrials (2.0%)
Canadian National Railway Co.	44,200	$3,116,216
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	89,600	3,058,349
		6,174,565
CHINA (1.4%)
Energy (1.4%)
PetroChina Co. Ltd., H Shares (a)	1,798,300	2,253,688
FRANCE (1.0%)
Industrials (1.0%)
Schneider Electric SE (a)	19,500	1,536,329
HONG KONG (2.6%)
Financials (2.6%)
AIA Group Ltd. (a)	447,600	2,497,798
Swire Pacific Ltd., Class A (a)	119,300	1,566,344
		4,064,142
ITALY (4.4%)
Energy (4.4%)
Eni SpA (a)	128,400	2,735,548
Tenaris SA, ADR	104,700	4,150,308
		6,885,856
JAPAN (6.5%)
Consumer Staples (1.6%)
Japan Tobacco, Inc. (a)	73,100	2,494,101
Financials (1.1%)
Daito Trust Construction Co. Ltd. (a)	13,300	1,657,190
Industrials (1.4%)
FANUC Corp. (a)	12,800	2,255,818
Materials (2.4%)
Shin-Etsu Chemical Co. Ltd. (a)	58,900	3,780,709
		10,187,818
MEXICO (2.1%)
Consumer Staples (2.1%)
Fomento Economico Mexicano SAB de CV, ADR	34,500	3,320,280
SINGAPORE (0.9%)
Financials (0.9%)
City Developments Ltd. (a)	193,800	1,426,353
SOUTH AFRICA (1.5%)
Telecommunication Services (1.5%)
MTN Group Ltd. (a)	109,600	2,426,878
SWEDEN (4.9%)
Financials (1.5%)
Nordea Bank AB (a)	183,600	2,361,418
Industrials (2.0%)
Atlas Copco AB, A Shares (a)	109,400	3,168,856
Information Technology (1.4%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	184,200	2,176,580
		7,706,854
SWITZERLAND (11.2%)
Consumer Staples (1.9%)
Nestle SA (a)	42,200	3,094,699
Financials (2.5%)
Zurich Insurance Group AG (a)(b)	12,900	3,903,907
Health Care (6.8%)
Novartis AG (a)	49,200	4,565,900
Roche Holding AG (a)	20,800	6,138,109
		10,704,009
		17,702,615
TAIWAN (3.2%)
Information Technology (3.2%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	229,500	5,053,590
UNITED KINGDOM (14.7%)
Consumer Staples (2.9%)
British American Tobacco PLC (a)	81,700	4,630,560
Energy (2.7%)
Royal Dutch Shell PLC, B Shares (a)	114,000	4,211,779
Financials (3.9%)
HSBC Holdings PLC (a)	305,500	3,114,684
Standard Chartered PLC (a)	196,700	2,960,857
		6,075,541
Industrials (1.1%)
Rolls-Royce Holdings PLC (a)(b)	121,940	1,651,613
Materials (1.7%)
BHP Billiton PLC (a)	106,200	2,743,847
Telecommunication Services (1.0%)
Vodafone Group PLC (a)	465,103	1,546,679
Utilities (1.4%)
Centrica PLC (a)	469,900	2,279,002
		23,139,021
UNITED STATES (29.1%)
Consumer Discretionary (2.0%)
Comcast Corp., Class A	56,000	3,099,600
Consumer Staples (8.8%)
CVS Health Corp.	58,200	4,994,142
PepsiCo, Inc.	41,400	3,981,438
Philip Morris International, Inc.	55,200	4,913,352
		13,888,932

See accompanying Notes to Financial Statements.

Annual Report 2014

Statement of Investments (concluded)

October 31, 2014

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Energy (6.2%)
Chevron Corp.	19,000	$2,279,050
EOG Resources, Inc.	39,600	3,763,980
Schlumberger Ltd.	38,800	3,828,008
		9,871,038
Health Care (4.9%)
Baxter International, Inc.	43,200	3,030,048
Johnson & Johnson	44,200	4,763,876
		7,793,924
Industrials (2.0%)
United Technologies Corp.	29,600	3,167,200
Information Technology (3.7%)
Oracle Corp.	102,200	3,990,910
Visa, Inc., Class A	7,600	1,834,868
		5,825,778
Materials (1.5%)
Praxair, Inc.	18,300	2,305,617
		45,952,089
Total Common Stocks		137,830,078
PREFERRED STOCKS (7.8%)
BRAZIL (5.4%)
Energy (0.9%)
Petroleo Brasileiro SA, ADR, Preferred Shares	114,000	1,394,220
Financials (2.7%)
Banco Bradesco SA, ADR, Preferred Shares	293,112	4,390,818
Materials (1.8%)
Vale SA, ADR, Preferred Shares	322,500	2,825,100
		8,610,138
REPUBLIC OF SOUTH KOREA (2.4%)
Information Technology (2.4%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(c)	8,223	3,772,474
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, Preferred Shares	8,865,000	14,181
Total Preferred Stocks		12,396,793
REPURCHASE AGREEMENT (4.1%)
UNITED STATES (4.1%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $6,474,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $6,607,815	$6,474,000	$6,474,000
Total Repurchase Agreement		6,474,000
Total Investments (Cost $139,117,413) (d)—99.3%		156,700,871

Other assets in excess of liabilities—0.7%		1,063,252
Net Assets—100.0%		$157,764,123

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

2014 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources Fund (Class A shares at net asset value net of fees) returned -4.75% for the 12-month period ended October 31, 2014, versus the 8.32% returned of its benchmark, MSCI All Country World Index, and the -3.45% return of its secondary benchmark, the S&P Global Natural Resources Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 60 funds) was -5.05% for the period.

Global natural resources stocks, as measured by the S&P Global Natural Resources Index, posted losses in volatile trading over the reporting period, underperforming the rise in the broader global stock market, as represented by the MSCI All Country World Index. Market sentiment initially was hurt by renewed turmoil in the emerging markets and the start of the U.S. Federal Reserve’s (Fed) tapering of its quantitative easing program despite mixed U.S. economic data. But risk appetite re-emerged after the European Central Bank cut a key rate to 0% and Fed chairman Janet Yellen reiterated that U.S. interest rates would stay low for an extended period. Elsewhere, targeted stimulus appeared to work in China. The positive momentum, however, reversed sharply towards the period-end, as investors fretted over geopolitical risks, particularly Russia’s incursion into Ukraine and the rise of the Islamic State in both Iraq and Syria, as well as the prospect of higher U.S. rates. China’s economic slowdown clouded the demand outlook for resources.

The New York Mercantile Exchange crude oil price rose as high as US$107 a barrel in late June, owing to supply fears from the intensifying unrest in Iraq. However, the price tumbled to around US$80 a barrel by the end of the reporting period, after the Organization of Petroleum Exporting Countries cut prices in a bid to protect market share and shake out less efficient rivals. This was against a backdrop of a supply glut, compounded by rising U.S. output, and global demand that was forecast to rise at the slowest pace since 2009.1 Meanwhile, gold prices closed 12% lower in volatile trading over the reporting period, as the prospect of Fed monetary policy tightening buoyed the U.S. dollar and dampened gold demand.2 The Fed subsequently ended its asset purchases in late October 2014.

At the stock level, the top contributors to Fund performance included Shin-Etsu Chemical, which benefited from high demand for silicon wafers. Canadian National Railway also boosted Fund performance, as a rebound in its grain business drove impressive quarterly earnings. Additionally, the Fund’s lack of exposure to specialty chemicals producer Syngenta had a positive impact on the Fund’s relative performance, as the stock underperformed the overall market over the period.

Conversely, the Fund’s holding in miner Vale was the largest detractor from the Fund’s return for the period, relative to the Fund’s secondary benchmark. Its share price was hurt by concerns over a sharp drop in iron ore prices and the negative impact from China’s slowing economy, given that the mainland’s steel industry is its biggest customer. Shares of specialty pipe-maker Tenaris declined on concerns that demand would fall if oil prices remained soft. GoldCorp was another key detractor amid falling gold prices, although the company swung to a net profit in the first half of 2014 from losses in the same period a year earlier. The absence of positions in integrated oil and gas company Exxon Mobil and metals producer Alcoa also were a drag on performance, relative to the Fund’s secondary benchmark.

During the period, we sold the holding in Barrick Gold due to our concerns over its prospects, and NOW International, which the Fund received from its spin-off from energy equipment and services provider National Oilwell Varco.

Markets have turned volatile as the global recovery appears to be stalling, in our opinion. China’s most recent economic data was weak. The Fed has highlighted the impact of Europe’s economic malaise on the U.S., which has led to diminished expectations of monetary policy tightening. Oil prices have continued to fall after the International Energy Agency downgraded its forecasts for global demand, while the going remains tough for gold prices amid U.S. dollar strength. Against such a backdrop, we are cautious about the short-term outlook for global natural resources stocks.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of

1	Source: International Energy Agency, October 2014.
2	Source: Bloomberg, November 2014.

Annual Report 2014

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(4.75%	)	1.30%	8.38%
	w/SC2	(10.24%	)	0.11%	7.74%
Class C	w/o SC	(5.39%	)	0.62%	7.64%
	w/SC3	(6.33%	)	0.62%	7.64%
Class R4	w/o SC	(4.94%	)	1.11%	8.16%
Institutional Service Class[4]	w/o SC	(4.52%	)	1.64%	8.71%
Institutional Class[4]	w/o SC	(4.52%	)	1.60%	8.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2014

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, the Morgan Stanley Capital International (MSCI) All Country World Index, the S&P Global Natural Resources Index™, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Effective February 28, 2014, the MSCI All Country World Index replaced the S&P Global Natural Resources Index™ as the Fund’s primary benchmark to reflect a broader securities market. The Adviser believes that the S&P Global Natural Resources Index™, the Fund’s secondary benchmark, remains a meaningful comparison given the Fund’s investment objective.

The MSCI All Country World Index is a free float-adjusted capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed market countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the US. The emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	95.7%
Preferred Stocks	2.5%
Repurchase Agreement	1.6%
Other assets in excess of liabilities	0.2%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Materials	49.8%
Energy	42.8%
Industrials	5.6%
Other	1.8%
100.0%

Top Holdings*
Royal Dutch Shell PLC, B Shares	6.5%
Vale SA, ADR	6.5%
BHP Billiton PLC	6.3%
Tenaris SA, ADR	6.2%
Praxair, Inc.	5.4%
Schlumberger Ltd.	5.3%
Potash Corp. of Saskatchewan, Inc.	5.2%
EOG Resources, Inc.	5.0%
Shin-Etsu Chemical Co. Ltd.	4.7%
Rio Tinto PLC	4.7%
Other	44.2%
100.0%

Top Countries
United States	25.8%
United Kingdom	22.7%
Brazil	11.5%
Canada	10.8%
Italy	10.5%
France	6.7%
Japan	4.7%
Germany	3.6%
Chile	2.5%
Netherlands	1.0%
Other	0.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

Statement of Investments

October 31, 2014

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.7%)
BRAZIL (11.5%)
Energy (1.6%)
Petroleo Brasileiro SA, ADR	32,900	$384,930
Industrials (3.4%)
Wilson Sons Ltd., BDR	55,200	779,692
Materials (6.5%)
Vale SA, ADR	148,900	1,502,401
		2,667,023
CANADA (10.8%)
Industrials (2.2%)
Canadian National Railway Co.	7,100	501,118
Materials (8.6%)
Goldcorp, Inc.	42,500	797,547
Potash Corp. of Saskatchewan, Inc.	35,400	1,209,618
		2,007,165
		2,508,283
FRANCE (6.7%)
Energy (2.5%)
Total SA (a)	9,600	573,151
Materials (4.2%)
Air Liquide SA (a)	8,180	987,456
		1,560,607
GERMANY (3.6%)
Materials (3.6%)
Linde AG (a)	4,500	830,498
ITALY (10.5%)
Energy (10.5%)
Eni SpA (a)	47,200	1,005,591
Tenaris SA, ADR	36,300	1,438,932
		2,444,523
JAPAN (4.7%)
Materials (4.7%)
Shin-Etsu Chemical Co. Ltd. (a)	17,000	1,091,206
NETHERLANDS (1.0%)
Energy (1.0%)
Koninklijke Vopak NV (a)	4,500	225,672
UNITED KINGDOM (22.7%)
Energy (11.7%)
BG Group PLC (a)	40,100	668,308
John Wood Group PLC (a)	51,000	541,115
Royal Dutch Shell PLC, B Shares (a)	40,800	1,507,374
		2,716,797
Materials (11.0%)
BHP Billiton PLC (a)	56,600	1,462,352
Rio Tinto PLC (a)	22,500	1,070,582
		2,532,934
		5,249,731
UNITED STATES (24.2%)
Energy (15.5%)
Chevron Corp.	6,300	755,685
EOG Resources, Inc.	12,100	1,150,105
National Oilwell Varco, Inc.	6,500	472,160
Schlumberger Ltd.	12,400	1,223,384
		3,601,334
Materials (8.7%)
Monsanto Co.	6,700	770,768
Praxair, Inc.	9,800	1,234,702
		2,005,470
		5,606,804
Total Common Stocks		22,184,347
PREFERRED STOCKS (2.5%)
CHILE (2.5%)
Materials (2.5%)
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares	24,300	576,639
Total Preferred Stocks		576,639
REPURCHASE AGREEMENT (1.6%)
UNITED STATES (1.6%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $369,000 collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $379,014	$369,000	369,000
Total Repurchase Agreement		369,000
Total Investments (Cost $24,428,291) (b)—99.8%		23,129,986

Other assets in excess of liabilities—0.2%		46,931
Net Assets—100.0%		$23,176,917

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2014

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at NAV net of fees) returned 5.32% for the 12-month period ended October 31, 2014, versus the 5.58% return of its benchmark, the MSCI World Small Cap Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small/Mid-Cap Funds (consisting of 44 funds) was 3.68% for the period.

Global small-cap equities, as measured by the MSCI World Small Cap Index, rose during the reporting period, attributable largely to improved economic data in the U.S., as well as loose monetary policy in the developed world. The U.S. Federal Reserve’s (Fed) commitment to keep interest rates low for a longer period, as well as the European Central Bank’s unexpected rate cuts and fresh stimulus measures, reassured investors. In Japan, the yen’s weakness lifted equity markets, but gains were pared owing to doubts over the efficacy of Prime Minister Shinzo Abe’s “third arrow” stimulus measures,1 as well as the impact of the consumption tax hike that was implemented in April. The prospect of rising U.S. interest rates alarmed investors, while worsening geopolitical tensions and generally weak manufacturing and services data in Europe and China also dented market sentiment.

Towards the end of the period, monetary policy was the key theme. Although the Fed officially ended its bond-buying program, the Bank of Japan’s increased stimulus, as well as positive corporate earnings, boosted confidence in the global economy. However, oil prices tumbled to multi-year lows,2 as Saudi Arabia’s move to cut prices for exports exacerbated worries over global demand and rising supplies. The fall in oil prices had a mixed effect on markets. Importing nations were notable beneficiaries, whereas exporters such as Russia came under pressure as the lower oil price may aggravate revenue shortfalls caused by a raft of Western sanctions.

At the stock level, Chilean Coca-Cola bottler Andina was a key detractor for the reporting period, amid investors’ concerns over its Argentine business, as well as a government proposal to increase taxes on sugary drinks. In Brazil, the consumer sector was hurt by indiscriminate selling, on concerns that interest rate hikes would further dampen spending. Footwear and accessories maker Arezzo was among the hardest hit in the consumer sector, despite earnings that held up relatively well over the period. Retailer Hering also underperformed relative to the overall market. The company recently has faced some headwinds including more foreign competition, a rising cost base and a weaker currency. UK energy company Wood Group was another detractor from relative performance. Its shares declined after management warned that project delays by certain customers were likely to impact near-term profits in its engineering division.

Conversely, shares of U.S. real-estate management and development company Jones Lang LaSalle climbed after it won a major contract and delivered solid full-year 2014 profits. Automotive and industrial lubricant producer Castrol India benefited from speculation that its parent company, BP Plc, would be making a tender offer, although the rumors were later refuted. UK exchange-listed German flavors and fragrances producer Symrise posted consistently positive results over the reporting period, underpinned by good capacity utilization, cost discipline and a focus on high-margin business. Management expects solid demand and positive market development in all regions this year. The Fund’s holding in Asahi Intecc also contributed to the relative return. The Japanese medical device manufacturer delivered solid results during the period that generally met the market’s expectations.

In Fund activity, we exited the position in Bank of the Philippine Islands following the increase in its market capitalization, which lifted it out of the small-cap universe. We also sold the shares of India’s GlaxoSmithKline Pharmaceuticals following a period of share price strength, as well as Singapore’s Wheelock Properties, as we prefer exposure to the real estate sector through the Fund’s holding in Thailand’s Tesco Lotus.

Conversely, we initiated a position in German agricultural seed producer KWS Saat, as we believe it has attractive long-term opportunities, a solid market position and a healthy balance sheet.

The divergence between major global central banks’ monetary policies has become more pronounced, which we believe may create a more complex and challenging market environment ahead. How that translates into global capital flows is uncertain. Meanwhile, the global economic environment appears mixed; while the U.S. economic engine continues to power on, the Eurozone3 and Japan’s economic health remained anemic. However, the sharp drop in oil prices since June may potentially provide some relief to large net importers such as the Eurozone and Japan. Similarly, the appreciation in the U.S. dollar may increase the trade competitiveness of these economies.

For us at Aberdeen, investing in companies that we view as fundamentally sound and well managed is an imperative that we believe should help negate the vagaries of market sentiment. Recent earnings from our holdings have been largely steady or met expectations despite the muted economic backdrop. Renewed efforts to boost profits through cost cuts and improving margins are further along, even though it may be some time before a broader rebound is evident. Many of these companies are market leaders and have weathered periods of crises; we think it should be no different this time. If we feel that valuations are attractive, we will look to add to favored holdings when opportunities arise.

1	The “third arrow” is the last of Japanese Prime Minister Shinzo Abe’s economic program, comprising structural reforms in an effort to boost Japan’s competitiveness.
2	Source: Bloomberg, October 2014.
3	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.

2014 Annual Report

Aberdeen Global Small Cap Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	10 Yr.
Class A2	w/o SC	5.32%		14.58%	6.96%
	w/SC3	(0.73%	)	13.23%	6.32%
Class C	w/o SC	4.60%		13.77%	6.19%
	w/SC4	3.60%		13.77%	6.19%
Class R5,6	w/o SC	5.07%		14.31%	6.69%
Institutional Service Class [5,7]	w/o SC	5.41%		14.75%	7.05%
Institutional Class[5,8]	w/o SC	5.67%		14.86%	7.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009 are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares for periods prior to July 20, 2009 are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

2014 Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is a free float-adjusted, market capitalization-weighted index comprised of small cap companies from 23 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	96.6%
Preferred Stocks	2.5%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	0.8%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Consumer Staples	22.1%
Health Care	14.7%
Materials	14.6%
Industrials	13.0%
Financials	12.8%
Consumer Discretionary	10.8%
Information Technology	4.5%
Energy	3.1%
Telecommunication Services	2.1%
Utilities	1.4%
Other	0.9%
100.0%
Top Holdings*
John Wood Group PLC	3.1%
OdontoPrev SA	3.0%
Arezzo Industria e Comercio SA	2.9%
Castrol (India) Ltd.	2.7%
Barry Callebaut AG	2.7%
Clicks Group Ltd.	2.7%
Calbee, Inc.	2.6%
Jones Lang LaSalle, Inc.	2.6%
Iguatemi Empresa de Shopping Centers SA	2.5%
Symrise AG	2.5%
Other	72.7%
100.0%

Top Countries
United Kingdom	24.1%
Brazil	11.4%
United States	10.8%
Japan	7.9%
Germany	7.0%
Hong Kong	5.1%
Switzerland	4.7%
India	4.3%
South Africa	4.1%
Chile	3.4%
Other	17.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

Statement of Investments

October 31, 2014

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.6%)
AUSTRALIA (1.6%)
Consumer Discretionary (1.6%)
ARB Corp. Ltd. (a)	350,000	$4,060,020
BRAZIL (11.4%)
Consumer Discretionary (4.4%)
Arezzo Industria e Comercio SA	653,400	7,567,932
Cia Hering	375,000	3,783,446
		11,351,378
Financials (2.5%)
Iguatemi Empresa de Shopping Centers SA	645,500	6,538,621
Health Care (3.0%)
OdontoPrev SA	2,147,800	7,757,702
Industrials (1.5%)
Wilson Sons Ltd., BDR	271,100	3,829,251
		29,476,952
CANADA (1.5%)
Financials (1.5%)
Canadian Western Bank	111,900	3,748,037
CHILE (0.9%)
Consumer Staples (0.9%)
Vina Concha y Toro SA	1,206,800	2,307,395
FRANCE (1.6%)
Health Care (1.6%)
Virbac SA (a)	18,600	4,156,220
GERMANY (7.0%)
Consumer Discretionary (0.9%)
Fielmann AG (a)	37,000	2,414,454
Consumer Staples (1.5%)
KWS Saat AG (a)	11,500	3,750,820
Materials (4.6%)
Fuchs Petrolub SE (a)	148,000	5,446,630
Symrise AG (a)	114,400	6,449,791
		11,896,421
		18,061,695
HONG KONG (5.1%)
Consumer Discretionary (2.0%)
Cafe de Coral Holdings Ltd. (a)	1,464,000	5,249,219
Information Technology (1.0%)
ASM Pacific Technology Ltd. (a)	234,500	2,584,152
Telecommunication Services (2.1%)
Asia Satellite Telecommunications Holdings Ltd. (a)	1,560,000	5,433,907
		13,267,278
INDIA (4.3%)
Health Care (1.6%)
Sanofi India Ltd.	77,200	4,168,234
Materials (2.7%)
Castrol (India) Ltd. (a)	1,048,100	7,040,555
		11,208,789
ISRAEL (2.7%)
Consumer Staples (2.7%)
Osem Investments Ltd. (a)	161,100	3,098,839
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (a)	85,300	3,859,315
		6,958,154
JAPAN (7.9%)
Consumer Staples (2.6%)
Calbee, Inc. (a)	195,700	6,854,264
Health Care (4.2%)
Asahi Intecc Co. Ltd. (a)	113,500	5,201,592
Sysmex Corp. (a)	131,500	5,613,752
		10,815,344
Industrials (1.1%)
Nabtesco Corp. (a)	119,200	2,884,698
		20,554,306
MALAYSIA (1.3%)
Consumer Staples (1.3%)
Carlsberg Brewery Malaysia Bhd	998,600	3,369,905
MEXICO (1.0%)
Industrials (1.0%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	198,900	2,681,540
SINGAPORE (2.3%)
Health Care (2.3%)
Raffles Medical Group Ltd. (a)	2,046,000	6,057,257
SOUTH AFRICA (4.1%)
Consumer Staples (2.7%)
Clicks Group Ltd.	1,016,000	6,917,800
Financials (1.4%)
JSE Ltd.	385,200	3,750,808
		10,668,608
SPAIN (2.0%)
Consumer Staples (2.0%)
Viscofan SA (a)	89,100	5,239,130
SWITZERLAND (4.7%)
Consumer Staples (2.7%)
Barry Callebaut AG (a)(b)	6,600	6,927,169

See accompanying Notes to Financial Statements.

2014 Annual Report

Statement of Investments (concluded)

October 31, 2014

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Industrials (2.0%)
Kaba Holding AG, Class B (a)(b)	10,700	$5,101,454
		12,028,623
THAILAND (2.4%)
Financials (1.0%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (d)	6,325,500	2,485,920
Utilities (1.4%)
Electricity Generating PCL, Foreign Shares (a)	707,700	3,737,993
		6,223,913
UNITED KINGDOM (24.1%)
Consumer Discretionary (1.9%)
Millennium & Copthorne Hotels PLC	534,600	4,857,535
Consumer Staples (1.4%)
PZ Cussons PLC (a)	612,400	3,632,328
Energy (3.1%)
John Wood Group PLC (a)	756,900	8,030,790
Financials (3.8%)
Close Brothers Group PLC (a)	216,900	5,090,011
Rathbone Brothers PLC	154,400	4,776,860
		9,866,871
Health Care (2.0%)
Dechra Pharmaceuticals PLC	431,300	5,229,827
Industrials (5.4%)
Rotork PLC (a)	115,600	4,738,607
Spirax-Sarco Engineering PLC (a)	107,400	4,907,487
Weir Group PLC (The) (a)	119,500	4,367,587
		14,013,681
Information Technology (3.5%)
Anite PLC	3,230,332	4,508,699
Oxford Instruments PLC (a)	252,500	4,375,239
		8,883,938
Materials (3.0%)
Croda International PLC (a)	76,700	2,819,977
Victrex PLC (a)	179,900	4,886,778
		7,706,755
		62,221,725
UNITED STATES (10.7%)
Consumer Staples (1.8%)
Casey’s General Stores, Inc.	56,700	4,642,029
Financials (2.6%)
Jones Lang LaSalle, Inc.	50,400	6,814,584
Industrials (2.0%)
RBC Bearings, Inc.	85,600	5,200,200
Materials (4.3%)
Compass Minerals International, Inc.	54,300	4,652,424
Silgan Holdings, Inc.	129,400	6,361,304
		11,013,728
		27,670,541
Total Common Stocks		249,960,088
PREFERRED STOCKS (2.5%)
CHILE (2.5%)
Consumer Staples (2.5%)
Embotelladora Andina SA, Class B, Preferred Shares	2,046,400	6,426,696
Total Preferred Stocks		6,426,696
REPURCHASE AGREEMENT (0.1%)
UNITED STATES (0.1%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $333,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $344,105	$333,000	333,000
Total Repurchase Agreement		333,000
Total Investments (Cost $237,541,942) (c)—99.2%		256,719,784

Other assets in excess of liabilities—0.8%		2,045,225
Net Assets—100.0%		$258,765,009

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
(d)	As of October 31, 2014, security is a closed-end fund incorporated in Thailand.
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2014

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at net asset value net of fees) returned 0.49% for the 12-month period ended October 31, 2014, versus the 0.49% return of its benchmark, the MSCI All Country World ex-U.S. Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 48 funds) was 0.25% for the period.

International equities, as measured by the MSCI All Country World ex-U.S. Index, posted marginal gains during the review period, attributable largely to improved economic data in the U.S., as well as loose monetary policy in the developed world. The U.S. Federal Reserve’s (Fed) commitment to keep interest rates low for a longer period, as well as the European Central Bank’s unexpected rate cuts and fresh stimulus measures, reassured investors. In Japan, the yen’s weakness lifted equity markets, but gains were pared owing to doubts over the efficacy of Prime Minister Shinzo Abe’s “third arrow” stimulus measures,1 as well as the impact of the consumption tax hike that was implemented in April 2014. The prospect of rising U.S. interest rates alarmed investors, while worsening geopolitical tensions and generally weak manufacturing and services data in Europe and China also dented market sentiment.

Towards the end of the period, monetary policy was the key theme. Although the Fed officially ended its bond-buying program, the Bank of Japan’s increased stimulus, as well as positive corporate earnings, boosted confidence in the global economy. However, oil prices tumbled to multi-year lows,2 as Saudi Arabia’s move to cut prices for exports exacerbated worries over global demand and rising supplies. The fall in oil prices had a mixed effect on markets. Importing nations were notable beneficiaries, whereas exporters such as Russia came under pressure as the lower oil price may aggravate revenue shortfalls caused by a raft of Western sanctions.

The top detractors from Fund performance for the period included lender Standard Chartered, miner Vale, and Italian exchange-listed pipe-maker Tenaris. Standard Chartered’s stock price weakened after the third profit warning in a year as the company delivered its results for the first nine months of its 2014 fiscal year. Management cited high impairment charges as some corporate and institutional clients were hurt by weakening commodity markets. Investor sentiment was also dampened by speculation that U.S. regulators could reinvestigate alleged sanction violations against Standard Charter. Some of its problems are cyclical and may be resolved in the medium term, in our opinion. More structural difficulties may potentially require management to reprioritize investments, divest non-core businesses and streamline riskier portfolios. Shares of Vale moved lower as fears of a slowdown in China’s economy weighed on iron ore prices, while Tenaris’s stock price declined on concerns that soft oil prices may weigh on demand for its products.

The main contributors to the Fund’s relative return for the period were Swiss drug-maker Novartis, Taiwan Semiconductor Manufacturing Co. (TSMC), and freight railroad operator Canadian National Railway. Novartis’ share price reacted positively to favorable drug trial data related to the treatment of heart failure, while its significant three-way transaction with GlaxoSmithKline earlier in the reporting period also supported investor sentiment. TSMC’s stock price gained ground after the company reported record-high sales over multiple quarters, on robust demand for its products. Finally, Canadian National Railway benefited from better-than-expected profits due to greater market share and increased shipments.

In Fund activity, we initiated a position in Singapore conglomerate Jardine Matheson, UK credit and marketing services company Experian, and UK aircraft engine manufacturer Rolls Royce. We believe that Jardine has an attractive collection of assets, and Experian is the largest international operator in a growing industry. Rolls Royce has an attractive high recurring revenue model, high barriers to entry and positive structural growth potential, in our opinion.

Conversely, we exited the Fund’s remaining small position in Australia’s QBE Insurance, as we feel that there are more attractive investment opportunities elsewhere.

The divergence between major global central banks’ monetary policies has become more pronounced, which we believe may create a more complex and challenging market environment ahead. How that translates into global capital flows is uncertain. Meanwhile, the global economic environment appears mixed; while the U.S. economic engine continues to power on, the Eurozone3 and Japan’s economic health remained anemic. However, the sharp drop in oil prices since June 2014 may potentially provide some relief to large net importers such as the Eurozone and Japan. Similarly, the appreciation in the U.S. dollar may increase the trade competitiveness of these economies.

For us at Aberdeen, investing in companies that we view as fundamentally sound and well managed is an imperative that we believe should help negate the vagaries of market sentiment. Recent earnings from our holdings have been largely steady or met expectations despite the muted economic backdrop. Renewed efforts to boost profits through cost cuts and improving margins are further along, even though it may be some time before a broader rebound is evident. Many of these companies are market leaders and have weathered periods of crises; we think it should be no different this time. If we feel that valuations are attractive, we will look to add to favored holdings when opportunities arise.

1	The “third arrow” is the last of Japanese Prime Minister Shinzo Abe’s economic program, comprising structural reforms in an effort to boost Japan’s competitiveness.
2	Source: Bloomberg, October 2014.
3	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.

2014 Annual Report

Aberdeen International Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	0.49%		7.96%	9.01%
	w/SC2	(5.31%	)	6.69%	8.36%
Class C	w/o SC	(0.24%	)	7.21%	8.26%
	w/SC3	(1.20%	)	7.21%	8.26%
Class R4	w/o SC	0.26%		7.73%	8.79%
Institutional Service Class[4]	w/o SC	0.75%		8.17%	9.28%
Institutional Class[4]	w/o SC	0.81%		8.29%	9.34%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2014 Annual Report

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-US Index and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-US Index is a free float-adjusted, market capitalization-weighted index that captures large, mid and small capitalization representation across 22 of 23 developed markets countries (excluding the US) including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK; and 23 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	88.4%
Preferred Stocks	9.7%
Repurchase Agreement	1.4%
Other assets in excess of liabilities	0.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	19.9%
Consumer Staples	14.6%
Industrials	14.5%
Energy	11.8%
Materials	11.1%
Health Care	9.0%
Information Technology	8.6%
Telecommunication Services	6.0%
Utilities	2.6%
Other	1.9%
100.0%

Top Holdings*
Roche Holding AG	4.9%
Novartis AG	4.1%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
British American Tobacco PLC	3.5%
Nestle SA	3.5%
Zurich Insurance Group AG	3.2%
Tenaris SA, ADR	3.1%
Shin-Etsu Chemical Co. Ltd.	3.0%
Fomento Economico Mexicano SAB de CV, ADR	2.9%
Other	64.7%
100.0%

Top Countries
United Kingdom	20.8%
Switzerland	16.7%
Japan	9.1%
Singapore	7.4%
Brazil	6.1%
Canada	5.4%
Italy	5.2%
Sweden	5.1%
France	4.2%
Hong Kong	3.4%
Other	16.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

Statement of Investments

October 31, 2014

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.4%)
CANADA (5.4%)
Industrials (2.2%)
Canadian National Railway Co.	277,500	$19,564,483
Materials (2.1%)
Potash Corp. of Saskatchewan, Inc.	540,100	18,435,426
Telecommunication Services (1.1%)
TELUS Corp.	277,100	9,930,410
		47,930,319
CHINA (1.5%)
Energy (1.5%)
PetroChina Co. Ltd., H Shares (a)	10,331,900	12,948,275
FRANCE (4.2%)
Consumer Staples (2.0%)
Casino Guichard-Perrachon SA (a)	170,800	17,512,695
Industrials (1.1%)
Schneider Electric SE (a)	121,500	9,572,512
Utilities (1.1%)
GDF Suez (a)	386,900	9,393,901
		36,479,108
GERMANY (1.5%)
Materials (1.5%)
Linde AG (a)	70,600	13,029,597
HONG KONG (3.4%)
Financials (3.4%)
AIA Group Ltd. (a)	3,405,100	19,001,904
Swire Pacific Ltd., Class A (a)	818,500	10,746,457
		29,748,361
ITALY (5.2%)
Energy (5.2%)
Eni SpA (a)	882,341	18,798,181
Tenaris SA, ADR	686,900	27,228,716
		46,026,897
JAPAN (9.1%)
Consumer Staples (2.7%)
Japan Tobacco, Inc. (a)	694,200	23,685,436
Financials (1.1%)
Daito Trust Construction Co. Ltd. (a)	75,200	9,369,977
Industrials (2.3%)
FANUC Corp. (a)	115,800	20,408,101
Materials (3.0%)
Shin-Etsu Chemical Co. Ltd. (a)	415,099	26,644,625
		80,108,139
MEXICO (2.9%)
Consumer Staples (2.9%)
Fomento Economico Mexicano SAB de CV, ADR	268,500	$25,840,440
SINGAPORE (7.4%)
Financials (3.7%)
City Developments Ltd. (a)	1,695,000	12,475,068
Oversea-Chinese Banking Corp. Ltd. (a)	2,654,082	20,444,676
		32,919,744
Industrials (1.7%)
Jardine Matheson Holdings Ltd. (a)	240,900	14,436,634
Telecommunication Services (2.0%)
Singapore Telecommunications Ltd. (a)	5,956,000	17,530,158
		64,886,536
SOUTH AFRICA (1.8%)
Telecommunication Services (1.8%)
MTN Group Ltd. (a)	730,600	16,177,711
SWEDEN (5.1%)
Financials (1.5%)
Nordea Bank AB (a)	1,012,600	13,023,811
Industrials (2.1%)
Atlas Copco AB, A Shares (a)	644,706	18,674,408
Information Technology (1.5%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	1,107,800	13,090,204
		44,788,423
SWITZERLAND (16.7%)
Consumer Staples (3.5%)
Nestle SA (a)	417,300	30,602,318
Financials (3.2%)
Zurich Insurance Group AG (a)(b)	93,900	28,416,812
Health Care (9.0%)
Novartis AG (a)	389,600	36,155,992
Roche Holding AG (a)	146,200	43,143,820
		79,299,812
Industrials (1.0%)
Schindler Holding AG (a)	63,000	8,812,893
		147,131,835
TAIWAN (3.5%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	7,183,000	31,137,375
UNITED KINGDOM (20.8%)
Consumer Staples (3.5%)
British American Tobacco PLC (a)	544,700	30,872,288
Energy (4.2%)
John Wood Group PLC (a)	1,105,400	11,728,412
Royal Dutch Shell PLC, B Shares (a)	687,400	25,396,287
		37,124,699

See accompanying Notes to Financial Statements.

2014 Annual Report

Statement of Investments (concluded)

October 31, 2014

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Financials (4.1%)
HSBC Holdings PLC (a)	1,905,800	$19,430,324
Standard Chartered PLC (a)	1,132,885	17,052,928
		36,483,252
Industrials (4.2%)
Experian PLC (a)	823,100	12,376,250
Rolls-Royce Holdings PLC (a)(b)	676,087	9,157,243
Weir Group PLC (The) (a)	429,300	15,690,419
		37,223,912
Materials (2.2%)
BHP Billiton PLC (a)	752,200	19,434,292
Telecommunication Services (1.1%)
Vodafone Group PLC (a)	2,790,824	9,280,758
Utilities (1.5%)
Centrica PLC (a)	2,653,100	12,867,461
		183,286,662
Total Common Stocks		779,519,678
PREFERRED STOCKS (9.7%)
BRAZIL (6.1%)
Energy (0.9%)
Petroleo Brasileiro SA, ADR, Preferred Shares	649,400	7,942,162
Financials (2.9%)
Banco Bradesco SA, ADR, Preferred Shares	1,707,579	25,579,534
Materials (2.3%)
Vale SA, ADR, Preferred Shares	2,284,200	20,009,592
		53,531,288
REPUBLIC OF SOUTH KOREA (3.6%)
Information Technology (3.6%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(c)	69,591	31,926,328
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	109	49,835
		31,976,163
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, Preferred Shares (b)	48,528,000	77,630
Total Preferred Stocks		85,585,081
REPURCHASE AGREEMENT (1.4%)
UNITED STATES (1.4%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $12,879,000 collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $13,140,824	$12,879,000	12,879,000
Total Repurchase Agreement		12,879,000
Total Investments (Cost $781,483,516) (d)—99.5%		877,983,759

Other assets in excess of liabilities—0.5%		4,178,193
Net Assets—100.0%		$882,161,952

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2014

Aberdeen Latin American Equity Fund (Unaudited)

The Aberdeen Latin American Equity Fund (Class A shares at net asset value net of fees returned -12.22% for the year ended October 31, 2014, versus the -5.39% return of its benchmark, the MSCI Emerging Markets Latin America 10/40 Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Latin American Funds (consisting of 31 funds) was -6.95% for the period.

Latin American stock markets, as measured by the MSCI Emerging Markets Latin America 10/40 Index, fell during the reporting period. At the beginning of the period, the U.S. Federal Reserve’s (Fed) announcement that it would start trimming its bond purchases in January 2014 triggered fears of increased outflows from the region. Subsequently, political developments drove a short-lived rally, but gains were ultimately reversed owing to concerns about Chinese economic growth, lower commodity prices and the possibility of a sooner-than-expected U.S. interest rate hike. Mexico was among the strongest-performing Latin American markets, thanks to better-than-expected gross domestic product (GDP) growth and the signing of the energy reform into law. Mexican government authorities estimate that this will attract US$50.5 billion in new private and foreign investment by 2018. Conversely, Chile lagged its regional peers. Against the backdrop of a slowing economy, concerns about the new government’s corporate tax hike and its impact on investment continued to weigh on investor sentiment. Brazil’s stock market was steered by its bitterly-contested presidential elections, which concluded with incumbent Dilma Rousseff edging out Aecio Neves to secure a second term. Her margin of victory was the narrowest since the nation’s transition to democracy three decades ago.

The Fund’s underperformance was driven largely by weakness in some of our Brazilian holdings. In particular, miner Vale’s share price fell as fears of a slowdown in China’s economy weighed on iron ore prices. Cosmetics manufacturer Natura sold off in tandem with the broader consumer-related sectors on concerns that interest rate hikes would further dampen spending. Shares of Retailer Hering also underperformed the overall market as muted domestic demand hampered sales, amid continued restructuring. Chilean Coca-Cola bottler Andina was another detractor, owing to concerns over its Argentine business, as well as a government proposal to increase taxes on sugary drinks. In Mexico, telecom operator America Movil rebounded after it announced plans to divest assets to avoid regulatory restrictions given its dominant market position. The Fund’s lack of exposure to the stock detracted from the relative return.

Conversely, holdings in Mexican airport operators Grupo Aeroportuario del Sureste (ASUR) and Grupo Aeroportuario del Centro Norte (OMA) contributed to the Fund’s relative performance for the reporting period. Both companies benefited from consistently healthy passenger volumes. ASUR saw higher international traffic, whereas OMA posted good growth in domestic travellers. In Brazil, port operator Wilson Sons posted good fiscal-year results attributable to solid volume growth and healthy demand for its tugboats. Shares of motor-maker WEG also performed well, as its earnings were supported by the weaker Brazilian real. Despite the challenging consumer environment, retailer Lojas Renner posted resilient results, in our view, underpinned by impressive sales growth and effective cost control.

In Fund activity, we initiated positions in Peru-based infrastructure company Grana y Montero and Chilean mall operator Parque Arauco, given their solid growth prospects and attractive valuations. We later added to Parque Arauco via its discounted rights issue. We also added to several holdings on valuation grounds, including footwear and accessories maker Arezzo, beverage company Fomento Economico Mexicano (FEMSA), Grana y Montero, and miner Vale. Against this, we reduced positions in Banco Bradesco, oil company Petrobras, and steel pipe-maker Tenaris after a period of share price strength.

We believe that global stock market volatility is likely to persist in the near term, given investors’ preoccupation with the timing of a U.S. interest rate hike and activity indicators heralding a slowdown in Chinese demand. Within Latin America, domestic demand, previously a key driver of economic expansion, has moderated, which in our view reflects a more cautious consumer mindset. However, we feel that a recovery in Mexico’s exports and an increase in formal employment support expectations that the economy is shaking off the sluggishness it experienced in 2013. In Chile, looser monetary policy and increased government spending on infrastructure may potentially boost growth in 2015. In Brazil, we believe that President Rousseff’s narrow victory and smaller coalition in the National Congress means she may be compelled to tighten fiscal policy and roll back controls that deter investment, if she is to restore growth and confidence.

Despite the macroeconomic uncertainty, we see plenty of value in the region. Faced with tougher times and higher cost of capital, companies are focused on managing costs, improving profits and strengthening their balance sheets. We think that any pullback in valuations may provide us with opportunities to add to high-conviction holdings, should their share prices fail to reflect their long-term potential.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2014 Annual Report

Aberdeen Latin American Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Concentrating investments in Latin America subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

Aberdeen Latin American Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2014)		1 Yr.		Inception[1]
Class A	w/o SC	(12.22%	)	(12.36%	)
	w/SC2	(17.26%	)	(15.53%	)
Class C	w/o SC	(12.83%	)	(12.97%	)
	w/SC3	(13.70%	)	(13.51%	)
Class R4	w/o SC	(12.39%	)	(12.57%	)
Institutional Service Class[4]	w/o SC	(11.99%	)	(12.13%	)
Institutional Class[4]	w/o SC	(11.99%	)	(12.13%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2014 Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Latin American Equity Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America 10/40 Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI EM Latin America 10/40 Index represents a constrained version of the MSCI EM Latin America Index, which is a free-float adjusted, market capitalization-weighted index that captures large and mid cap representation across 5 emerging markets countries in Latin America: Brazil, Chile, Colombia, Mexico and Peru.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	95.6%
Preferred Stocks	1.7%
Other assets in excess of liabilities	2.7%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	29.3%
Consumer Staples	22.8%
Industrials	12.6%
Energy	11.9%
Consumer Discretionary	10.0%
Materials	8.2%
Health Care	1.4%
Information Technology	1.1%
Other	2.7%
100.0%

Top Holdings
Banco Bradesco SA	8.4%
Vale SA	6.5%
Itau Unibanco Holding SA	6.5%
Petroleo Brasileiro SA	5.5%
Fomento Economico Mexicano SAB de CV, ADR	4.9%
Lojas Renner SA	4.0%
Grupo Financiero Banorte SAB de CV	4.0%
AMBEV SA	3.7%
Ultrapar Participacoes SA	3.6%
Multiplan Empreendimentos Imobiliarios SA	3.5%
Other	49.4%
100.0%

Top Countries
Brazil	62.5%
Mexico	19.4%
Chile	7.7%
Colombia	3.3%
Italy	2.9%
Peru	1.5%
Other	2.7%
100.0%

Annual Report 2014

Statement of Investments

As of October 31, 2014

Aberdeen Latin American Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.6%)
BRAZIL (60.8%)
Consumer Discretionary (8.1%)
Arezzo Industria e Comercio SA	8,501	$98,462
Cia Hering	6,800	68,607
Lojas Renner SA	5,600	167,690
		334,759
Consumer Staples (9.2%)
AMBEV SA	23,028	152,411
BRF SA	2,900	75,475
Natura Cosmeticos SA	5,900	85,718
Souza Cruz SA	8,300	67,059
		380,663
Energy (9.0%)
Petroleo Brasileiro SA	38,400	227,031
Ultrapar Participacoes SA	6,800	148,327
		375,358
Financials (19.8%)
Banco Bradesco SA	23,710	349,062
BM&F Bovespa SA	13,000	57,186
Itau Unibanco Holding SA	20,427	269,568
Multiplan Empreendimentos Imobiliarios SA	7,000	144,780
		820,596
Health Care (1.4%)
OdontoPrev SA	16,400	59,236
Industrials (5.7%)
Localiza Rent a Car SA	4,305	62,058
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,600	41,740
WEG SA	4,940	58,274
Wilson Sons Ltd., BDR	5,300	74,862
		236,934
Information Technology (1.1%)
Totvs SA	3,000	43,731
Materials (6.5%)
Vale SA	26,800	270,390
		2,521,667
CHILE (7.7%)
Consumer Discretionary (1.9%)
S.A.C.I. Falabella	11,100	81,038
Consumer Staples (2.0%)
Embotelladora Andina SA, Class A (a)	32,000	82,027
Financials (3.8%)
Banco Santander Chile, ADR	4,700	99,593
Parque Arauco SA	28,808	59,071
		158,664
		321,729

	Shares or Principal Amount	Value
COLOMBIA (3.3%)
Consumer Staples (1.6%)
Almacenes Exito SA	4,600	$64,881
Financials (1.7%)
Bancolombia SA	5,300	72,641
		137,522
ITALY (2.9%)
Energy (2.9%)
Tenaris SA, ADR	3,000	118,920
MEXICO (19.4%)
Consumer Staples (10.0%)
Fomento Economico Mexicano SAB de CV, ADR	2,100	202,104
Kimberly-Clark de Mexico SAB de CV, Class A	25,100	58,415
Organizacion Soriana SAB de CV, Class B	22,200	72,718
Wal-Mart de Mexico SAB de CV, Series V	35,300	81,866
		415,103
Financials (4.0%)
Grupo Financiero Banorte SAB de CV	25,916	166,085
Industrials (5.4%)
Grupo Aeroportuario del Centro Norte SAB de CV, ADR (b)	3,300	130,680
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	700	94,276
		224,956
		806,144
PERU (1.5%)
Industrials (1.5%)
Grana y Montero SA, ADR	4,522	62,042
Total Common Stocks		3,968,024
PREFERRED STOCKS (1.7%)
BRAZIL (1.7%)
Materials (1.7%)
Bradespar SA, Preferred Shares	7,500	50,668
Vale SA, ADR, Preferred Shares	2,300	20,148
		70,816
Total Preferred Stocks		70,816
Total Investments (Cost $5,086,905) (c)—97.3%		4,038,840

Other assets in excess of liabilities—2.7%		110,789
Net Assets—100.0%		$4,149,629

(a)	This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2014 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Aberdeen Small Cap Fund (Class A shares at net asset value net of fees) returned 9.33% for the 12-month period ended October 31, 2014, versus the 8.06% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 289 funds) was 7.69% for the period.

U.S. equity markets moved higher over the 12-month period ended October 31, 2014. Investors’ optimism over the reporting period was buoyed by generally positive corporate earnings reports and steady but moderate overall improvement in economic data. This offset geopolitical concerns in Ukraine and the Middle East and, towards the end of the period, worries over slowing economic growth in Europe and Asia. Shares of small-cap companies, as measured by the Russell 2000 Index, underperformed their large-cap counterparts, as represented by the broader-market S&P 500 Index. Eight of the ten sectors within the Russell 2000 Index saw positive returns, led by healthcare and utilities. The energy sector, which was hampered by sharp declines in oil prices, and telecommunication services were the only sectors to post negative returns for the period.

The beginning of the review period was marked by volatility amid speculation concerning the U.S. Federal Reserve’s (Fed) possible tapering of monetary policy easing and the change in command at the central bank, as former Fed Vice Chair Janet Yellen succeeded Ben Bernanke as Fed Chair in February 2014. The Fed began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January 2014 and ended its tapering in late October 2014.

The U.S. economic recovery hit several peaks and valleys during the reporting period, with healthy gross domestic product (GDP) growth in the fourth quarter of 2013 and the second and third quarters of 2014 sandwiched around a contraction in the first quarter of the year, most likely attributable to bad weather-induced weakness in consumer spending. As expected, consumer spending was the primary driver of the upturns and declines in GDP during the period, as it comprises more than two-thirds of GDP.1The economy added roughly 1.7 million jobs over the 12-month review period, while the unemployment rate fell from 7.2% to 5.8%. At the end of the reporting period, however, the labor force participation ratehovered just above its lowest level in more than 36 years – generally providing further skepticism in the markets regarding the timing of an increase in the federal funds rate by the Fed.

On the political front, the mid-term U.S. Congressional elections were held in early November 2014, shortly after the end of the reporting period, resulting in the Republican Party forging a majority in the U.S. Senate and enhanced control in the House of Representatives. The change in political leadership in the Senate may potentially influence government policy as well as the stock market over the next two years leading up to the presidential election in 2016.

Fund performance for the reporting period was enhanced by overall stock selection – most notably in the financials and industrials sectors – which was partially offset by the adverse effect of sector allocation. The largest contributors among individual holdings were consumer products label maker Multi-Color Corp., Arkansas-based Bank of the Ozarks, and environmental services provider US Ecology. Multi-Color Corp. witnessed higher gross margins due to operational improvements, while organic growth also proved resilient. Bank of the Ozarks has continued to benefit from robust loan growth and low credit losses. The company also used its strong capital position to make several acquisitions during the review period. US Ecology saw healthy growth in business volumes over the period, bolstered in part by its acquisition of EQ-The Environmental Quality Company in June 2014.

Conversely, stock selection in the healthcare sector had the most significant negative impact on Fund performance for the period. The most notable individual stock detractors included oil and gas exploration and production company Approach Resources, athletic apparel retailer Hibbett Sports, and diversified industrial products company Actuant Corp. Shares of Approach Resources declined along with those of its peers amid weakness in oil prices in the second half of the reporting period. Hibbett Sports posted weaker-than-expected quarterly results over the review period attributable in part to what was generally a difficult backdrop for retailers, as well as increased spending on its ecommerce strategy. Finally, Actuant Corp. experienced mixed results within its diversified business segments during the period.

Turnover within the Fund during the period resulted mainly from numerous company holdings exceeding our definition of “small cap” (i.e., $5 billion) after strong performance and from several holdings receiving acquisition bids. We generally will not consider a company with a market capitalization in excess of $5 billion to be small-cap; however, this maximum market cap may change with market conditions. Some companies may outgrow the definition of a “small-cap” company after the Fund has purchased their shares. During the period, we initiated positions in waste management company Progressive Waste Solutions; lubricant product maker WD-40 Co.; IT services provider Fair Isaac Corp.; biopharmaceutical company Emergent Biosolutions; convenience store distributor Core-Mark, contract research organization PAREXEL International, and colors, flavors and fragrances maker Sensient Technologies. We exited positions in Covance, a contract research organization, real estate management company Jones Lang LaSalle, and electricity transmission company ITC Holdings following a period of strong share price performance as each of these companies exceeded our market capitalization threshold. Other sales included enterprise information solutions provider Micros Systems and property and casualty insurer Aspen Insurance after both companies were subjects of acquisitions bids. Finally, we also exited holdings in auto repair chain operator Monro Muffler Brake, specialty paper products producer Schweitzer-Mauduit International, apparel retailer Ascena Retail Group, and furniture maker and retailer Ethan Allen Interiors.

1	Source: U.S. Department of Commerce, Bureau of Economic Analysis, October 2014.

Annual Report 2014

Aberdeen Small Cap Fund (Unaudited) (concluded)

Economic activity in North America continues to improve modestly; however, in our view, there is a more tepid economic outlook for many other regions that have typically provided growth to many U.S.-based companies. At the macroeconomic level, the focus has been the rise of geopolitical concerns and the fairly sharp downward move in energy prices. Given that so much of recent capital investment has been focused on domestic energy production and transportation, we think that sustained volatility in commodity markets will be a persistent theme over the next year. On the flip side, the state of U.S. consumers showed improvement late in the period following a fickle start to the year with the view that consumer confidence and spending was helped in part by lower oil prices.

Small-cap stocks significantly underperformed their large-cap counterparts during the review period, as the market generally perceived them to be more expensive relative to large caps. However, shares of small-cap companies rebounded towards the end of the period. Moving forward, we believe that, in aggregate, shareholder returns over the next year will likely be driven by underlying operating earnings growth and distributions rather than material price/earnings multiple2 expansion, the latter of which drove the majority of returns in the 2013 calendar year. We view this to be the case given our observation that Russell 2000 Index recently has been trading roughly in line with its long-term historical average, against what we think is likely to prove to be a period of positive but still tepid revenue growth and already reasonably high levels of profitability – outside of certain sectors, namely energy. For further multiple expansion to occur and be sustained, we believe we would need to see an acceleration in economic growth either in the U.S. or globally, as small-cap companies generate roughly 80% of sales within the U.S. economy.3 Nevertheless, absent any macroeconomic events, political wrangling – or other unpredictable factors – we feel that valuations are well supported.

We maintain our focus on small-cap companies that, in our view, are well positioned to achieve higher profitability with relatively low debt levels. In our opinion, many of the Fund’s holdings are building solid business models, with strong management teams delivering positive results both in the U.S. and overseas. Furthermore, the recent market volatility has led to more sector and stock dispersion, which in our view is good for active managers. We anticipate using this to our advantage by adding to holdings that we believe may be indiscriminately punished by the market.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities, and are subject to different regulatory standards and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

2	The price/earnings multiple is the ratio of a company’s current share price compared to its per-share earnings.
3	Source: U.S. Department of Commerce, Bureau of Economic Analysis, October 2014.

2014 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	9.33%	17.43%	10.00%
	w/SC2	3.06%	16.04%	9.35%
Class C	w/o SC	8.55%	16.64%	9.26%
	w/SC3	7.55%	16.64%	9.26%
Class R4	w/o SC	9.10%	17.15%	9.80%
Institutional Service Class[4]	w/o SC	9.67%	17.76%	10.36%
Institutional Class[4]	w/o SC	9.68%	17.78%	10.34%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2014

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is a small market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	98.0%
Repurchase Agreement	2.3%
Liabilities in excess of other assets	(0.3%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	19.7%
Industrials	18.8%
Information Technology	18.1%
Materials	12.8%
Consumer Staples	9.0%
Health Care	7.9%
Consumer Discretionary	7.6%
Telecommunication Services	2.3%
Utilities	1.2%
Energy	0.6%
Other	2.0%
100.0%

Top Holdings*
Multi-Color Corp.	3.2%
Casey’s General Stores, Inc.	3.1%
Bank of the Ozarks, Inc.	3.0%
RBC Bearings, Inc.	3.0%
CBOE Holdings, Inc.	2.9%
Littelfuse, Inc.	2.9%
Worthington Industries, Inc.	2.8%
Curtiss-Wright Corp.	2.7%
Quaker Chemical Corp.	2.7%
Heartland Payment Systems, Inc.	2.6%
Other	71.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

Statement of Investments

October 31, 2014

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.0%)
Consumer Discretionary (7.6%)
Core-Mark Holding Co., Inc.	35,000	$2,031,050
Drew Industries, Inc.	53,555	2,573,853
G-III Apparel Group Ltd. (a)	37,600	2,983,560
Hibbett Sports, Inc. (a)	56,500	2,564,535
		10,152,998
Consumer Staples (9.0%)
Casey’s General Stores, Inc.	50,300	4,118,061
J&J Snack Foods Corp.	24,400	2,513,932
TreeHouse Foods, Inc. (a)	31,500	2,682,855
WD-40 Co.	36,200	2,775,454
		12,090,302
Energy (0.6%)
Approach Resources, Inc. (a)	75,300	745,470
Financials (19.7%)
AMERISAFE, Inc.	69,260	2,888,142
Bank of the Ozarks, Inc.	112,520	3,965,205
Boston Private Financial Holdings, Inc.	258,300	3,396,645
Canadian Western Bank	93,700	3,138,437
CBOE Holdings, Inc.	65,800	3,878,252
Healthcare Realty Trust, Inc.	84,308	2,231,633
MarketAxess Holdings, Inc.	27,401	1,771,475
Sabra Healthcare REIT, Inc.	97,204	2,777,118
Univest Corp. of Pennsylvania	118,120	2,423,822
		26,470,729
Health Care (7.9%)
Emergent Biosolutions, Inc. (a)	94,400	2,135,328
IPC The Hospitalist Co., Inc. (a)	61,498	2,562,007
PAREXEL International Corp. (a)	48,100	2,612,311
Teleflex, Inc.	29,020	3,311,762
		10,621,408
Industrials (18.8%)
Actuant Corp., Class A	102,500	3,248,225
Beacon Roofing Supply, Inc. (a)	81,030	2,242,100
Curtiss-Wright Corp.	53,200	3,681,972
Gibraltar Industries, Inc. (a)	175,851	2,681,728
Multi-Color Corp.	86,000	4,239,800
Progressive Waste Solutions Ltd.	106,000	3,098,380
RBC Bearings, Inc.	65,342	3,969,526
US Ecology, Inc.	42,800	2,151,984
		25,313,715
Information Technology (18.1%)
Advent Software, Inc.	89,330	3,087,245
Fair Isaac Corp.	44,600	2,778,580
FEI Co.	34,400	2,899,232
Heartland Payment Systems, Inc.	69,300	3,579,345
Littelfuse, Inc.	39,474	3,850,294
Solera Holdings, Inc.	38,160	1,982,412
Syntel, Inc. (a)	38,400	3,325,824
Teradyne, Inc.	154,200	2,837,280
		24,340,212
Materials (12.8%)
Compass Minerals International, Inc.	29,300	2,510,424
Kaiser Aluminum Corp.	41,700	2,900,235
Quaker Chemical Corp.	44,800	3,677,184
Sensient Technologies Corp.	53,300	3,154,294
Silgan Holdings, Inc.	26,086	1,282,388
Worthington Industries, Inc.	95,900	3,706,535
		17,231,060
Telecommunication Services (2.3%)
Shenandoah Telecommunications Co.	104,446	3,090,557
Utilities (1.2%)
Cleco Corp.	29,500	1,585,920
Total Common Stocks		131,642,371
REPURCHASE AGREEMENT (2.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $3,031,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $3,091,959	$3,031,000	3,031,000
Total Repurchase Agreement		3,031,000
Total Investments (Cost $103,000,493) (b)—100.3%		134,673,371

Liabilities in excess of other assets—(0.3)%		(354,844)
Net Assets—100.0%		$134,318,527

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Annual Report 2014

Aberdeen U.S. Equity Fund (Unaudited)

Aberdeen U.S. Equity Fund (Class A shares at net asset value net of fees) returned 9.87% for the 12-month period ended October 31, 2014, versus 17.27% for its benchmark, the Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 277 funds) was 14.95% for the period.

U.S. equity markets moved higher over the 12-month period ended October 31, 2014. Over the first several months of the reporting period, major North American equity market indices maintained an upward trajectory, driven in part by continued relaxed U.S. Federal Reserve (Fed) monetary policy and, consequently, asset inflation. Somewhat later in the period, the market experienced stretches of volatility due to a culmination of factors, including rising geopolitical tensions and the outlook for slower and perhaps more imbalanced global growth, which led to sharp price declines in certain commodities, specifically oil. Amid lower oil prices and a generally stable economy, U.S. consumers, which had been what we would characterize as “fickle” for most of 2014, showed improvement in confidence and spending late in the period.

During the reporting period, shares of large-cap companies, as measured by the broader-market S&P 500 Index, outperformed their small-cap counterparts, as represented by the Russell 2000 Index. All 10 sectors within the S&P 500 Index saw positive returns, led by healthcare and utilities. Energy was the lone sector to post a negative return amid the ongoing sharp decline in oil and gas prices, while consumer discretionary also lagged the overall market amid several periods of weakness in consumer spending.

Regarding monetary policy, former Federal Reserve (Fed) Vice Chair Janet Yellen succeeded Ben Bernanke as Fed Chair in February 2014. The Fed began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January and ended its tapering in late October.

The U.S. economic recovery hit several peaks and valleys during the reporting period, with healthy gross domestic product (GDP) growth in the fourth quarter of 2013 and the second and third quarters of 2014 sandwiched around a contraction in the first quarter of the year, most likely attributable to bad weather-induced weakness in consumer spending. As expected, consumer spending was the primary driver of the upturns and declines in GDP during the period, as it comprises more than two-thirds of GDP. The economy added roughly 1.7 million jobs over the 12-month review period, while the unemployment rate fell from 7.2% to 5.8%. At the end of the reporting period, however, the labor force participation rate hovered just above its lowest level in more than 36 years – generally providing further skepticism in the markets regarding the timing of an increase in the federal funds rate by the Fed.

On the political front, the mid-term U.S. Congressional elections were held in early November 2014, shortly after the end of the reporting period, resulting in the Republican Party forging a majority in the U.S. Senate and enhanced control in the House Representatives. The change in political leadership in the Senate may potentially influence government policy as well as the stock market over the next two years leading up to the presidential election in 2016.

For much of the reporting period, the market rewarded lower-quality companies. This resulted in a difficult backdrop for Aberdeen’s large-cap strategies to outperform, at least within the context of the U.S., given our focus on quality. We believe that high-quality companies – notably those with stable levels of profit growth, defensible industry positions and low levels of debt – can potentially reward investors with relatively stable returns across market cycles. Additionally, the recent strength in the U.S. dollar, as well as ongoing economic weakness in Europe, has had a negative impact on a number of Fund holdings with significant overseas exposure.

Fund performance for the reporting period was hampered mainly by overall positioning in the information technology sector, as well as stock selection in the healthcare sector. The largest individual stock detractors included supplemental life and health insurance company Aflac, oil and gas exploration and production company Apache Corp., and diversified industrial company Emerson Electric, along with the lack of a position in Apple. Aflac experienced slower growth from its core businesses in Japan and the U.S, as well as currency headwinds from a weaker Japanese yen. We reduced the exposure to the company over the period and subsequently exited the position in October 2014. Shares of Apache Corp. fell sharply along with those of its peers as energy prices continued their recent decline. Emerson Electric saw tepid revenue growth despite improving orders. Investors’ concerns over slower growth overseas also weighed on the stock price.

Fund performance was bolstered largely from stock selection in the consumer staples sector and an underweight relative to the benchmark S&P 500 Index in the industrials sector. The most notable contributors among individual holdings were retail drugstore chain operator and pharmacy benefit manager CVS Health (formerly CVS Caremark), biopharmaceutical firm Gilead Sciences, and freight railroad operator Canadian National Railway. CVS Health has seen particular strength in its pharmacy services unit. Gilead Sciences continues to benefit from sales of Solvadi, its hepatitis C treatment, which currently comprises over half of the company’s total product sales. Finally, Canadian National Railway’s operating results during the period were supported by good revenue growth, partly attributable to increased shipments of oil and chemicals.

During the reporting period, we established new holdings in flavors and fragrances developer International Flavors & Fragrances; consumer credit reporting company Equifax; diversified financial American Express; and PVH Corp., which markets several well-known clothing brands, including Calvin Klein and Tommy Hilfiger. We exited positions in packaged foods company Kellogg; office products retailer Staples; personal products maker Procter & Gamble; transportation equipment manufacturer Bombardier; Aflac (as previously noted), and networking equipment maker Cisco Systems.

Economic activity in North America continues to improve modestly; however,, in our view, there is a more tepid economic outlook for many other regions that have typically provided growth to many U.S.-based companies. At the macroeconomic level, the focus has been the rise of geopolitical concerns and the fairly sharp downward

2014 Annual Report

Aberdeen U.S. Equity Fund (Unaudited) (concluded)

move in energy prices. Given that so much of recent capital investment has been focused on domestic energy production and transportation, we think that sustained volatility in commodity markets will be a persistent theme over the next year. On the flip side, the state of U.S. consumers showed improvement late in the period following a fickle start to the year with the view that consumer confidence and spending was helped in part by lower oil prices.

Valuations of the companies we invest in remain justifiable, although not cheap, in our opinion. We think that this is likely to remain the case while yields on 10-year U.S. Treasuries remain below the 3% range and ample liquidity remains. And despite what has appeared to be an increase in volatility over the past several months, share prices of large-cap equities have been hovering near their all-time highs, while small-cap stocks have recaptured much of their underperformance from earlier in 2014.

Moving forward, we believe that, in aggregate, shareholder returns over the next year may be driven by underlying operating earnings growth and distributions rather than further price/earnings multiple expansion. Our view is based on our observation that the S&P 500 Index recently has been trading at or above its long-term historical average, against what we feel may prove to be a period of positive but still tepid revenue growth and already high profitability levels for most companies. For further multiple expansion to occur and be sustained, we believe we would need to see an acceleration in global economic growth, while we also note that a stronger U.S. dollar had led to currency translation headwinds for companies with overseas revenues. Nevertheless, absent any macroeconomic events, political wrangling – or other unpredictable factors – we feel that valuations are well supported. The recent volatility has led to more sector and stock dispersion, which in our view is good for active managers. We anticipate using this to our advantage by adding to holdings that we feel may be indiscriminately punished by the market.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade decrease in value.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	9.87%	12.74%	7.29%
	w/SC2	3.53%	11.43%	6.65%
Class C3	w/o SC	9.07%	11.97%	6.55%
	w/SC4	8.07%	11.97%	6.55%
Class R5	w/o SC	9.62%	12.50%	7.13%
Institutional Service Class[5,6]	w/o SC	10.13%	13.07%	7.61%
Institutional Class[5]	w/o SC	10.23%	13.12%	7.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns from June 23, 2008 to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund and Second Predecessor Fund. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2014 Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Common Stocks	99.8%
Repurchase Agreement	0.2%
Liabilities in excess of other assets	—%
100.0%

Amounts listed as “ – ” are 0% or round to 0%.

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Information Technology	15.6%
Health Care	14.5%
Consumer Discretionary	14.4%
Consumer Staples	12.9%
Energy	11.3%
Financials	10.9%
Industrials	9.4%
Materials	8.9%
Telecommunication Services	1.9%
Other	0.2%
100.0%

Top Holdings*
CVS Health Corp.	3.3%
Johnson & Johnson	3.0%
Comcast Corp., Class A	2.8%
Visa, Inc., Class A	2.8%
Baxter International, Inc.	2.8%
Pfizer, Inc.	2.8%
American Express Co.	2.6%
Target Corp.	2.6%
International Flavors & Fragrances, Inc.	2.6%
Kraft Foods Group, Inc.	2.5%
Other	72.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

Statement of Investments

October 31, 2014

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.8%)
Consumer Discretionary (14.4%)
BorgWarner, Inc.	172,300	$9,824,546
Comcast Corp., Class A	212,600	11,767,410
PVH Corp.	78,800	9,010,780
Starwood Hotels & Resorts Worldwide, Inc.	107,234	8,220,558
Target Corp.	175,100	10,824,682
TJX Cos., Inc.	165,900	10,504,788
		60,152,764
Consumer Staples (12.9%)
Costco Wholesale Corp.	78,100	10,416,197
CVS Health Corp.	162,500	13,944,125
Kraft Foods Group, Inc.	187,900	10,588,165
PepsiCo, Inc.	92,563	8,901,784
Philip Morris International, Inc.	114,979	10,234,281
		54,084,552
Energy (11.3%)
Apache Corp.	107,109	8,268,815
Chevron Corp.	85,000	10,195,750
ConocoPhillips	102,600	7,402,590
EOG Resources, Inc.	64,428	6,123,881
National Oilwell Varco, Inc.	112,900	8,201,056
Schlumberger Ltd.	70,812	6,986,312
		47,178,404
Financials (10.9%)
American Express Co.	122,200	10,991,890
Charles Schwab Corp. (The)	224,900	6,447,883
Intercontinental Exchange, Inc.	47,227	9,836,912
Royal Bank of Canada	114,411	8,122,110
Wells Fargo & Co.	188,561	10,010,703
		45,409,498
Health Care (14.5%)
Aetna, Inc.	107,400	8,861,574
Baxter International, Inc.	164,700	11,552,058
Gilead Sciences, Inc. (a)	86,600	9,699,200
Johnson & Johnson	116,500	12,556,370
Pfizer, Inc.	380,700	11,401,965
Quest Diagnostics, Inc.	100,600	6,384,076
		60,455,243
Industrials (9.4%)
Canadian National Railway Co.	133,600	9,429,488
Deere & Co.	67,963	5,813,555
Emerson Electric Co.	131,402	8,417,612
Equifax, Inc.	87,900	6,657,546
United Technologies Corp.	82,700	8,848,900
		39,167,101
Information Technology (15.6%)
Alliance Data Systems Corp. (a)	23,922	6,778,299
Cognizant Technology Solutions Corp., Class A (a)	196,300	9,589,255
EMC Corp.	357,400	10,268,102
Oracle Corp.	257,700	10,063,185
QUALCOMM, Inc.	132,400	10,394,724
Solera Holdings, Inc.	123,154	6,397,850
Visa, Inc., Class A	48,300	11,661,069
		65,152,484
Materials (8.9%)
International Flavors & Fragrances, Inc.	107,800	10,688,370
Monsanto Co.	69,625	8,009,660
Potash Corp. of Saskatchewan, Inc.	242,100	8,272,557
Praxair, Inc.	80,105	10,092,429
		37,063,016
Telecommunication Services (1.9%)
TELUS Corp.	226,468	8,116,691
Total Common Stocks		416,779,753
REPURCHASE AGREEMENT (0.2%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $749,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $768,003	$749,000	749,000
Total Repurchase Agreement		749,000
Total Investments (Cost $310,098,658) (b)—100.0%		417,528,753

Liabilities in excess of other assets—0.0%		(127,841)
Net Assets—100.0%		$417,400,912

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Assets and Liabilities

October 31, 2014

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Assets:
Investments, at value	$1,044,627,382	$30,179,688	$30,064,532	$9,802,435,746	$350,125,273
Repurchase agreements, at value	33,785,000	831,000	130,000	229,143,000	–

Total investments	1,078,412,382	31,010,688	30,194,532	10,031,578,746	350,125,273

Cash	483	156	388	6	187,428,818	*
Foreign currency, at value	429,181	18,683	83,061	4,238,227	8,621
Cash at broker for China A shares	–	–	3,154	–	–
Receivable for capital shares issued	921,999	12,931	30,169	18,268,302	135,696
Dividends receivable	575,339	12,803	25,955	14,254,853	421,449
Receivable for investments sold	–	–	130,730	–	6,384,495
Receivable from Adviser	–	111	10,287	383,221	23,669
Prepaid expenses and other assets	50,453	20,609	27,924	807,056	42,864

Total assets	1,080,389,837	31,075,981	30,506,200	10,069,530,411	544,570,885

Liabilities:
Securities sold short, at value	–	–	–	–	185,417,467
Payable for capital shares redeemed	176,306	24,268	22,292	16,855,407	1,882,080
Payable for investments purchased	2,845,087	–	48,191	223,076	6,348,340
Due to custodian	–	–	–	–	642,888
Accrued foreign capital gains tax	777,595	18,043	–	879,554	–
Payable for dividends on securities sold short	–	–	–	–	198,069
Payable for brokers related expenses for securities sold short	–	–	–	–	99,366
Distributions payable	–	–	85	–	–
Accrued expenses and other payables:
Investment advisory fees	907,862	33,796	31,966	7,541,640	350,892
Administration fees	64,983	2,079	2,046	670,368	24,410
Transfer agent fees	81,303	3,098	9,978	520,444	98,873
Fund accounting fees	13,913	1,488	1,512	155,126	7,560
Distribution fees	479	355	9,843	121,444	16,739
Printing fees	92,987	5,706	4,093	32,405	6,084
Administrative services fees	187	248	2,073	80,150	1,288
Custodian fees	3,816	378	1,153	43,658	515
Legal fees	2,740	41	101	32,706	1,409
Other	10,194	13,161	7,639	31,643	–

Total liabilities	4,977,452	102,661	140,972	27,187,621	195,095,980

Net Assets	$1,075,412,385	$30,973,320	$30,365,228	$10,042,342,790	$349,474,905

Cost:
Investments	$1,002,830,817	$30,058,359	$29,822,655	$9,134,684,791	$279,990,277
Repurchase agreements	33,785,000	831,000	130,000	229,143,000	–
Foreign currency	430,411	18,752	82,479	4,247,992	8,618
Proceeds:
Securities sold short	$–	$–	$–	$–	$152,831,218

Represented by:
Capital	$1,016,054,044	$30,351,564	$41,459,809	$9,082,493,255	$267,323,850
Accumulated net investment income/(loss)	1,249,310	(5,989)	53,626	14,792,780	(4,152,063)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	17,080,365	524,739	(11,390,695)	278,326,829	48,754,367
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	41,028,666	103,006	242,488	666,729,926	37,548,751

Net Assets	$1,075,412,385	$30,973,320	$30,365,228	$10,042,342,790	$349,474,905

Net Assets:
Class A Shares	$1,173,451	$1,341,457	$19,424,875	$341,483,432	$30,368,125
Class C Shares	288,485	61,415	6,063,579	45,076,848	10,161,877
Class R Shares	11,338	13,492	1,495,476	31,720,019	3,436,689
Institutional Service Class Shares	3,950,354	55,069	1,777,788	234,846,482	1,870,518
Institutional Class Shares	1,069,988,757	29,501,887	1,603,510	9,389,216,009	303,637,696

Total	$1,075,412,385	$30,973,320	$30,365,228	$10,042,342,790	$349,474,905

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the prime broker relating to the open short positions at October 31, 2014.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Assets and Liabilities (continued)

October 31, 2014

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	97,120	132,411	962,323	22,942,065	2,476,577
Class C Shares	23,942	6,138	310,909	3,046,800	1,205,787
Class R Shares	939	1,330	75,057	2,138,793	291,976
Institutional Service Class Shares	326,491	5,347	87,680	15,769,968	150,415
Institutional Class Shares	88,323,078	2,900,831	79,082	630,295,252	24,176,583

Total	88,771,570	3,046,057	1,515,051	674,192,878	28,301,338

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.08	$10.13	$20.19	$14.88	$12.26
Class C Shares (a)	$12.05	$10.01	$19.50	$14.79	$8.43
Class R Shares	$12.07	$10.14	$19.92	$14.83	$11.77
Institutional Service Class Shares	$12.10	$10.30	$20.28	$14.89	$12.44
Institutional Class Shares	$12.11	$10.17	$20.28	$14.90	$12.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.82	$10.75	$21.42	$15.79	$13.01
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2014

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Assets:
Investments, at value	$5,906,732	$150,226,871	$22,760,986	$256,386,784	$865,104,759
Repurchase agreements, at value	192,000	6,474,000	369,000	333,000	12,879,000

Total investments	6,098,732	156,700,871	23,129,986	256,719,784	877,983,759

Foreign currency, at value	24,734	75,696	–	1,055,646	9,193
Cash	31	6,681	5,466	865	254
Dividends receivable	16,854	545,374	97,518	501,955	4,854,454
Receivable for investments sold	–	–	–	791,253	1,894,985
Receivable for capital shares issued	–	1,633,465	22,537	48,940	303,143
Receivable from Adviser	14,834	–	8,874	2,642	–
Prepaid expenses and other assets	10,513	35,026	27,001	38,494	54,317

Total assets	6,165,698	158,997,113	23,291,382	259,159,579	885,100,105

Liabilities:
Payable for investments purchased	2,260	1,007,704	–	–	1,438,760
Payable for capital shares redeemed	–	6,067	71,967	40,975	592,113
Accrued expenses and other payables:
Investment advisory fees	4,632	148,735	14,057	234,930	589,203
Transfer agent fees	852	14,886	9,846	52,587	98,262
Distribution fees	94	19,222	7,041	15,017	67,778
Administration fees	412	10,335	1,607	17,096	58,920
Administrative services fees	–	10,345	1,272	3,276	39,298
Printing fees	191	5,407	740	17,412	29,774
Fund accounting fees	1,126	3,414	804	4,925	14,604
Legal fees	20	507	83	825	2,883
Custodian fees	137	120	75	300	100
Other	7,200	6,248	6,973	7,227	6,458

Total liabilities	16,924	1,232,990	114,465	394,570	2,938,153

Net Assets	$6,148,774	$157,764,123	$23,176,917	$258,765,009	$882,161,952

Cost:
Investments	$5,920,784	$132,643,413	$24,059,291	$237,208,942	$768,604,516
Repurchase agreements	192,000	6,474,000	369,000	333,000	12,879,000
Foreign currency	25,047	75,703	–	1,071,337	9,319

Represented by:
Capital	$6,090,665	$148,487,882	$53,467,358	$226,443,099	$870,027,599
Accumulated net investment income/(loss)	5,340	247,291	83,782	441,427	2,005,521
Accumulated net realized gain/(loss) from investments and foreign currency transactions	67,772	(8,540,402)	(29,075,463)	12,730,047	(86,200,625)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(15,003)	17,569,352	(1,298,760)	19,150,436	96,329,457

Net Assets	$6,148,774	$157,764,123	$23,176,917	$258,765,009	$882,161,952

Net Assets:
Class A Shares	$386,688	$73,229,785	$15,052,911	$64,188,711	$148,017,843
Class C Shares	10,460	4,165,409	2,793,427	1,645,728	35,696,358
Class R Shares	10,544	1,985,683	3,134,461	865,678	16,937,934
Institutional Service Class Shares	10,629	2,176	671,709	2,201,091	185,165,924
Institutional Class Shares	5,730,453	78,381,070	1,524,409	189,863,801	496,343,893

Total	$6,148,774	$157,764,123	$23,176,917	$258,765,009	$882,161,952

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Assets and Liabilities (continued)

October 31, 2014

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	37,841	5,294,966	980,757	2,165,253	9,964,821
Class C Shares	1,026	317,263	191,507	59,174	2,547,079
Class R Shares	1,031	148,799	207,511	30,305	1,191,475
Institutional Service Class Shares	1,038	157	43,191	74,268	12,216,557
Institutional Class Shares	559,514	5,661,920	97,943	6,401,916	32,631,041

Total	600,450	11,423,105	1,520,909	8,730,916	58,550,973

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.22	$13.83	$15.35	$29.64	$14.85
Class C Shares (a)	$10.19	$13.13	$14.59	$27.81	$14.01
Class R Shares	$10.23	$13.34	$15.11	$28.57	$14.22
Institutional Service Class Shares	$10.24	$13.86	$15.55	$29.64	$15.16
Institutional Class Shares	$10.24	$13.84	$15.56	$29.66	$15.21
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.84	$14.67	$16.29	$31.45	$15.76
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2014

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value	$4,038,840	$131,642,371	$416,779,753
Repurchase agreements, at value	–	3,031,000	749,000

Total investments	4,038,840	134,673,371	417,528,753

Cash	78,047	26,551	170,524
Foreign currency, at value	11,385	–	–
Dividends receivable	5,883	23,185	348,503
Receivable for capital shares issued	–	104,883	48,949
Receivable from Adviser	14,383	9,703	7,288
Prepaid expenses and other assets	13,685	24,389	45,562

Total assets	4,162,223	134,862,082	418,149,579

Liabilities:
Payable for capital shares redeemed	–	104,621	296,193
Payable for investments purchased	–	235,592	–
Accrued expenses and other payables:
Investment advisory fees	3,873	97,162	258,492
Distribution fees	37	39,993	64,252
Transfer agent fees	782	34,869	33,585
Printing fees	199	9,527	37,758
Administration fees	282	8,442	27,573
Administrative services fees	–	4,553	17,900
Fund accounting fees	67	1,899	6,172
Legal fees	14	403	1,314
Custodian fees	107	54	73
Other	7,233	6,440	5,355

Total liabilities	12,594	543,555	748,667

Net Assets	$4,149,629	$134,318,527	$417,400,912

Cost:
Investments	$5,086,905	$99,969,493	$309,349,658
Repurchase agreements	–	3,031,000	749,000
Foreign currency	11,682	–	–

Represented by:
Capital	$5,194,292	$519,068,658	$315,636,072
Accumulated net investment income/(loss)	11,882	(514,327)	508,816
Accumulated net realized loss from investments and foreign currency transactions	(8,020)	(415,908,682)	(6,173,930)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,048,525)	31,672,878	107,429,954

Net Assets	$4,149,629	$134,318,527	$417,400,912

Net Assets:
Class A Shares	$57,476	$72,790,484	$276,860,799
Class C Shares	25,128	31,345,922	8,469,483
Class R Shares	8,063	1,151,883	350,854
Institutional Service Class Shares	8,128	1,626,261	128,282,599
Institutional Class Shares	4,050,834	27,403,977	3,437,177

Total	$4,149,629	$134,318,527	$417,400,912

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Assets and Liabilities (concluded)

October 31, 2014

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,245	3,045,758	20,657,117
Class C Shares	3,177	1,478,314	689,141
Class R Shares	1,017	51,661	27,302
Institutional Service Class Shares	1,024	65,145	9,179,371
Institutional Class Shares	510,015	1,099,118	245,702

Total	522,478	5,739,996	30,798,633

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.93	$23.90	$13.40
Class C Shares (a)	$7.91	$21.20	$12.29
Class R Shares	$7.93	$22.30	$12.85
Institutional Service Class Shares	$7.94	$24.96	$13.98
Institutional Class Shares	$7.94	$24.93	$13.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.41	$25.36	$14.22
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Operations

For the Year Ended October 31, 2014

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
INVESTMENT INCOME:
Dividend income	$23,121,780	$647,731	$911,613	$286,055,846	$9,141,181
Interest income	26	1	75	445	–
Foreign tax withholding	(836,319)	(27,627)	(22,418)	(26,226,467)	(157,248)
Other income	18,409	–	181	–	3,274

	22,303,896	620,105	889,451	259,829,824	8,987,207

Expenses:
Investment advisory fees	8,647,190	293,760	413,711	95,753,396	6,669,954
Administration fees	691,775	18,077	26,477	8,511,413	463,997
Distribution fees Class A	3,363	3,116	54,531	947,844	123,465
Distribution fees Class C	1,710	597	66,234	455,336	111,893
Distribution fees Class R	75	70	7,620	138,596	15,646
Administrative services fees Class A	–	593	4,187	240,256	32,180
Administrative services fees Class R	–	10	2,313	52,971	7,402
Administrative service fees Institutional Service Class	2,030	–	410	697,372	6,532
Transfer agent fees	791,058	51,948	76,360	6,095,148	671,953
Custodian fees	432,134	32,368	21,723	5,419,730	18,358
Dividend expense for securities sold short	–	–	–	–	4,055,546
Broker related expenses for securities sold short	–	–	–	–	2,225,270
Fund accounting fees	82,366	8,214	8,709	984,148	54,715
Trustee fees	37,845	1,004	1,472	473,872	26,674
Legal fees	30,411	1,598	1,200	399,039	22,465
Registration and filing fees	73,880	62,383	67,796	134,547	87,727
Printing fees	95,378	13,370	15,246	173,700	52,876
Audit fees	28,448	31,734	30,388	33,705	33,595
Other	69,437	26,187	8,055	752,427	41,300

Total operating expenses before reimbursed/waived expenses	10,987,100	545,029	806,432	121,263,500	14,721,548

Expenses reimbursed	(170,934)	(201,689)	(134,971)	(1,699,198)	(23,669)
Broker related expenses for securities sold short reduced by Adviser	–	–	–	–	(869,994)

Net expenses	10,816,166	343,340	671,461	119,564,302	13,827,885

Net Investment Income/(Loss)	11,487,730	276,765	217,990	140,265,522	(4,840,678)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short (including $(634,853), $(27,570), $0, $(5,087,991) and $0 capital gains tax, respectively)	16,670,082	664,537	1,827,369	347,213,237	52,168,460
Realized loss on foreign currency transactions	(205,118)	(23,549)	(559)	(266,445)	(4,837)

Net realized gain from investments and foreign currency transactions	16,464,964	640,988	1,826,810	346,946,792	52,163,623

Net change in unrealized appreciation/depreciation on investment transactions (including $1,133,846, $40,647, $0, $25,845,058 and $0 change in deferred capital gains tax, respectively)	(27,560,941)	(1,524,491)	(2,707,350)	(690,307,460)	(49,356,727)
Net change in unrealized appreciation/depreciation on securities sold short	–	–	–	–	18,201,617
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	7,816	(230)	432	(123,168)	3

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(27,553,125)	(1,524,721)	(2,706,918)	(690,430,628)	(31,155,107)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(11,088,161)	(883,733)	(880,108)	(343,483,836)	21,008,516

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$399,569	$(606,968)	$(662,118)	$(203,218,314)	$16,167,838

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Operations (continued)

For the Year Ended October 31, 2014

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
INVESTMENT INCOME:
Dividend income	$209,223	$7,977,690	$865,523	$6,798,265	$48,760,823
Foreign tax withholding	(14,851)	(418,293)	(69,901)	(330,372)	(3,218,852)
Other income	–	7,284	–	679	11,923

	194,372	7,566,681	795,622	6,468,572	45,553,894

Expenses:
Investment advisory fees	57,579	1,457,079	200,267	3,087,368	7,705,466
Administration fees	5,118	129,518	22,888	226,990	770,547
Distribution fees Class A	584	202,718	47,126	179,436	458,148
Distribution fees Class C	161	47,305	34,436	19,749	386,713
Distribution fees Class R	56	10,922	17,765	6,580	85,481
Administrative services fees Class A	–	94,375	13,661	34,725	95,517
Administrative services fees Class R	–	3,583	1,498	765	14,762
Administrative service fees Institutional Service Class	–	–	13	5,098	255,552
Transfer agent fees	10,138	125,878	83,848	386,724	850,117
Registration and filing fees	78,867	59,403	68,234	89,676	74,061
Custodian fees	5,831	27,291	6,925	94,902	154,684
Printing fees	5,422	19,321	12,309	41,163	83,644
Fund accounting fees	6,760	20,917	4,448	31,309	89,287
Audit fees	30,468	29,434	27,682	29,434	33,595
Trustee fees	281	7,088	1,285	12,639	42,851
Legal fees	260	6,145	1,064	11,172	36,688
Other	2,883	12,042	7,081	42,848	97,574

Total operating expenses before reimbursed/waived expenses	204,408	2,253,019	550,530	4,300,578	11,234,687

Expenses reimbursed	(133,233)	–	(104,159)	(365,671)	–
Recoupment of expenses previously reimbursed	–	32,465	–	–	–

Net expenses	71,175	2,285,484	446,371	3,934,907	11,234,687

Net Investment Income	123,197	5,281,197	349,251	2,533,665	34,319,207

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short (including $0, $0, $0, $(64,443) and $0 capital gains tax, respectively)	67,773	8,675,902	864,316	14,161,464	48,233,336
Realized gain/(loss) on foreign currency transactions	2	54,682	(6,001)	6,743	144,027

Net realized gain from investments and foreign currency transactions (including $0, $0, $0, $0 and $0 change in deferred capital gains tax, respectively)	67,775	8,730,584	858,315	14,168,207	48,377,363

Net change in unrealized appreciation/depreciation on investment transactions	(433,770)	(8,047,843)	(2,271,668)	(418,833)	(74,993,397)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,143)	(33,853)	(636)	(26,645)	(284,455)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(434,913)	(8,081,696)	(2,272,304)	(445,478)	(75,277,852)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(367,138)	648,888	(1,413,989)	13,722,729	(26,900,489)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(243,941)	$5,930,085	$(1,064,738)	$16,256,394	$7,418,718

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Operations (concluded)

For the Year Ended October 31, 2014

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$142,482	$1,681,492	$9,028,413
Foreign tax withholding	(11,136)	(16,805)	(183,506)
Other income	–	328,252	10,703

	131,346	1,992,939	8,855,610

Expenses:
Investment advisory fees	47,594	1,223,193	3,184,089
Administration fees	3,461	107,319	339,636
Distribution fees Class A	104	193,759	704,818
Distribution fees Class C	135	321,900	90,363
Distribution fees Class R	42	6,344	1,976
Administrative services fees Class A	–	50,703	68,102
Administrative services fees Class R	–	685	21
Administrative service fees Institutional Service Class	–	58	118,351
Transfer agent fees	9,420	213,404	344,955
Registration and filing fees	82,626	60,184	59,496
Printing fees	3,209	32,803	73,070
Audit fees	30,468	27,682	27,134
Fund accounting fees	360	11,831	38,116
Custodian fees	8,975	7,550	11,369
Trustee fees	193	5,936	18,659
Legal fees	145	5,095	15,386
Other	2,782	11,320	28,452

Total operating expenses before reimbursed/waived expenses	189,514	2,279,766	5,123,993

Expenses reimbursed	(132,985)	(163,603)	(319,455)
Reimbursement of administrative service fees	–	–	(62,812)

Net expenses	56,529	2,116,163	4,741,726

Net Investment Income	74,817	(123,224)	4,113,884

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $0, $0 and $0 capital gains tax, respectively)	(8,020)	17,473,482	39,931,048
Realized gain/(loss) on foreign currency transactions	113	(4,029)	17,879

Net realized gain/(loss) from investments and foreign currency transactions	(7,907)	17,469,453	39,948,927

Net change in unrealized appreciation/depreciation on investment transactions (including $0, $0 and $0 change in deferred capital gains tax, respectively)	(626,098)	(5,313,911)	(3,814,859)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(254)	–	1,043

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(626,352)	(5,313,911)	(3,813,816)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(634,259)	12,155,542	36,135,111

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(559,442)	$12,032,318	$40,248,995

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$11,487,730	$12,838,021	$276,765	$683,799	$217,990	$217,828
Net realized gain from investments and foreign currency transactions	16,464,964	5,096,041	640,988	3,476,765	1,826,810	2,743,393
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(27,553,125)	26,135,039	(1,524,721)	(676,840)	(2,706,918)	(1,257,669)

Changes in net assets resulting from operations	399,569	44,069,101	(606,968)	3,483,724	(662,118)	1,703,552

Distributions to Shareholders From:
Net investment income:
Class A	(16,717)	(21,613)	(20,464)	(13,755)	(204,538)	(80,620)
Class C	(1,122)	(597)	(563)	(814)	(20,248)	(7,388)
Class R	(189)	(343)	(99)	(922)	(8,946)	(2,838)
Institutional Service Class	(55,625)	(95,074)	(620)	(535)	(24,493)	(20,416)
Institutional Class	(12,844,331)	(17,550,974)	(352,955)	(872,369)	(9,491)	(8,923)
Net realized gains:
Class A	(7,850)	(10,353)	(192,269)	(1,878)	–	–
Class C	(793)	(145)	(8,527)	(355)	–	–
Class R	(194)	(145)	(1,697)	(411)	–	–
Institutional Service Class	(20,975)	(56,582)	(4,592)	(109)	–	–
Institutional Class	(5,464,269)	(8,269,423)	(3,329,370)	(228,951)	–	–

Change in net assets from shareholder distributions	(18,412,065)	(26,005,249)	(3,911,156)	(1,120,099)	(267,716)	(120,185)

Change in net assets from capital transactions	83,216,083	370,609,386	8,012,325	(4,440,579)	(3,323,175)	(5,447,029)

Change in net assets	65,203,587	388,673,238	3,494,201	(2,076,954)	(4,253,009)	(3,863,662)

Net Assets:
Beginning of year	1,010,208,798	621,535,560	27,479,119	29,556,073	34,618,237	38,481,899

End of year	$1,075,412,385	$1,010,208,798	$30,973,320	$27,479,119	$30,365,228	$34,618,237

Accumulated net investment income/(loss) at end of year	$1,249,310	$3,536,120	$(5,989)	$89,210	$53,626	$104,092

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$259,573	$1,135,226	$754,016	$1,381,458	$8,569,767	$6,054,729
Dividends reinvested	23,819	31,842	199,082	13,257	165,129	63,336
Cost of shares redeemed(a)	(460,429)	(183,281)	(771,687)	(172,314)	(10,420,570)	(7,272,260)

Total Class A	(177,037)	983,787	181,411	1,222,401	(1,685,674)	(1,154,195)

Class C Shares
Proceeds from shares issued	155,400	186,223	–	143,771	200,725	598,913
Dividends reinvested	1,915	742	9,090	1,169	11,321	4,177
Cost of shares redeemed(a)	(14,415)	(49,765)	–	(103,049)	(1,675,815)	(2,429,709)

Total Class C	142,900	137,200	9,090	41,891	(1,463,769)	(1,826,619)

Class R Shares
Proceeds from shares issued	–	25,000	1,113	185,193	755,012	1,472,953
Dividends reinvested	383	488	1,796	1,333	6,697	2,066
Cost of shares redeemed(a)	(23,490)	–	(23,044)	(219,844)	(844,908)	(1,134,164)

Total Class R	(23,107)	25,488	(20,135)	(33,318)	(83,199)	340,855

Institutional Service Class Shares
Proceeds from shares issued	1,077,483	813,803	21,150	21,164	285,204	203,414
Dividends reinvested	61,577	143,784	5,211	644	24,293	20,045
Cost of shares redeemed(a)	(1,050,062)	(936,986)	(12)	(3,432)	(871,009)	(2,513,313)

Total Institutional Service Class	88,998	20,601	26,349	18,376	(561,512)	(2,289,854)

Institutional Class Shares
Proceeds from shares issued	577,871,251	508,352,727	23,566,650	28,029,587	6,350,550	799,991
Dividends reinvested	5,225,269	8,255,375	918,557	178,619	6,341	3,962
Cost of shares redeemed(a)	(499,912,191)	(147,165,792)	(16,669,597)	(33,898,135)	(5,885,912)	(1,321,169)

Total Institutional Class	83,184,329	369,442,310	7,815,610	(5,689,929)	470,979	(517,216)

Change in net assets from capital transactions:	$83,216,083	$370,609,386	$8,012,325	$(4,440,579)	$(3,323,175)	$(5,447,029)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	21,843	95,658	73,778	114,842	423,689	294,803
Reinvested	2,015	2,706	21,063	1,150	8,156	3,149
Redeemed	(37,276)	(15,715)	(79,344)	(14,791)	(525,111)	(356,248)

Total Class A Shares	(13,418)	82,649	15,497	101,201	(93,266)	(58,296)

Class C Shares
Issued	12,824	15,487	–	12,465	10,309	30,354
Reinvested	163	64	973	105	590	213
Redeemed	(1,185)	(4,307)	–	(8,408)	(87,671)	(122,908)

Total Class C Shares	11,802	11,244	973	4,162	(76,772)	(92,341)

Class R Shares
Issued	–	2,029	113	15,662	38,178	71,253
Reinvested	33	42	190	119	335	103
Redeemed	(2,061)	–	(2,011)	(18,822)	(42,285)	(55,577)

Total Class R Shares	(2,028)	2,071	(1,708)	(3,041)	(3,772)	15,779

Institutional Service Class Shares
Issued	92,160	68,994	2,026	1,805	14,239	10,018
Reinvested	5,171	12,136	541	56	1,192	999
Redeemed	(90,176)	(78,581)	(1)	(289)	(43,285)	(125,128)

Total Institutional Service Class Shares	7,155	2,549	2,566	1,572	(27,854)	(114,111)

Institutional Class Shares
Issued	48,650,475	42,726,896	2,290,620	2,330,924	308,133	38,210
Reinvested	438,109	699,727	97,020	15,637	306	197
Redeemed	(44,227,667)	(12,553,270)	(1,665,938)	(2,818,175)	(289,934)	(63,090)

Total Institutional Class Shares	4,860,917	30,873,353	721,702	(471,614)	18,505	(24,683)

Total change in shares:	4,864,428	30,971,866	739,030	(367,720)	(183,159)	(273,652)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013(a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$140,265,522	$150,397,454	$(4,840,678)	$(5,390,015)	$123,197	$76,125
Net realized gain from investments and foreign currency transactions	346,946,792	(60,628,278)	52,163,623	9,864,192	67,775	29,872
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(690,430,628)	200,935,442	(31,155,107)	46,691,015	(434,913)	419,910

Changes in net assets resulting from operations	(203,218,314)	290,704,618	16,167,838	51,165,192	(243,941)	525,907

Distributions to Shareholders From:
Net investment income:
Class A	(5,420,160)	(5,048,737)	–	–	(5,710)	(140)
Class C	(402,724)	(259,688)	–	–	(367)	(103)
Class R	(319,820)	(153,775)	–	–	(201)	(115)
Institutional Service Class	(4,140,793)	(5,758,390)	–	–	(264)	(126)
Institutional Class	(170,385,442)	(172,424,810)	–	–	(142,710)	(62,585)
Net realized gains:
Class A	–	–	(992,853)	(715,656)	(121)	–
Class C	–	–	(288,934)	(203,541)	(21)	–
Class R	–	–	(50,048)	(23,468)	(21)	–
Institutional Service Class	–	–	(59,253)	(19,624)	(21)	–
Institutional Class	–	–	(9,724,006)	(5,267,106)	(11,397)	–

Change in net assets from shareholder distributions	(180,668,939)	(183,645,400)	(11,115,094)	(6,229,395)	(160,833)	(63,069)

Change in net assets from capital transactions	(1,622,825,484)	3,689,377,899	(318,138,777)	49,583,537	531,089	5,559,621

Change in net assets	(2,006,712,737)	3,796,437,117	(313,086,033)	94,519,334	126,315	6,022,459

Net Assets:
Beginning of year	12,049,055,527	8,252,618,410	662,560,938	568,041,604	6,022,459	–

End of year	$10,042,342,790	$12,049,055,527	$349,474,905	$662,560,938	$6,148,774	$6,022,459

Accumulated net investment income/(loss) at end of year	$14,792,780	$50,848,697	$(4,152,063)	$(3,912,128)	$5,340	$31,393

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013(a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$145,865,554	$330,432,793	$15,620,464	$18,447,027	$367,161	$61,719
Dividends reinvested	4,409,897	4,241,056	854,454	596,044	5,868	140
Cost of shares redeemed(b)	(215,663,301)	(192,004,354)	(49,047,002)	(30,736,583)	(11,047)	(79)

Total Class A	(65,387,850)	142,669,495	(32,572,084)	(11,693,512)	361,982	61,780

Class C Shares
Proceeds from shares issued	10,221,434	39,095,136	790,686	1,257,209	14,873	14,974
Dividends reinvested	218,357	174,990	131,067	84,449	388	103
Cost of shares redeemed(b)	(13,468,683)	(8,112,094)	(2,811,170)	(3,665,380)	(14,420)	(5,064)

Total Class C	(3,028,892)	31,158,032	(1,889,417)	(2,323,722)	841	10,013

Class R Shares
Proceeds from shares issued	14,559,029	18,397,912	1,343,599	1,806,122	–	10,000
Dividends reinvested	255,536	111,946	50,048	23,468	222	115
Cost of shares redeemed(b)	(5,582,668)	(4,582,840)	(746,524)	(1,345,265)	–	–

Total Class R	9,231,897	13,927,018	647,123	484,325	222	10,115

Institutional Service Class Shares
Proceeds from shares issued	18,172,691	351,463,114	456,995	2,041,678	–	10,000
Dividends reinvested	4,137,566	5,747,629	59,253	19,624	285	126
Cost of shares redeemed(b)	(206,739,253)	(212,352,220)	(2,189,907)	(674,696)	–	–

Total Institutional Service Class	(184,428,996)	144,858,523	(1,673,659)	1,386,606	285	10,126

Institutional Class Shares
Proceeds from shares issued	1,977,897,554	4,703,129,038	123,234,177	172,025,893	25,000	5,405,000
Dividends reinvested	130,234,728	139,949,119	9,218,417	3,617,517	154,107	62,587
Cost of shares redeemed(b)	(3,487,343,925)	(1,486,313,326)	(415,103,334)	(113,913,570)	(11,348)	–

Total Institutional Class	(1,379,211,643)	3,356,764,831	(282,650,740)	61,729,840	167,759	5,467,587

Change in net assets from capital transactions:	$(1,622,825,484)	$3,689,377,899	$(318,138,777)	$49,583,537	$531,089	$5,559,621

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013(a)

SHARE TRANSACTIONS:
Class A Shares
Issued	9,901,901	21,501,416	1,303,437	1,557,419	32,543	5,806
Reinvested	292,976	277,875	71,027	52,608	509	14
Redeemed	(14,559,227)	(12,745,099)	(4,080,946)	(2,635,279)	(1,024)	(7)

Total Class A Shares	(4,364,350)	9,034,192	(2,706,482)	(1,025,252)	32,028	5,813

Class C Shares
Issued	695,394	2,510,522	95,067	153,297	1,282	1,477
Reinvested	14,738	11,394	15,753	10,622	34	10
Redeemed	(933,909)	(544,003)	(337,324)	(450,169)	(1,300)	(477)

Total Class C Shares	(223,777)	1,977,913	(226,504)	(286,250)	16	1,010

Class R Shares
Issued	995,022	1,212,154	116,132	157,458	–	1,000
Reinvested	16,979	7,348	4,318	2,139	20	11
Redeemed	(377,699)	(303,149)	(64,460)	(117,233)	–	–

Total Class R Shares	634,302	916,353	55,990	42,364	20	1,011

Institutional Service Class Shares
Issued	1,254,488	23,420,313	37,398	170,253	–	1,000
Reinvested	276,592	378,676	4,857	1,711	25	13
Redeemed	(14,742,648)	(14,728,530)	(180,961)	(57,146)	–	–

Total Institutional Service Class Shares	(13,211,568)	9,070,459	(138,706)	114,818	25	1,013

Institutional Class Shares
Issued	133,602,254	305,846,508	10,030,261	14,422,315	2,289	538,397
Reinvested	8,653,424	9,205,616	750,075	313,749	13,634	6,203
Redeemed	(237,824,889)	(98,650,993)	(33,598,036)	(9,564,705)	(1,009)	–

Total Institutional Class Shares	(95,569,211)	216,401,131	(22,817,700)	5,171,359	14,914	544,600

Total change in shares:	(112,734,604)	237,400,048	(25,833,402)	4,017,039	47,003	553,447

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$5,281,197	$2,298,104	$349,251	$356,997	$2,533,665	$1,637,068
Net realized gain from investments and foreign currency transactions	8,730,584	2,741,615	858,315	1,640,793	14,168,207	18,734,065
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(8,081,696)	16,378,715	(2,272,304)	(1,801,741)	(445,478)	(1,112,684)

Changes in net assets resulting from operations	5,930,085	21,418,434	(1,064,738)	196,049	16,256,394	19,258,449

Distributions to Shareholders From:
Net investment income:
Class A	(2,727,018)	(979,784)	(299,894)	(207,053)	(665,473)	(188,712)
Class C	(134,543)	(39,361)	(31,715)	(16,640)	(5,511)	(709)
Class R	(70,700)	(27,593)	(48,556)	(30,899)	(9,345)	(1,939)
Institutional Service Class	(46)	(17)	(15,060)	(10,586)	(21,925)	(3,023)
Institutional Class	(2,598,384)	(957,701)	(38,277)	(43,600)	(2,592,021)	(489,237)
Net realized gains:
Class A	–	–	–	–	(834,938)	–
Class C	–	–	–	–	(25,149)	–
Class R	–	–	–	–	(20,437)	–
Institutional Service Class	–	–	–	–	(21,216)	–
Institutional Class	–	–	–	–	(2,375,818)	–

Change in net assets from shareholder distributions	(5,530,691)	(2,004,456)	(433,502)	(308,778)	(6,571,833)	(683,620)

Change in net assets from capital transactions	(1,868,165)	18,177,358	(8,030,086)	(15,081,451)	(49,512,605)	194,005,602

Change in net assets	(1,468,771)	37,591,336	(9,528,326)	(15,194,180)	(39,828,044)	212,580,431

Net Assets:
Beginning of year	159,232,894	121,641,558	32,705,243	47,899,423	298,593,053	86,012,622

End of year	$157,764,123	$159,232,894	$23,176,917	$32,705,243	$258,765,009	$298,593,053

Accumulated net investment income/(loss) at end of year	$247,291	$449,383	$83,782	$174,034	$441,427	$500,809

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,980,438	$13,426,910	$2,368,514	$3,286,264	$3,357,996	$45,209,436
Dividends reinvested	2,647,138	937,359	245,459	167,898	1,435,737	180,669
Cost of shares redeemed(a)	(24,832,238)	(18,715,827)	(7,980,001)	(10,928,895)	(23,054,155)	(33,274,708)

Total Class A	(11,204,662)	(4,351,558)	(5,366,028)	(7,474,733)	(18,260,422)	12,115,397

Class C Shares
Proceeds from shares issued	430,102	2,221,481	349,086	821,888	442,184	2,254,947
Dividends reinvested	92,372	25,253	16,603	8,630	25,805	574
Cost of shares redeemed(a)	(1,631,158)	(890,765)	(1,728,284)	(2,255,624)	(1,099,604)	(670,676)

Total Class C	(1,108,684)	1,355,969	(1,362,595)	(1,425,106)	(631,615)	1,584,845

Class R Shares
Proceeds from shares issued	618,551	1,216,077	1,420,329	1,731,608	320,172	2,078,921
Dividends reinvested	38,545	10,784	11,383	5,788	26,775	1,406
Cost of shares redeemed(a)	(990,063)	(1,500,674)	(2,029,119)	(3,050,366)	(1,283,140)	(950,795)

Total Class R	(332,967)	(273,813)	(597,407)	(1,312,970)	(936,193)	1,129,532

Institutional Service Class Shares
Proceeds from shares issued	1,000	–	2,006	6,863	1,014,177	1,765,934
Dividends reinvested	46	17	14,377	10,191	43,141	3,023
Cost of shares redeemed(a)	–	–	(112,955)	(353,904)	(722,941)	(52,009)

Total Institutional Service Class	1,046	17	(96,572)	(336,850)	334,377	1,716,948

Institutional Class Shares
Proceeds from shares issued	22,973,717	27,535,793	985,799	934,055	33,821,896	271,260,592
Dividends reinvested	2,589,244	953,311	18,107	32,466	4,738,277	464,209
Cost of shares redeemed(a)	(14,785,859)	(7,042,361)	(1,611,390)	(5,498,313)	(68,578,925)	(94,265,921)

Total Institutional Class	10,777,102	21,446,743	(607,484)	(4,531,792)	(30,018,752)	177,458,880

Change in net assets from capital transactions:	$(1,868,165)	$18,177,358	$(8,030,086)	$(15,081,451)	$(49,512,605)	$194,005,602

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	799,462	1,031,376	145,015	204,819	115,345	1,643,895
Reinvested	194,098	72,553	14,836	10,613	49,594	6,631
Redeemed	(1,759,715)	(1,446,336)	(485,758)	(681,553)	(792,926)	(1,195,543)

Total Class A Shares	(766,155)	(342,407)	(325,907)	(466,121)	(627,987)	454,983

Class C Shares
Issued	33,269	179,169	22,466	53,637	16,232	86,472
Reinvested	7,140	2,057	1,046	562	960	23
Redeemed	(124,404)	(72,640)	(111,196)	(147,860)	(39,874)	(25,895)

Total Class C Shares	(83,995)	108,586	(87,684)	(93,661)	(22,682)	60,600

Class R Shares
Issued	46,135	96,717	87,974	110,229	11,375	78,191
Reinvested	2,928	862	695	370	968	54
Redeemed	(73,283)	(119,639)	(125,770)	(194,886)	(45,228)	(34,964)

Total Class R Shares	(24,220)	(22,060)	(37,101)	(84,287)	(32,885)	43,281

Institutional Service Class Shares
Issued	70	–	118	422	34,587	62,743
Reinvested	3	1	860	639	1,485	109
Redeemed	–	–	(6,951)	(21,900)	(24,577)	(1,831)

Total Institutional Service Class Shares	73	1	(5,973)	(20,839)	11,495	61,021

Institutional Class Shares
Issued	1,610,157	2,112,042	59,510	57,079	1,166,694	9,822,526
Reinvested	189,192	73,567	1,096	2,004	163,303	16,867
Redeemed	(1,038,712)	(539,683)	(95,499)	(336,161)	(2,326,494)	(3,375,220)

Total Institutional Class Shares	760,637	1,645,926	(34,893)	(277,078)	(996,497)	6,464,173

Total change in shares:	(113,660)	1,390,046	(491,558)	(941,986)	(1,668,556)	7,084,058

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013(a)	Year Ended October 31, 2014	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$34,319,207	$20,404,557	$74,817	$46,422	$(123,224)	$262,690
Net realized gain from investments and foreign currency transactions	48,377,363	35,698,938	(7,907)	(8,655)	17,469,453	26,660,282
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(75,277,852)	79,645,916	(626,352)	(422,173)	(5,313,911)	17,899,156

Changes in net assets resulting from operations	7,418,718	135,749,411	(559,442)	(384,406)	12,032,318	44,822,128

Distributions to Shareholders From:
Net investment income:
Class A	(6,710,389)	(3,436,672)	(581)	(72)	–	–
Class C	(1,243,243)	(435,813)	(125)	(18)	–	–
Class R	(609,395)	(207,618)	(109)	(29)	–	–
Institutional Service Class	(7,776,586)	(3,378,869)	(157)	(41)	–	–
Institutional Class	(20,428,050)	(10,389,137)	(77,992)	(20,088)	–	–
Net realized gains:
Class A	–	–	(10)	–	–	–
Class C	–	–	(3)	–	–	–
Class R	–	–	(3)	–	–	–
Institutional Service Class	–	–	(3)	–	–	–
Institutional Class	–	–	(1,629)	–	–	–

Change in net assets from shareholder distributions	(36,767,663)	(17,848,109)	(80,612)	(20,248)	–	–

Change in net assets from capital transactions	(136,126,563)	15,246,609	145,383	5,048,954	(15,114,065)	(47,793,681)

Change in net assets	(165,475,508)	133,147,911	(494,671)	4,644,300	(3,081,747)	(2,971,553)

Net Assets:
Beginning of year	1,047,637,460	914,489,549	4,644,300	–	137,400,274	140,371,827

End of year	$882,161,952	$1,047,637,460	$4,149,629	$4,644,300	$134,318,527	$137,400,274

Accumulated net investment income/(loss) at end of year	$2,005,521	$4,321,872	$11,882	$15,916	$(514,327)	$(237,454)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013(a)	Year Ended October 31, 2014	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,976,545	$87,658,591	$42,990	$28,706	$10,798,893	$9,518,949
Dividends reinvested	5,164,414	2,703,363	591	72	–	–
Cost of shares redeemed(b)	(111,945,534)	(94,124,783)	(8,180)	–	(26,947,757)	(21,775,537)

Total Class A	(67,804,575)	(3,762,829)	35,401	28,778	(16,148,864)	(12,256,588)

Class C Shares
Proceeds from shares issued	5,412,036	11,604,198	19,461	10,000	1,999,798	1,501,616
Dividends reinvested	733,005	266,825	128	18	–	–
Cost of shares redeemed(b)	(11,975,653)	(9,462,977)	–	–	(5,980,628)	(8,086,938)

Total Class C	(5,830,612)	2,408,046	19,589	10,018	(3,980,830)	(6,585,322)

Class R Shares
Proceeds from shares issued	5,443,910	9,775,788	–	10,000	1,661,980	2,479,803
Dividends reinvested	417,212	138,887	113	29	–	–
Cost of shares redeemed(b)	(5,672,725)	(5,953,092)	–	–	(2,138,130)	(3,718,997)

Total Class R	188,397	3,961,583	113	10,029	(476,150)	(1,239,194)

Institutional Service Class Shares
Proceeds from shares issued	34,589,305	35,867,973	–	10,000	53,514	1,494,835
Dividends reinvested	7,562,977	3,280,108	160	41	–	–
Cost of shares redeemed(b)	(57,607,741)	(49,735,702)	–	–	(275,763)	(13,650,601)

Total Institutional Service Class	(15,455,459)	(10,587,621)	160	10,041	(222,249)	(12,155,766)

Institutional Class Shares
Proceeds from shares issued	107,856,376	186,138,494	10,500	4,970,000	11,907,314	8,755,994
Dividends reinvested	19,711,575	10,079,137	79,620	20,088	–	–
Cost of shares redeemed(b)	(174,792,265)	(172,990,201)	–	–	(6,193,286)	(24,312,805)

Total Institutional Class	(47,224,314)	23,227,430	90,120	4,990,088	5,714,028	(15,556,811)

Change in net assets from capital transactions:	$(136,126,563)	$15,246,609	$145,383	$5,048,954	$(15,114,065)	$(47,793,681)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013(a)	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	2,570,144	6,051,528	5,133	2,997	476,686	510,191
Reinvested	342,395	188,690	69	8	–	–
Redeemed	(7,438,724)	(6,527,229)	(962)	–	(1,178,468)	(1,190,626)

Total Class A Shares	(4,526,185)	(287,011)	4,240	3,005	(701,782)	(680,435)

Class C Shares
Issued	376,112	843,066	2,160	1,000	98,547	86,665
Reinvested	51,508	19,718	15	2	–	–
Redeemed	(835,449)	(687,095)	–	–	(292,984)	(499,461)

Total Class C Shares	(407,829)	175,689	2,175	1,002	(194,437)	(412,796)

Class R Shares
Issued	372,297	708,466	–	1,000	79,104	134,168
Reinvested	28,872	10,116	14	3	–	–
Redeemed	(386,207)	(427,291)	–	–	(101,176)	(208,171)

Total Class R Shares	14,962	291,291	14	1,003	(22,072)	(74,003)

Institutional Service Class Shares
Issued	2,239,070	2,485,356	–	1,000	2,256	82,657
Reinvested	491,085	224,291	19	5	–	–
Redeemed	(3,695,874)	(3,371,504)	–	–	(11,548)	(731,370)

Total Institutional Service Class Shares	(965,719)	(661,857)	19	1,005	(9,292)	(648,713)

Institutional Class Shares
Issued	6,869,145	12,600,525	1,270	497,162	496,336	455,543
Reinvested	1,276,474	686,863	9,326	2,257	–	–
Redeemed	(11,125,343)	(11,893,143)	–	–	(260,287)	(1,195,844)

Total Institutional Class Shares	(2,979,724)	1,394,245	10,596	499,419	236,049	(740,301)

Total change in shares:	(8,864,495)	912,357	17,044	505,434	(691,534)	(2,556,248)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts	listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,113,884	$3,851,152
Net realized gain from investments and foreign currency transactions	39,948,927	28,626,579
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,813,816)	52,759,925

Changes in net assets resulting from operations	40,248,995	85,237,656

Distributions to Shareholders From:
Net investment income:
Class A	(2,839,511)	(2,037,012)
Class C	(34,084)	(28,839)
Class R	(3,349)	(2,696)
Institutional Service Class	(1,471,826)	(1,223,164)
Institutional Class	(49,723)	(38,320)
Net realized gains:
Class A	(2,078,777)	–
Class C	(75,588)	–
Class R	(3,210)	–
Institutional Service Class	(906,726)	–
Institutional Class	(27,677)	–

Change in net assets from shareholder distributions	(7,490,471)	(3,330,031)

Change in net assets from capital transactions	(40,237,320)	29,707,383

Change in net assets	(7,478,796)	111,615,008

Net Assets:
Beginning of year	424,879,708	313,264,700

End of year	$417,400,912	$424,879,708

Accumulated net investment income at end of year	$508,816	$786,249

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,165,687	$6,599,247
Proceeds of shares issued in connection with fund merger	–	67,631,922
Dividends reinvested	4,461,391	1,815,113
Cost of shares redeemed(a)	(36,066,289)	(33,331,464)

Total Class A	(27,439,211)	42,714,818

Class C Shares
Proceeds from shares issued	277,456	1,036,346
Proceeds of shares issued in connection with fund merger	–	1,714,810
Dividends reinvested	57,871	12,498
Cost of shares redeemed(a)	(2,180,589)	(2,968,493)

Total Class C	(1,845,262)	(204,839)

Class R Shares
Proceeds from shares issued	66,151	187,787
Dividends reinvested	137	27
Cost of shares redeemed(a)	(153,347)	(282,583)

Total Class R	(87,059)	(94,769)

Institutional Service Class Shares
Proceeds from shares issued	1,362,395	1,900,910
Dividends reinvested	2,302,572	1,175,630
Cost of shares redeemed(a)	(13,827,724)	(16,276,496)

Total Institutional Service Class	(10,162,757)	(13,199,956)

Institutional Class Shares
Proceeds from shares issued	2,105,844	1,987,265
Dividends reinvested	64,788	31,544
Cost of shares redeemed(a)	(2,873,663)	(1,526,680)

Total Institutional Class	(703,031)	492,129

Change in net assets from capital transactions:	$(40,237,320)	$29,707,383

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	323,263	589,004
Issued in connection with fund merger	–	6,235,828
Reinvested	349,012	162,071
Redeemed	(2,784,392)	(2,989,788)

Total Class A Shares	(2,112,117)	3,997,115

Class C Shares
Issued	23,374	100,273
Issued in connection with fund merger	–	171,858
Reinvested	4,971	1,240
Redeemed	(184,607)	(288,282)

Total Class C Shares	(156,262)	(14,911)

Class R Shares
Issued	5,355	17,442
Reinvested	11	2
Redeemed	(12,026)	(26,925)

Total Class R Shares	(6,660)	(9,481)

Institutional Service Class Shares
Issued	101,494	162,325
Reinvested	172,508	101,665
Redeemed	(1,023,767)	(1,429,336)

Total Institutional Service Class Shares	(749,765)	(1,165,346)

Institutional Class Shares
Issued	152,613	176,313
Reinvested	4,842	2,705
Redeemed	(210,519)	(129,201)

Total Institutional Class Shares	(53,064)	49,817

Total change in shares:	(3,077,868)	2,857,194

Amounts	listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$12.01	$0.14	$0.15	$0.29	$(0.15)	$(0.07)	$(0.22)	$–	$12.08
Year Ended October 31, 2013	11.73	0.17	0.54	0.71	(0.27)	(0.16)	(0.43)	–	12.01
Period Ended October 31, 2012(g)	11.26	0.01	0.46	0.47	–	–	–	–	11.73
Class C Shares
Year Ended October 31, 2014	12.00	0.05	0.15	0.20	(0.08)	(0.07)	(0.15)	–	12.05
Year Ended October 31, 2013	11.66	0.13	0.50	0.63	(0.13)	(0.16)	(0.29)	–	12.00
Period Ended October 31, 2012(g)	11.26	0.12	0.28	0.40	–	–	–	–	11.66
Class R Shares
Year Ended October 31, 2014	12.02	0.05	0.20	0.25	(0.13)	(0.07)	(0.20)	–	12.07
Year Ended October 31, 2013	11.70	0.18	0.51	0.69	(0.21)	(0.16)	(0.37)	–	12.02
Period Ended October 31, 2012(g)	11.26	0.15	0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Year Ended October 31, 2014	12.03	0.17	0.14	0.31	(0.17)	(0.07)	(0.24)	–	12.10
Year Ended October 31, 2013	11.73	0.16	0.58	0.74	(0.28)	(0.16)	(0.44)	–	12.03
Year Ended October 31, 2012	11.34	0.22	0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.21	1.60	1.81	–	–	–	–	11.81
Institutional Class Shares
Year Ended October 31, 2014	12.04	0.16	0.16	0.32	(0.18)	(0.07)	(0.25)	–	12.11
Year Ended October 31, 2013	11.74	0.19	0.56	0.75	(0.29)	(0.16)	(0.45)	–	12.04
Year Ended October 31, 2012	11.34	0.22	0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.23	1.59	1.82	–	–	–	–	11.82

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

2.43%	$1,173	1.50%	1.21%	1.52%	36.48%
6.12%	1,328	1.50%	1.43%	1.51%	3.33%
4.17%	327	1.45%	0.19%	1.46%	21.73%

1.67%	288	2.25%	0.46%	2.27%	36.48%
5.47%	146	2.25%	1.09%	2.26%	3.33%
3.55%	10	2.18%	1.56%	2.19%	21.73%

2.06%	11	1.76%	0.40%	1.78%	36.48%
5.97%	36	1.75%	1.50%	1.76%	3.33%
3.91%	10	1.69%	2.05%	1.70%	21.73%

2.59%	3,950	1.30%	1.45%	1.32%	36.48%
6.44%	3,841	1.28%	1.35%	1.29%	3.33%
11.83%	3,717	1.24%	2.00%	1.25%	21.73%
(3.20%)	2,584	1.23%	1.95%	1.23%	25.31%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

2.64%	1,069,989	1.25%	1.32%	1.27%	36.48%
6.48%	1,004,859	1.25%	1.59%	1.26%	3.33%
11.92%	617,471	1.22%	2.01%	1.23%	21.73%
(3.28%)	434,567	1.23%	2.04%	1.23%	25.31%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$11.88	$0.11	$(0.04)	$0.07	$(0.17)	$(1.65)	$(1.82)	$–	$10.13
Year Ended October 31, 2013	11.01	0.24	1.00	1.24	(0.28)	(0.09)	(0.37)	–	11.88
Year Ended October 31, 2012	8.95	0.15	1.93	2.08	–	(0.02)	(0.02)	–	11.01
Period Ended October 31, 2011(g)	10.00	0.01	(1.06)	(1.05)	–	–	–	–	8.95
Class C Shares
Year Ended October 31, 2014	11.76	0.05	(0.05)	–	(0.10)	(1.65)	(1.75)	–	10.01
Year Ended October 31, 2013	10.90	0.11	1.03	1.14	(0.19)	(0.09)	(0.28)	–	11.76
Year Ended October 31, 2012	8.93	0.06	1.93	1.99	–	(0.02)	(0.02)	–	10.90
Period Ended October 31, 2011(g)	10.00	0.01	(1.08)	(1.07)	–	–	–	–	8.93
Class R Shares
Year Ended October 31, 2014	11.84	0.08	(0.05)	0.03	(0.08)	(1.65)	(1.73)	–	10.14
Year Ended October 31, 2013	10.98	0.05	1.09	1.14	(0.19)	(0.09)	(0.28)	–	11.84
Year Ended October 31, 2012	8.94	0.05	2.01	2.06	–	(0.02)	(0.02)	–	10.98
Period Ended October 31, 2011(g)	10.00	0.02	(1.08)	(1.06)	–	–	–	–	8.94
Institutional Service Class Shares
Year Ended October 31, 2014	12.04	0.14	(0.04)	0.10	(0.19)	(1.65)	(1.84)	–	10.30
Year Ended October 31, 2013	11.05	0.24	1.16	1.40	(0.32)	(0.09)	(0.41)	–	12.04
Year Ended October 31, 2012	8.96	0.16	1.96	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96
Institutional Class Shares
Year Ended October 31, 2014	11.91	0.13	(0.03)	0.10	(0.19)	(1.65)	(1.84)	–	10.17
Year Ended October 31, 2013	11.05	0.23	1.04	1.27	(0.32)	(0.09)	(0.41)	–	11.91
Year Ended October 31, 2012	8.96	0.18	1.94	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

1.78%		$1,341	1.79%	1.12%	2.69%	51.86%
11.43%		1,389	1.77%	2.08%	2.41%	58.61%
23.41%		173	1.95%	1.49%	2.83%	9.52%
(10.50%)		123	1.95%	0.43%	19.61%	1.68%

1.16%		61	2.50%	0.50%	3.39%	51.86%
10.58%		61	2.54%	0.96%	3.16%	58.61%
22.38	%(h)	11	2.70%	0.65%	3.58%	9.52%
(10.70%)		9	2.70%	0.19%	20.48%	1.68%

1.41%		13	2.07%	0.81%	2.96%	51.86%
10.48%		36	2.28%	0.45%	2.86%	58.61%
23.16%		67	2.39%	0.48%	3.26%	9.52%
(10.60%)		9	2.20%	0.69%	19.98%	1.68%

2.09%		55	1.50%	1.38%	2.39%	51.86%
12.85%		33	1.54%	2.00%	2.16%	58.61%
23.77	%(h)	13	1.70%	1.65%	2.58%	9.52%
(10.40%)		9	1.70%	1.19%	19.48%	1.68%

2.12%		29,502	1.50%	1.23%	2.39%	51.86%
11.63%		25,960	1.56%	1.92%	2.16%	58.61%
23.77%		29,292	1.70%	1.78%	2.58%	9.52%
(10.40%)		1,434	1.70%	1.19%	19.48%	1.68%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$20.54	$0.16	$(0.33)	$(0.17)	$(0.18)	$(0.18)	$–	$20.19
Year Ended October 31, 2013	19.64	0.15	0.82	0.97	(0.08)	(0.08)	0.01	20.54
Year Ended October 31, 2012	18.81	0.35	0.88	1.23	(0.41)	(0.41)	0.01	19.64
Year Ended October 31, 2011	20.66	0.21	(1.91)	(1.70)	(0.16)	(0.16)	0.01	18.81
Year Ended October 31, 2010	16.40	0.14	4.21	4.35	(0.09)	(0.09)	–	20.66
Class C Shares
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	–	19.50
Year Ended October 31, 2013	19.09	(0.01)	0.81	0.80	(0.02)	(0.02)	–	19.87
Year Ended October 31, 2012	18.30	0.19	0.87	1.06	(0.28)	(0.28)	0.01	19.09
Year Ended October 31, 2011	20.09	0.02	(1.80)	(1.78)	(0.02)	(0.02)	0.01	18.30
Year Ended October 31, 2010	15.97	0.01	4.11	4.12	–	–	–	20.09
Class R Shares
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	–	19.92
Year Ended October 31, 2013	19.43	0.10	0.79	0.89	(0.03)	(0.03)	–	20.29
Year Ended October 31, 2012	18.62	0.26	0.89	1.15	(0.35)	(0.35)	0.01	19.43
Year Ended October 31, 2011	20.46	0.14	(1.88)	(1.74)	(0.11)	(0.11)	0.01	18.62
Year Ended October 31, 2010	16.26	0.17	4.10	4.27	(0.07)	(0.07)	–	20.46
Institutional Service Class Shares
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	–	20.28
Year Ended October 31, 2013	19.72	0.18	0.84	1.02	(0.13)	(0.13)	0.01	20.62
Year Ended October 31, 2012	18.88	0.38	0.91	1.29	(0.46)	(0.46)	0.01	19.72
Year Ended October 31, 2011	20.73	0.22	(1.87)	(1.65)	(0.21)	(0.21)	0.01	18.88
Year Ended October 31, 2010	16.44	0.18	4.25	4.43	(0.14)	(0.14)	–	20.73
Institutional Class Shares
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	–	20.28
Year Ended October 31, 2013	19.74	0.19	0.83	1.02	(0.13)	(0.13)	0.01	20.64
Year Ended October 31, 2012	18.90	0.39	0.90	1.29	(0.46)	(0.46)	0.01	19.74
Year Ended October 31, 2011	20.74	0.25	(1.89)	(1.64)	(0.21)	(0.21)	0.01	18.90
Year Ended October 31, 2010	16.49	0.18	4.21	4.39	(0.14)	(0.14)	–	20.74

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

(0.82%)	$19,425	1.89%	0.79%	2.30%	30.61%
4.98%	21,682	1.89%	0.71%	2.18%	14.51%
6.68%	21,882	1.90%	1.81%	2.13%	21.42%
(8.20%)	25,086	1.89%	1.02%	2.12%	20.44%
26.58%	27,216	1.88%	0.77%	2.18%	27.91%

(1.57%)	6,064	2.62%	0.04%	3.03%	30.61%
4.18%	7,704	2.62%	(0.06%)	2.91%	14.51%
5.90%	9,164	2.62%	1.02%	2.85%	21.42%
(8.78%)	9,161	2.62%	0.11%	2.84%	20.44%
25.74%	14,438	2.62%	0.03%	2.90%	27.91%

(1.25%)	1,495	2.27%	0.50%	2.68%	30.61%
4.61%	1,599	2.25%	0.47%	2.54%	14.51%
6.32%	1,225	2.24%	1.36%	2.47%	21.42%
(8.44%)	930	2.20%	0.71%	2.43%	20.44%
26.30%	578	2.12%	0.95%	2.43%	27.91%

(0.56%)	1,778	1.64%	1.05%	2.05%	30.61%
5.22%	2,383	1.62%	0.88%	1.91%	14.51%
6.99%	4,529	1.62%	1.99%	1.85%	21.42%
(7.92%)	3,498	1.62%	1.08%	1.84%	20.44%
27.00%	5,138	1.62%	1.03%	1.91%	27.91%

(0.65%)	1,604	1.62%	1.23%	2.03%	30.61%
5.22%	1,250	1.62%	0.90%	1.91%	14.51%
6.99%	1,683	1.62%	2.01%	1.85%	21.42%
(7.91%)	1,247	1.62%	1.20%	1.84%	20.44%
26.73%	1,448	1.62%	0.98%	1.87%	27.91%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$15.30	$0.16	$(0.37)	$(0.21)	$(0.21)	$–	$(0.21)	$–	$14.88
Year Ended October 31, 2013	15.00	0.17	0.36	0.53	(0.23)	–	(0.23)	–	15.30
Period Ended October 31, 2012(g)	13.07	0.09	1.84	1.93	–	–	–	–	15.00
Class C Shares
Year Ended October 31, 2014	15.23	0.05	(0.36)	(0.31)	(0.13)	–	(0.13)	–	14.79
Year Ended October 31, 2013	14.95	0.09	0.34	0.43	(0.15)	–	(0.15)	–	15.23
Period Ended October 31, 2012(g)	13.07	0.05	1.83	1.88	–	–	–	–	14.95
Class R Shares
Year Ended October 31, 2014	15.27	0.11	(0.38)	(0.27)	(0.17)	–	(0.17)	–	14.83
Year Ended October 31, 2013	14.98	0.14	0.35	0.49	(0.20)	–	(0.20)	–	15.27
Period Ended October 31, 2012(g)	13.07	0.08	1.83	1.91	–	–	–	–	14.98
Institutional Service Class Shares
Year Ended October 31, 2014	15.30	0.13	(0.33)	(0.20)	(0.21)	–	(0.21)	–	14.89
Year Ended October 31, 2013	14.99	0.19	0.35	0.54	(0.23)	–	(0.23)	–	15.30
Year Ended October 31, 2012	13.68	0.18	1.40	1.58	(0.15)	(0.12)	(0.27)	–	14.99
Year Ended October 31, 2011	14.29	0.22	(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Period Ended October 31, 2010(h)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	–	14.29
Institutional Class Shares
Year Ended October 31, 2014	15.31	0.20	(0.35)	(0.15)	(0.26)	–	(0.26)	–	14.90
Year Ended October 31, 2013	15.02	0.22	0.36	0.58	(0.29)	–	(0.29)	–	15.31
Year Ended October 31, 2012	13.70	0.22	1.40	1.62	(0.18)	(0.12)	(0.30)	–	15.02
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	–	14.28

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(1.37%)	$341,483	1.41%	1.05%	1.43%	5.00%
3.50%	417,896	1.43%	1.13%	1.43%	2.79%
14.77%	274,047	1.40%	1.46%	1.40%	1.14%

(2.04%)	45,077	2.10%	0.36%	2.12%	5.00%
2.85%	49,826	2.10%	0.60%	2.10%	2.79%
14.38%	19,328	2.09%	0.77%	2.09%	1.14%

(1.76%)	31,720	1.79%	0.76%	1.81%	5.00%
3.26%	22,968	1.74%	0.90%	1.74%	2.79%
14.61%	8,811	1.64%	1.19%	1.64%	1.14%

(1.29%)	234,846	1.34%	0.90%	1.36%	5.00%
3.61%	443,469	1.35%	1.22%	1.35%	2.79%
11.94%	298,472	1.29%	1.31%	1.29%	1.14%
(3.41%)	248,725	1.21%	1.55%	1.29%	1.51%
25.04%	145,837	0.95%	0.65%	1.04%	1.03%

(1.01%)	9,389,216	1.10%	1.35%	1.12%	5.00%
3.86%	11,114,896	1.10%	1.43%	1.10%	2.79%
12.25%	7,651,960	1.05%	1.59%	1.05%	1.14%
(3.14%)	4,562,269	0.95%	1.87%	1.03%	1.51%
33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$12.12	$(0.13)	$0.48	$0.35	$(0.21)	$(0.21)	$–	$12.26
Year Ended October 31, 2013	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	–	12.12
Year Ended October 31, 2012	11.17	(0.19)	0.42	0.23	(0.11)	(0.11)	–	11.29
Year Ended October 31, 2011	11.35	(0.20)	0.02	(0.18)	–	–	–	11.17
Year Ended October 31, 2010	10.66	(0.18)	0.87	0.69	–	–	–	11.35
Class C Shares
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	–	8.43
Year Ended October 31, 2013	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	–	8.45
Year Ended October 31, 2012	7.97	(0.19)	0.29	0.10	(0.11)	(0.11)	–	7.96
Year Ended October 31, 2011	8.16	(0.20)	0.01	(0.19)	–	–	–	7.97
Year Ended October 31, 2010	7.71	(0.19)	0.64	0.45	–	–	–	8.16
Class R Shares
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	–	11.77
Year Ended October 31, 2013	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	–	11.69
Year Ended October 31, 2012	10.88	(0.23)	0.40	0.17	(0.11)	(0.11)	–	10.94
Year Ended October 31, 2011	11.08	(0.23)	0.03	(0.20)	–	–	–	10.88
Year Ended October 31, 2010	10.43	(0.22)	0.87	0.65	–	–	–	11.08
Institutional Service Class Shares
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	–	12.44
Year Ended October 31, 2013	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	–	12.28
Year Ended October 31, 2012	11.30	(0.18)	0.42	0.24	(0.11)	(0.11)	–	11.43
Year Ended October 31, 2011	11.47	(0.21)	0.04	(0.17)	–	–	–	11.30
Period Ended October 31, 2010(i)	10.79	(0.10)	0.78	0.68	–	–	–	11.47
Institutional Class Shares
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	–	12.56
Year Ended October 31, 2013	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	–	12.37
Year Ended October 31, 2012	11.33	(0.16)	0.42	0.26	(0.11)	(0.11)	–	11.48
Year Ended October 31, 2011	11.48	(0.17)	0.02	(0.15)	–	–	–	11.33
Year Ended October 31, 2010	10.75	(0.15)	0.88	0.73	–	–	–	11.48

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Dividend Expense (d)(f)		PortfolioTurnover (g)

2.90%	$30,368	2.64%	(1.09%)	2.79%	1.08	%(h)	31.13%
8.54%	62,819	2.62%	(1.15%)	2.72%	1.04	%(h)	41.95%
2.10%	70,070	2.79%	(1.70%)	2.79%	1.10	%(h)	47.63%
(1.58%)	93,352	2.32%	(1.75%)	2.40%	0.63%		62.65%
6.57%	105,897	2.15%	(1.61%)	2.15%	0.43%		152.09%

2.26%	10,162	3.36%	(1.81%)	3.51%	1.11	%(h)	31.13%
7.83%	12,104	3.32%	(1.85%)	3.42%	1.05	%(h)	41.95%
1.31%	13,681	3.46%	(2.36%)	3.46%	1.10	%(h)	47.63%
(2.33%)	17,345	3.04%	(2.47%)	3.13%	0.62%		62.65%
5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%		152.09%

2.49%	3,437	3.12%	(1.56%)	3.27%	1.12	%(h)	31.13%
8.07%	2,759	3.01%	(1.55%)	3.12%	1.01	%(h)	41.95%
1.60%	2,118	3.22%	(2.12%)	3.22%	1.11	%(h)	47.63%
(1.81%)	2,245	2.61%	(2.07%)	2.68%	0.67%		62.65%
6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%		152.09%

3.03%	1,871	2.59%	(1.02%)	2.75%	1.09	%(h)	31.13%
8.61%	3,551	2.47%	(1.00%)	2.59%	0.99	%(h)	41.95%
2.17%	1,992	2.72%	(1.60%)	2.72%	1.11	%(h)	47.63%
(1.48%)	8,380	2.37%	(1.90%)	2.40%	0.77%		62.65%
6.30%	965	2.04%	(1.53%)	2.04%	0.43%		152.09%

3.26%	303,638	2.33%	(0.78%)	2.49%	1.08	%(h)	31.13%
8.92%	581,327	2.29%	(0.82%)	2.40%	1.03	%(h)	41.95%
2.34%	480,181	2.48%	(1.37%)	2.48%	1.11	%(h)	47.63%
(1.31%)	382,920	2.06%	(1.50%)	2.14%	0.64%		62.65%
6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%		152.09%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Indicates the dividend expense charged for the period to average net assets.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Dividend expense ratio includes broker related expenses for securities sold short.
(i)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$10.87	$0.19	$(0.58)	$(0.39)	$(0.24)	$(0.02)	$(0.26)	$–	$10.22
Period Ended October 31, 2013(g)	10.00	0.08	0.91	0.99	(0.12)	–	(0.12)	–	10.87
Class C Shares
Year Ended October 31, 2014	10.85	0.09	(0.57)	(0.48)	(0.16)	(0.02)	(0.18)	–	10.19
Period Ended October 31, 2013(g)	10.00	0.08	0.87	0.95	(0.10)	–	(0.10)	–	10.85
Class R Shares
Year Ended October 31, 2014	10.87	0.16	(0.58)	(0.42)	(0.20)	(0.02)	(0.22)	–	10.23
Period Ended October 31, 2013(g)	10.00	0.12	0.86	0.98	(0.11)	–	(0.11)	–	10.87
Institutional Service Class Shares
Year Ended October 31, 2014	10.88	0.22	(0.58)	(0.36)	(0.26)	(0.02)	(0.28)	–	10.24
Period Ended October 31, 2013(g)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88
Institutional Class Shares
Year Ended October 31, 2014	10.88	0.21	(0.57)	(0.36)	(0.26)	(0.02)	(0.28)	–	10.24
Period Ended October 31, 2013(g)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(3.80%)		$387	1.35%	1.74%	3.43%	7.75%
10.00%		63	1.35%	1.28%	4.69%	3.35	%(c)

(4.56	%)(h)	10	2.10%	0.84%	4.18%	7.75%
9.61	%(h)	11	2.10%	1.29%	5.43%	3.35	%(c)

(4.06	%)(h)	11	1.60%	1.44%	3.68%	7.75%
9.94	%(h)	11	1.60%	1.92%	4.94%	3.35	%(c)

(3.54%)		11	1.10%	1.94%	3.18%	7.75%
10.16%		11	1.10%	2.42%	4.44%	3.35	%(c)

(3.53%)		5,730	1.10%	1.94%	3.18%	7.75%
10.16%		5,926	1.10%	2.38%	4.44%	3.35	%(c)

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gainson Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$13.83	$0.45	$0.01		$0.46	$(0.46)	$(0.46)	$–	$13.83
Year Ended October 31, 2013	12.01	0.18	1.80		1.98	(0.16)	(0.16)	–	13.83
Year Ended October 31, 2012	11.14	0.20	0.88		1.08	(0.21)	(0.21)	–	12.01
Year Ended October 31, 2011	11.00	0.22	0.13		0.35	(0.21)	(0.21)	–	11.14
Year Ended October 31, 2010	9.82	0.16	1.19		1.35	(0.17)	(0.17)	–	11.00
Class C Shares
Year Ended October 31, 2014	13.15	0.33	0.03		0.36	(0.38)	(0.38)	–	13.13
Year Ended October 31, 2013	11.44	0.12	1.68		1.80	(0.09)	(0.09)	–	13.15
Year Ended October 31, 2012	10.63	0.14	0.82		0.96	(0.15)	(0.15)	–	11.44
Year Ended October 31, 2011	10.50	0.13	0.13		0.26	(0.13)	(0.13)	–	10.63
Year Ended October 31, 2010	9.39	0.08	1.14		1.22	(0.11)	(0.11)	–	10.50
Class R Shares
Year Ended October 31, 2014	13.36	0.40	–	(g)	0.40	(0.42)	(0.42)	–	13.34
Year Ended October 31, 2013	11.61	0.16	1.73		1.89	(0.14)	(0.14)	–	13.36
Year Ended October 31, 2012	10.78	0.19	0.83		1.02	(0.19)	(0.19)	–	11.61
Year Ended October 31, 2011	10.65	0.18	0.13		0.31	(0.18)	(0.18)	–	10.78
Year Ended October 31, 2010	9.51	0.14	1.16		1.30	(0.16)	(0.16)	–	10.65
Institutional Service Class Shares
Year Ended October 31, 2014	13.88	0.44	0.05		0.49	(0.51)	(0.51)	–	13.86
Year Ended October 31, 2013	12.01	0.23	1.85		2.08	(0.21)	(0.21)	–	13.88
Period Ended October 31, 2012(i)(j)	10.56	0.23	1.41		1.64	(0.19)	(0.19)	–	12.01
Institutional Class Shares
Year Ended October 31, 2014	13.84	0.47	0.04		0.51	(0.51)	(0.51)	–	13.84
Year Ended October 31, 2013	12.02	0.25	1.78		2.03	(0.21)	(0.21)	–	13.84
Year Ended October 31, 2012	11.15	0.23	0.89		1.12	(0.25)	(0.25)	–	12.02
Year Ended October 31, 2011	11.01	0.26	0.12		0.38	(0.24)	(0.24)	–	11.15
Year Ended October 31, 2010	9.82	0.13	1.26		1.39	(0.20)	(0.20)	–	11.01

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

3.37%		$73,230	1.56%	3.22%	1.56%	24.09%
16.59%		83,800	1.57%	1.42%	1.57%	12.87%
9.86%		76,894	1.49%	1.73%	1.68%	24.83%
3.12%		25,480	1.61%	1.89%	1.83%	25.44%
13.97%		27,691	1.61%	1.56%	1.96%	23.44%

2.78%		4,165	2.19%	2.50%	2.19%	24.09%
15.83%		5,278	2.19%	0.96%	2.19%	12.87%
9.11%		3,348	2.20%	1.28%	2.39%	24.83%
2.43%		2,437	2.32%	1.18%	2.54%	25.44%
13.17%		3,017	2.32%	0.85%	2.67%	23.44%

3.06%		1,986	1.85%	2.96%	1.85%	24.09%
16.35%		2,312	1.76%	1.26%	1.76%	12.87%
9.61%		2,265	1.71%	1.70%	1.90%	24.83%
2.85%		595	1.82%	1.59%	2.04%	25.44%
13.82%		838	1.82%	1.46%	2.18%	23.44%

3.62	%(h)	2	1.19%	3.12%	1.19%	24.09%
17.44	%(h)	1	1.19%	1.80%	1.20%	12.87%
15.65	%(h)	1	1.19%	2.28%	1.39%	24.83%

3.77	%(h)	78,381	1.19%	3.36%	1.19%	24.09%
17.01	%(h)	67,843	1.19%	1.89%	1.19%	12.87%
10.16%		39,134	1.20%	1.95%	1.39%	24.83%
3.40%		10,491	1.32%	2.29%	1.54%	25.44%
14.35%		3,925	1.32%	1.30%	1.69%	23.44%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(j)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class. See Note 6 for Financial Highlight information prior to year ended October 31, 2009.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$16.37	$0.22	$(0.98)	$(0.76)	$(0.26)	$(0.26)	$–	$15.35
Year Ended October 31, 2013	16.30	0.16	0.04	0.20	(0.13)	(0.13)	–	16.37
Year Ended October 31, 2012	16.23	0.17	0.07	0.24	(0.17)	(0.17)	–	16.30
Year Ended October 31, 2011	16.60	0.17	(0.41)	(0.24)	(0.13)	(0.13)	–	16.23
Year Ended October 31, 2010	15.02	(0.01)	1.59	1.58	–	–	–	16.60
Class C Shares
Year Ended October 31, 2014	15.56	0.10	(0.93)	(0.83)	(0.14)	(0.14)	–	14.59
Year Ended October 31, 2013	15.52	0.05	0.04	0.09	(0.05)	(0.05)	–	15.56
Year Ended October 31, 2012	15.50	0.05	0.08	0.13	(0.11)	(0.11)	–	15.52
Year Ended October 31, 2011	15.86	0.04	(0.38)	(0.34)	(0.02)	(0.02)	–	15.50
Year Ended October 31, 2010	14.44	(0.10)	1.52	1.42	–	–	–	15.86
Class R Shares
Year Ended October 31, 2014	16.11	0.18	(0.96)	(0.78)	(0.22)	(0.22)	–	15.11
Year Ended October 31, 2013	16.05	0.13	0.04	0.17	(0.11)	(0.11)	–	16.11
Year Ended October 31, 2012	15.99	0.14	0.07	0.21	(0.15)	(0.15)	–	16.05
Year Ended October 31, 2011	16.36	0.13	(0.40)	(0.27)	(0.10)	(0.10)	–	15.99
Year Ended October 31, 2010	14.82	(0.03)	1.57	1.54	–	–	–	16.36
Institutional Service Class Shares
Year Ended October 31, 2014	16.60	0.28	(1.01)	(0.73)	(0.32)	(0.32)	–	15.55
Year Ended October 31, 2013	16.51	0.21	0.06	0.27	(0.18)	(0.18)	–	16.60
Year Ended October 31, 2012	16.43	0.22	0.08	0.30	(0.22)	(0.22)	–	16.51
Year Ended October 31, 2011	16.81	0.19	(0.38)	(0.19)	(0.19)	(0.19)	–	16.43
Year Ended October 31, 2010	15.15	0.05	1.61	1.66	–	–	–	16.81
Institutional Class Shares
Year Ended October 31, 2014	16.61	0.26	(0.99)	(0.73)	(0.32)	(0.32)	–	15.56
Year Ended October 31, 2013	16.54	0.18	0.07	0.25	(0.18)	(0.18)	–	16.61
Year Ended October 31, 2012	16.47	0.21	0.08	0.29	(0.22)	(0.22)	–	16.54
Year Ended October 31, 2011	16.85	0.23	(0.42)	(0.19)	(0.19)	(0.19)	–	16.47
Year Ended October 31, 2010	15.19	0.05	1.61	1.66	–	–	–	16.85

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	PortfolioTurnover (d)

(4.75%)	$15,053	1.48%	1.30%	1.84%	2.02%
1.28%	21,396	1.49%	1.00%	1.64%	12.50%
1.54%	28,898	1.48%	1.06%	1.51%	7.98%
(1.45%)	34,936	1.45%	0.96%	1.49%	6.30%
10.52%	52,490	1.42%	(0.05%)	1.42%	105.24%

(5.39%)	2,793	2.16%	0.62%	2.52%	2.02%
0.58%	4,345	2.16%	0.32%	2.31%	12.50%
0.86%	5,786	2.16%	0.35%	2.19%	7.98%
(2.17%)	8,353	2.13%	0.24%	2.16%	6.30%
9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%

(4.94%)	3,134	1.70%	1.09%	2.06%	2.02%
1.06%	3,942	1.70%	0.80%	1.85%	12.50%
1.34%	5,279	1.69%	0.90%	1.72%	7.98%
(1.69%)	5,677	1.67%	0.73%	1.71%	6.30%
10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%

(4.52%)	672	1.16%	1.66%	1.53%	2.02%
1.67%	816	1.16%	1.31%	1.31%	12.50%
1.90%	1,156	1.17%	1.33%	1.20%	7.98%
(1.18%)	1,564	1.12%	1.09%	1.16%	6.30%
10.96%	3,271	1.08%	0.30%	1.08%	105.24%

(4.52%)	1,524	1.16%	1.54%	1.52%	2.02%
1.55%	2,206	1.16%	1.10%	1.31%	12.50%
1.85%	6,781	1.16%	1.31%	1.19%	7.98%
(1.17%)	9,968	1.12%	1.32%	1.16%	6.30%
10.93%	12,686	1.08%	0.33%	1.08%	105.24%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$28.71	$0.19	$1.32	$1.51	$(0.27)	$(0.31)	$(0.58)	$–	$29.64
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	–	(0.07)	0.01	28.71
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	(0.35)	–	25.95
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	(0.16)	–	21.68
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	–	21.67
Class C Shares
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	–	27.81
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	(0.02)	0.01	26.97
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	–	20.47
Class R Shares
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	–	28.57
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	(0.05)	0.01	27.68
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	–	20.98
Institutional Service Class Shares
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	–	29.64
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	(0.11)	0.01	28.72
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	–	21.60
Institutional Class Shares
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	–	29.66
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	(0.16)	0.01	28.74
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	–	21.69

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

5.32%	$64,189	1.60%	0.65%	1.73%	12.93%
10.91%	80,191	1.61%	0.63%	1.76%	34.85%
21.77%	60,672	1.59%	0.62%	2.04%	22.21%
0.76%	50,797	1.56%	1.38%	2.04%	21.77%
37.76%	55,746	1.55%	0.88%	2.35%	36.05%

4.60%	1,646	2.30%	(0.03%)	2.43%	12.93%
10.17%	2,208	2.30%	0.08%	2.45%	34.85%
20.92%	521	2.30%	(0.17%)	2.75%	22.21%
0.04%	240	2.30%	0.79%	2.74%	21.77%
36.74%	171	2.30%	0.13%	3.09%	36.05%

5.07%	866	1.86%	0.32%	1.99%	12.93%
10.67%	1,749	1.82%	0.55%	1.97%	34.85%
21.44%	499	1.86%	0.25%	2.31%	22.21%
0.53%	184	1.85%	1.09%	2.34%	21.77%
37.48%	153	1.80%	0.50%	2.60%	36.05%

5.41%	2,201	1.54%	0.78%	1.67%	12.93%
11.11%	1,803	1.47%	1.10%	1.62%	34.85%
21.88%	45	1.54%	0.69%	1.99%	22.21%
0.98%	34	1.30%	1.11%	1.80%	21.77%
38.06%	1	1.30%	1.13%	2.02%	36.05%

5.67%	189,864	1.30%	0.99%	1.43%	12.93%
11.29%	212,642	1.30%	0.91%	1.45%	34.85%
22.13%	24,276	1.30%	0.87%	1.75%	22.21%
1.03%	3,210	1.30%	1.70%	1.74%	21.77%
37.78%	25	1.30%	1.09%	2.15%	36.05%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$15.34	$0.50	$(0.42)	$0.08	$(0.57)	$(0.57)	$–	$14.85
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	–	15.34
Year Ended October 31, 2012	13.00	0.31	0.56	0.87	(0.30)	(0.30)	–	13.57
Year Ended October 31, 2011	13.02	0.30	(0.04)	0.26	(0.28)	(0.28)	–	13.00
Year Ended October 31, 2010	11.37	0.21	1.66	1.87	(0.22)	(0.22)	–	13.02
Class C Shares
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	–	14.01
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	–	14.51
Year Ended October 31, 2012	12.35	0.20	0.54	0.74	(0.23)	(0.23)	–	12.86
Year Ended October 31, 2011	12.38	0.19	(0.03)	0.16	(0.19)	(0.19)	–	12.35
Year Ended October 31, 2010	10.84	0.12	1.58	1.70	(0.16)	(0.16)	–	12.38
Class R Shares
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	–	14.22
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	–	14.71
Year Ended October 31, 2012	12.49	0.27	0.55	0.82	(0.28)	(0.28)	–	13.03
Year Ended October 31, 2011	12.51	0.25	(0.01)	0.24	(0.26)	(0.26)	–	12.49
Year Ended October 31, 2010	10.95	0.18	1.59	1.77	(0.21)	(0.21)	–	12.51
Institutional Service Class Shares
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	–	15.16
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	–	15.64
Year Ended October 31, 2012	13.25	0.35	0.56	0.91	(0.32)	(0.32)	–	13.84
Year Ended October 31, 2011	13.26	0.33	(0.04)	0.29	(0.30)	(0.30)	–	13.25
Year Ended October 31, 2010	11.58	0.24	1.69	1.93	(0.25)	(0.25)	–	13.26
Institutional Class Shares
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	–	15.21
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	–	15.70
Year Ended October 31, 2012	13.29	0.41	0.51	0.92	(0.33)	(0.33)	–	13.88
Year Ended October 31, 2011	13.30	0.34	(0.03)	0.31	(0.32)	(0.32)	–	13.29
Year Ended October 31, 2010	11.59	0.29	1.65	1.94	(0.23)	(0.23)	–	13.30

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

0.49%	$148,018	1.33%	3.30%	1.33%	10.08%
14.75%	222,275	1.33%	1.77%	1.33%	23.35%
6.84%	200,574	1.37%	2.37%	1.37%	15.29%
1.96%	158,454	1.57%	2.22%	1.57%	22.15%
16.73%	140,052	1.57%	1.73%	1.58%	22.61%

(0.24%)	35,696	2.03%	2.68%	2.03%	10.08%
14.02%	42,861	2.01%	1.08%	2.01%	23.35%
6.09%	35,754	2.05%	1.64%	2.05%	15.29%
1.29%	28,322	2.24%	1.48%	2.24%	22.15%
15.88%	35,944	2.24%	1.06%	2.25%	22.61%

0.26%	16,938	1.62%	3.13%	1.62%	10.08%
14.42%	17,303	1.59%	1.51%	1.59%	23.35%
6.67%	11,531	1.58%	2.10%	1.58%	15.29%
1.87%	10,395	1.75%	1.97%	1.75%	22.15%
16.39%	10,195	1.74%	1.55%	1.75%	22.61%

0.75%	185,166	1.16%	3.57%	1.16%	10.08%
14.91%	206,212	1.13%	1.92%	1.13%	23.35%
7.07%	191,580	1.17%	2.61%	1.17%	15.29%
2.19%	219,773	1.37%	2.38%	1.37%	22.15%
16.91%	211,007	1.36%	1.98%	1.36%	22.61%

0.81%	496,344	1.03%	3.73%	1.03%	10.08%
15.14%	558,986	1.01%	2.13%	1.01%	23.35%
7.18%	475,051	1.01%	3.02%	1.01%	15.29%
2.32%	14,491	1.24%	2.50%	1.24%	22.15%
16.97%	12,669	1.24%	2.41%	1.23%	22.61%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$9.18	$0.12	$(1.24)	$(1.12)	$(0.13)	$–	$(0.13)	$7.93
Period Ended October 31, 2013(g)	10.00	0.05	(0.83)	(0.78)	(0.04)	–	(0.04)	9.18
Class C Shares
Year Ended October 31, 2014	9.16	0.06	(1.23)	(1.17)	(0.08)	–	(0.08)	7.91
Period Ended October 31, 2013(g)	10.00	0.04	(0.86)	(0.82)	(0.02)	–	(0.02)	9.16
Class R Shares
Year Ended October 31, 2014	9.18	0.11	(1.25)	(1.14)	(0.11)	–	(0.11)	7.93
Period Ended October 31, 2013(g)	10.00	0.06	(0.85)	(0.79)	(0.03)	–	(0.03)	9.18
Institutional Service Class Shares
Year Ended October 31, 2014	9.19	0.15	(1.24)	(1.09)	(0.16)	–	(0.16)	7.94
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	–	(0.04)	9.19
Institutional Class Shares
Year Ended October 31, 2014	9.19	0.15	(1.24)	(1.09)	(0.16)	–	(0.16)	7.94
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	–	(0.04)	9.19

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(12.22%)		$57	1.55%	1.47%	4.63%	3.79%
(7.82%)		28	1.55%	1.00%	6.20%	5.04%

(12.83%)		25	2.31%	0.65%	5.38%	3.79%
(8.21%)		9	2.30%	0.67%	6.96%	5.04%

(12.48	%)(h)	8	1.77%	1.26%	4.85%	3.79%
(7.90	%)(h)	9	1.80%	1.17%	6.45%	5.04%

(11.99%)		8	1.29%	1.75%	4.36%	3.79%
(7.68%)		9	1.30%	1.67%	5.96%	5.04%

(11.99%)		4,051	1.30%	1.73%	4.36%	3.79%
(7.68%)		4,589	1.30%	1.67%	5.96%	5.04%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$21.86	$0.01	$2.03	$2.04	$–	$–	$–	$23.90
Year Ended October 31, 2013	15.85	0.05	5.96	6.01	–	–	–	21.86
Year Ended October 31, 2012	14.06	(0.07)	1.86	1.79	–	–	–	15.85
Year Ended October 31, 2011	13.65	0.04	0.47	0.51	(0.10)	(0.10)	–	14.06
Year Ended October 31, 2010	10.77	(0.07)	2.95	2.88	–	–	–	13.65
Class C Shares
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	–	–	–	21.20
Year Ended October 31, 2013	14.26	(0.07)	5.34	5.27	–	–	–	19.53
Year Ended October 31, 2012	12.73	(0.16)	1.69	1.53	–	–	–	14.26
Year Ended October 31, 2011	12.42	(0.05)	0.42	0.37	(0.06)	(0.06)	–	12.73
Year Ended October 31, 2010	9.86	(0.14)	2.70	2.56	–	–	–	12.42
Class R Shares
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	–	–	–	22.30
Year Ended October 31, 2013	14.85	0.01	5.58	5.59	–	–	–	20.44
Year Ended October 31, 2012	13.21	(0.10)	1.74	1.64	–	–	–	14.85
Year Ended October 31, 2011	12.84	0.03	0.42	0.45	(0.08)	(0.08)	–	13.21
Year Ended October 31, 2010	10.16	(0.09)	2.77	2.68	–	–	–	12.84
Institutional Service Class Shares
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	–	–	–	24.96
Year Ended October 31, 2013	16.47	0.09	6.20	6.29	–	–	–	22.76
Year Ended October 31, 2012	14.56	(0.02)	1.93	1.91	–	–	–	16.47
Year Ended October 31, 2011	14.10	0.06	0.51	0.57	(0.11)	(0.11)	–	14.56
Year Ended October 31, 2010	11.10	(0.04)	3.04	3.00	–	–	–	14.10
Institutional Class Shares
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	–	–	–	24.93
Year Ended October 31, 2013	16.43	0.12	6.18	6.30	–	–	–	22.73
Year Ended October 31, 2012	14.53	(0.02)	1.92	1.90	–	–	–	16.43
Year Ended October 31, 2011	14.07	0.10	0.47	0.57	(0.11)	(0.11)	–	14.53
Year Ended October 31, 2010	11.08	(0.03)	3.02	2.99	–	–	–	14.07

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

9.33%	$72,790	1.47%	0.03%	1.59%	29.32%
37.92%	81,916	1.47%	0.25%	1.58%	39.71%
12.73%	70,189	1.47%	(0.46%)	1.55%	23.05%
3.65%	92,187	1.44%	0.28%	1.59%	41.48%
26.74%	121,975	1.35%	(0.57%)	1.65%	24.37%

8.55%	31,346	2.15%	(0.66%)	2.27%	29.32%
36.96%	32,664	2.15%	(0.42%)	2.26%	39.71%
12.02%	29,734	2.15%	(1.13%)	2.23%	23.05%
2.94%	35,391	2.11%	(0.33%)	2.26%	41.48%
25.96%	48,374	2.04%	(1.27%)	2.35%	24.37%

9.10%	1,152	1.70%	(0.19%)	1.82%	29.32%
37.64%	1,507	1.67%	0.08%	1.78%	39.71%
12.41%	2,195	1.73%	(0.68%)	1.81%	23.05%
3.45%	3,336	1.65%	0.18%	1.80%	41.48%
26.38%	5,622	1.55%	(0.78%)	1.85%	24.37%

9.67%	1,626	1.15%	0.33%	1.27%	29.32%
38.19%	1,694	1.15%	0.48%	1.26%	39.71%
13.12%	11,909	1.15%	(0.13%)	1.23%	23.05%
4.00%	15,100	1.12%	0.40%	1.26%	41.48%
27.03%	13,422	1.04%	(0.31%)	1.35%	24.37%

9.68%	27,404	1.15%	0.30%	1.27%	29.32%
38.34%	19,619	1.15%	0.61%	1.26%	39.71%
13.08%	26,346	1.15%	(0.10%)	1.23%	23.05%
4.01%	35,100	1.11%	0.67%	1.26%	41.48%
26.99%	52,428	1.04%	(0.20%)	1.29%	24.37%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2014 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income (a)	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$12.41	$0.12	$1.09	$1.21	$(0.13)	$(0.09)	$(0.22)	$–	$13.40
Year Ended October 31, 2013	9.97	0.11	2.43	2.54	(0.10)	–	(0.10)	–	12.41
Year Ended October 31, 2012	9.04	0.08	0.91	0.99	(0.06)	–	(0.06)	–	9.97
Year Ended October 31, 2011	8.64	(0.01)	0.41	0.40	–	–	–	–	9.04
Year Ended October 31, 2010	7.60	(0.01)	1.05	1.04	–	–	–	–	8.64
Class C Shares
Year Ended October 31, 2014	11.40	0.02	1.00	1.02	(0.04)	(0.09)	(0.13)	–	12.29
Year Ended October 31, 2013	9.18	0.02	2.23	2.25	(0.03)	–	(0.03)	–	11.40
Year Ended October 31, 2012	8.34	0.01	0.84	0.85	(0.01)	–	(0.01)	–	9.18
Year Ended October 31, 2011	8.02	(0.06)	0.38	0.32	–	–	–	–	8.34
Year Ended October 31, 2010	7.10	(0.05)	0.97	0.92	–	–	–	–	8.02
Class R Shares
Year Ended October 31, 2014	11.91	0.09	1.04	1.13	(0.10)	(0.09)	(0.19)	–	12.85
Year Ended October 31, 2013	9.58	0.08	2.32	2.40	(0.07)	–	(0.07)	–	11.91
Year Ended October 31, 2012	8.67	0.05	0.89	0.94	(0.03)	–	(0.03)	–	9.58
Year Ended October 31, 2011	8.31	(0.01)	0.37	0.36	–	–	–	–	8.67
Year Ended October 31, 2010	7.32	(0.02)	1.01	0.99	–	–	–	–	8.31
Institutional Service Class Shares
Year Ended October 31, 2014	12.93	0.15	1.14	1.29	(0.15)	(0.09)	(0.24)	–	13.98
Year Ended October 31, 2013	10.38	0.14	2.53	2.67	(0.12)	–	(0.12)	–	12.93
Year Ended October 31, 2012	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Period Ended October 31, 2011(g)	8.61	–	0.79	0.79	–	–	–	–	9.40
Institutional Class Shares
Year Ended October 31, 2014	12.94	0.16	1.15	1.31	(0.17)	(0.09)	(0.26)	–	13.99
Year Ended October 31, 2013	10.38	0.14	2.54	2.68	(0.12)	–	(0.12)	–	12.94
Year Ended October 31, 2012	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Year Ended October 31, 2011	8.96	0.03	0.41	0.44	–	–	–	–	9.40
Year Ended October 31, 2010	7.85	0.03	1.08	1.11	–	–	–	–	8.96

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

9.87%	$276,861	1.17%	0.92%	1.25%	20.60%
25.54%	282,602	1.15%	0.94%	1.23%	19.53%
11.03%	187,216	1.15%	0.85%	1.28%	27.95%
4.63%	196,095	1.41%	(0.07%)	1.70%	48.65%
13.68%	23,810	1.56%	(0.06%)	1.73%	29.02%

9.07%	8,469	1.90%	0.19%	1.98%	20.60%
24.60%	9,637	1.90%	0.20%	1.95%	19.53%
10.23%	7,899	1.90%	0.10%	2.00%	27.95%
3.99%	9,364	2.19%	(0.65%)	2.44%	48.65%
12.96%	11,179	2.21%	(0.71%)	2.37%	29.02%

9.62%	351	1.40%	0.69%	1.48%	20.60%
25.16%	405	1.40%	0.73%	1.45%	19.53%
10.91%	416	1.40%	0.56%	1.50%	27.95%
4.33%	865	1.70%	(0.15%)	1.95%	48.65%
13.52%	986	1.71%	(0.23%)	1.88%	29.02%

10.13%	128,283	0.96%	1.12%	1.07%	20.60%
25.84%	128,368	0.90%	1.21%	1.05%	19.53%
11.37%	115,150	0.90%	1.10%	1.11%	27.95%
9.18%	123,074	0.90%	0.00%	1.13%	48.65%

10.23%	3,437	0.90%	1.18%	0.98%	20.60%
26.00%	3,867	0.90%	1.21%	0.95%	19.53%
11.37%	2,584	0.90%	1.13%	1.00%	27.95%
4.91%	3,330	1.19%	0.35%	1.44%	48.65%
14.14%	3,446	1.21%	0.32%	1.37%	29.02%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2014 Annual Report

Notes to Financial Statements

October 31, 2014

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2014, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2014, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen European Equity Fund (“European Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Latin American Equity Fund (“Latin American Equity Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)*

*	On February 25, 2013, the U.S. Equity Fund acquired the assets and assumed the liabilities of the Aberdeen U.S. Equity II Fund (the “U.S. Equity II Fund”). The U.S. Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the U.S. Equity II Fund’s Class A and Class C shares were converted into Class A and Class C shares of the U.S. Equity Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of February 25, 2013.

	Shares Issued of the U.S. Equity Fund	Net Assets Reorganized from the U.S. Equity II Fund	Net Asset Value Per Shares Issued of the U.S. Equity Fund
Class A	6,235,828	$67,631,922	$10.85
Class C	171,858	1,714,810	9.98

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETF“s) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Trust’s Board of Trustees. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1-quoted prices in active markets for identical investments;
•	Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3-significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

The following is a summary of the inputs used as of October 31, 2014 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	65,065,673	921,085,670	–	986,151,343
Preferred Stocks	–	58,476,039	–	58,476,039
Repurchase Agreement	–	33,785,000	–	33,785,000

	65,065,673	1,013,346,709	–	1,078,412,382

Aberdeen Asia-Pacific Smaller Companies Fund
Investments in Securities
Common Stocks	10,860,199	19,310,524	–	30,170,723
Warrants	–	8,965	–	8,965
Repurchase Agreement	–	831,000	–	831,000

	10,860,199	20,150,489	–	31,010,688

Aberdeen China Opportunities Fund
Investments in Securities
Common Stocks	3,134,375	26,930,157	–	30,064,532
Repurchase Agreement	–	130,000	–	130,000

	3,134,375	27,060,157	–	30,194,532

Aberdeen Emerging Markets Fund
Investments in Securities
Common Stocks	2,469,647,207	6,420,638,053	–	8,890,285,260
Preferred Stocks	484,810,180	427,340,306	–	912,150,486
Repurchase Agreement	–	229,143,000	–	229,143,000

	2,954,457,387	7,077,121,359	–	10,031,578,746

Aberdeen Equity Long-Short Fund
Investments in Securities
Common Stocks—Long Positions	350,125,273	–	–	350,125,273
Common Stocks—Short Positions	(172,247,727)	–	–	(172,247,727)
Exchange Traded Funds—Short Positions	(13,169,740)	–	–	(13,169,740)

	164,707,806	–	–	164,707,806

Aberdeen European Equity Fund
Investments in Securities
Common Stocks	271,762	5,632,709	–	5,904,471
Preferred Stocks	2,261	–	–	2,261
Repurchase Agreement	–	192,000	–	192,000

	274,023	5,824,709	–	6,098,732

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Global Equity Fund
Investments in Securities
Common Stocks	64,650,832	73,179,246	–	137,830,078
Preferred Stocks	8,624,319	3,772,474	–	12,396,793
Repurchase Agreement	–	6,474,000	–	6,474,000

	73,275,151	83,425,720	–	156,700,871

Aberdeen Global Natural Resources Fund
Investments in Securities
Common Stocks	12,221,042	9,963,305	–	22,184,347
Preferred Stocks	576,639	–	–	576,639
Repurchase Agreement	–	369,000	–	369,000

	12,797,681	10,332,305	–	23,129,986

Aberdeen Global Small Cap Fund
Investments in Securities
Common Stocks	105,950,053	144,010,035	–	249,960,088
Preferred Stocks	6,426,696	–	–	6,426,696
Repurchase Agreement	–	333,000	–	333,000

	112,376,749	144,343,035	–	256,719,784

Aberdeen International Equity Fund
Investments in Securities
Common Stocks	100,999,475	678,520,203	–	779,519,678
Preferred Stocks	53,658,753	31,926,328	–	85,585,081
Repurchase Agreement	–	12,879,000	–	12,879,000

	154,658,228	723,325,531	–	877,983,759

Aberdeen Latin American Equity Fund
Investments in Securities
Common Stocks	3,968,024	–	–	3,968,024
Preferred Stocks	70,816	–	–	70,816

	4,038,840	–	–	4,038,840

Aberdeen Small Cap Fund
Investments in Securities
Common Stocks	131,642,371	–	–	131,642,371
Repurchase Agreement	–	3,031,000	–	3,031,000

	131,642,371	3,031,000	–	134,673,371

Aberdeen U.S. Equity Fund
Investments in Securities
Common Stocks	416,779,753	–	–	416,779,753
Repurchase Agreement	–	749,000	–	749,000

	416,779,753	749,000	–	417,528,753

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the year ended October 31, 2014, several Funds had transfers between Level 1 and Level 2 because there was a valuation factor applied at October 31, 2014 not applied at a prior period end, or a valuation factor applied at a prior period end not applied at October 31, 2014. For the year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	$10,667,049	$21,380,524
Asia-Pacific Smaller Companies Fund	2,293,912	5,656,751
China Opportunities Fund	293,814	973,090
Emerging Markets Fund	–	122,971,489
European Equity Fund	–	157,219
Global Small Cap Fund	30,490,208	29,660,626

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

e.	Warrants

Certain Funds may hold warrants either through direct purchase or pursuant to corporate actions. Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. The Funds hold warrants until exercised, sold or expired. Warrants are valued at the last sale price on the exchange on which they are traded.

f.	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

g.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

h.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

i.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
European Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	On all assets	0.80%
Latin American Equity Fund	Up to $500 million	1.10%
	$500 million up to $2 billion	1.05%
	On $2 billion and more	1.00%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the year ended October 31, 2014, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia-Pacific (ex-Japan) Equity Fund	AAMAL	$5,620,674
Asia-Pacific Smaller Companies Fund	AAMAL	$190,944
China Opportunities Fund	AAMAL	$268,912
Emerging Markets Fund	AAMAL and AAML	$62,239,708
European Equity Fund	AAML	$37,426
Global Equity Fund	AAML	$947,102
Global Natural Resources Fund	AAML	$130,173
Global Small Cap Fund	AAML	$2,006,789
International Equity Fund	AAML	$5,008,553
Latin American Equity Fund	AAML	$30,936

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. This contract is in effect at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

Effective as of February 28, 2014 and through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first, the Adviser has agreed to reimburse the Equity Long-Short Fund for short sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
Asia-Pacific Smaller Companies Fund	1.50%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
European Equity Fund	1.10%
Global Equity Fund	1.19%
Global Natural Resources Fund	1.16%
Global Small Cap Fund	1.30%
International Equity Fund	1.10%
Latin American Equity Fund	1.30%
Small Cap Fund	1.15%
U.S. Equity Fund	0.90%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

For fees waived after March 1, 2011(except for the Global Small Cap Fund, which is prior to July 20, 2011), no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2014, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$–	$58,037	$170,934	$228,971
Asia-Pacific Smaller Companies Fund	152,030	216,390	201,689	570,109
China Opportunities Fund	93,681	114,509	134,971	343,161
Emerging Markets Fund	89,836	–	1,699,198	1,789,034
Equity Long-Short Fund	–	–	23,669	23,669
European Equity Fund	–	107,240	133,233	240,473
Global Equity Fund	130,494	–	–	130,494
Global Natural Resources Fund	17,930	59,550	104,159	181,639
Global Small Cap Fund	262,698	314,856	365,671	943,225
International Equity Fund	–	–	–	–
Latin American Equity Fund	–	129,774	132,985	262,759
Small Cap Fund	125,721	161,028	163,603	450,352
U.S. Equity Fund	317,092	188,906	319,455	825,453

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured $32,465 from the Global Equity Fund, for which it previously reimbursed the Fund. At October 31, 2014, Global Equity Fund had $32,465 in liabilities payable to the Adviser for recapture.

b.	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

c.	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares(a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
European Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
Global Small Cap Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
Latin American Equity Fund	0.25%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	0.50%
U.S. Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the year ended October 31, 2014, AFD retained commissions of $47,834 from front-end sales charges of Class A shares and $52,255 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2014 was as follows:

Fund	Amount*
Asia-Pacific (ex-Japan) Equity Fund	$2,030
Asia-Pacific Smaller Companies Fund	603
China Opportunities Fund	6,910
Emerging Markets Fund	990,599
Equity Long-Short Fund	46,114
European Equity Fund	–
Global Equity Fund	97,958
Global Natural Resources Fund	15,172
Global Small Cap Fund	40,588
International Equity Fund	365,831
Latin American Equity Fund	–
Small Cap Fund	51,446
U.S. Equity Fund	186,474

*	The Adviser has reimbursed the U.S. Equity Fund $62,812 for Administrative Services fees incurred during the year ended October 31, 2014.

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

4. Short-Term Trading Fees

Prior to February 28, 2014 the Funds assessed a 2.00% redemption fee on all classes of shares that were purchased and sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund). The redemption fee, if any, was paid directly to the applicable Fund and was designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee did not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that could not implement the redemption fee. The fee did not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2014, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$198	$20	$2	$523	$135,699
Asia-Pacific Smaller Companies Fund	98	5	1	3	1,489
China Opportunities Fund	1,548	463	100	153	53
Emerging Markets Fund	14,037	1,626	879	12,748	365,470
Equity Long-Short Fund	2,914	516	112	284	27,182
European Equity Fund	2	1	1	1	146
Global Equity Fund	182	12	5	–	156
Global Natural Resources Fund	12	2	2	1	1
Global Small Cap Fund	1,632	47	37	42	4,627
International Equity Fund	2,214	444	190	2,278	5,895
Latin American Equity Fund	–	–	–	–	–
Small Cap Fund	976	402	16	20	254
U.S. Equity Fund	165	5	1	74	2

Amounts	listed as “–” are $0 or round to $0.

For the year ended October 31, 2013, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$7	$–	$–	$23	$5,350
Asia-Pacific Smaller Companies Fund	121	20	9	4	5,667
China Opportunities Fund	5,681	2,173	387	1,075	487
Emerging Markets Fund	20,771	2,119	815	21,134	517,197
Equity Long-Short Fund	9,958	1,957	392	409	83,146
European Equity Fund	–	–	–	–	–
Global Equity Fund	1,210	78	36	–	914
Global Natural Resources Fund	1,455	287	275	57	241
Global Small Cap Fund	29,381	559	538	242	61,441
International Equity Fund	26,055	4,848	1,851	24,279	65,094
Latin American Equity Fund	–	–	–	–	–
Small Cap Fund	3,735	1,539	94	354	1,371
U.S. Equity Fund	50	2	–	29	1

Amounts	listed as “–” are $0 or round to $0.

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2014, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$389,228,306	$315,457,622
Asia-Pacific Smaller Companies Fund	15,371,571	11,537,220
China Opportunities Fund	9,918,643	12,114,029
Emerging Markets Fund	524,750,620	2,039,851,822
Equity Long-Short Fund	159,805,915	421,174,231
European Equity Fund	896,844	475,422
Global Equity Fund	38,177,930	46,278,949
Global Natural Resources Fund	575,426	8,970,488
Global Small Cap Fund	36,120,004	86,708,000
International Equity Fund	95,683,008	215,636,551
Latin American Equity Fund	355,625	158,932
Small Cap Fund	38,910,354	52,910,277
U.S. Equity Fund	86,783,869	122,021,941

6. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2009 were as follows:

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%)	15	1.35%	0.55%	1.54%	241.73%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%	39	1.42%	0.17%	1.42%	257.25%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	–	(0.05)	–	$11.74	26.17%	20	1.65%	0.15%	1.70%	298.51%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

7. Portfolio Investment Risks

a.	Concentration Risk

Investing 25% or more of the Aberdeen Global Natural Resources Fund’s net assets in a select group of companies in natural resources industries could subject the Aberdeen Global Natural Resources Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

b.	Country/Regional Focus Risk

Certain Funds may have significant exposure to a single country or geographical region, which involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

c.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

d.	Equity-Linked Notes

Certain Funds may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

e.	Foreign Securities Risk

Certain Funds are subject to Foreign Securities Risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations.

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “– Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund investing heavily in Asia may be more volatile than a fund which is broadly diversified geographically.

China Risk. Certain Funds may concentrate investments in China and Hong Kong, which subjects those Funds to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Europe – Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Latin American Risk. Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Latin American region may lead to a lack of liquidity. A Fund investing heavily in Latin America may be more volatile than a fund which is broadly diversified geographically.

f.	Illiquid Securities

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

h.	Long-Short Strategy Risk

The strategy used by the Aberdeen Equity Long-Short Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Aberdeen Equity Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.

i.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which the Funds invests.

j.	Mid-Cap Securities Risk

Certain Funds are subject to Mid-Cap Securities Risk. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

k.	Non-Diversified Fund Risk

Because the Aberdeen European Equity Fund and Aberdeen Latin American Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

l.	Securities Selection Risk

Each Fund’s investment team may take long positions in securities that underperform the stock market or other funds with similar investment objectives and strategies or take short positions in securities that have positive performance.

m.	Short Sale Risk

Certain Funds are subject to Short Sale Risk. This is the risk that the price of a security sold short will increase in value between the time of the short sale and the time a Fund must purchase the security to return it to the lender. A Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.

n.	Small-Cap Securities Risk

Certain Funds are subject to Small-Cap Securities Risk. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

o.	Valuation Risk

Certain Funds are subject to greater Valuation Risk than other funds. The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

9. Tax Information

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$1,037,009,034	$88,107,403	$(46,704,055)	$41,403,348
Asia-Pacific Smaller Companies Fund	31,125,834	1,889,217	(2,004,363)	(115,146)
China Opportunities Fund	30,186,160	2,694,555	(2,686,183)	8,372
Emerging Markets Fund	9,375,383,791	1,640,765,838	(984,570,883)	656,194,955
Equity Long-Short Fund	280,034,102	73,704,249	(3,613,078)	70,091,171
European Equity Fund	6,112,799	410,962	(425,029)	(14,067)
Global Equity Fund	139,508,403	23,050,463	(5,857,995)	17,192,468
Global Natural Resources Fund	24,621,408	3,402,326	(4,893,748)	(1,491,422)
Global Small Cap Fund	239,503,506	30,884,058	(13,667,780)	17,216,278
International Equity Fund	783,047,769	144,692,610	(49,756,620)	94,935,990
Latin American Equity Fund	5,086,905	59,635	(1,107,700)	(1,048,065)
Small Cap Fund	103,275,991	32,861,073	(1,463,693)	31,397,380
U.S. Equity Fund	310,349,565	110,288,409	(3,109,221)	107,179,188
The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$12,917,984	$5,494,081	$18,412,065	$–	$–	$18,412,065
Asia-Pacific Smaller Companies Fund	769,513	3,141,643	3,911,156	–	–	3,911,156
China Opportunities Fund	267,716	–	267,716	–	–	267,716
Emerging Markets Fund	180,668,939	–	180,668,939	–	–	180,668,939
Equity Long-Short Fund	–	11,115,094	11,115,094	–	–	11,115,094
European Equity Fund	160,833	–	160,833	–	–	160,833
Global Equity Fund	5,530,691	–	5,530,691	–	–	5,530,691
Global Natural Resources Fund	433,502	–	433,502	–	–	433,502
Global Small Cap Fund	3,294,275	3,277,558	6,571,833	–	–	6,571,833
International Equity Fund	36,767,663	–	36,767,663	–	–	36,767,663
Latin American Equity Fund	80,612	–	80,612	–	–	80,612
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	4,398,493	3,091,978	7,490,471	–	–	7,490,471

Amounts listed as “–” are $0 or round to $0.

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$17,668,601	$8,336,648	$26,005,249	$–	$–	$26,005,249
Asia-Pacific Smaller Companies Fund	1,087,978	32,121	1,120,099	–	–	1,120,099
China Opportunities Fund	120,185	–	120,185	–	–	120,185
Emerging Markets Fund	183,645,400	–	183,645,400	–	–	183,645,400
Equity Long-Short Fund	–	6,229,395	6,229,395	–	–	6,229,395
European Equity Fund	63,069	–	63,069	–	–	63,069
Global Equity Fund	2,004,456	–	2,004,456	–	–	2,004,456
Global Natural Resources Fund	308,778	–	308,778	–	–	308,778
Global Small Cap Fund	683,620	–	683,620	–	–	683,620
International Equity Fund	17,848,109	–	17,848,109	–	–	17,848,109
Latin American Equity Fund	20,248	–	20,248	–	–	20,248
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	3,330,031	–	3,330,031	–	–	3,330,031

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$1,249,311	$17,473,584	$18,722,895	$–	$–	$–	$–	$40,635,449	$59,358,344
Asia-Pacific Smaller Companies Fund	–	90,399	664,824	755,223	–	–	–	–	(133,469)	621,754
China Opportunities Fund	–	53,711	–	53,711	–	–	(82)	(11,157,193)	8,983	(11,094,581)
Emerging Markets Fund	–	17,868,697	286,806,912	304,675,609	–	–	–	–	655,173,926	959,849,535
Equity Long-Short Fund	–	–	50,623,614	50,623,614	–	(4,152,063)	–	–	35,679,503	82,151,054
European Equity Fund	–	40,047	33,080	73,127	–	–	–	–	(15,018)	58,109
Global Equity Fund	–	247,291	–	247,291	–	–	–	(8,149,413)	17,178,362	9,276,240
Global Natural Resources Fund	–	83,782	–	83,782	–	–	–	(28,882,345)	(1,491,878)	(30,290,441)
Global Small Cap Fund	–	1,598,235	13,534,805	15,133,040	–	–	–	–	17,188,872	32,321,912
International Equity Fund	–	2,005,524	–	2,005,524	–	–	–	(84,636,377)	94,765,204	12,134,351
Latin American Equity Fund	–	11,882	–	11,882	–	–	–	(8,020)	(1,048,525)	(1,044,663)
Small Cap Fund	–	–	–	–	–	(514,327)	–	(415,633,183)	31,397,380	(384,750,130)
U.S. Equity Fund	–	508,816	25,770,015	26,278,831	–	–	–	(31,693,036)	107,179,047	101,764,842

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

**	As of October 31, 2014, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

Fund	Amount	Expires
China Opportunities Fund	$11,157,193	2017 (Short-Term)
Global Equity Fund	299,633	2016 (Short-Term)
Global Equity Fund	7,300,761	2017 (Short-Term)
Global Equity Fund	549,019	Unlimited (Short-Term)
Global Natural Resources Fund	28,882,345	2017 (Short-Term)
International Equity Fund	84,636,377	2017 (Short-Term)
Latin America Equity Fund	7,129	Unlimited (Short-Term)
Latin America Equity Fund	891	Unlimited (Long-Term)
Small Cap Fund	110,031,073	2016 (Short-Term)
Small Cap Fund	305,602,110	2017 (Short-Term)
U.S. Equity Fund	11,408,228	2016 (Short-Term)
U.S. Equity Fund	20,284,808	2017 (Short-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions, foreign capital gains taxes, passive foreign investment companies, capital loss acquired through reorganizations and net operating losses. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia-Pacific (ex-Japan) Equity Fund	$–	$(856,556)	$856,556
Asia-Pacific Smaller Companies Fund	–	2,737	(2,737)
China Opportunities Fund	–	(740)	740
Emerging Markets Fund	–	4,347,500	(4,347,500)
Equity Long-Short Fund	(4,608,854)	4,600,743	8,111
European Equity Fund	–	2	(2)
Global Equity Fund	–	47,402	(47,402)
Global Natural Resources Fund	–	(6,001)	6,001
Global Small Cap Fund	–	701,228	(701,228)
International Equity Fund	–	132,105	(132,105)
Latin American Equity Fund	–	113	(113)
Small Cap Fund	(178,632)	(153,649)	332,281
U.S. Equity Fund	–	7,176	(7,176)

Annual Report 2014

Notes to Financial Statements (continued)

October 31, 2014

10. Significant Shareholders

As of October 31, 2014, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	12.8%	1
Asia-Pacific Smaller Companies Fund	–	0
China Opportunities Fund	19.9	1
Emerging Markets Fund	49.7	4
Equity Long-Short Fund	65.8	2
European Equity Fund	98.2	3
Global Equity Fund	60.7	4
Global Natural Resources Fund	56.2	3
Global Small Cap Fund	58.5	1
International Equity Fund	43.2	3
Latin American Equity Fund	97.2	1
Small Cap Fund	33.4	4
U.S. Equity Fund	11.9	1

11. Fund Reorganizations

Effective February 25, 2013, the U.S. Equity Fund acquired all of the assets and assumed all of the liabilities of the U.S. Equity II Fund. The acquisition was accomplished by a tax-free exchange as follows:

4,634,801 shares of the U.S. Equity II Fund, fair valued at $69,346,732, for 6,407,686 shares of the U.S. Equity Fund.

The investment portfolio and cash of the U.S. Equity II Fund with a fair value of $69,346,732 were the principal assets acquired by the U.S. Equity Fund. For financial reporting purposes, assets received and shares issued by the U.S. Equity Fund were recorded at value; however, the cost basis of the investments received from the U.S. Equity II Fund was carried forward to align ongoing reporting of the U.S. Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The U.S. Equity Fund acquired capital loss carryovers of $21,312,042 (subject to future annual limitations). Immediately prior to the merger, the net assets of the U.S. Equity II Fund were $69,346,732.

Assuming that the U.S. Equity merger had been completed on November 1, 2012, the pro forma results of operations for the year ended October 31, 2013 are as follows:

Net investment income	$4,105,127
Net realized and unrealized gain from investments	87,008,662
Net increase in net assets resulting from operations	91,113,789

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the U.S. Equity II Fund that have been reflected in the Statements of Operations since February 25, 2013 for the U.S. Equity Fund.

2014 Annual Report

Notes to Financial Statements (continued)

October 31, 2014

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	U.S. Equity II Fund	U.S. Equity Fund	U.S. Equity Fund
Net Assets:
Class A/Class A	$67,631,922	$195,389,497	$263,021,419
Class C/Class C	1,714,810	8,052,914	9,767,725
Class R/Class R	–	452,617	452,617
Institutional Service Class/ Institutional Service Class	–	118,192,565	118,192,565
Institutional Class/ Institutional Class	–	3,186,689	3,186,689
Shares Outstanding:
Class A/Class A	4,489,639	18,015,388	24,251,217
Class C/Class C	145,162	807,059	978,916
Class R/Class R	–	43,465	43,465
Institutional Service Class/ Institutional Service Class	–	10,469,012	10,469,012
Institutional Class/ Institutional Class	–	282,257	282,257
Net Asset Value per Share:
Class A/Class A	$15.06	$10.85	$10.85
Class C/Class C	11.81	9.98	9.98
Class R/Class R	–	10.41	10.41
Institutional Service Class/ Institutional Service Class	–	11.29	11.29
Institutional Class/ Institutional Class	–	11.29	11.29
Net unrealized appreciation/(depreciation)	14,177,990	66,030,785	80,208,775
Accumulated net realized gain/(loss)	(21,347,109)	(45,490,759)	(45,490,759)

12. Line of Credit

Effective August 15, 2014, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes. The amount of the Credit Facility was $400,000,000 for the period ended October 31, 2014.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate (“LIBOR”) as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. As of October 31, 2014, the Funds had no borrowings outstanding under the Credit Facility.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

14. Subsequent Events

On September 8, 2014, the Board of Trustees of the Aberdeen Funds, on behalf of the Global Equity Fund (the “Fund”), approved the reorganization between the Fund and the Aberdeen Global Select Opportunities Fund Inc. (a fund that is not a series of the Trust and has

Annual Report 2014

Notes to Financial Statements (concluded)

October 31, 2014

oversight from a different board than that of the Fund). Aberdeen has determined that the Fund would be considered the accounting and performance survivor of the reorganization. Subject to approval by the shareholders of the Aberdeen Global Select Opportunities Fund Inc., the reorganization is expected to take place at the end of February 2015.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments other than those described above were required to the Financial Statements as of October 31, 2014.

2014 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2014 and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2014	Actual Ending Account Value, October 31, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$1,016.70	$1,017.69	$7.57	$7.58	1.49%
	Class C	1,000.00	1,013.50	1,013.86	11.42	11.42	2.25%
	Class R	1,000.00	1,015.90	1,016.28	8.99	9.00	1.77%
	Institutional Service Class	1,000.00	1,018.10	1,018.65	6.61	6.61	1.30%
	Institutional Class	1,000.00	1,018.40	1,018.90	6.36	6.36	1.25%
Aberdeen Asia-Pacific Smaller Companies Fund	Class A	1,000.00	1,035.60	1,016.03	9.34	9.25	1.82%
	Class C	1,000.00	1,032.60	1,012.60	12.81	12.68	2.50%
	Class R	1,000.00	1,034.30	1,015.07	10.31	10.21	2.01%
	Institutional Service Class	1,000.00	1,036.70	1,017.69	7.65	7.58	1.49%
	Institutional Class	1,000.00	1,037.20	1,017.64	7.70	7.63	1.50%
Aberdeen China Opportunities Fund	Class A	1,000.00	1,017.10	1,015.63	9.66	9.65	1.90%
	Class C	1,000.00	1,012.90	1,012.00	13.29	13.29	2.62%
	Class R	1,000.00	1,014.70	1,013.76	11.53	11.52	2.27%
	Institutional Service Class	1,000.00	1,018.20	1,016.89	8.39	8.39	1.65%
	Institutional Class	1,000.00	1,017.40	1,017.04	8.24	8.24	1.62%
Aberdeen Emerging Markets Fund	Class A	1,000.00	1,009.50	1,018.10	7.14	7.17	1.41%
	Class C	1,000.00	1,005.60	1,014.62	10.62	10.66	2.10%
	Class R	1,000.00	1,007.30	1,016.18	9.06	9.10	1.79%
	Institutional Service Class	1,000.00	1,009.80	1,018.45	6.79	6.82	1.34%
	Institutional Class	1,000.00	1,011.60	1,019.66	5.58	5.60	1.10%
Aberdeen Equity Long-Short Fund	Class A	1,000.00	1,033.70	1,011.04	14.40	14.24	2.81%
	Class C	1,000.00	1,030.60	1,007.41	18.07	17.86	3.53%
	Class R	1,000.00	1,031.60	1,008.62	16.85	16.66	3.29%
	Institutional Service Class	1,000.00	1,034.90	1,011.09	14.36	14.19	2.80%
	Institutional Class	1,000.00	1,036.30	1,012.70	12.73	12.58	2.48%

Annual Report 2014

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2014	Actual Ending Account Value, October 31, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen European Equity Fund	Class A	$1,000.00	$888.50	$1,018.40	$6.43	$6.87	1.35%
	Class C	1,000.00	885.80	1,014.62	9.98	10.66	2.10%
	Class R	1,000.00	888.10	1,017.19	7.57	8.08	1.59%
	Institutional Service Class	1,000.00	889.70	1,019.71	5.19	5.55	1.09%
	Institutional Class	1,000.00	889.70	1,019.66	5.24	5.60	1.10%
Aberdeen Global Equity Fund	Class A	1,000.00	983.80	1,017.24	7.90	8.03	1.58%
	Class C	1,000.00	980.80	1,014.07	11.03	11.22	2.21%
	Class R	1,000.00	982.40	1,015.78	9.34	9.50	1.87%
	Institutional Service Class	1,000.00	986.50	1,019.11	6.06	6.16	1.21%
	Institutional Class	1,000.00	985.80	1,019.11	6.06	6.16	1.21%
Aberdeen Global Natural Resources Fund	Class A	1,000.00	910.10	1,017.80	7.08	7.48	1.47%
	Class C	1,000.00	906.90	1,014.32	10.38	10.97	2.16%
	Class R	1,000.00	909.40	1,016.64	8.18	8.64	1.70%
	Institutional Service Class	1,000.00	911.10	1,019.36	5.59	5.90	1.16%
	Institutional Class	1,000.00	911.20	1,019.36	5.59	5.90	1.16%
Aberdeen Global Small Cap Fund	Class A	1,000.00	997.20	1,017.19	8.00	8.08	1.59%
	Class C	1,000.00	993.70	1,013.61	11.56	11.67	2.30%
	Class R	1,000.00	995.70	1,015.58	9.61	9.70	1.91%
	Institutional Service Class	1,000.00	997.70	1,017.39	7.80	7.88	1.55%
	Institutional Class	1,000.00	999.00	1,018.65	6.55	6.61	1.30%
Aberdeen International Equity Fund	Class A	1,000.00	960.10	1,018.55	6.52	6.72	1.32%
	Class C	1,000.00	956.40	1,014.97	10.01	10.31	2.03%
	Class R	1,000.00	959.00	1,016.99	8.05	8.29	1.63%
	Institutional Service Class	1,000.00	961.20	1,019.36	5.73	5.90	1.16%
	Institutional Class	1,000.00	961.90	1,020.01	5.09	5.24	1.03%
Aberdeen Latin American Equity Fund	Class A	1,000.00	939.40	1,017.39	7.58	7.88	1.55%
	Class C	1,000.00	937.10	1,013.61	11.23	11.67	2.30%
	Class R	1,000.00	938.10	1,016.23	8.70	9.05	1.78%
	Institutional Service Class	1,000.00	940.70	1,018.90	6.11	6.36	1.25%
	Institutional Class	1,000.00	940.70	1,018.65	6.36	6.61	1.30%
Aberdeen Small Cap Fund	Class A	1,000.00	1,060.30	1,017.85	7.58	7.43	1.46%
	Class C	1,000.00	1,056.30	1,014.37	11.14	10.92	2.15%
	Class R	1,000.00	1,058.90	1,016.59	8.87	8.69	1.71%
	Institutional Service Class	1,000.00	1,061.70	1,019.41	5.98	5.85	1.15%
	Institutional Class	1,000.00	1,061.80	1,019.41	5.98	5.85	1.15%
Aberdeen U.S. Equity Fund	Class A	1,000.00	1,038.60	1,019.31	6.01	5.96	1.17%
	Class C	1,000.00	1,034.90	1,015.63	9.75	9.65	1.90%
	Class R	1,000.00	1,037.40	1,018.10	7.24	7.17	1.41%
	Institutional Service Class	1,000.00	1,040.20	1,020.22	5.09	5.04	0.99%
	Institutional Class	1,000.00	1,040.70	1,020.67	4.63	4.58	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2014 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen Asia-Pacific Smaller Companies Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Equity Long-Short Fund, Aberdeen European Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Natural Resources Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Latin American Equity Fund, Aberdeen Small Cap Fund and Aberdeen U.S. Equity Fund, thirteen of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2014

Annual Report 2014

Other Tax Information (Unaudited)

For the period ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the year ended October 31, 2014, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Asia-Pacific (ex-Japan) Equity Fund	88.00%
Asia-Pacific Smaller Companies Fund	90.00%
China Opportunities Fund	100.00%
Emerging Markets Fund	77.00%
European Equity Fund	100.00%
Global Equity Fund	89.00%
Global Natural Resources Fund	100.00%
Global Small Cap Fund	100.00%
International Equity Fund	100.00%
Latin America Equity Fund	27.00%
U.S. Equity Fund	100.00%

For the taxable year ended October 31, 2014, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Asia-Pacific (ex-Japan) Equity Fund	1.00%
China Opportunities Fund	5.00%
Global Equity Fund	18.00%
Global Natural Resources Fund	23.00%
Global Small Cap Fund	10.00%
U.S. Equity Fund	100.00%

2014 Annual Report

Other Tax Information (Unaudited) (concluded)

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2014. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2014) was as follows:

Fund	Foreign Tax
Asia-Pacific (ex-Japan) Equity Fund	$0.01488
Asia-Pacific Smaller Companies Fund	$0.01624
China Opportunities Fund	$0.01480
Emerging Markets Fund	$0.04305
European Equity Fund	$0.01757
Global Equity Fund	$0.03340
Global Natural Resources Fund	$0.04103
Global Small Cap Fund	$0.04116
International Equity Fund	$0.04800
Latin America Equity Fund	$0.01901

During the year ended October 31, 2014, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$5,494,081
Asia-Pacific Smaller Companies Fund	3,141,643
Equity Long-Short Fund	11,115,094
Global Small Cap Fund	3,277,558
U.S. Equity Fund	3,091,978

Annual Report 2014

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 11, 2014, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder

2014 Annual Report

Supplemental Information (Unaudited) (continued)

services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates commenced management of a number of the Funds only upon those Funds’ reorganization into the Trust. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2014:

Aberdeen European Equity Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period.

Aberdeen Latin American Equity Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period.

Aberdeen China Opportunities Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 5-year period and underperformed its peer group average and benchmark for the 1- and 3-year periods.

Aberdeen Equity Long-Short Fund. The Board noted that the Fund underperformed its peer group average and primary benchmark for the 1-, 3-, 5-and 10-year periods but outperformed its secondary benchmark for the 1-, 3-, 5- and 10-year periods.

Aberdeen Global Equity Fund. The Board noted that the Fund underperformed its peer group average and its benchmark for the 1-, 3- and 5-year periods. The Fund outperformed its peer group and its benchmark for the 10-year period.

Aberdeen Global Small Cap Fund. The Board noted that the Fund outperformed its peer group average for the 3- and 5-year periods and underperformed its peer group average for the 1-,and 10- year periods. The Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board noted the fact that the Advisers commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous investment adviser.

Aberdeen International Equity Fund. The Board noted that the Fund outperformed its peer group average and its benchmark for the 3-, 5- and 10-year periods. The Fund underperformed its peer group and its benchmark for the 1-year period.

Aberdeen Global Natural Resources Fund. The Board noted that the Fund underperformed its peer group average and its benchmark for the 1-, 3-and 5-year periods.

Aberdeen Small Cap Fund. The Board noted that the Fund outperformed its peer group average for the 10-year period and underperformed its peer group average for the 1-, 3- and 5-year periods. The Fund outperformed its benchmark for the 1-, 5- and 10- year periods and underperformed its benchmark for the 3-year period. The Board noted that the Adviser began advising the Fund on June 23, 2008, and that performance prior to that date represents the performance of the Fund’s previous investment adviser.

Aberdeen U.S. Equity Fund. The Board noted that the Fund underperformed its peer group average and its benchmark for the 1-, 3-, 5- and 10-year periods.

Aberdeen Emerging Markets Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 3- and 5-year periods and underperformed its peer group average and its benchmark for the 1-year period.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1-year period and outperformed its peer group average and benchmark for the 3-year period.

Annual Report 2014

Supplemental Information (Unaudited) (continued)

Aberdeen Asia-Pacific Smaller Companies Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1-year period.

After discussion, the Board concluded that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen European Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen Latin American Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen China Opportunities Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Aberdeen Equity Long-Short Fund. The Board considered that the Fund’s net management fee was approximately at the median of the Expense Group, that net total expenses excluding investment-related expenses were below the median of the Expense Group and that net total expenses including investment-related expenses were above the median of the Expense Group.

Aberdeen Global Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Aberdeen Global Small Cap Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group. The Trustees noted that management had implemented breakpoints in the Fund’s advisory fee schedule in 2010.

Aberdeen International Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Aberdeen Global Natural Resources Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group.

Aberdeen Small Cap Fund. The Board considered that the Fund’s net management fee was equal to the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group.

Aberdeen U.S. Equity Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

2014 Annual Report

Supplemental Information (Unaudited) (concluded)

Aberdeen Emerging Markets Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses were below the median of the Expense Group.

Aberdeen Asia-Pacific Smaller Companies Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each above the median of the Expense Group.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and that certain Funds were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•	whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•	so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2014

Management of the Funds (Unaudited)

As of October 31, 2014

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately-owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	27	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	24	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	27	None.

2014 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron AMI International Asset Management (formerly, Toron Investment Management) (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	27	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	24	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	24	None.

Annual Report 2014

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Interested Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991–2014) of Aberdeen Asset Management Asia Limited and a Director (2000–2014) of Aberdeen Asset Management Limited. He was a Director (1995–2014) and was President (September 2006–2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2014 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Vice President and Head of Compliance– Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (since March 2014) and Deputy Chief Compliance Officer (Since December 2013)	Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008–April 2011.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

Annual Report 2014

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the Europe, Middle East and Africa region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product–US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.

2014 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. O’Neill, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Annual Report 2014

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-AR

Aberdeen Funds

Asset Allocations Series

Annual Report

October 31, 2014

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Report of Independent Registered Public Accounting Firm	Page 43

Other Tax Information	Page 44

Shareholder Expense Example	Page 45

Supplemental Information	Page 46

Management of the Funds	Page 49

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each Fund of Aberdeen Funds is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2014

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Annual Report covering the activities for the twelve-month period ended October 31, 2014.

Market overview

Global equity markets continued to be dominated by concerns over global economic growth levels during the reporting period, lagging their U.S. counterparts. Strong U.S. equity market performance buoyed global markets as deflationary pressures continued to cause headwinds in Europe. Meanwhile, emerging markets finished the period with weak returns as a strong sell-off in September overshadowed gains from earlier in the year. The fixed income universe was volatile over the period, as investment-grade core and total return bond markets delivered modest returns against the backdrop of struggling global equity markets and falling commodity prices. Meanwhile, the global high yield bond market came under significant pressure during the period after yields and spreads made new lows in late June.

Markets continue to brace for more headwinds as we enter 2015 given the environment of slow global growth, a potential U.S. interest rate hike on the horizon and falling oil prices. In the U.S., voters elected eight new Republican senators as the GOP will take control of both houses of Congress in January 2015. The implications of this shift remain unclear, but dramatic legislative moves are likely to be made regarding healthcare and government spending. In emerging markets, the election of pro-business candidate Narendra Modi as the new Prime Minister of India has buoyed the outlook for the world’s 10th largest economy. In Europe, tensions between Russia and the West continue to hinder Russian markets.

Anne Richards, Aberdeen Asset Management PLC’s (Aberdeen) Global Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

As of April 1, 2014, Aberdeen Asset Management PLC completed the acquisition of Scottish Widows Investment Partnership (SWIP) from Lloyds Banking Group in the UK. During the period, the integration of SWIP into the wider Aberdeen group continued to progress. The acquisition combines Aberdeen and SWIP’s strengths across fixed income, real estate, active and quantitative equities, investment solutions and alternatives. The acquisition of SWIP will not have a direct impact on any funds in the Aberdeen Fund family but will significantly add to Aberdeen’s global investment capabilities.

During the period, Aberdeen reached an agreement with the European Tour and the Scottish Government to extend our sponsorship of the Aberdeen Asset Management Scottish Open through 2020.

Aberdeen received several industry awards during the period, including 12 Mutual Fund Education Association (MFEA) STAR Awards for financial communications in both digital and direct marketing categories.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Kind Regards,

Yours sincerely,

/s/ Bev Hendry

Bev Hendry

President

Aberdeen Funds

2014 Annual Report

1

Market Review

In our opinion, the performances of the major global equity markets for the 12-month period ended October 31, 2014, might be best described as “all over the map”—literally. There was marked divergence in stock returns among geographical regions. On the surface, it appeared that global equities generally posted respectable gains, with the MSCI World Index, the developed-market benchmark, rising 9.3% (in U.S. dollars) over the period. However, the strength in the markets was concentrated on the western side of the Atlantic Ocean, with the U.S. broader-market S&P 500 Index climbing 17.3%. In contrast, the MSCI World ex US Index was up just 0.2% during the period, dragged down mainly by investors’ concerns about economic growth in Europe and the continued rise in the U.S. dollar against most major global currencies. Both the euro and the Japanese yen declined sharply against the U.S. dollar over the period, with the latter currency experiencing particular weakness. The upturn in the U.S. market was the primary contributor to the outperformance of developed markets versus their emerging counterparts, as measured by the MSCI Emerging Markets Index, which returned 1.0% for the reporting period. The sharp decline in oil prices over the annual period had a mixed effect on the global markets: Importing nations were notable beneficiaries, whereas exporters such as Russia came under pressure as lower oil prices may aggravate revenue shortfalls caused by a raft of Western sanctions.

Unlike many other regions, the U.S. equity market benefited from a generally improving economy over the reporting period. Healthy gross domestic product (GDP) growth in the fourth quarter of 2013 and the second and third quarters of 2014 offset a decline in the first quarter of the year, most likely attributable to bad weather-induced weakness in consumer spending. Additionally, the unemployment rate fell substantially during the period, although the labor participation rate declined to its lowest level in 36 years. Investors remained focused on U.S. monetary policy for much of the period. Former Federal Reserve (Fed) vice chair Janet Yellen succeeded Ben Bernanke as head of the Fed in February 2014. The Fed began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January 2014, and ended its tapering in late October.

United Kingdom (UK) stocks saw marginal gains while European equities ended the period modestly lower. Economic recovery in the Eurozone1 remains fragile and much slower-paced than in the U.S. and UK. The European labor market has continued to improve, albeit unevenly, as has household confidence; however, inflation expectations are dangerously low for the region. Late in the reporting period, the European Central Bank (ECB) announced that, if required, it would use “unconventional policy instruments” in support of the Eurozone economy. However, there are doubts over the scale and potential effectiveness of such measures. In Japan, the yen’s weakness lifted equity markets overall, but gains were pared because of doubts over the efficacy of Prime Minister Shinzo Abe’s “third arrow” stimulus measures, as well as the impact of the consumption tax hike that was implemented in April 2014.

Within the global emerging equity markets, strong performance in India and, to a lesser extent, China, was counterbalanced by notable weakness in Latin America and Russia. Indian stocks rallied after the business-friendly Bharatiya Janata Party (BJP), headed by Narendra Modi, swept into power as that country’s first single-party majority in 25 years. The Chinese market was bolstered by signs of an upturn in economic growth. Additionally, investors appeared to take a favorable view of a proposed pilot program for mutual market connectivity between Hong Kong and Shanghai, as it was seen as a significant step towards cross-border capital market integration. The program commenced operations shortly after the end of the reporting period in mid-November. In Latin America, Brazilian equities were hampered as investor sentiment soured in reaction to the nation’s bitterly-contested presidential election. Brazil’s incumbent president, Dilma Rousseff, whose policies generally are perceived as unfriendly to business, edged out her opponent, Aecio Neves, to secure a second term. Ongoing geopolitical tensions surrounding Russia’s expanded military presence in Ukraine had a negative impact on the Russian market for the period.

The global bond markets experienced periods of volatility over the reporting period, which increased more significantly in August and October. Concerns over faltering global economic growth, combined with heightened fears of potential deflation in Europe, drove much of the uncertainty. Nonetheless, the global fixed income markets collectively finished in positive territory for the period. Investment-grade bonds outperformed high yield securities, with the Bank of America Merrill Lynch Global Broad Market Corporate Index advancing 6.4% versus the 5.9% return of the Bank of America Merrill Lynch Global High Yield Constrained Index. Emerging markets debt, as measured by the J.P. Morgan EMBI Global Diversified Index, was the strongest-performing segment within the global fixed income universe, climbing 8.6% for the period, as investors focused on the yield differential between emerging and developed markets, rather than the geopolitical tensions between Russia and Ukraine.

Outlook

In our opinion, the global economic and monetary environment remains supportive of equities relative to fixed income and cash. We believe that the end to U.S. quantitative easing in late October, higher interest rates in 2015, and improvement in the U.S. economy could lead to continued strengthening of the U.S. dollar. Our overall view on interest rates is that they will remain low for an extended period. Confidence in the global recovery has improved somewhat, given the pick-up in U.S. economic activity. However, we feel that the picture is less rosy elsewhere in the developed world. The Eurozone continues to suffer from high debt and unemployment. We remain cautious about Japan, as the recovery in household consumption has been slower than expected. However, these conditions have led to unprecedented monetary stimulus in both regions, which we think may potentially create investment opportunities. We believe that prospects for emerging economies also remain mixed, with recent market developments highlighting sensitivities to U.S. monetary policy. At the corporate level, we observe efforts to boost margins through cost-cuts and reorganization, although this has yet to translate into a broader trend of improving profitability.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Annual Report 2014

2

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Class A shares at net asset value net of fees) returned 6.70% for the 12-month period ended October 31, 2014, versus the 0.04% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Alternative Global Macro Funds (consisting of 302 funds) was 3.01%.

Global asset class performance was somewhat varied at the beginning of the reporting period, with U.S. equities, as measured by the broader-market S&P 500 Index, continuing to outperform other major global equity and non-equity indices. Economic data in the U.S. continued to offer enough indications of positive momentum to keep pushing U.S. stock prices to new record highs. The combination of positive domestic manufacturing data, subdued energy prices and reasonably stable interest rates remained appealing for many investors, especially when viewed relative to the more sluggish global growth outlook. U.S. equities posted strong returns across the board, with smaller-capitalization companies performing particularly well. Emerging markets performance was more mixed, but showed strength in the wake of the dovish comments from Federal Reserve (Fed) Chairwoman nominee (and subsequent appointee), Janet Yellen, and positive growth signs from China’s Third Plenum meetings.

Overall global market returns ended 2013 on a mixed note, with U.S. equities capping a very strong year in which they significantly outperformed most other global asset classes. Economic data in the U.S. continued to suggest a quickening in the pace of economic expansion, with strengthening manufacturing data, subdued energy prices and the expectation of a generally accommodative stance by the Fed helping to maintain a constructive backdrop for economic growth. The S&P 500 Index delivered its best calendar-year performance since 1997, with equity returns strong across the market capitalization range, particularly in the micro-cap segment. Conversely, emerging market equities continued their weak results and finished 2013 with negative overall returns.

Global financial markets began 2014 with a decidedly different tone than the year just ended, as weaker U.S. economic data and continued turbulence in emerging markets contributed to renewed risk-aversion among investors. The S&P 500 Index actually rose to a record high in mid-January and then proceeded to post a negative return for the full month. Persistent concerns about slowing economic growth in China and deflationary pressures in Europe added further to negative investor sentiment. Against this backdrop, “safe–haven” assets such as the 10-year U.S. Treasury found renewed favor with anxious investors.

Despite the significant flight to safety trade to start the year, investors regained some appetite for risk over the course of the first and second quarters. Even with the emergence of significant geopolitical tensions around the Ukraine and lingering uncertainties around economic growth rates in China, risk assets still managed to deliver generally positive performance. An improving job market and signs that economic growth in the US was shaking off the effects of a harsh winter helped offset these concerns as well as anxieties about the continued wind-down of Fed monetary stimulus. Against this backdrop, US stock market performance reflected a shift in investor sentiment toward a somewhat more defensive posture. Larger-company stock indices such as the S&P 500 Index delivered positive returns, although more growth-oriented small-company stocks saw negative performance from this trend.

In contrast to the generally strong first half of 2014, global risk assets ended the reporting period on a challenging note, as markets experienced a somewhat choppy late summer and then saw the extended period of relative calm come to a dramatic end in October. Broad U.S. equity market indices opened the month near record levels only to experience steep mid-month declines, followed by an equally strong rebound to close the period. In our view, this renewed volatility reflected the persistent reality that, while economic fundamentals continued their steady improvement in the U.S., key regions of the global economy continued to struggle with uneven growth trends and persistent deflationary pressures. Reflecting investor’s acute monetary policy sensitivities, the Bank of Japan contributed significantly to the sharp rebound in risk assets with an unexpected month-end announcement sharply increasing the scale and scope of its stimulus activities.

The reporting period was characterized by intervals of market volatility. The Fund’s holding in Gotham Absolute Return Fund was a significant positive contributor to performance, along with positive absolute returns from other long-short holdings, including Robeco Boston Partners Long/Short Research Fund and Aberdeen Equity Long-Short Fund. The AQR Managed Futures Strategy Fund also bolstered Fund performance for the period. The Fund’s opportunistic positioning in the Tortoise MLP & Pipeline Fund added to performance, along with strong returns from U.S. real estate investment trust exposures and currency hedged Japanese equities. The Fund’s fixed income assets also generated positive returns for the period, with both Aberdeen High Yield Fund and Eaton Vance Floating-Rate Note Fund contributing to performance. A notable detractor from Fund performance among the opportunistic holdings was the Aberdeen Asia-Pacific Smaller Companies Fund, which posted a negative return for the reporting period.

The Fund is currently invested consistent with our views on the global macroeconomic outlook, which, in our opinion, is favorably inclined toward risk assets in the medium term given stronger economic results in the U.S., as well as aggressive stimulus policies prevailing in key segments of the global economy like the Eurozone and Japan. The Fund remains highly diversified and has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end

2014 Annual Report

3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.70%	7.62%	5.96%
	w/SC2	0.57%	6.36%	5.33%
Class C	w/o SC	5.91%	6.84%	5.19%
	w/SC3	4.91%	6.84%	5.19%
Class R4	w/o SC	6.45%	7.28%	5.66%
Institutional Service Class[4,5]	w/o SC	7.02%	7.74%	6.01%
Institutional Class[4]	w/o SC	6.94%	7.89%	6.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2014 Annual Report

5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Mutual Funds	81.7%
Exchange Traded Funds	14.1%
Repurchase Agreement	5.7%
Liabilities in excess of other assets	(1.5)%
100.0%

Top Industries
Alternative Investment	59.5%
Equity Funds	17.9%
Fixed Income Funds	16.3%
Real Estate Investment Trust (REIT) Funds	2.1%
Other	4.2%
100.0%

Top Holdings*
Whitebox Tactical Opportunities Fund, Institutional Class	12.7%
Gotham Absolute Return Fund, Institutional Class	11.0%
Arbitrage Event Driven Fund, Institutional Class	10.9%
Robeco Boston Partners Long/Short Research Fund, Institutional Class	10.2%
AQR Managed Futures Strategy Fund, Class I	8.0%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	6.5%
Nuveen Preferred Securities Fund, Institutional Class	6.2%
Tortoise MLP & Pipeline Fund, Institutional Class	5.9%
First Trust Health Care AlphaDEX Fund	5.5%
Aberdeen Equity Long-Short Fund, Institutional Class	5.2%
Other	17.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

6

Statement of Investments

October 31, 2014

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (81.7%)
Alternative Investment (59.5%)
Aberdeen Equity Long-Short Fund, Institutional Class (a)	433,337	$5,442,716
AQR Managed Futures Strategy Fund, Class I (b)	787,589	8,246,056
Arbitrage Event Driven Fund, Institutional Class	1,114,228	11,287,133
Gotham Absolute Return Fund, Institutional Class	822,313	11,405,487
Parametric Absolute Return Fund, Institutional Class	168,956	1,615,216
Robeco Boston Partners Long/Short Research Fund, Institutional Class	698,164	10,542,275
Whitebox Tactical Opportunities Fund, Institutional Class	1,060,944	13,123,870
		61,662,753
Equity Fund (5.9%)
Tortoise MLP & Pipeline Fund, Institutional Class	332,301	6,120,992
Fixed Income Funds (16.3%)
Aberdeen Asia Bond Fund, Institutional Class (a)	411,229	4,202,756
Aberdeen Global High Income Fund, Class I (a)	212,963	2,097,689
Eaton Vance Floating-Rate Fund, Class I	461,708	4,159,989
Nuveen Preferred Securities Fund, Institutional Class	367,575	6,377,421
		16,837,855
Total Mutual Funds		84,621,600
EXCHANGE TRADED FUNDS (14.1%)
Equity Funds (12.0%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	167,032	6,793,191
First Trust Health Care AlphaDEX Fund (b)	96,431	5,679,786
		12,472,977
Real Estate Investment Trust (REIT) Funds (2.1%)
iShares Cohen & Steers REIT ETF	23,178	2,170,852
Total Exchange Traded Funds		14,643,829
REPURCHASE AGREEMENT (5.7%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $5,853,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $5,974,462	$5,853,000	5,853,000
Total Repurchase Agreement		5,853,000
Total Investments (Cost $102,367,857) (c)—101.5%		105,118,429

Liabilities in excess of other assets—(1.5)%		(1,512,632)
Net Assets—100.0%		$103,605,797

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2014 Annual Report

7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Class A shares at net asset value net of fees) returned 7.10% for the 12-month period ended October 31, 2014, versus the 4.14% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period and the 6.30% return of its secondary benchmark, 50% MSCI All Country World Index/50% Barclays U.S. Aggregate Bond Index, for the period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 482 funds) was 5.44%.

Global asset class performance was somewhat varied at the beginning of the reporting period, with U.S. equities, as measured by the broader-market S&P 500 Index, continuing to outperform other major global equity and non-equity indices. Economic data in the U.S. continued to offer enough indications of positive momentum to keep pushing U.S. stock prices to new record highs. The combination of positive domestic manufacturing data, subdued energy prices and reasonably stable interest rates remained appealing for many investors, especially when viewed relative to the more sluggish global growth outlook. U.S. equities posted strong returns across the board, with smaller-capitalization companies performing particularly well. Emerging markets performance was more mixed, but showed strength in the wake of the dovish comments from Federal Reserve (Fed) Chairwoman nominee (and subsequent appointee) Janet Yellen and positive growth signs from China’s Third Plenum meetings.

Overall global market returns ended 2013 on a mixed note, with U.S. equities capping a very strong year in which they significantly outperformed most other global asset classes. Economic data in the U.S. continued to suggest a quickening in the pace of economic expansion, with strengthening manufacturing data, subdued energy prices and the expectation of a generally accommodative stance by the Fed helping to maintain a constructive backdrop for economic growth. The S&P 500 Index delivered its best calendar-year performance since 1997, with equity returns strong across the market capitalization range, particularly in the micro-cap segment. Conversely, emerging market equities continued their weak results and finished 2013 with negative overall returns.

Global financial markets began 2014 with a decidedly different tone than the year just ended, as weaker U.S. economic data and continued turbulence in emerging markets contributed to renewed risk-aversion among investors. The S&P 500 Index actually rose to a record high in mid-January and then proceeded to post a negative return for the full month. Persistent concerns about slowing economic growth in China and deflationary pressures in Europe added further to negative investor sentiment. Against this backdrop, “safe–haven” assets such as the 10-year U.S. Treasury found renewed favor with anxious investors.

Despite the significant flight to safety trade to start the year, investors regained some appetite for risk over the course of the first and second quarters. Even with the emergence of significant geopolitical tensions surrounding Ukraine and lingering uncertainties regarding economic growth rates in China, risk assets still managed to deliver generally positive performance. An improving job market and signs that economic growth in the U.S. was shaking off the effects of a harsh winter helped offset these concerns as well as anxieties about the continued wind-down of Fed monetary stimulus. Against this backdrop, U.S. stock market performance reflected a shift in investor sentiment toward a somewhat more defensive posture. Larger-company stock indices such as the S&P 500 Index delivered positive returns, although more growth-oriented small-company stocks saw negative performance from this trend.

In contrast to the generally strong first half of 2014, global risk assets ended the reporting period on a challenging note, as markets experienced a somewhat choppy late summer and then saw the extended period of relative calm come to a dramatic end in October. Broad U.S. equity market indices opened the month near record levels only to experience steep mid-month declines, followed by an equally strong rebound to close the period. In our view, this renewed volatility reflected the persistent reality that, while economic fundamentals continued their steady improvement in the U.S., key regions of the global economy continued to struggle with uneven growth trends and persistent deflationary pressures. Reflecting investor’s acute monetary policy sensitivities, the Bank of Japan contributed significantly to the sharp rebound in risk assets with an unexpected month-end announcement sharply increasing the scale and scope of its stimulus activities.

The reporting period was generally favorable in terms of performance across asset classes. The Fund’s holdings in iShares Cohen & Steers REIT ETF, an exchange-traded fund which invests in real estate investment trusts, and iShares Russell Mid Cap ETF were significant contributors to performance, while the Fund’s exposures to healthcare and U.S. energy infrastructure also had a positive impact on performance. With the benign interest rate environment in 2014, the Fund’s fixed income assets also generated positive returns for the reporting period. The holdings in Nuveen Preferred Securities Fund and Aberdeen Core Fixed Income Fund both posted positive returns, while the holdings in Aberdeen High Yield Fund and Eaton Vance Floating Rate Fund were also contributors for the period. A detractor from Fund performance was the holding in Aberdeen Emerging Markets Debt Local Currency Fund, which posted a negative return. There was periodic weakness across the emerging markets asset class during the period amid continuing uncertainty about the pace of global economic growth.

The Fund is currently invested consistent with our views on the global macroeconomic outlook, which, in our opinion, is favorably inclined toward risk assets in the medium term given stronger economic results in the U.S., as well as aggressive stimulus policies prevailing in key segments of the global economy such as the Eurozone1 and Japan. The Fund remains highly diversified4 and has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

1	The Eurozone comprises the bloc of nations which has adopted the euro as common currency and legal tender.

Annual Report 2014

8

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high-yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Annual Report

9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.10%	7.53%	6.38%
	w/SC2	0.92%	6.27%	5.75%
Class C	w/o SC	6.42%	6.76%	5.59%
	w/SC3	5.42%	6.76%	5.59%
Class R4	w/o SC	6.66%	7.12%	6.00%
Institutional Service Class[4,5]	w/o SC	7.40%	7.65%	6.44%
Institutional Class[4]	w/o SC	7.40%	7.81%	6.62%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Annual Report 2014

10

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 developed markets countries and 23 emerging markets, covering approximately 85% of the global investable equity opportunity set.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Mutual Funds	64.0%
Exchange Traded Funds	33.8%
Repurchase Agreement	2.1%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Fixed Income Funds	56.3%
Equity Funds	30.3%
Real Estate Investment Trust (REIT) Funds	11.2%
Other	2.2%
100.0%
Top Holdings*
Nuveen Preferred Securities Fund, Institutional Class	13.5%
Eaton Vance Floating-Rate Fund, Class I	12.5%
Oppenheimer International Bond Fund, Class Y	7.2%
Vanguard High Dividend Yield ETF	7.2%
Aberdeen High Yield Fund, Institutional Class	7.1%
iShares Cohen & Steers REIT ETF	6.8%
Aberdeen Core Fixed Income Fund, Institutional Class	6.3%
Aberdeen Asia Bond Fund, Institutional Class	5.7%
iShares Global Infrastructure ETF	5.1%
Aberdeen International Equity Fund, Institutional Class	4.9%
Other	23.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

11

Statement of Investments

October 31, 2014

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (64.0%)
Equity Funds (7.7%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	48,119	$716,975
Aberdeen International Equity Fund, Institutional Class (a)	81,294	1,236,484
		1,953,459
Fixed Income Funds (56.3%)
Aberdeen Asia Bond Fund, Institutional Class (a)	139,646	1,427,180
Aberdeen Core Fixed Income Fund, Institutional Class (a)	145,262	1,586,264
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	116,058	1,016,667
Aberdeen High Yield Fund, Institutional Class (a)	193,781	1,784,726
Eaton Vance Floating-Rate Fund, Class I	348,931	3,143,867
Nuveen Preferred Securities Fund, Institutional Class	196,004	3,400,664
Oppenheimer International Bond Fund, Class Y	302,329	1,820,020
		14,179,388
Total Mutual Funds		16,132,847
EXCHANGE TRADED FUNDS (33.8%)
Equity Funds (22.6%)
ETRACS Alerian MLP Infrastructure Index ETN	23,484	1,011,691
iShares Global Healthcare ETF	10,788	1,079,987
iShares Global Infrastructure ETF	29,591	1,280,699
iShares Russell Midcap ETF	3,174	518,409
Vanguard High Dividend Yield ETF	26,643	1,813,056
		5,703,842
Real Estate Investment Trust (REIT) Funds (11.2%)
iShares Cohen & Steers REIT ETF	18,206	1,705,174
SPDR Dow Jones International Real Estate Fund	25,334	1,102,282
		2,807,456
Total Exchange Traded Funds		8,511,298
REPURCHASE AGREEMENT (2.1%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $538,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $553,560	$538,000	538,000
Total Repurchase Agreement		538,000
Total Investments (Cost $24,397,411) (b)—99.9%		25,182,145

Other assets in excess of liabilities—0.1%		24,581
Net Assets—100.0%		$25,206,726

(a)	Investment in affiliate.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
ETN	Exchange Traded Note
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Annual Report 2014

12

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Class A shares at net asset value net of fees) returned 8.03% for the 12-month period ended October 31, 2014, versus the 8.32% return of its benchmark, the MSCI All Country World Index, for the same period and the 6.72% return of its secondary benchmark, 60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index, for the period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 482 funds) was 5.44%.

Global asset class performance was somewhat varied to start the reporting period, with US equities, as measured by the broader-market S&P 500 Index, continuing to outperform other major global equity and non-equity indices. Economic data in the US continued to offer enough indications of positive momentum to keep pushing US stock prices to new record highs. The combination of positive domestic manufacturing data, subdued energy prices and reasonably stable interest rates remained appealing for many investors, especially when viewed relative to the more sluggish global growth outlook. US equities posted strong returns across the board, with smaller-capitalization companies in particular performing well. Emerging markets performance was more mixed, but showed strength in the wake of the dovish comments from Federal Reserve (Fed) Chairwoman nominee (and subsequent appointee) Janet Yellen and positive growth signs from China’s Third Plenum meetings.

Overall global market returns ended 2013 on a mixed note, with U.S. equities capping a very strong year in which they significantly outperformed most other global asset classes. Economic data in the U.S. continued to suggest a quickening in the pace of economic expansion, with strengthening manufacturing data, subdued energy prices and the expectation of a generally accommodative stance by the Fed helping to maintain a constructive backdrop for economic growth. The S&P 500 Index delivered its best calendar-year performance since 1997, with equity returns strong across the market capitalization range, particularly in the micro-cap segment. Conversely, emerging market equities continued their weak results and finished 2013 with negative overall returns.

Global financial markets began 2014 with a decidedly different tone than the year just ended, as weaker U.S. economic data and continued turbulence in emerging markets contributed to renewed risk-aversion among investors. The S&P 500 Index actually rose to a record high in mid-January and then proceeded to post a negative return for the full month. Persistent concerns about slowing economic growth in China and deflationary pressures in Europe added further to negative investor sentiment. Against this backdrop, “safe–haven” assets such as the 10-year U.S. Treasury found renewed favor with anxious investors.

Despite the significant flight to safety trade to start the year, investors regained some appetite for risk over the course of the first and second quarters. Even with the emergence of significant geopolitical tensions surrounding Ukraine and lingering uncertainties regarding economic growth rates in China, risk assets still managed to deliver generally positive performance. An improving job market and signs that economic growth in the U.S. was shaking off the effects of a harsh winter helped offset these concerns as well as anxieties about the continued wind-down of Fed monetary stimulus. Against this backdrop, U.S. stock market performance reflected a shift in investor sentiment toward a somewhat more defensive posture. Larger-company stock indices such as the S&P 500 Index delivered positive returns, although more growth-oriented small-company stocks saw negative performance from this trend.

In contrast to the generally strong first half of 2014, global risk assets ended the reporting period on a challenging note, as markets experienced a somewhat choppy late summer and then saw the extended period of relative calm come to a dramatic end in October. Broad U.S. equity market indices opened the month near record levels only to experience steep mid-month declines, followed by an equally strong rebound to close the period. In our view, this renewed volatility reflected the persistent reality that, while economic fundamentals continued their steady improvement in the U.S., key regions of the global economy continued to struggle with uneven growth trends and persistent deflationary pressures. Reflecting investor’s acute monetary policy sensitivities, the Bank of Japan (BOJ) contributed significantly to the sharp rebound in risk assets with an unexpected month-end announcement sharply increasing the scale and scope of its stimulus activities.

The annual period was generally favorable in terms of performance across asset classes. The Fund’s holdings in First Trust Health Care AlphaDEX Fund and iShares Cohen & Steers REIT ETF, an exchange-traded fund which invests in real estate investment trusts, were significant contributors to performance, along with strong overall returns from the Fund’s holdings in U.S. equities, particularly the large- and mid-cap segments of the market. The Fund’s exposure to U.S. energy infrastructure in Tortoise MLP & Pipeline Fund also had a strong positive impact on performance. With the benign interest rate environment in 2014, the Fund’s fixed income assets also generated positive returns for the annual period. The holdings in Aberdeen Core Fixed Income Fund and Oppenheimer International Bond Fund both posted positive returns, while the position in Nuveen Preferred Securities Fund also contributed for the period. A significant detractor from Fund performance for the reporting period was the holding in Credit Suisse Commodity Return Strategy Fund, which posted a significantly negative return. There was notable weakness across the commodities asset class during the period amid continuing uncertainty about the pace of global economic growth.

The Fund is currently invested consistent with our views on the global macroeconomic outlook, which, in our opinion, is favorably inclined toward risk assets in the medium term given stronger economic results in the U.S., as well as aggressive stimulus policies prevailing in key segments of the global economy such as the Eurozone1 and Japan. The Fund remains highly diversified4 and has

1	The Eurozone comprises the bloc of nations which has adopted the euro as common currency and legal tender.

2014 Annual Report

13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

14

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	8.03%	8.64%	6.58%
	w/SC2	1.84%	7.36%	5.95%
Class C	w/o SC	7.28%	7.87%	5.82%
	w/SC3	6.28%	7.87%	5.82%
Class R4	w/o SC	7.52%	8.33%	6.26%
Institutional Service Class[4,5]	w/o SC	8.36%	8.78%	6.65%
Institutional Class[4,5]	w/o SC	8.28%	8.85%	6.68%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	The performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A shares. During this period Institutional Class did not have any shareholders. The performance of Class A is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2014 Annual Report

15

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 developed markets countries and 23 emerging markets, covering approximately 85% of the global investable equity opportunity set.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Mutual Funds	61.9%
Exchange Traded Funds	34.3%
Repurchase Agreement	2.6%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries
Equity Funds	58.6%
Fixed Income Funds	27.8%
Real Estate Investment Trust (REIT) Funds	5.0%
Alternative Investment	4.8%
Other	3.8%
100.0%

Top Holdings*
iShares Core S&P 500 ETF	9.3%
Aberdeen International Equity Fund, Institutional Class	9.0%
Tortoise MLP & Pipeline Fund, Institutional Class	7.9%
First Trust Health Care AlphaDEX Fund	7.2%
iShares Russell Midcap ETF	7.1%
Nuveen Preferred Securities Fund, Institutional Class	6.3%
Aberdeen Small Cap Fund, Institutional Class	6.2%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	5.7%
Aberdeen Core Fixed Income Fund, Institutional Class	5.3%
Aberdeen Asia Bond Fund, Institutional Class	5.1%
Other	30.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

16

Statement of Investments

October 31, 2014

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (61.9%)
Alternative Investment (4.8%)
AQR Managed Futures Strategy Fund, Class I (a)	112,095	$1,173,634
Equity Funds (29.3%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (b)	72,925	741,649
Aberdeen Emerging Markets Fund, Institutional Class (b)	50,407	751,058
Aberdeen International Equity Fund, Institutional Class (b)	144,849	2,203,155
Aberdeen Small Cap Fund, Institutional Class (a)(b)	60,900	1,518,244
Tortoise MLP & Pipeline Fund, Institutional Class	104,749	1,929,473
		7,143,579
Fixed Income Funds (27.8%)
Aberdeen Asia Bond Fund, Institutional Class (b)	121,408	1,240,794
Aberdeen Core Fixed Income Fund, Institutional Class (b)	117,838	1,286,794
Aberdeen Global High Income Fund, Class I (b)	98,953	974,684
Eaton Vance Floating-Rate Fund, Class I	57,113	514,587
Nuveen Preferred Securities Fund, Institutional Class	88,590	1,537,037
Oppenheimer International Bond Fund, Class Y	205,367	1,236,311
		6,790,207
Total Mutual Funds		15,107,420
EXCHANGE TRADED FUNDS (34.3%)
Equity Funds (29.3%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	34,273	1,393,883
First Trust Health Care AlphaDEX Fund (a)	29,717	1,750,331
iShares Core S&P 500 ETF	11,152	2,263,745
iShares Russell Midcap ETF	10,677	1,743,874
		7,151,833
Real Estate Investment Trust (REIT) Funds (5.0%)
iShares Cohen & Steers REIT ETF	13,230	1,239,122
Total Exchange Traded Funds		8,390,955
REPURCHASE AGREEMENT (2.6%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $625,000, collateralized by U.S. Treasury Note, maturing 5/31/2021; total market value of $639,763	$625,000	625,000
Total Repurchase Agreement		625,000
Total Investments (Cost $21,887,248) (c)—98.8%		24,123,375

Other assets in excess of liabilities—1.2%		293,488
Net Assets—100.0%		$24,416,863

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2014 Annual Report

17

Statements of Assets and Liabilities

October 31, 2014

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$87,522,268	$16,875,849	$14,781,997
Investments in affiliates, at value	11,743,161	7,768,296	8,716,378
Repurchase agreements, at value	5,853,000	538,000	625,000

Total investments	105,118,429	25,182,145	24,123,375

Cash	–	584	–
Receivable for Investments Sold	–	–	723,918
Receivable from Transfer Agent	–	–	335,338
Receivable for capital shares issued	336,225	19,394	5,095
Receivable from Adviser	36,862	13,412	16,457
Interest and dividends receivable	22,352	15,494	7,095
Prepaid expenses	37,066	34,079	34,554

Total assets	105,550,934	25,265,108	25,245,832

Liabilities:
Payable for investments purchased	785,543	16,870	393,640
Due to custodian	1,058,455	–	336,372
Payable for capital shares redeemed	41,276	10,524	68,575
Accrued expenses and other payables:
Distribution fees	16,778	14,372	13,039
Investment advisory fees	12,464	3,182	3,061
Transfer agent fees	9,014	1,849	938
Printing fees	5,374	2,329	3,872
Administration fees	6,647	1,697	1,633
Fund accounting fees	1,269	382	364
Administrative services fees	573	157	252
Legal fees	278	81	78
Custodian fees	10	20	92
Other	7,456	6,919	7,053

Total liabilities	1,945,137	58,382	828,969

Net Assets	$103,605,797	$25,206,726	$24,416,863

Cost:
Investments	$84,994,653	$15,939,638	$12,617,616
Investments in affiliates	11,520,204	7,919,773	8,644,632
Repurchase agreements	5,853,000	538,000	625,000

Represented by:
Capital	$119,515,906	$23,220,291	$24,165,839
Accumulated net investment income/(loss)	75,832	89,624	35,140
Accumulated net realized gain/(loss) from investments	(18,736,513)	1,112,077	(2,020,243)
Net unrealized appreciation on investments	2,750,572	784,734	2,236,127

Net Assets	$103,605,797	$25,206,726	$24,416,863

Net Assets:
Class A Shares	$21,607,526	$7,542,088	$9,506,240
Class C Shares	15,564,684	14,905,583	12,939,101
Class R Shares	348,463	408,102	453,822
Institutional Service Class Shares	11,694	11,554	11,879
Institutional Class Shares	66,073,430	2,339,399	1,505,821

Total	$103,605,797	$25,206,726	$24,416,863

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

18

Statements of Assets and Liabilities (concluded)

October 31, 2014

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,622,058	580,439	714,785
Class C Shares	1,207,288	1,169,458	991,055
Class R Shares	26,308	31,640	34,297
Institutional Service Class Shares	870	891	897
Institutional Class Shares	4,919,286	180,315	113,737

Total	7,775,810	1,962,743	1,854,771

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.32	$12.99	$13.30
Class C Shares (a)	$12.89	$12.75	$13.06
Class R Shares	$13.25	$12.90	$13.23
Institutional Service Class Shares	$13.44	$12.97	$13.24	(b)
Institutional Class Shares	$13.43	$12.97	$13.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.13	$13.78	$14.11
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2014 due to financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

19

Statements of Operations

For the Year Ended October 31, 2014

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$395,872	$635,328	$335,859
Dividend income from affiliates	127,040	309,724	197,837
Other income	–	110	–

	522,912	945,162	533,696

Expenses:
Investment advisory fees	91,885	39,805	38,176
Administration fees	49,005	21,229	20,361
Distribution fees Class A	28,119	19,618	24,414
Distribution fees Class C	131,199	161,716	140,175
Distribution fees Class R	1,200	1,948	2,189
Administrative services fees Class A	2,776	700	2,160
Administrative services fees Class R	190	846	873
Transfer agent fees	98,264	41,858	52,140
Registration and filing fees	63,180	64,318	63,483
Printing fees	25,461	17,672	18,681
Audit fees	20,235	20,235	20,235
Custodian fees	6,312	2,605	3,070
Fund accounting fees	5,207	2,113	2,151
Legal fees	3,686	2,550	2,224
Trustee fees	2,468	1,175	1,124
Other	5,859	4,124	4,109

Total operating expenses before reimbursed/waived expenses	535,046	402,512	395,565
Expenses reimbursed	(218,423)	(151,342)	(162,128)

Net expenses	316,623	251,170	233,437

Net Investment Income	206,289	693,992	300,259

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	190,060	200,058	136,947
Realized gain distributions from underlying non-affiliated funds	242,832	53,019	112,103
Realized gain/(loss) from investment transactions from affiliated funds	(163,383)	308,403	952,507
Realized gain from investment transactions from non-affiliated funds	1,588,339	1,677,601	109,345

Net realized gain from investments	1,857,848	2,239,081	1,310,902

Net change in unrealized appreciation/depreciation on investment transactions	1,158,420	(1,247,495)	242,727

Net realized/unrealized gain from investments	3,016,268	991,586	1,553,629

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,222,557	$1,685,578	$1,853,888

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

20

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$206,289	$137,440	$693,992	$775,544	$300,259	$287,535
Net realized gain from investments	1,857,848	1,402,845	2,239,081	1,823,170	1,310,902	2,635,394
Net change in unrealized appreciation/depreciation on investments	1,158,420	469,310	(1,247,495)	(279,844)	242,727	(260,415)

Changes in net assets resulting from operations	3,222,557	2,009,595	1,685,578	2,318,870	1,853,888	2,662,514

Distributions to Shareholders From:
Net investment income:
Class A	(80,959)	(74,391)	(287,000)	(285,011)	(159,098)	(174,210)
Class C	(49,661)	(126,416)	(479,010)	(460,312)	(124,077)	(165,284)
Class R	(3,156)	(2,868)	(12,297)	(10,090)	(5,096)	(4,974)
Institutional Service Class	(170)	(123)	(434)	(332)	(216)	(195)
Institutional Class	(153,831)	(36,814)	(83,432)	(61,395)	(23,269)	(15,944)

Change in net assets from shareholder distributions	(287,777)	(240,612)	(862,173)	(817,140)	(311,756)	(360,607)

Change in net assets from capital transactions	78,425,759	(2,566,354)	(4,149,223)	(8,145,204)	(3,824,091)	(5,067,535)

Change in net assets	81,360,539	(797,371)	(3,325,818)	(6,643,474)	(2,281,959)	(2,765,628)

Net Assets:
Beginning of year	22,245,258	23,042,629	28,532,544	35,176,018	26,698,822	29,464,450

End of year	$103,605,797	$22,245,258	$25,206,726	$28,532,544	$24,416,863	$26,698,822

Accumulated net investment income/(loss) at end of year	$75,832	$–	$89,624	$107,725	$35,140	$22,316

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,851,513	$1,270,665	$1,001,286	$1,212,716	$1,445,024	$830,182
Dividends reinvested	55,849	44,180	207,089	202,568	123,088	133,538
Cost of shares redeemed(a)	(3,001,757)	(2,097,806)	(2,274,714)	(4,045,490)	(2,585,883)	(3,602,163)

Total Class A	14,905,605	(782,961)	(1,066,339)	(2,630,206)	(1,017,771)	(2,638,443)

Class C Shares
Proceeds from shares issued	5,004,878	1,306,685	1,197,980	1,426,661	460,513	908,970
Dividends reinvested	23,058	52,801	285,644	278,693	70,030	90,757
Cost of shares redeemed(a)	(2,600,681)	(3,234,506)	(4,908,566)	(7,316,278)	(3,575,862)	(4,073,488)

Total Class C	2,427,255	(1,875,020)	(3,424,942)	(5,610,924)	(3,045,319)	(3,073,761)

Class R Shares
Proceeds from shares issued	206,931	98,366	31,161	59,292	87,694	143,545
Dividends reinvested	–	–	7,492	5,743	4,318	4,287
Cost of shares redeemed(a)	(244,859)	(29,270)	(30,361)	(80,343)	(68,465)	(59,708)

Total Class R	(37,928)	69,096	8,292	(15,308)	23,547	88,124

Institutional Service Class Shares
Dividends reinvested	170	123	434	332	216	195

Total Institutional Service Class	170	123	434	332	216	195

Institutional Class Shares
Proceeds from shares issued	68,619,815	1,047,202	798,364	860,166	837,085	808,081
Dividends reinvested	113,872	6,404	70,891	42,290	16,341	12,897
Cost of shares redeemed(a)	(7,603,030)	(1,031,198)	(535,923)	(791,554)	(638,190)	(264,628)

Total Institutional Class	61,130,657	22,408	333,332	110,902	215,236	556,350

Change in net assets from capital transactions:	$78,425,759	$(2,566,354)	$(4,149,223)	$(8,145,204)	$(3,824,091)	$(5,067,535)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

22

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	1,361,008	103,422	78,994	98,593	112,205	69,195
Reinvested	4,344	3,766	16,389	16,583	9,474	11,320
Redeemed	(229,073)	(172,621)	(179,245)	(327,145)	(201,191)	(300,491)

Total Class A Shares	1,136,279	(65,433)	(83,862)	(211,969)	(79,512)	(219,976)

Class C Shares
Issued	391,108	110,250	97,141	118,270	36,493	77,207
Reinvested	1,846	4,628	23,065	23,251	5,493	7,904
Redeemed	(206,022)	(274,511)	(394,559)	(602,538)	(282,250)	(345,674)

Total Class C Shares	186,932	(159,633)	(274,353)	(461,017)	(240,264)	(260,563)

Class R Shares
Issued	15,795	8,160	2,467	4,824	6,783	12,148
Reinvested	–	–	596	473	333	367
Redeemed	(19,056)	(2,465)	(2,435)	(6,470)	(5,420)	(5,016)

Total Class R Shares	(3,261)	5,695	628	(1,173)	1,696	7,499

Institutional Service Class Shares
Reinvested	13	10	35	27	17	16

Total Institutional Service Class Shares	13	10	35	27	17	16

Institutional Class Shares
Issued	5,231,802	85,803	61,922	69,825	64,327	66,809
Reinvested	8,543	542	5,595	3,463	1,259	1,092
Redeemed	(576,933)	(83,637)	(42,662)	(64,046)	(50,024)	(21,648)

Total Institutional Class Shares	4,663,412	2,708	24,855	9,242	15,562	46,253

Total change in shares:	5,983,375	(216,653)	(332,697)	(664,890)	(302,501)	(426,771)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$12.63	$0.05	$0.79	$0.84	$(0.15)	$–	$(0.15)	$13.32
Year Ended October 31, 2013	11.64	0.12	1.01	1.13	(0.14)	–	(0.14)	12.63
Year Ended October 31, 2012	10.93	0.18	0.70	0.88	(0.17)	–	(0.17)	11.64
Year Ended October 31, 2011	11.31	0.21	(0.38)	(0.17)	(0.21)	–	(0.21)	10.93
Year Ended October 31, 2010	9.89	0.13	1.42	1.55	(0.12)	(0.01)	(0.13)	11.31
Class C Shares
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	–	(0.05)	12.89
Year Ended October 31, 2013	11.33	0.03	0.97	1.00	(0.11)	–	(0.11)	12.22
Year Ended October 31, 2012	10.67	0.10	0.68	0.78	(0.12)	–	(0.12)	11.33
Year Ended October 31, 2011	11.03	0.14	(0.37)	(0.23)	(0.13)	–	(0.13)	10.67
Year Ended October 31, 2010	9.66	0.04	1.39	1.43	(0.05)	(0.01)	(0.06)	11.03
Class R Shares
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	–	(0.11)	13.25
Year Ended October 31, 2013	11.61	0.06	1.01	1.07	(0.12)	–	(0.12)	12.56
Year Ended October 31, 2012	10.90	0.14	0.71	0.85	(0.14)	–	(0.14)	11.61
Year Ended October 31, 2011	11.26	0.21	(0.42)	(0.21)	(0.15)	–	(0.15)	10.90
Year Ended October 31, 2010	9.85	0.09	1.42	1.51	(0.09)	(0.01)	(0.10)	11.26
Institutional Service Class Shares
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	–	(0.20)	13.44
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	–	(0.15)	12.75
Period from September 24, 2012 through October 31, 2012(h)(i)	11.81	0.01	(0.09)	(0.08)	–	–	–	11.73
Period from November 1, 2008 through April 22, 2009(h)(j)	8.50	0.01	(0.66)	(0.65)	(0.03)	–	(0.03)	7.82
Institutional Class Shares
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	–	(0.20)	13.43
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	–	(0.15)	12.75
Year Ended October 31, 2012	11.00	0.22	0.71	0.93	(0.20)	–	(0.20)	11.73
Year Ended October 31, 2011	11.38	0.25	(0.39)	(0.14)	(0.24)	–	(0.24)	11.00
Year Ended October 31, 2010	9.96	0.12	1.45	1.57	(0.14)	(0.01)	(0.15)	11.38

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

24

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

6.70%		$21,608	0.52%	0.36%	0.88%	54.26%
9.76%		6,135	0.52%	1.02%	1.20%	47.20%
8.14%		6,418	0.52%	1.65%	1.14%	51.62%
(1.52%)		7,624	0.51%	1.85%	1.03%	26.76%
15.73%		7,919	0.51%	1.21%	1.02%	60.00%

5.91%		15,565	1.25%	(0.36%)	1.61%	54.26%
8.91%		12,467	1.25%	0.26%	1.93%	47.20%
7.39%		13,368	1.25%	0.93%	1.87%	51.62%
(2.14%)		16,828	1.25%	1.27%	1.77%	26.76%
14.84%		23,495	1.25%	0.42%	1.76%	60.00%

6.37	%(g)	348	0.83%	0.14%	1.19%	54.26%
9.32	%(g)	371	0.88%	0.51%	1.56%	47.20%
7.85	%(g)	277	0.91%	1.22%	1.53%	51.62%
(1.77%)		254	0.79%	1.80%	1.32%	26.76%
15.43%		400	0.75%	0.91%	1.26%	60.00%

7.02%		12	0.25%	0.65%	0.61%	54.26%
10.03%		11	0.25%	1.22%	0.93%	47.20%
(0.68%)		10	0.25%	0.56%	0.87%	51.62%
(7.67%)		1	0.25%	0.17%	1.39%	7.39%

6.94%		66,073	0.25%	0.58%	0.61%	54.26%
10.03%		3,261	0.25%	1.19%	0.93%	47.20%
8.54	%(g)	2,970	0.25%	1.95%	0.87%	51.62%
(1.17%)		3,032	0.25%	2.15%	0.77%	26.76%
15.90%		3,200	0.25%	1.13%	0.76%	60.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.

2014 Annual Report

25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$12.58	$0.39	$0.48	$0.87	$(0.46)	$(0.46)	$12.99
Year Ended October 31, 2013	12.03	0.35	0.56	0.91	(0.36)	(0.36)	12.58
Year Ended October 31, 2012	11.39	0.25	0.62	0.87	(0.23)	(0.23)	12.03
Year Ended October 31, 2011	11.42	0.23	(0.03)	0.20	(0.23)	(0.23)	11.39
Year Ended October 31, 2010	10.20	0.18	1.21	1.39	(0.17)	(0.17)	11.42
Class C Shares
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	(0.37)	12.75
Year Ended October 31, 2013	11.81	0.25	0.56	0.81	(0.27)	(0.27)	12.35
Year Ended October 31, 2012	11.18	0.17	0.61	0.78	(0.15)	(0.15)	11.81
Year Ended October 31, 2011	11.22	0.15	(0.05)	0.10	(0.14)	(0.14)	11.18
Year Ended October 31, 2010	10.03	0.09	1.20	1.29	(0.10)	(0.10)	11.22
Class R Shares
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	(0.41)	12.90
Year Ended October 31, 2013	11.94	0.29	0.57	0.86	(0.31)	(0.31)	12.49
Year Ended October 31, 2012	11.31	0.19	0.62	0.81	(0.18)	(0.18)	11.94
Year Ended October 31, 2011	11.34	0.20	(0.06)	0.14	(0.17)	(0.17)	11.31
Year Ended October 31, 2010	10.13	0.10	1.26	1.36	(0.15)	(0.15)	11.34
Institutional Service Class Shares
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.39	0.57	0.96	(0.40)	(0.40)	12.57
Period from September 24, 2012 through October 31, 2012(h)(i)	12.06	0.03	(0.08)	(0.05)	–	–	12.01
Period from November 1, 2008 through April 22, 2009(h)(j)	8.77	0.06	(0.24)	(0.18)	(0.08)	(0.08)	8.51
Institutional Class Shares
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.38	0.57	0.95	(0.40)	(0.40)	12.56
Year Ended October 31, 2012	11.38	0.28	0.61	0.89	(0.26)	(0.26)	12.01
Year Ended October 31, 2011	11.41	0.26	(0.03)	0.23	(0.26)	(0.26)	11.38
Year Ended October 31, 2010	10.19	0.17	1.25	1.42	(0.20)	(0.20)	11.41

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

26

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

7.10%		$7,542	0.51%	3.06%	1.08%	29.19%
7.69%		8,357	0.53%	2.82%	1.00%	37.01%
7.73	%(g)	10,538	0.53%	2.15%	1.00%	65.34%
1.71%		9,220	0.53%	1.99%	0.92%	26.55%
13.74%		12,744	0.51%	1.66%	0.88%	41.21%

6.34	%(g)	14,906	1.25%	2.31%	1.82%	29.19%
6.96	%(g)	17,824	1.25%	2.09%	1.72%	37.01%
7.01	%(g)	22,488	1.25%	1.45%	1.72%	65.34%
1.01%		20,388	1.25%	1.27%	1.65%	26.55%
12.94%		25,853	1.25%	0.86%	1.61%	41.21%

6.66%		408	0.97%	2.58%	1.54%	29.19%
7.29%		387	0.96%	2.39%	1.43%	37.01%
7.20%		384	0.99%	1.63%	1.46%	65.34%
1.26%		410	0.87%	1.77%	1.27%	26.55%
13.51%		1,205	0.78%	0.97%	1.15%	41.21%

7.32	%(g)	12	0.25%	3.31%	0.82%	29.19%
8.10	%(g)	11	0.25%	3.10%	0.72%	37.01%
(0.41	%)(g)	10	0.25%	2.52%	0.72%	65.34%
(1.99%)		1	0.25%	1.50%	0.95%	32.11%

7.40%		2,339	0.25%	3.32%	0.82%	29.19%
8.01%		1,953	0.25%	3.10%	0.72%	37.01%
7.95%		1,756	0.25%	2.39%	0.72%	65.34%
2.00%		1,027	0.25%	2.25%	0.64%	26.55%
14.03%		1,447	0.25%	1.58%	0.54%	41.21%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.

2014 Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$12.51	$0.20	$0.80	$1.00	$(0.21)	$(0.21)	$13.30
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	(0.19)	12.51
Year Ended October 31, 2012	10.87	0.21	0.64	0.85	(0.20)	(0.20)	11.52
Year Ended October 31, 2011	10.88	0.20	(0.03)	0.17	(0.18)	(0.18)	10.87
Year Ended October 31, 2010	9.50	0.12	1.37	1.49	(0.11)	(0.11)	10.88
Class C Shares
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	(0.11)	13.06
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	(0.12)	12.28
Year Ended October 31, 2012	10.69	0.13	0.62	0.75	(0.12)	(0.12)	11.32
Year Ended October 31, 2011	10.72	0.12	(0.03)	0.09	(0.12)	(0.12)	10.69
Year Ended October 31, 2010	9.37	0.05	1.35	1.40	(0.05)	(0.05)	10.72
Class R Shares
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	(0.15)	13.23
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	(0.16)	12.45
Year Ended October 31, 2012	10.83	0.15	0.66	0.81	(0.17)	(0.17)	11.47
Year Ended October 31, 2011	10.83	0.14	0.01	0.15	(0.15)	(0.15)	10.83
Year Ended October 31, 2010	9.45	0.09	1.38	1.47	(0.09)	(0.09)	10.83
Institutional Service Class Shares
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	(0.23)	12.46
Period from September 24, 2012 through October 31, 2012(h)(i)	11.58	0.01	(0.12)	(0.11)	–	–	11.47
Period from November 1, 2008 through April 22, 2009(h)(j)	8.16	0.03	(0.45)	(0.42)	(0.06)	(0.06)	7.68
Institutional Class Shares
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	(0.23)	12.46
Year Ended October 31, 2012	10.83	0.19	0.68	0.87	(0.23)	(0.23)	11.47
Year Ended October 31, 2011	10.92	0.20	(0.08)	0.12	(0.21)	(0.21)	10.83
Year Ended October 31, 2010	9.50	0.15	1.41	1.56	(0.14)	(0.14)	10.92

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

28

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

8.03%		$9,506	0.52%	1.58%	1.16%	52.34%
10.35%		9,937	0.52%	1.44%	1.07%	67.49%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%
1.67%		10,755	0.54%	1.83%	1.00%	20.14%
15.81%		12,684	0.53%	1.15%	0.99%	56.29%

7.28%		12,939	1.25%	0.85%	1.89%	52.34%
9.58%		15,123	1.25%	0.71%	1.80%	67.49%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%
0.95%		15,009	1.25%	1.12%	1.72%	20.14%
15.03%		17,300	1.25%	0.48%	1.71%	56.29%

7.52%		454	0.95%	1.15%	1.59%	52.34%
9.99%		406	0.92%	1.02%	1.47%	67.49%
7.55%		288	0.89%	1.38%	1.44%	60.45%
1.42%		28	0.79%	1.23%	1.26%	20.14%
15.68%		18	0.75%	0.89%	1.22%	56.29%

8.36%		12	0.25%	1.85%	0.89%	52.34%
10.72%		11	0.25%	1.68%	0.80%	67.49%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%
(5.19%)		1	0.25%	1.54%	1.19%	27.48%

8.28%		1,506	0.25%	1.86%	0.89%	52.34%
10.72%		1,223	0.25%	1.62%	0.80%	67.49%
8.18%		596	0.25%	1.65%	0.80%	60.45%
1.40%		8	0.25%	1.83%	0.72%	20.14%
16.18%		2	0.25%	1.46%	0.70%	56.29%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.

2014 Annual Report

29

Notes to Financial Statements

October 31, 2014

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2014, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2014, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end funds and exchange-traded funds (“ETF“s) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Trust’s Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

Annual Report 2014

30

Notes to Financial Statements (continued)

October 31, 2014

The following is a summary of the inputs used as of October 31, 2014 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Diversified Alternatives Fund
Investments in Securities
Mutual Funds	84,621,600	–	–	84,621,600
Exchange Traded Funds	14,643,829	–	–	14,643,829
Repurchase Agreement	–	5,853,000	–	5,853,000

	99,265,429	5,853,000	–	105,118,429

Aberdeen Diversified Income Fund
Investments in Securities
Mutual Funds	16,132,847	–	–	16,132,847
Exchange Traded Funds	8,511,298	–	–	8,511,298
Repurchase Agreement	–	538,000	–	538,000

	24,644,145	538,000	–	25,182,145

Aberdeen Dynamic Allocation Fund
Investments in Securities
Mutual Funds	15,107,420	–	–	15,107,420
Exchange Traded Funds	8,390,955	–	–	8,390,955
Repurchase Agreement	–	625,000	–	625,000

	23,498,375	625,000	–	24,123,375

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2014, there were no transfers between Levels. For the year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

2014 Annual Report

31

Notes to Financial Statements (continued)

October 31, 2014

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

e.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

f.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets, paid monthly.

The Trust and Aberdeen entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses to 0.25% for all Classes of the Funds at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

For fees waived after March 1, 2011, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

Annual Report 2014

32

Notes to Financial Statements (continued)

October 31, 2014

As of October 31, 2014, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Total*
Diversified Alternatives Fund	$153,080	$153,416	$218,423	$524,919
Diversified Income Fund	141,760	153,325	151,342	446,427
Dynamic Allocation Fund	134,356	153,911	162,128	450,395

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2014, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

c.	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the year ended October 31, 2014, AFD retained commissions of $12,518 from front-end sales charges of Class A shares and $6,638 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares

2014 Annual Report

33

Notes to Financial Statements (continued)

October 31, 2014

of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2014 was as follows:

Fund	Amount
Diversified Alternatives Fund	$2,966
Diversified Income Fund	1,546
Dynamic Allocation Fund	3,033

4. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2014, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$106,296,208	$32,357,750
Diversified Income Fund	7,600,378	12,632,591
Dynamic Allocation Fund	12,940,422	17,251,957

A summary of the Funds’ investments in securities of affiliated issuers for the year ended October 31, 2014 is set forth below:

Diversified Alternatives Fund

Fund	10/31/2013 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2014 Share Balance	10/31/2014 Market Value
Aberdeen Asia-Pacific Smaller Companies Fund	75,678	$131,902	$952,432	$(139,438)	$131,902	–	$–
Aberdeen High Yield Fund	44,628	98,838	539,484	(4,808)	46,815	–	–
Aberdeen Equity Long-Short Fund	144,038	3,526,821	–	–	32,143	433,337	5,442,716
Aberdeen Asia Bond Fund	–	4,204,216	–	–	–	411,229	4,202,756
Aberdeen Global High Income Fund	–	3,778,667	1,617,577	(19,137)	106,240	212,963	2,097,689
Total		11,740,444	3,109,493	(163,383)	317,100		11,743,161

(1)	Distributions received includes both Income and Gains Distributions, if any.

Annual Report 2014

34

Notes to Financial Statements (continued)

October 31, 2014

Diversified Income Fund

Fund	10/31/2013 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2014 Share Balance	10/31/2014 Market Value
Aberdeen Global High Income Fund	–	$564,666	$564,666	$2,404	$5,472	–	$–
Aberdeen Global Natural Resources Fund	52,226	7,440	860,158	19,752	7,440	–	–
Aberdeen Emerging Markets Fund	57,304	14,050	149,315	11,634	14,050	48,119	716,975
Aberdeen International Equity Fund	232,984	58,781	2,071,699	315,814	58,781	81,294	1,236,484
Aberdeen Asia Bond Fund	–	1,435,097	–	–	–	139,646	1,427,180
Aberdeen Core Fixed Income Fund	166,371	88,850	333,852	(18,417)	48,380	145,262	1,586,264
Aberdeen Emerging Markets Debt Local Currency Fund	67,023	499,969	56,569	(3,306)	7,450	116,058	1,016,667
Aberdeen High Yield Fund	270,775	368,209	1,123,189	(19,478)	368,209	193,781	1,784,726
Total		3,037,062	5,159,448	308,403	509,782		7,768,296

(1)	Distributions received includes both Income and Gains Distributions, if any.

Dynamic Allocation Fund

Fund	10/31/2013 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2014 Share Balance	10/31/2014 Market Value
Aberdeen Emerging Markets Debt Local Currency Fund	–	$1,275,732	$1,275,732	$(57,698)	$–	–	$–
Aberdeen Equity Long-Short Fund	65,120	13,551	809,552	1,796	13,551	–	–
Aberdeen Asia-Pacific Smaller Companies Fund	68,775	302,554	310,461	(78,134)	125,707	72,925	741,649
Aberdeen Emerging Markets Fund	71,809	259,277	583,081	9,723	20,768	50,407	751,058
Aberdeen International Equity Fund	215,187	1,002,716	1,670,215	378,204	74,345	144,849	2,203,155
Aberdeen Small Cap Fund	73,746	766,880	823,586	252,984	–	60,900	1,518,244
Aberdeen Asia Bond Fund	–	1,229,867	–	–	–	121,408	1,240,794
Aberdeen Core Fixed Income Fund	117,521	139,268	143,695	(5,940)	38,949	117,838	1,286,794
Aberdeen U.S. Equity Fund	106,112	26,219	1,010,797	457,785	26,219	–	–
Aberdeen Global High Income Fund	–	1,527,065	533,806	(6,213)	35,245	98,953	974,684
Total		6,543,129	7,160,925	952,507	334,784		8,716,378

(1)	Distributions received includes both Income and Gains Distributions, if any.

2014 Annual Report

35

Notes to Financial Statements (continued)

October 31, 2014

5. Financial Highlights

The Financial Highlights of the Institutional Service Class, which was audited by other auditors whose report was unqualified, for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2009 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%)	$3	0.24%	0.70%	0.68%	46.75%
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%	$2	0.24%	1.01%	0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	–	(0.62)	$13.24	20.63%	$1	0.34%	0.50%	0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	–	–	(0.30)	$11.56	14.92%	$1	0.33%	2.98%	1.94%	28.77%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Diversified Income Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%)	$1	0.26%	2.56%	0.56%	53.11%
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%	$1	0.25%	2.22%	0.60%	70.87%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	–	(0.65)	$11.84	13.64%	$1	0.33%	1.99%	0.85%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	–	(0.32)	$11.04	10.39%	$1	0.34%	2.83%	3.93%	61.59%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Annual Report 2014

36

Notes to Financial Statements (continued)

October 31, 2014

Dynamic Allocation Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distrib- utions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%)	$1	0.25%	1.71%	0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%	$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	–	(0.73)	$12.23	16.06%	$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	–	(0.29)	$11.23	13.00%	$1	0.34%	2.69%	4.45%	47.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

6. Portfolio Investment Risks

Principal Risks of the	Funds

a.	Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.	Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.	Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.	Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

2014 Annual Report

37

Notes to Financial Statements (continued)

October 31, 2014

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

e.	Exchange-Traded Notes Risk

Certain Funds may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

f.	Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

h.	Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal Risks	of Underlying Funds

i.	Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

j.	Commodity Risk

Certain Funds invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

k.	Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Annual Report 2014

38

Notes to Financial Statements (continued)

October 31, 2014

l.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

m.	Currency Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency.

n.	Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

o.	Emerging Markets Risk

A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

p.	Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

q.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations.

r.	High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

s.	Illiquid Securities

Certain Funds invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities.

t.	Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settle.

u.	Interest Rate Risk

Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

2014 Annual Report

39

Notes to Financial Statements (continued)

October 31, 2014

v.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which an Underlying Fund invests.

w.	Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

x.	REIT and Real Estate Risk

Certain Funds invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

y.	Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

z.	Short Sale Risk

Certain Funds invest in Underlying Funds that sell securities short. The risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

aa.	Small-Cap Securities Risk

A Fund may invest in Underlying Funds that hold small-cap securities. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Alternatives Fund	$102,392,124	$3,545,272	$(818,967)	$2,726,305
Diversified Income Fund	24,469,958	1,157,873	(445,686)	712,187
Dynamic Allocation Fund	21,907,302	2,374,432	(158,359)	2,216,073

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40

Notes to Financial Statements (continued)

October 31, 2014

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$287,777	$–	$287,777	$–	$–	$287,777
Diversified Income Fund	862,173	–	862,173	–	–	862,173
Dynamic Allocation Fund	311,756	–	311,756	–	–	311,756

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$240,612	$–	$240,612	$–	$–	$240,612
Diversified Income Fund	817,140	–	817,140	–	–	817,140
Dynamic Allocation Fund	360,607	–	360,607	–	–	360,607

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
Diversified Alternatives Fund	$–	$75,832	$–	$75,832	$–	$–	$–	$(18,712,246)	$2,726,305	$(15,910,109)
Diversified Income Fund	–	89,622	1,184,622	1,274,244	–	–	–	–	712,188	1,986,432
Dynamic Allocation Fund	–	35,140	–	35,140	–	–	–	(2,000,189)	2,216,073	251,024

*	As of October 31, 2014, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.
**	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Amounts listed as “–” are $0 or round to $0.

Fund	Amount	Expires
Diversified Alternatives Fund	$10,674,825	2017 (Short-Term)
Diversified Alternatives Fund	6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	1,084,237	2019 (Short-Term)
Dynamic Allocation Fund	468,980	2016 (Short-Term)
Dynamic Allocation Fund	234,490	2017 (Short-Term)
Dynamic Allocation Fund	1,296,719	2018 (Short-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be

2014 Annual Report

41

Notes to Financial Statements (concluded)

October 31, 2014

utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to reclassification of distributions received from investments in underlying funds. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Diversified Alternatives Fund	$–	$157,320	$(157,320)
Diversified Income Fund	–	150,080	(150,080)
Dynamic Allocation Fund	–	24,321	(24,321)

9. Significant Shareholders

As of October 31, 2014, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	60.9%	3
Diversified Income Fund	49.7%	2
Dynamic Allocation Fund	42.6%	2

10. Line of Credit

Effective August 15, 2014, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes. The amount of the Credit Facility was $400,000,000 for the period ended October 31, 2014.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate (“LIBOR”) as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. As of October 31, 2014, the Funds had no borrowings outstanding under the Credit Facility.

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2014.

Annual Report 2014

42

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund, and Aberdeen Dynamic Allocation Fund, three of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, brokers and transfer agent of the underlying funds or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2014

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43

Other Tax Information (Unaudited)

For the period ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the year ended October 31, 2014, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Diversified Alternatives Fund	38%
Diversified Income Fund	35%
Dynamic Allocation Fund	80%

For the taxable year ended October 31, 2014, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Diversified Alternatives Fund	22%
Diversified Income Fund	13%
Dynamic Allocation Fund	35%

Annual Report 2014

44

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2014 and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2014	Actual Ending Account Value, October 31, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Aberdeen Diversified Alternatives Fund	Class A	$1,000.00	$1,022.40	$1,022.48	$2.75	$2.75	0.54%
	Class C	$1,000.00	$1,019.00	$1,018.90	$6.36	$6.36	1.25%
	Class R	$1,000.00	$1,022.40	$1,021.58	$3.67	$3.67	0.72%
	Institutional Service Class	$1,000.00	$1,024.30	$1,024.10	$1.12	$1.12	0.22%
	Institutional Class	$1,000.00	$1,024.30	$1,023.95	$1.28	$1.28	0.25%
Aberdeen Diversified Income Fund	Class A	$1,000.00	$1,028.10	$1,022.69	$2.56	$2.55	0.50%
	Class C	$1,000.00	$1,024.60	$1,018.90	$6.38	$6.36	1.25%
	Class R	$1,000.00	$1,026.00	$1,020.37	$4.90	$4.89	0.96%
	Institutional Service Class	$1,000.00	$1,029.50	$1,024.00	$1.23	$1.22	0.24%
	Institutional Class	$1,000.00	$1,029.50	$1,023.95	$1.28	$1.28	0.25%
Aberdeen Dynamic Allocation Fund	Class A	$1,000.00	$1,032.00	$1,022.58	$2.66	$2.65	0.52%
	Class C	$1,000.00	$1,028.60	$1,018.90	$6.39	$6.36	1.25%
	Class R	$1,000.00	$1,029.90	$1,020.37	$4.91	$4.89	0.96%
	Institutional Service Class	$1,000.00	$1,033.50	$1,024.00	$1.23	$1.22	0.24%
	Institutional Class	$1,000.00	$1,033.50	$1,023.95	$1.28	$1.28	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

2014 Annual Report

45

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 11, 2014, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”).

In connection with contract review meetings, the Board reviews a variety of information provided by the Adviser relating to the Funds, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Advisory Agreement to the Adviser; (v) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangement under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Adviser’s financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Advisory Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Adviser, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Adviser’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Advisory Agreement. The Trustees considered the nature, extent and quality of the services provided by AAMI to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Advisory Agreement.

Annual Report 2014

46

Supplemental Information (Unaudited) (continued)

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance. The Trustees also considered the performance of the Adviser since it commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2014:

Aberdeen Diversified Income Fund. The Board noted that the Fund underperformed its peer group average for the 1- and 3-year periods and outperformed its peer group average for the 5-year period. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods.

Aberdeen Dynamic Allocation Fund. The Board noted that the Fund outperformed its peer group average for the 5-year period and underperformed its peer group average for the 1- and 3-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods.

Aberdeen Diversified Alternatives Fund. The Board noted that the Fund outperformed its peer group average and its benchmark for the 1-, 3- and 5-year periods.

After discussion, the Board concluded that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Diversified Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Dynamic Allocation Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and net total expenses after waivers were above the median of the Expense Group.

Aberdeen Diversified Alternatives Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and net total expenses after waivers were above the median of the Expense Group.

2014 Annual Report

47

Supplemental Information (Unaudited) (concluded)

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Advisory Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee structure was reasonable and reflect economies of scale being shared between the Funds and the Adviser, and supported the renewal of the Advisory Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Annual Report 2014

48

Management of the Funds (Unaudited)

As of October 31, 2014

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately-owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	27	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	24	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	27	None.

2014 Annual Report

49

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron AMI International Asset Management (formerly, Toron Investment Management) (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	27	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	24	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	24	None.

Annual Report 2014

50

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Interested Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991–2014) of Aberdeen Asset Management Asia Limited and a Director (2000–2014) of Aberdeen Asset Management Limited. He was a Director (1995–2014) and was President (September 2006–2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2014 Annual Report

51

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009–2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006–2009).
Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (since March 2014) and Deputy Chief Compliance Officer (Since December 2013)	Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008–April 2011.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Annual Report 2014

52

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the Europe, Middle East and Africa region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

2014 Annual Report

53

Management of the Funds (Unaudited) (concluded)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007–2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. O’Neill, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Annual Report 2014

54

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-AR

Aberdeen Funds

Fixed Income Series

Annual Report

October 31, 2014

Aberdeen Asia Bond Fund

Aberdeen Core Fixed Income Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen High Yield Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Fund	Page 3
Aberdeen Core Fixed Income Fund	Page 13
Aberdeen Emerging Markets Debt Fund	Page 22
Aberdeen Emerging Markets Debt Local Currency Fund	Page 30
Aberdeen Global Fixed Income Fund	Page 38
Aberdeen High Yield Fund	Page 50
Aberdeen Tax-Free Income Fund	Page 58
Aberdeen Ultra-Short Duration Bond Fund	Page 65

Financial Statements	Page 72

Notes to Financial Statements	Page 104

Shareholder Expense Examples	Page 127

Report of Independent Registered Public Accounting Firm	Page 129

Other Tax Information	Page 130

Supplemental Information	Page 131

Management of the Funds	Page 135

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each Fund of Aberdeen Funds is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2014

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Annual Report covering the activities for the twelve-month period ended October 31, 2014.

Market overview

Global equity markets continued to be dominated by concerns over global economic growth levels during the reporting period, lagging their U.S. counterparts. Strong U.S. equity market performance buoyed global markets as deflationary pressures continued to cause headwinds in Europe. Meanwhile, emerging markets finished the period with weak returns as a strong sell-off in September overshadowed gains from earlier in the year. The fixed income universe was volatile over the period, as investment-grade core and total return bond markets delivered modest returns against the backdrop of struggling global equity markets and falling commodity prices. Meanwhile, the global high yield bond market came under significant pressure during the period after yields and spreads made new lows in late June.

Markets continue to brace for more headwinds as we enter 2015 given the environment of slow global growth, a potential U.S. interest rate hike on the horizon and falling oil prices. In the U.S., voters elected eight new Republican senators as the GOP will take control of both houses of Congress in January 2015. The implications of this shift remain unclear, but dramatic legislative moves are likely to be made regarding healthcare and government spending. In emerging markets, the election of pro-business candidate Narendra Modi as the new Prime Minister of India has buoyed the outlook for the world’s 10th-largest economy. In Europe, tensions between Russia and the West continue to hinder Russian markets.

Anne Richards, Aberdeen Asset Management PLC’s (Aberdeen) Global Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

As of April 1, 2014, Aberdeen Asset Management PLC completed the acquisition of Scottish Widows Investment Partnership (SWIP) from Lloyds Banking Group in the UK. During the period, the integration of SWIP into the wider Aberdeen group continued to progress. The acquisition combines Aberdeen and SWIP’s strengths across fixed income, real estate, active and quantitative equities, investment solutions and alternatives. The acquisition of SWIP will not have a direct impact on any funds in the Aberdeen Fund family but will significantly add to Aberdeen’s global investment capabilities.

During the period, Aberdeen reached an agreement with the European Tour and the Scottish Government to extend our sponsorship of the Aberdeen Asset Management Scottish Open through 2020.

Aberdeen received several industry awards during the period, including 12 Mutual Fund Education Association (MFEA) STAR Awards for financial communications in both digital and direct marketing categories.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Kind Regards,

Yours sincerely,

/s/ Bev Hendry

Bev Hendry

President

Aberdeen Funds

2014 Annual Report

1

Market Review

In our opinion, the performances of the major global equity markets for the 12-month period ended October 31, 2014, might be best described as “all over the map” – literally. There was marked divergence in stock returns among geographical regions. On the surface, it appeared that global equities generally posted respectable gains, with the MSCI World Index, the developed-market benchmark, rising 9.3% (in U.S. dollars) over the period. However, the strength in the markets was concentrated on the western side of the Atlantic Ocean, with the U.S. broader-market S&P 500 Index climbing 17.3%. In contrast, the MSCI World ex US Index was up just 0.2% during the period, dragged down mainly by investors’ concerns about economic growth in Europe and the continued rise in the U.S. dollar against most major global currencies. Both the euro and the Japanese yen declined sharply against the U.S. dollar over the period, with the latter currency experiencing particular weakness. The upturn in the U.S. market was the primary contributor to the outperformance of developed markets versus their emerging counterparts, as measured by the MSCI Emerging Markets Index, which returned 1.0% for the reporting period. The sharp decline in oil prices over the annual period had a mixed effect on the global markets: Importing nations were notable beneficiaries, whereas exporters such as Russia came under pressure as lower oil prices may aggravate revenue shortfalls caused by a raft of Western sanctions.

Unlike many other regions, the U.S. equity market benefited from a generally improving economy over the reporting period. Healthy gross domestic product (GDP) growth in the fourth quarter of 2013 and the second and third quarters of 2014 offset a decline in the first quarter of the year, most likely attributable to bad weather-induced weakness in consumer spending. Additionally, the unemployment rate fell substantially during the period, although the labor participation rate declined to its lowest level in 36 years. Investors remained focused on U.S. monetary policy for much of the period. Former Federal Reserve (Fed) vice chair Janet Yellen succeeded Ben Bernanke as head of the Fed in February 2014. The Fed began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January 2014, and ended its tapering in late October.

United Kingdom (UK) stocks saw marginal gains while European equities ended the period modestly lower. Economic recovery in the Eurozone1 remains fragile and much slower-paced than in the U.S. and UK. The European labor market has continued to improve, albeit unevenly, as has household confidence; however, inflation expectations are dangerously low for the region. Late in the reporting period, the European Central Bank (ECB) announced that, if required, it would use “unconventional policy instruments” in support of the Eurozone economy. However, there are doubts over the scale and potential effectiveness of such measures. In Japan, the yen’s weakness lifted equity markets overall, but gains were pared because of doubts over the efficacy of Prime Minister Shinzo Abe’s “third arrow” stimulus measures, as well as the impact of the consumption tax hike that was implemented in April 2014.

Within the global emerging equity markets, strong performance in India and, to a lesser extent, China, was counterbalanced by notable weakness in Latin America and Russia. Indian stocks rallied after the business-friendly Bharatiya Janata Party (BJP), headed by Narendra Modi, swept into power as that country’s first single-party majority in 25 years. The Chinese market was bolstered by signs of an upturn in economic growth. Additionally, investors appeared to take a favorable view of a proposed pilot program for mutual market connectivity between Hong Kong and Shanghai, as it was seen as a significant step towards cross-border capital market integration. The program commenced operations shortly after the end of the reporting period in mid-November. In Latin America, Brazilian equities were hampered as investor sentiment soured in reaction to the nation’s bitterly-contested presidential election. Brazil’s incumbent president, Dilma Rousseff, whose policies generally are perceived as unfriendly to business, edged out her opponent, Aecio Neves, to secure a second term. Ongoing geopolitical tensions surrounding Russia’s expanded military presence in Ukraine had a negative impact on the Russian market for the period.

The global bond markets experienced periods of volatility over the reporting period, which increased more significantly in August and October. Concerns over faltering global economic growth, combined with heightened fears of potential deflation in Europe, drove much of the uncertainty. Nonetheless, the global fixed income markets collectively finished in positive territory for the period. Investment-grade bonds outperformed high yield securities, with the Bank of America Merrill Lynch Global Broad Market Corporate Index advancing 6.4% versus the 5.9% return of the Bank of America Merrill Lynch Global High Yield Constrained Index. Emerging markets debt, as measured by the J.P. Morgan EMBI Global Diversified Index, was the strongest-performing segment within the global fixed income universe, climbing 8.6% for the period, as investors focused on the yield differential between emerging and developed markets, rather than the geopolitical tensions between Russia and Ukraine.

Outlook

In our opinion, the global economic and monetary environment remains supportive of equities relative to fixed income and cash. We believe that the end to U.S. quantitative easing in late October, higher interest rates in 2015, and improvement in the U.S. economy could lead to continued strengthening of the U.S. dollar. Our overall view on interest rates is that they will remain low for an extended period. Confidence in the global recovery has improved somewhat, given the pick-up in U.S. economic activity. However, we feel that the picture is less rosy elsewhere in the developed world. The Eurozone continues to suffer from high debt and unemployment. We remain cautious about Japan, as the recovery in household consumption has been slower than expected. However, these conditions have led to unprecedented monetary stimulus in both regions, which we think may potentially create investment opportunities. We believe that prospects for emerging economies also remain mixed, with recent market developments highlighting sensitivities to U.S. monetary policy. At the corporate level, we observe efforts to boost margins through cost-cuts and reorganization, although this has yet to translate into a broader trend of improving profitability.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Annual Report 2014

2

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Class A shares at net asset value net of fees) returned 2.41% for the 12-month period ended October 31, 2014, versus the 2.35% return of its benchmark, the HSBC Asian Local Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 42 funds) was 1.50% for the period.

Asian local currency bond and credit markets posted decent gains, but most regional currencies lost ground as the U.S. dollar strengthened over the reporting period. Monetary policy conditions remained loose, ensuring abundant liquidity, against the backdrop of a tentative global recovery. China’s economy slowed. Japan and the Eurozone1 grappled with deflation risks, but the U.S. recovery gained traction. Consequently, global central bank monetary policy diverged over the period. The U.S. Federal Reserve (Fed) ended its asset purchases, but Japan and Europe took the opposite tack and ramped up quantitative easing (QE) in hopes of reinvigorating growth. Economic data softened across most of Asia, although weak commodity prices led to easing inflation and gave policymakers more room to maneuver. Geopolitical risks increased significantly due to Russia’s incursion into Ukraine as well as the rise of the Islamic State (ISIS) in both Iraq and Syria. There were also concerns over the Ebola outbreak in sub-Saharan Africa.

Asian credit markets, led by high-yield sovereigns, outperformed their local currency bond counterparts over the reporting period. The pipeline of new issues was strong, as companies sought to lock in long-term funding at current interest rate levels. While valuations looked fairly expensive, robust demand reflected the continued chase for yield.

Regarding local currency bond markets, Korea outpaced its regional peers. Yields fell sharply, as the central bank cut interest rates twice to support slowing gross domestic product (GDP) growth. The Korean won faced a more testing time owing to talk of intervention to protect export competitiveness, after the Japanese yen fell sharply following the Bank of Japan’s QE announcement. Thai bonds rose on the back of two rate cuts and a stabilizing political climate, after the ruling military junta consolidated power by naming coup leader Prayuth Chan-ocha as prime minister.

The Chinese bond market was supported by deepening concerns over a sluggish property market, slowing credit growth and weak industrial production. Despite the deceleration of GDP growth from 7.5% to 7.3% in the third quarter, Premier Li Keqiang ruled out any major stimulus and instead emphasized targeted measures in an effort to buttress weaker sectors. Another solid performer was India, where bonds posted gains and the rupee was resilient. Prime Minister Narendra Modi’s landslide election win lifted hopes of the revitalization of a stagnating economy. Reform prospects were further bolstered by election wins in the two key states of Maharashtra and Haryana. Inflation started to ease and the current account deficit narrowed as well.

Conversely, Indonesian bonds and the rupiah (the nation’s currency unit) were the most notable market laggards for the reporting period. While there was initial enthusiasm over the presidential election victory by Joko Widodo, investor sentiment soured following his rough start. Fiscal worries also played a part in dampening sentiment despite indications of potential fuel price hikes that would ease the burden.

Bonds and the peso fell in the Philippines, where the central bank raised benchmark rates amid upbeat economic growth and rising inflation. Malaysian bonds sold off on expectations of rate hikes to fix financial imbalances. The Malaysian ringgit also declined. Markets in Hong Kong and Singapore tracked U.S. Treasury weakness at the short end of the yield curve, while the Singapore dollar was less resilient than its Hong Kong counterpart.

Within the Fund’s Asian local currency bond portfolio, interest rate strategies contributed positively, especially the overweight positions in India, Sri Lanka and China’s onshore market relative to the benchmark HSBC Asian Local Bond Index. Our currency strategy weighed on the Fund’s performance, attributable mainly to positions in the Indian rupee, offshore yuan (Chinese currency which trades outside of the mainland) and the Korean won. In U.S.-dollar denominated Asian credit, the Fund’s underweight to investment-grade industrial bonds and higher-rated quasi-sovereign securities contributed to performance, whereas the underweight to lower-rated quasi-sovereigns detracted from the relative return.

Our use of futures to reduce the Fund’s duration had a negative impact on performance, given the rally in long-term U.S. Treasury yields. The currency forwards also detracted from performance primarily because of the hedges of the Chinese yuan, Indian rupee and Korean won. However, Fund performance benefited from the yen, Singapore dollar and Malaysian ringgit forwards.

Bond futures are used to express interest rate positions, in terms of duration and yield curve exposures. This usage encompasses the hedging of individual physical bond exposures in the Fund, or managing overall duration and yield curve exposure versus the Fund’s benchmark. Bond futures contracts are not used to leverage the Fund in any way.

Overall, the use of derivatives detracted approximately 0.90% from Fund performance, for the year ended October 31, 2014.

In Fund activity during the reporting period, we added to the exposure to China, India, Sri Lanka and Korea, but reduced the country positions elsewhere in Asia. We maintained the Fund’s overall short duration2 stance, although we added duration in the Philippines. Regarding currencies, we increased the exposure to the Indian and Sri Lankan rupees, as well as the yuan. Conversely, we moved the Fund to an underweight position relative to the benchmark in the Thai baht and Philippine peso.

1	The Eurozone comprises the bloc of nations which has adopted the euro as common currency and legal tender.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., high risk) in relation to interest-rate movements.

2014 Annual Report

3

Aberdeen Asia Bond Fund (Unaudited) (concluded)

Risk-aversion and volatility accelerated towards the end of the reporting period, given the confluence of risk factors. Consensus expectations are still for the U.S. to begin normalizing interest rates next year, while Europe and Japan embark on an easing path. Complicating the situation is the fragile global outlook – in particular, the stalling Eurozone recovery and geopolitical risks in the Middle East. Across Asia, while conditions have grown more challenging, we think that well-anchored inflation expectations and a conducive policy environment may support bond markets. For some markets, we feel that localized factors may influence sentiment as well. In India and Indonesia, whether the new governments can deliver on much-needed structural reforms remains to be seen, but we think that Prime Minister Modi in India has begun the process admirably. In the currency markets, we expect volatility to remain elevated, as the U.S. begins its policy normalization, while in Asia falling commodity prices are providing support to current account balances (especially in India), and foreign exchange reserves remain ample, in our view.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2014

4

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	2.41%		4.63%	4.28%
	w/SC4	(1.91%	)	3.72%	3.68%
Class C3	w/o SC	1.66%		4.23%	4.01%
	w/SC5	0.69%		4.23%	4.01%
Class R3,6	w/o SC	2.14%		4.47%	4.17%
Institutional Service Class[6]	w/o SC	2.54%		4.60%	4.25%
Institutional Class[6]	w/o SC	2.72%		4.78%	4.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class. The performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

2014 Annual Report

5

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $10,000 Investment (as October 31, 2014)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HSBC ALBI is a market capitalization-weighted index that tracks the total return performance of liquid bonds, denominated in local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Government Bonds	41.3%
Corporate Bonds	28.4%
Government Agencies	13.2%
Repurchase Agreement	10.9%
Sovereign Agency	2.2%
Other assets in excess of liabilities	4.0%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	14.4%
Real Estate	2.3%
Real Estate Management & Development	2.1%
Electric Utilities	2.0%
Diversified Financial Services	1.2%
Oil & Gas Services	1.0%
Gas Utilities	0.9%
Diversified Holding Companies	0.8%
Oil, Gas & Consumable Fuels	0.7%
Semiconductors	0.5%
Other	74.1%
100.0%

Top Holdings*
Thailand Government Bond, Series ILB 07/14/2021	3.6%
Axis Bank Ltd., Series 21 12/31/2022	3.4%
Korea Treasury Bond, Series 1703 03/10/2017	2.5%
Korea Treasury Bond, Series 2303 03/10/2023	2.3%
Korea Treasury Bond, Series 2106 06/10/2021	2.2%
Korea Treasury Bond, Series 2403 03/10/2024	2.1%
Malaysia Government Bond, Series 0511 09/28/2018	1.9%
Korea Treasury Bond, Series 1803 03/10/2018	1.8%
China Development Bank 03/20/2017	1.8%
Rural Electrification Corp. Ltd., Series 103 10/19/2016	1.8%
Other	76.6%
100.0%

Top Countries
Republic of South Korea	19.6%
China	15.4%
India	12.6%
United States	10.9%
Indonesia	9.7%
Malaysia	7.0%
Thailand	5.6%
Singapore	4.8%
Philippines	4.7%
Hong Kong	3.8%
Other	5.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

6

Statement of Investments

October 31, 2014

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (28.4%)
CHINA (4.6%)
Food Products (0.2%)
Tingyi Cayman Islands Holding Corp. (USD), 3.88%, 06/20/2017 (a)	$344,000	$357,619
Gas Utilities (0.5%)
ENN Energy Holdings Ltd. (USD), 6.00%, 05/13/2021 (a)	1,083,000	1,210,214
Metals & Mining (0.4%)
China Hongqiao Group Ltd. (USD), 7.63%, 06/26/2017 (a)	1,000,000	1,033,457
Oil & Gas Services (1.0%)
Anton Oilfield Services Group (USD), 7.50%, 11/06/2018 (a)	670,000	666,650
COSL Finance BVI Ltd., 144A (USD), 3.25%, 09/06/2022 (a)	1,800,000	1,714,403
		2,381,053
Real Estate (1.5%)
CIFI Holdings Group Co. Ltd. (USD), 12.25%, 04/15/2018 (a)	800,000	900,000
Future Land Development Holdings Ltd. (USD), 10.25%, 07/21/2019 (a)	549,000	538,240
Greenland Hong Kong Holdings Ltd. (USD), 4.75%, 10/18/2016 (a)	702,000	706,422
Trillion Chance Ltd. (USD), 8.50%, 01/10/2019 (a)	356,000	350,436
Wanda Properties Overseas Ltd. (USD), 4.88%, 11/21/2018 (a)	1,000,000	1,015,234
		3,510,332
Real Estate Management & Development (0.5%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	1,200,000	1,288,165
Semiconductors (0.5%)
Semiconductor Manufacturing International Corp. (USD), 4.13%, 10/07/2019 (a)	1,133,000	1,139,815
		10,920,655
HONG KONG (3.5%)
Diversified Holding Companies (0.8%)
Hutchison Whampoa International Ltd.
(USD), 1.63%, 10/31/2017 (a)	720,000	718,778
(USD), 7.63%, 04/09/2019 (a)	200,000	243,281
(USD), 4.63%, 01/13/2022 (a)	500,000	537,857
(USD), 7.45%, 11/24/2033 (a)	300,000	426,488
		1,926,404
Electrical Components & Equipment (0.5%)
Metropolitan Light International Ltd. (USD), EMTN, 5.25%, 01/17/2018 (a)	1,100,000	1,105,500
Oil, Gas & Consumable Fuels (0.1%)
MIE Holdings Corp. (USD), 7.50%, 04/25/2019 (a)	219,000	214,620
Real Estate (0.1%)
Hong Kong Land Finance Cayman Islands Co. Ltd. (USD), EMTN, 4.50%, 06/01/2022	$200,000	$212,330
Real Estate Investment Trust (REIT) Funds (0.3%)
Champion MTN Ltd. (USD), EMTN, 3.75%, 01/17/2023 (a)	878,000	806,850
Real Estate Management & Development (1.6%)
HLP Finance Ltd. (USD), EMTN, 4.75%, 06/25/2022 (a)	1,811,000	1,855,205
Swire Properties MTN Financing Ltd.
(USD), EMTN, 2.75%, 03/07/2020 (a)	200,000	197,605
(USD), EMTN, 4.38%, 06/18/2022 (a)	1,800,000	1,896,640
		3,949,450
Retail (0.1%)
LS Finance 2022 Ltd. (USD), 4.25%, 10/16/2022 (a)	204,000	202,249
		8,417,403
INDIA (8.2%)
Commercial Banks (7.0%)
Axis Bank Ltd (USD), 5.13%, 09/05/2017 (a)	400,000	427,380
Axis Bank Ltd., Series 21 (INR), 9.15%, 12/31/2022	490,000,000	8,098,163
Bank of Baroda
(USD), 5.00%, 08/24/2016 (a)	550,000	576,650
(USD), 4.88%, 07/23/2019 (a)	200,000	211,329
HDFC Bank Ltd. (USD), EMTN, 3.00%, 03/06/2018 (a)	900,000	904,041
ICICI Bank Ltd.
(USD), 4.80%, 05/22/2019 (a)	735,000	780,276
(USD), MTN, 3.50%, 03/18/2020 (a)	355,000	356,181
(INR), 9.15%, 12/31/2022	250,000,000	4,087,935
(INR), 9.15%, 08/06/2024	50,000,000	844,552
State Bank of India (USD), 3.62%, 04/17/2019 (a)	400,000	408,302
		16,694,809
Diversified Financial Services (1.2%)
Power Finance Corp. Ltd., Series 118B (INR), 9.39%, 08/27/2024	160,000,000	2,692,747
		19,387,556
INDONESIA (1.7%)
Commercial Banks (1.1%)
Bank OCBC Nisp Tbk PT, Series OB (IDR), 6.90%, 02/19/2015	32,000,000,000	2,630,699
Electric Utilities (0.6%)
Majapahit Holding BV (USD), 7.88%, 06/29/2037 (a)	1,200,000	1,446,000
		4,076,699

See accompanying Notes to Financial Statements.

2014 Annual Report

7

Statement of Investments (continued)

October 31, 2014

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
MALAYSIA (2.0%)
Commercial Banks (1.7%)
AmBank M Bhd (MYR), MTN, 4.95%, 03/25/2015	$5,000,000	$1,525,361
AMBB Capital (L) Ltd. (USD), 6.77%, 01/27/2016 (b)(c)	1,000,000	1,006,011
Public Bank Bhd (USD), 6.84%, 08/22/2036 (b)	400,000	412,095
SBB Capital Corp. (USD), 6.62%, 11/02/2015 (a)(b)(c)	1,000,000	1,012,468
		3,955,935
Oil, Gas & Consumable Fuels (0.3%)
PETRONAS Capital Ltd. (USD), 7.88%, 05/22/2022 (a)	600,000	786,275
		4,742,210
NETHERLANDS (0.1%)
Real Estate (0.1%)
Jababeka International BV (USD), 7.50%, 09/24/2019 (a)	200,000	203,676
PHILIPPINES (0.4%)
Diversified Telecommunication Services (0.4%)
Philippine Long Distance Telephone Co. (USD), EMTN, 8.35%, 03/06/2017	800,000	917,600
REPUBLIC OF SOUTH KOREA (3.6%)
Commercial Banks (1.8%)
Busan Bank (USD), GMTN, 4.13%, 02/09/2017 (a)	1,300,000	1,363,673
Korea Exchange Bank (USD), 2.50%, 06/12/2019 (a)	338,000	337,841
Shinhan Bank
(USD), 1.88%, 07/30/2018 (a)	600,000	592,330
(USD), 5.66%, 03/02/2035 (a)(b)	1,300,000	1,309,750
Woori Bank Co. Ltd. (USD), 4.75%, 04/30/2024 (a)	676,000	700,558
		4,304,152
Electric Utilities (1.4%)
Korea Hydro & Nuclear Power Co. Ltd., 144A (USD), 3.00%, 09/19/2022 (a)	800,000	786,892
Korea Hydro & Nuclear Power Co. Ltd., REG S (USD), 3.00%, 09/19/2022 (a)	1,200,000	1,180,338
Korea South-East Power Co. Ltd.
(USD), 6.00%, 05/25/2016 (a)	700,000	748,489
(USD), EMTN, 3.63%, 01/29/2017 (a)	450,000	468,717
		3,184,436
Gas Utilities (0.4%)
Korea Gas Corp.
(USD), 2.25%, 07/25/2017 (a)	200,000	202,272
(USD), 2.88%, 07/29/2018 (a)	200,000	204,152
(USD), 3.50%, 07/02/2026 (a)	617,000	622,883
		1,029,307
		8,517,895
SINGAPORE (2.2%)
Commercial Banks (1.3%)
Oversea-Chinese Banking Corp. Ltd.
(USD), EMTN, 3.75%, 11/15/2022 (a)(b)	$50,000	$51,665
(USD), 3.15%, 03/11/2023 (a)(b)	1,300,000	1,315,314
United Overseas Bank Ltd.
(USD), EMTN, 2.88%, 10/17/2022 (a)(b)	1,300,000	1,313,390
(USD), EMTN, 3.75%, 09/19/2024 (a)(b)	353,000	356,237
		3,036,606
Iron/Steel (0.3%)
ABJA Investment Co. Pte Ltd. (USD), 5.95%, 07/31/2024 (a)	700,000	711,375
Real Estate (0.6%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 08/24/2017	1,750,000	1,421,945
		5,169,926
SRI LANKA (0.2%)
Commercial Banks (0.2%)
Bank of Ceylon (USD), 5.33%, 04/16/2018 (a)	400,000	406,000
THAILAND (1.9%)
Chemicals (0.3%)
PTT Global Chemical PCL, REG S (USD), 4.25%, 09/19/2022 (a)	829,000	846,254
Commercial Banks (1.3%)
Bangkok Bank PCL
(USD), MTN, 5.00%, 10/03/2023 (a)	400,000	441,103
(USD), 9.03%, 03/15/2029 (a)	50,000	69,312
Krung Thai Bank PCL (USD), EMTN, 5.20%, 12/26/2024 (a)(b)	1,390,000	1,434,552
Siam Commercial Bank PCL (USD), MTN, 3.50%, 04/07/2019 (a)	1,032,000	1,057,253
		3,002,220
Oil, Gas & Consumable Fuels (0.3%)
PTTEP Canada International Finance Ltd. (USD), EMTN, 5.69%, 04/05/2021 (a)	700,000	794,366
		4,642,840
Total Corporate Bonds		67,402,460
GOVERNMENT BONDS (41.3%)
CHINA (7.9%)
Agriculture Development Bank of China Co., Ltd. (CNH), 3.08%, 01/16/2016	5,000,000	813,997
China Development Bank
(CNY), 5.80%, 01/03/2016	10,000,000	1,677,435
(CNH), 3.35%, 03/20/2017	26,000,000	4,226,104
China Government Bond
Series 1317 (CNY), 3.77%, 08/15/2016 (d)	1,000,000	164,311
Series 2313 (CNY), 3.09%, 05/30/2018 (d)	10,000,000	1,611,411
Series 1216 (CNY), 3.25%, 09/06/2019 (d)	11,000,000	1,769,671
Series 1019 (CNY), 3.41%, 06/24/2020 (d)	20,000,000	3,227,506
Series 1124 (CNY), 3.57%, 11/17/2021 (d)	22,000,000	3,556,933

See accompanying Notes to Financial Statements.

Annual Report 2014

8

Statement of Investments (continued)

October 31, 2014

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
Series 1318 (CNY), 4.08%, 08/22/2023 (d)	$10,000,000	$1,671,530
		18,718,898
INDIA (0.7%)
India Government Bond
(INR), 7.28%, 06/03/2019	80,000,000	1,254,490
(INR), 8.12%, 12/10/2020	25,000,000	402,477
		1,656,967
INDONESIA (5.7%)
Indonesia Government International Bond
(USD), 5.88%, 03/13/2020 (a)	1,200,000	1,342,500
(USD), EMTN, 3.38%, 04/15/2023 (a)	1,006,000	963,245
(USD), 5.25%, 01/17/2042 (a)	1,000,000	1,002,500
(USD), EMTN, 4.63%, 04/15/2043 (a)	1,800,000	1,683,000
Indonesia Treasury Bond
Series FR66 (IDR), 5.25%, 05/15/2018	22,400,000,000	1,707,331
Series FR54 (IDR), 9.50%, 07/15/2031	9,000,000,000	809,888
Series FR58 (IDR), 8.25%, 06/15/2032	24,800,000,000	1,985,498
Series FR68 (IDR), 8.38%, 03/15/2034	49,000,000,000	4,026,231
		13,520,193
MALAYSIA (4.4%)
Malaysia Government Bond
Series 0113 (MYR), 3.17%, 07/15/2016	3,550,000	1,073,702
Series 0210 (MYR), 4.01%, 09/15/2017	2,700,000	830,335
Series 0512 (MYR), 3.31%, 10/31/2017	12,993,000	3,917,362
Series 0511 (MYR), 3.58%, 09/28/2018	15,200,000	4,616,008
		10,437,407
PHILIPPINES (3.2%)
Philippine Government International Bond
(USD), 6.50%, 01/20/2020	700,000	834,750
Series 1059 (PHP), 4.13%, 08/20/2024	170,000,000	3,819,395
Series 2020 (PHP), 3.63%, 03/21/2033	149,000,000	2,907,023
		7,561,168
REPUBLIC OF SOUTH KOREA (14.1%)
Korea Treasury Bond
Series 1506 (KRW), 3.25%, 06/10/2015	1,400,000,000	1,319,127
Series 1703 (KRW), 3.50%, 03/10/2017	6,250,000,000	6,027,668
Series 1803 (KRW), 2.75%, 03/10/2018	4,500,000,000	4,284,093
Series 1809 (KRW), 3.25%, 09/10/2018	3,600,000,000	3,493,825
Series 2106 (KRW), 1.50%, 06/10/2021 (e)	5,616,993,000	5,326,922
Series 2206 (KRW), 3.75%, 06/10/2022	900,000,000	912,966
Series 2303 (KRW), 3.00%, 03/10/2023	5,600,000,000	5,404,726
Series 2309 (KRW), 3.38%, 09/10/2023	1,700,000,000	1,686,963
Series 2403 (KRW), 3.50%, 03/10/2024	5,000,000,000	5,013,867
		33,470,157
SRI LANKA (1.6%)
Sri Lanka Government Bonds
Series A (LKR), 8.50%, 11/01/2015	180,000,000	1,403,817
Series B (LKR), 8.50%, 07/15/2018	273,000,000	2,187,590
Series A (LKR), 8.00%, 11/15/2018	$24,000,000	$189,536
		3,780,943
THAILAND (3.7%)
Thailand Government Bond
Series ILB (THB), 1.20%, 07/14/2021 (a)(e)	295,875,776	8,795,187
(THB), 3.63%, 06/16/2023	5,000,000	159,519
		8,954,706
Total Government Bonds		98,100,439
GOVERNMENT AGENCIES (13.2%)
CHINA (2.9%)
China Railway Resources Huitung Ltd. (USD), 3.85%, 02/05/2023 (a)	1,101,000	1,091,338
CNOOC Finance 2012 Ltd. (USD), 3.88%, 05/02/2022 (a)	1,230,000	1,257,724
CNOOC Finance 2013 Ltd. (USD), 3.00%, 05/09/2023	248,000	235,250
CRCC Yuxiang Ltd. (USD), 3.50%, 05/16/2023 (a)	652,000	634,150
Export-Import Bank of China
(CNH), 3.25%, 01/17/2021	4,000,000	652,661
(USD), 3.63%, 07/31/2024 (a)	469,000	471,672
Sinopec Capital 2013 Ltd. (USD), 3.13%, 04/24/2023 (a)	1,600,000	1,527,198
Sinopec Group Overseas Development 2012 Ltd. (USD), 4.88%, 05/17/2042 (a)	200,000	211,864
Sinopec Group Overseas Development 2013 Ltd. (USD), 4.38%, 10/17/2023 (a)	400,000	417,808
Sinopec Group Overseas Development 2014 Ltd. (USD), 4.38%, 04/10/2024 (a)	303,000	316,451
		6,816,116
HONG KONG (0.3%)
CNPC General Capital Ltd.
(USD), 2.75%, 05/14/2019 (a)	200,000	199,706
(USD), 3.40%, 04/16/2023 (a)	518,000	503,143
		702,849
INDIA (3.7%)
NTPC Ltd. (USD), EMTN, 5.63%, 07/14/2021 (a)	1,000,000	1,089,455
Power Grid Corp. of India Ltd., Series 37B (INR), 9.25%, 12/26/2016	216,250,000	3,475,659
Rural Electrification Corp. Ltd., Series 103 (INR), 9.35%, 10/19/2016	258,000,000	4,202,862
		8,767,976
INDONESIA (0.9%)
Indonesia Government Bond, Perusahaan Penerbit SBSN (USD), 4.35%, 09/10/2024 (a)	312,000	312,780
Pertamina Persero PT (USD), MTN, 4.30%, 05/20/2023 (a)	900,000	875,250
Perusahaan Listrik Negara PT, 144A (USD), EMTN, 5.25%, 10/24/2042 (a)	400,000	362,000

See accompanying Notes to Financial Statements.

2014 Annual Report

9

Statement of Investments (continued)

October 31, 2014

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
Perusahaan Listrik Negara PT, REG S (USD), EMTN, 5.25%, 10/24/2042 (a)	$731,000	$661,555
		2,211,585
MALAYSIA (0.6%)
Bank Pembangunan Malaysia Bhd MTN (MYR), 4.15%, 04/10/2015	5,000,000	1,524,512
PHILIPPINES (1.1%)
Power Sector Assets & Liabilities Management Corp.
(USD), 7.25%, 05/27/2019 (a)(f)	1,000,000	1,190,000
(USD), 7.39%, 12/02/2024 (a)	1,080,000	1,404,000
		2,594,000
REPUBLIC OF SOUTH KOREA (1.1%)
Export-Import Bank of Korea (USD), 4.00%, 01/11/2017	50,000	52,690
Korea Expressway Corp.
(USD), EMTN, 4.50%, 03/23/2015 (a)	1,350,000	1,368,988
(USD), 1.88%, 10/22/2017 (a)	250,000	249,854
Korea Land & Housing Corp. (USD), 1.88%, 08/02/2017 (a)	500,000	501,635
Minera y Metalergica del Boleo SA de CV (Korea Resources Corp.) (USD), 2.88%, 05/07/2019 (a)	561,000	570,178
		2,743,345
SINGAPORE (2.6%)
Housing & Development Board
(SGD), MTN, 2.02%, 02/22/2016	3,000,000	2,367,854
(SGD), MTN, 1.83%, 11/21/2018 (a)	2,750,000	2,124,236
(SGD), MTN, 3.14%, 03/18/2021	2,000,000	1,612,347
		6,104,437
Total Government Agencies		31,464,820
SOVEREIGN AGENCY (2.2%)
INDONESIA (1.4%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (IDR), EMTN, 9.50%, 06/17/2015	41,000,000,000	3,441,829
REPUBLIC OF SOUTH KOREA (0.8%)
Korea Monetary Stabilization Bond, Series 1506 (KRW), 2.76%, 06/02/2015	2,000,000,000	1,878,946
Total Sovereign Agency		5,320,775
REPURCHASE AGREEMENT (10.9%)
UNITED STATES (10.9%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $26,031,771, collateralized by U.S. Treasury Note, maturing 05/31/2021; total market value of $26,552,663	$26,031,771	$26,031,771
Total Repurchase Agreement		26,031,771
Total Investments (Cost $233,392,514) (g)—96.0%		228,320,265

Other assets in excess of liabilities—4.0%		9,477,485
Net Assets—100.0%		$237,797,750

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2014.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(e)	Inflation linked security.
(f)	This security is government guaranteed.
(g)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EMTN	Euro Medium Term Note
EUR	Euro Currency
GMTN	Global Medium Term Note
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lanka Rupee
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

Annual Report 2014

10

Statement of Investments (continued)

October 31, 2014

Aberdeen Asia Bond Fund

At October 31, 2014, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	8	12/31/2014	$(902)
United States Treasury Note 6%-5 year	UBS	23	12/31/2014	(5,628)
United States Treasury Note 6%-10 year	UBS	(301)	12/19/2014	(80,765)
United States Treasury Bond 6%-30 year	UBS	12	12/19/2014	1,234
				$(86,061)

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar
03/10/2015	Credit Suisse	CNY	43,491,000	USD	7,000,000	$7,045,078	$45,078
03/10/2015	Deutsche Bank	CNY	112,538,500	USD	18,200,000	18,230,036	30,036
07/14/2015	UBS	CNY	55,300,150	USD	8,900,000	8,889,898	(10,102)

Chinese Yuan Renminbi Offshore/United States Dollar
07/14/2015	Goldman Sachs	CNH	42,364,000	USD	6,800,000	6,791,065	(8,935)
07/14/2015	State Street	CNH	51,070,500	USD	8,100,000	8,186,741	86,741

Indonesian Rupiah/United States Dollar
11/14/2014	UBS	IDR	86,490,090,000	USD	7,030,000	7,145,579	115,579

Malaysian Ringgit/United States Dollar
12/04/2014	Credit Suisse	MYR	34,524,000	USD	10,500,000	10,472,767	(27,233)
12/04/2014	Goldman Sachs	MYR	12,838,774	USD	4,030,000	3,894,609	(135,391)
12/04/2014	Standard Chartered Bank	MYR	6,591,000	USD	2,000,000	1,999,363	(637)

Philippine Peso/United States Dollar
11/10/2014	Goldman Sachs	PHP	478,231,220	USD	10,930,000	10,654,581	(275,419)

Singapore Dollar/United States Dollar
12/15/2014	Credit Suisse	SGD	3,960,755	USD	3,100,000	3,082,540	(17,460)
12/15/2014	Goldman Sachs	SGD	27,090,008	USD	21,295,000	21,083,359	(211,641)

South Korean Won/United States Dollar
12/05/2014	Deutsche Bank	KRW	4,536,070,000	USD	4,300,000	4,243,134	(56,867)
12/05/2014	Standard Chartered Bank	KRW	1,602,000,000	USD	1,500,000	1,498,544	(1,456)
12/05/2014	State Street	KRW	14,837,125,000	USD	14,500,000	13,878,953	(621,048)

Thai Baht/United States Dollar
11/14/2014	Goldman Sachs	THB	242,879,840	USD	7,520,000	7,451,155	(68,845)
						$134,547,402	$(1,157,600)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2014 Annual Report

11

Statement of Investments (concluded)

October 31, 2014

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi
03/10/2015	Goldman Sachs	USD	2,100,000	CNY	13,074,600	$2,117,946	$(17,946)
03/10/2015	HSBC	USD	410,000	CNY	2,565,370	415,563	(5,563)
03/10/2015	Standard Chartered Bank	USD	5,700,000	CNY	35,202,060	5,702,358	(2,358)
07/14/2015	Deutsche Bank	USD	8,800,000	CNY	55,008,800	8,843,061	(43,061)

United States Dollar/Chinese Yuan Renminbi Offshore
07/14/2015	State Street	USD	11,700,000	CNH	73,108,460	11,719,486	(19,486)

United States Dollar/Euro
01/16/2015	Royal Bank of Canada	USD	10,400,000	EUR	8,087,828	10,140,055	259,945

United States Dollar/Japanese Yen
01/16/2015	Credit Suisse	USD	5,200,000	JPY	564,450,640	5,029,770	170,230
01/16/2015	UBS	USD	10,200,000	JPY	1,103,924,890	9,836,978	363,022

United States Dollar/Malaysian Ringgit
12/04/2014	Goldman Sachs	USD	5,220,000	MYR	16,629,876	5,044,630	175,370

United States Dollar/Philippine Peso
11/10/2014	Deutsche Bank	USD	2,800,000	PHP	125,482,000	2,795,631	4,369
11/10/2014	Goldman Sachs	USD	3,200,000	PHP	143,616,000	3,199,641	359
11/10/2014	State Street	USD	1,500,000	PHP	66,105,000	1,472,763	27,237

United States Dollar/Singapore Dollar
12/15/2014	Goldman Sachs	USD	1,400,000	SGD	1,780,891	1,386,015	13,985
12/15/2014	State Street	USD	4,500,000	SGD	5,728,343	4,458,201	41,799

United States Dollar/South Korean Won
12/05/2014	State Street	USD	9,650,000	KRW	9,874,362,500	9,236,682	413,318

United States Dollar/Thai Baht
11/14/2014	Goldman Sachs	USD	610,000	THB	19,637,120	602,435	7,565
11/14/2014	UBS	USD	5,200,000	THB	168,116,000	5,157,523	42,477
						$87,158,738	$1,431,262

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2014

12

Aberdeen Core Fixed Income Fund (Unaudited)

The Aberdeen Core Fixed Income Fund (Class A shares at net asset value net of fees) returned 4.36% for the 12-month period ended October 31, 2014, versus the 4.14% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Core Bond Funds (consisting of 164 funds) was 4.12% for the period.

The U.S. investment-grade fixed income market, as represented by the Barclays U.S. Aggregate Bond Index, gained 4.14% for the 12-month period ended October 31, 2014. The beginning of the review period was marked by volatility amid speculation concerning the U.S. Federal Reserve’s (Fed) possible tapering of monetary policy easing and the change in command at the central bank, as former Fed Vice Chair Janet Yellen succeeded Ben Bernanke as Fed chair in February. The Fed began to reduce its $85 billion-per-month purchases of government and mortgage-backed securities in $10 billion increments ($5 billion for each asset class) in January 2014, and ended its tapering in late October. Interest rates generally tracked investor expectations concerning the central bank’s tapering of its quantitative easing program. Yields rose sharply in December 2013, shortly before the Fed embarked on the tapering of its asset purchase program, only to reverse direction the following month as a harsh winter blanketed the U.S., leading to a dramatic slowdown in economic activity. In March 2014, rates again moved higher as hawkish Fed statements, exhibited by an upward drift in its future rate projections, led investors to bring forward their interest-rate tightening expectations.

In our view, the gyrations in the U.S. Treasury yield curve over the last month of the reporting period in October 2014, might be viewed as a microcosm of the volatility over the 12-month period. Investors had to grasp with continued weakness in Eurozone1 and Chinese growth, the Ebola epidemic, and, earlier in the month, a sharp correction in equity prices. Additionally, the Japanese yen weakened sharply at the end of October, depreciating about 3% in one day, bringing the decline to almost 11% since July 31, 2014. New York Mercantile Exchange (NYMEX) crude oil dropped over $10 a barrel over the month of October and also hit a new five-year low. The price of crude fell nearly 21% over the last four months of the reporting period. The combination of increased supply from the U.S. and global growth concerns has put significant downward pressure on oil and many other commodity prices. Three-, five- and ten-year Treasury yields dipped 34, 41 and 37 basis points (bps)–or 0.34%, 0.41% and 0.37%–respectively, through October 15. However, more than half of the declines erased over the remainder of the month following improving economic data reports and a more hawkish-than-expected statement from the Federal Open Market Committee (FOMC). Ultimately, over the reporting period, the short-term segment of the U.S. Treasury yield curve was virtually flat. There was a dichotomy, however, in performance between the intermediate- and long-term portions of the yield curve. For example, the yield on the five-year Treasury note increased by 31 bps over the period, while the ten-year Treasury yield moved 22 bps lower.

Fund performance for the period was bolstered mainly by security selection in the corporate and non-agency mortgage-backed securities (MBS) sectors. Non-agency MBS also contributed to the Fund’s performance relative to its benchmark.

Conversely, the Fund’s exposure to government-related securities and an overweight relative to its benchmark in the short-term segment of U.S. Treasury yield curve produced negative results over the period.

Regarding the use of derivatives, the Fund employed U.S. Treasury futures as hedges against interest-rate risk during the period, which had a slightly positive impact on performance over the period.

During the period, we reduced the Fund’s exposure to all of the structured products sectors, including MBS, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) as well as corporate and taxable municipal securities. Within the corporate sector, we decreased the exposure to all segments. In the MBS portion of the Fund, we trimmed holdings in pass-throughs2 in favor of collateralized mortgage obligations (CMOs). Despite the allocation shifts, at the end of the reporting period, the Fund remained overweight relative to the benchmark in corporate and taxable municipal securities, and in all but one spread sector – MBS, in which there was a notable underweight in U.S. Treasury and government-related securities. The Fund’s largest absolute positions at the end of the period were in U.S. Treasury securities, MBS and corporate bonds.

Despite the fact that the U.S. seems to be on an improving trajectory, the rest of the world is moving in a very different direction, in our opinion. We think that the U.S. is still facing some of the headwinds from the global financial crisis, which have dissipated somewhat but are still lurking in the background. It now appears that some of those headwinds may have been replaced by forces outside of the U.S. Fortunately, the U.S. economy is dependent on the U.S. consumer and relies less on foreign markets (through exports) compared to many of our developed and developing market counterparts. We believe, the uncertainty stems from how the U.S. economy and the Fed handle the impact of the rising U.S. dollar.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	The Eurozone comprises the bloc of nations which has adopted the euro as common currency and legal tender.
2	A pass-through is a security consisting of a pool of residential mortgage loans. All payments of principal and interest are “passed through” to investors each month.

2014 Annual Report

13

Aberdeen Core Fixed Income Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2014

14

Aberdeen Core Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	4.36%		4.36%	4.24%
	w/SC2	(0.04%	)	3.45%	3.79%
Class C	w/o SC	3.61%		3.61%	3.48%
	w/SC3	2.61%		3.61%	3.48%
Institutional Service Class[4,5]	w/o SC	4.81%		4.68%	4.51%
Institutional Class[4,6]	w/o SC	4.62%		4.62%	4.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns prior to July 12, 2010 reflect the performance of a predecessor fund (“the Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 12, 2010) are based on the performance of the Class Y shares of the Predecessor Fund. The performance is substantially similar to what Institutional Service Class Shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns before the first offering of the Institutional Class Shares (July 12, 2010) are based on the performance of Class Y shares of the Predecessor Fund. The performance is substantially similar to what Institutional Class Shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

2014 Annual Report

15

Aberdeen Core Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Fixed Income Fund, Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary

October 31, 2014 (Unaudited)

Asset Allocation
U.S. Treasuries	31.7%
Corporate Bonds	24.2%
Residential Mortgage Backed Securities	21.9%
Commercial Mortgage-Backed Securities	13.4%
Asset-Backed Securities	5.6%
Municipal Bonds	1.9%
Repurchase Agreement	1.7%
Liabilities in excess of other assets	(0.4)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	6.6%
Electric Utilities	2.5%
Diversified Telecommunication Services	2.3%
Diversified Financial Services	1.8%
Energy Equipment & Services	1.5%
Oil, Gas & Consumable Fuels	1.4%
Insurance	1.2%
Media	1.1%
Food Products	0.8%
Electronics	0.6%
Other	80.2%
100.0%
Top Holdings*
U.S. Treasury Notes 09/30/2016	11.9%
U.S. Treasury Notes 09/30/2019	8.1%
U.S. Treasury Notes 09/30/2021	6.1%
U.S. Treasury Bonds 05/15/2044	4.5%
Compass Bank 09/29/2017	2.1%
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM 06/10/2046	1.4%
U.S. Treasury Notes 08/15/2024	1.1%
Crown Castle Towers LLC 01/15/2040	1.0%
Western Power Distribution Holdings Ltd. 12/15/2017	0.9%
Royal Bank of Scotland Group PLC 05/28/2024	0.9%
Other	62.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

16

Statement of Investments

October 31, 2014

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (5.6%)
AUSTRALIA (0.3%)
SMART Trust, Series 2012-4US, Class A4A (USD), 1.25%, 08/14/2018	$35,000	$34,956
UNITED STATES (5.3%)
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (USD), 4.28%, 09/05/2044 (a)	50,000	49,823
Capital One Multi-Asset Execution Trust, Series 2004-B3, Class B3 (USD), 0.88%, 01/18/2022 (b)	30,000	30,039
Citibank Credit Card Issuance Trust, Series 2014-A5, Class A5 (USD), 2.68%, 06/07/2023	100,000	100,820
CPS Auto Trust, Series 2011-A, Class A (USD), 2.82%, 04/16/2018 (a)	12,664	12,737
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	55,076	58,134
Ford Credit Floorplan Master Owner Trust, Series 2013-3, Class C (USD), 1.29%, 06/15/2017	40,000	40,138
GE Capital Credit Card Master Note Trust, Series 2011-2, Class B (USD), 1.15%, 05/15/2019 (b)	100,000	100,424
Mid-State Trust, Series 2010-1, Class M (USD), 5.25%, 12/15/2045 (a)	75,280	78,017
Santander Drive Auto Receivables Trust, Series 2012-2, Class C (USD), 3.20%, 02/15/2018	39,000	39,608
SBA Tower Trust, Series 2014-2A, Class C (USD), 3.87%, 10/15/2049 (a)	35,000	35,051
World Financial Network Credit Card Master Trust, Series 2013-A, Class A (USD), 1.61%, 12/15/2021	100,000	99,589
		644,380
Total Asset-Backed Securities		679,336
COMMERCIAL MORTGAGE-BACKED SECURITIES (13.4%)
UNITED STATES (13.4%)
Alternative Loan Trust, Series 2003-20CB, Class 2A1 (USD), 5.75%, 10/25/2033	27,746	28,635
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM (USD), 5.89%, 06/11/2050 (b)	35,000	38,600
Citigroup Commercial Mortgage Trust Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	35,000	37,604
Series 2007-C6, Class AM (USD), 5.71%, 12/10/2049 (b)	45,000	48,494
Citigroup Mortgage Loan Trust, Series 2014-A, Class A (USD), 4.00%, 01/25/2035 (a)(b)	80,501	83,754
Commercial Mortgage Pass Through Certificates
Series 2006-C7, Class AM (USD), 5.78%, 06/10/2046 (b)	160,000	170,401
Series 2014-LC17, Class B (USD), 4.49%, 10/10/2047 (b)	55,000	57,449
Series 2014-CR20, Class AM (USD), 3.94%, 11/10/2047	22,000	22,459
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-27, Class 4A4 (USD), 5.75%, 11/25/2033	23,310	24,507
Series 2005-5, Class 3A2 (USD), 0.45%, 07/25/2035 (b)	$22,417	$20,875
Extended Stay America Trust, Series 2013-ESH7, Class C7 (USD), 3.90%, 12/05/2031 (a)	100,000	100,656
Federal Home Loan Mortgage Association, Series 4363 (USD), 4.00%, 05/15/2033	44,479	47,994
Federal National Mortgage Association
Series 2014-C02, Class 1M1 (USD), 1.10%, 05/25/2024 (b)	34,063	33,503
Series 2014-C02, Class 2M1 (USD), 1.10%, 05/25/2024 (b)	33,300	32,779
Series 2014-C03, Class 2M1 (USD), 1.35%, 07/25/2024 (b)	40,419	39,960
FREMF Mortgage Trust
Series 2012-K501, Class B (USD), 3.48%, 11/25/2046 (a)(b)	34,000	34,933
Series 2011-K11, Class B (USD), 4.42%, 12/25/2048 (a)(b)	23,000	24,446
Series 2011-K10, Class B (USD), 4.62%, 11/25/2049 (a)(b)	40,000	42,959
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM (USD), 5.82%, 07/10/2038 (b)	25,000	26,627
GS Mortgage Securities Trust, Series 2013-NYC5, Class E (USD), 3.77%, 01/10/2030 (a)(b)	100,000	100,034
Jefferies & Co., Inc., Series 2009-R9, Class 1A1 (USD), 2.24%, 08/26/2046 (a)(b)	25,328	25,586
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM (USD), 5.46%, 01/15/2049 (b)	50,000	52,501
JP Morgan Mortgage Trust, Series 2013-3, Class A3 (USD), 3.48%, 07/25/2043 (a)(b)	93,075	94,357
MASTR Alternative Loans Trust Series 2004-8, Class 1A1 (USD), 6.50%, 09/25/2034	58,686	62,604
Series 2004-11, Class 7A1 (USD), 6.50%, 10/25/2034	26,126	27,821
New Residential Mortgage Loan Trust, Series 2014-1A, Class A (USD), 3.75%, 01/25/2054 (a)(b)	92,502	95,433
Structured Asset Securities Corp., Series 2003-A40, Class 3A1 (USD), 2.38%, 01/25/2034 (b)	30,156	29,407
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A (USD), 5.72%, 06/15/2049 (b)	18,072	19,574
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2 (USD), 2.37%, 06/25/2034 (b)	42,792	43,465
Wells Fargo Mortgage Backed Securities, Series 2005-AR10, Class 1A1, (USD), 2.61%, 06/25/2035 (b)	53,177	53,913
Wells Fargo Mortgage Backed Securities 2003-H Trust, Series 2003-H, Class A1, CMO (USD), 2.62%, 09/25/2033 (b)	22,663	22,907
Wells Fargo Mortgage Backed Securities 2004-V Trust, Series 2004-V, Class 2A1 (USD), 2.63%, 10/25/2034 (b)	25,615	25,880

See accompanying Notes to Financial Statements.

2014 Annual Report

17

Statement of Investments (continued)

October 31, 2014

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A1 (USD), 2.48%, 12/25/2033 (b)	$28,249	$28,091
WFRBS Commercial Mortgage Trust 2014-C22, Series 2014-C22, Class AS (USD), 4.07%, 09/15/2057 (b)	12,000	12,461
		1,610,669
Total Commercial Mortgage-Backed Securities		1,610,669
RESIDENTIAL MORTGAGE-BACKED SECURITIES (21.9%)
UNITED STATES (21.9%)
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 2.78%, 12/26/2037 (a)(b)	51,196	51,092
Citigroup Mortgage Loan Trust, Inc.
Series 2009-6, Class 6A1 (USD), 0.40%, 07/25/2036 (a)(b)	53,317	52,327
Series 2009-5, Class 7A1 (USD), 0.50%, 07/25/2036 (a)(b)	31,684	30,698
Series 2009-6, Class 4A1 (USD), 2.71%, 04/25/2037 (a)(b)	20,727	20,802
Series 2009-6, Class 11A1 (USD), 0.50%, 05/25/2037 (a)(b)	24,860	24,528
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 6A1 (USD), 6.00%, 05/27/2037 (a)	32,380	32,558
Series 2009-2R, Class 2A5 (USD), 2.05%, 06/26/2037 (a)(b)	20,160	20,247
Series 2009-3R, Class 28A1 (USD), 2.60%, 08/27/2037 (a)(b)	8,651	8,642
Federal Home Loan Mortgage Corp.
Pool # G14583 (USD), 3.00%, 10/01/2027	19,520	20,292
Series 4301, Class U (USD), 3.50%, 07/15/2032	51,849	54,730
Pool # U89032 (USD), 3.00%, 07/01/2033	62,786	64,132
Pool # G06788 (USD), 5.50%, 10/01/2035	17,582	19,796
Series 3745, Class GP (USD), 4.00%, 06/15/2039	65,000	69,784
Series 3864, Class AB (USD), 4.00%, 06/15/2039	27,033	28,761
Series 4323, Class CA (USD), 4.00%, 03/15/2040	58,201	62,413
Series 4229, Class MA (USD), 3.50%, 05/15/2041	36,602	38,760
Series 4315, Class KU (USD), 5.00%, 08/15/2041	46,820	52,532
Pool # 2B1384 (USD), 2.47%, 05/01/2043 (b)	36,739	37,068
Pool # G07626 (USD), 4.00%, 02/01/2044	81,013	86,962
Pool # G07683 (USD), 4.00%, 03/01/2044	49,336	52,595
Pool # Q28990 (USD), 3.50%, 10/01/2044	25,000	25,889
Pool # Q29348 (USD), 3.50%, 11/01/2044	35,000	36,244
Federal National Mortgage Association
Series 2013-117, Class V (USD), 3.50%, 11/25/2026	37,516	39,903
Pool # AK6972 (USD), 3.50%, 03/01/2027	32,083	34,046
Series 2012-84, Class QG (USD), 3.00%, 09/25/2031	24,484	25,107
Pool # AW7399 (USD), 3.50%, 02/01/2032	49,429	51,927
Pool # AP2109 (USD), 4.00%, 08/01/2032	17,113	18,430
Series 2013-31, Class ET (USD), 4.00%, 01/25/2033	17,273	18,478
Pool # AL3200 (USD), 3.50%, 02/01/2033	86,058	90,318
Series 2013-17, Class YM (USD), 4.00%, 03/25/2033	27,345	29,080
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	50,223	53,642
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	40,869	43,414
Pool # 555424 (USD), 5.50%, 05/01/2033	27,132	30,530
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	22,928	23,581
Pool # AV9175 (USD), 4.00%, 03/01/2034	28,675	30,784
Pool # AL5491 (USD), 4.00%, 06/01/2034	38,971	41,839
Pool # 190354 (USD), 5.50%, 12/01/2034	28,534	32,044
Series 2013-110, Class QH (USD), 3.50%, 02/25/2037	76,167	80,052
Series 2012-92, Class EB (USD), 3.50%, 04/25/2037	40,000	41,873
Series 2013-103, Class H, CMO (USD), 4.50%, 03/25/2038	74,513	80,947
Series 2013-100, Class CA (USD), 4.00%, 03/25/2039	46,370	49,795
Pool # AL0038 (USD), 5.00%, 02/01/2041	43,840	48,575
Pool # AI0108 (USD), 5.00%, 04/01/2041	43,145	48,505
Pool # AI5595 (USD), 5.00%, 07/01/2041	31,014	34,533
Pool # AL0933 (USD), 5.00%, 10/01/2041	35,931	39,846
Series 2013-100, Class MP (USD), 4.50%, 11/25/2041	64,297	70,306
Series 2012-120, Class PA (USD), 3.50%, 10/25/2042	65,669	68,868
Pool # AT2710 (USD), 2.27%, 06/01/2043 (b)	32,366	32,409
Pool # AL3845 (USD), 2.44%, 07/01/2043 (b)	36,743	37,170
Pool # AU0600 (USD), 3.50%, 08/01/2043	83,323	86,449
Series 2014-29, Class PA, CMO (USD), 3.75%, 01/25/2044	56,308	59,839
Pool # AL5376 (USD), 4.00%, 05/01/2044	53,440	57,081
Pool # AS2774 (USD), 3.50%, 07/01/2044	49,259	51,101
Pool # AS3611 (USD), 3.50%, 10/01/2044	74,897	77,698
Pool # AS3706 (USD), 3.50%, 11/01/2044	70,000	72,618
Government National Mortgage Association, Pool # 783356 (USD), 6.00%, 06/20/2041	9,519	10,727
JP Morgan Re-Remic
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	52,481	53,805
Series 2009-7, Class 13A1 (USD), 2.38%, 06/27/2037 (a)(b)	18,253	18,254
Series 2009-7, Class 14A1 (USD), 2.12%, 07/27/2037 (a)(b)	51,443	51,647
MASTR Asset Securitization Trust, Series 2003-8, Class 3A13 (USD), 5.25%, 09/25/2033	6,648	6,802
		2,632,875
Total Residential Mortgage-Backed Securities		2,632,875
CORPORATE BONDS (24.2%)
AUSTRALIA (0.7%)
Commercial Banks (0.5%)
Macquarie Bank Ltd. (USD), MTN, 1.60%, 10/27/2017 (a)	60,000	59,699

See accompanying Notes to Financial Statements.

Annual Report 2014

18

Statement of Investments (continued)

October 31, 2014

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Metals & Mining (0.2%)
BHP Billiton Finance USA Ltd. (USD), 5.00%, 09/30/2043	$20,000	$22,337
		82,036
CANADA (0.2%)
Chemicals (0.2%)
NOVA Chemicals Corp. (USD), 8.63%, 11/01/2019	30,000	31,294
FRANCE (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Total Capital International SA
(USD), 2.70%, 01/25/2023	30,000	29,113
(USD), 3.75%, 04/10/2024	15,000	15,568
		44,681
MEXICO (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Petroleos Mexicanos (USD), 4.25%, 01/15/2025 (a)	20,000	20,246
SWITZERLAND (0.2%)
Pharmaceutical (0.2%)
Novartis Capital Corp. (USD), 4.40%, 05/06/2044	26,000	27,837
UNITED KINGDOM (2.8%)
Commercial Banks (1.7%)
Royal Bank of Scotland Group PLC (USD), 5.13%, 05/28/2024	100,000	101,317
Royal Bank of Scotland PLC (USD), 1.88%, 03/31/2017	100,000	100,308
		201,625
Electric Utilities (0.9%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/2017 (a)	100,000	113,910
Oil, Gas & Consumable Fuels (0.2%)
BP Capital Markets PLC (USD), 2.75%, 05/10/2023	25,000	23,816
		339,351
UNITED STATES (19.7%)
Agriculture (0.1%)
Philip Morris International, Inc. (USD), 4.13%, 03/04/2043	20,000	19,492
Auto Manufacturers (0.2%)
General Motors Co. (USD), 6.25%, 10/02/2043	20,000	23,800
Biotechnology (0.1%)
Gilead Sciences, Inc. (USD), 4.80%, 04/01/2044	15,000	16,259
Commercial Banks (4.4%)
Bank of America Corp.
(USD), MTN, 4.00%, 04/01/2024	10,000	10,333
(USD), MTN, 5.00%, 01/21/2044	25,000	27,319
Citigroup, Inc., Series N (USD), 5.80%, 11/15/2019 (b)(c)	50,000	50,100
Compass Bank (USD), 1.85%, 09/29/2017	250,000	251,003
JPMorgan Chase & Co.
Series V (USD), 5.00%, 07/01/2019 (b)(c)	35,000	34,431
(USD), 3.88%, 09/10/2024	20,000	19,870
(USD), 4.85%, 02/01/2044	25,000	26,880
Morgan Stanley
Series H (USD), 5.45%, 07/15/2019 (b)(c)	45,000	45,211
Series F (USD), 3.88%, 04/29/2024	25,000	25,327
Wells Fargo & Co. (USD), MTN, 3.30%, 09/09/2024	45,000	44,887
		535,361
Computers & Peripherals (0.2%)
Apple, Inc. (USD), 3.85%, 05/04/2043	25,000	23,872
Diversified Financial Services (1.8%)
Apollo Management Holdings LP (USD), 4.00%, 05/30/2024 (a)	25,000	25,198
BlackRock, Inc. (USD), 3.50%, 03/18/2024	35,000	35,574
Harley-Davidson Funding Corp. (USD), 6.80%, 06/15/2018 (a)	35,000	40,839
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	40,000	47,139
Legg Mason, Inc. (USD), 5.63%, 01/15/2044	15,000	16,727
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	30,000	29,709
Utility Contract Funding LLC (USD), 7.94%, 10/01/2016 (a)	20,624	22,044
		217,230
Diversified Telecommunication Services (2.3%)
Crown Castle Towers LLC (USD), 6.11%, 01/15/2040 (a)	100,000	115,536
Qwest Corp. (USD), 6.88%, 09/15/2033	45,000	45,351
SBA Tower Trust
(USD), 2.93%, 12/15/2042 (a)	40,000	40,534
(USD), 3.72%, 04/15/2048 (a)	25,000	25,035
Verizon Communications, Inc.
(USD), 5.15%, 09/15/2023	15,000	16,798
(USD), 5.01%, 08/21/2054 (a)	33,000	33,581
		276,835
Electric Utilities (1.6%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/2035	10,000	11,884
CMS Energy Corp. (USD), 4.88%, 03/01/2044	25,000	26,685
Dominion Resources, Inc. (USD), 5.75%, 10/01/2054 (b)	21,000	21,834
Entergy Gulf States, Inc. (USD), 6.20%, 07/01/2033	34,000	34,088
Exelon Corp. (USD), 5.63%, 06/15/2035	10,000	11,340
ITC Holdings Corp. (USD), 5.30%, 07/01/2043	10,000	11,056
Public Service Co. of New Mexico (USD), 7.95%, 05/15/2018	25,000	29,798
Puget Energy, Inc. (USD), 6.50%, 12/15/2020	35,000	41,686
		188,371
Electronics (0.6%)
Keysight Technologies, Inc. (USD), 4.55%, 10/30/2024 (a)	70,000	69,969
Energy Equipment & Services (1.5%)
El Paso Pipeline Partners Operating Co. LLC
(USD), 6.50%, 04/01/2020	15,000	17,160
(USD), 4.30%, 05/01/2024	40,000	40,050

See accompanying Notes to Financial Statements.

2014 Annual Report

19

Statement of Investments (continued)

October 31, 2014

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Energy Transfer Partners LP (USD), 4.15%, 10/01/2020	$35,000	$36,481
Kinder Morgan Energy Partners LP
(USD), 5.30%, 09/15/2020	17,000	18,690
(USD), 3.50%, 03/01/2021	30,000	29,852
Williams Partners LP (USD), 3.90%, 01/15/2025	35,000	34,722
		176,955
Food Products (0.8%)
Sysco Corp.
(USD), 3.00%, 10/02/2021	30,000	30,425
(USD), 3.50%, 10/02/2024	30,000	30,443
WM Wrigley Jr Co. (USD), 3.38%, 10/21/2020 (a)	40,000	40,860
		101,728
Healthcare Products (0.2%)
Medtronic, Inc. (USD), 4.63%, 03/15/2044	20,000	20,762
Healthcare Providers & Services (0.3%)
WellPoint, Inc. (USD), 3.50%, 08/15/2024	35,000	34,741
Insurance (1.2%)
American International Group, Inc. (USD), 4.50%, 07/16/2044	30,000	30,466
Farmers Exchange Capital II (USD), 6.15%, 11/01/2053 (a)(b)	35,000	38,271
Teachers Insurance & Annuity Association of America (USD), 4.90%, 09/15/2044 (a)	25,000	26,503
TIAA Asset Management Finance Co. LLC (USD), 4.13%, 11/01/2024 (a)	45,000	45,238
		140,478
Media (1.1%)
CBS Corp.
(USD), 2.30%, 08/15/2019	35,000	34,541
(USD), 4.90%, 08/15/2044	20,000	19,966
Comcast Cable Communications LLC (USD), 8.88%, 05/01/2017	30,000	35,545
Comcast Corp. (USD), 7.05%, 03/15/2033	28,000	38,226
		128,278
Office/Business Equipment (0.4%)
Xerox Corp. (USD), 3.80%, 05/15/2024	45,000	44,100
Oil & Gas Services (0.3%)
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	20,000	19,566
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. (USD), 6.50%, 11/15/2020	15,000	16,380
		35,946
Oil, Gas & Consumable Fuels (0.6%)
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. (USD), 6.88%, 02/15/2023	15,000	16,964
Marathon Petroleum Corp. (USD), 4.75%, 09/15/2044	20,000	20,123
Noble Energy, Inc. (USD), 5.25%, 11/15/2043	15,000	16,149
Rowan Cos., Inc. (USD), 5.85%, 01/15/2044	20,000	20,108
		73,344
Pharmaceutical (0.2%)
Express Scripts Holding Co. (USD), 6.13%, 11/15/2041	20,000	24,761
Real Estate (0.5%)
DDR Corp. (USD), 3.38%, 05/15/2023	45,000	43,586
Kimco Realty Corp. (USD), 3.13%, 06/01/2023	20,000	19,477
		63,063
Retail (0.5%)
CVS Health Corp. (USD), 3.38%, 08/12/2024	20,000	19,942
Target Corp. (USD), 4.00%, 07/01/2042	20,000	19,205
Wal-Mart Stores, Inc. (USD), 4.30%, 04/22/2044	18,000	18,761
		57,908
Software (0.4%)
Oracle Corp.
(USD), 2.50%, 10/15/2022	20,000	19,311
(USD), 3.40%, 07/08/2024	35,000	35,395
		54,706
Transportation (0.4%)
Burlington Northern Santa Fe LLC
(USD), 5.15%, 09/01/2043	20,000	22,239
(USD), 4.55%, 09/01/2044	22,000	22,319
		44,558
		2,372,517
Total Corporate Bonds		2,917,962
MUNICIPAL BONDS (1.9%)
UNITED STATES (1.9%)
ARIZONA (0.2%)
La Paz County Industrial Development Authority Revenue Bonds (USD), 7.00%, 03/01/2034	25,000	25,113
CALIFORNIA (0.5%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 04/01/2030	45,000	57,415
GEORGIA (0.6%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	55,000	70,020
ILLINOIS (0.4%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	45,000	52,510
NEW YORK (0.2%)
Port Authority of New York & New Jersey Revenue Bonds (USD), 6.04%, 12/01/2029	20,000	25,264
		230,322
Total Municipal Bonds		230,322

See accompanying Notes to Financial Statements.

Annual Report 2014

20

Statement of Investments (concluded)

October 31, 2014

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value (US$)
U.S. TREASURIES (31.7%)
UNITED STATES (31.7%)
U.S. Treasury Bonds (USD), 3.38%, 05/15/2044	$509,000	$539,977
U.S. Treasury Notes
(USD), 2.13%, 05/31/2015 (d)	5,000	5,057
(USD), 0.50%, 09/30/2016	1,436,000	1,436,674
(USD), 1.75%, 09/30/2019	977,000	983,488
(USD), 2.13%, 09/30/2021	728,000	732,095
(USD), 2.38%, 08/15/2024	129,000	129,504
		3,826,795
Total U.S. Treasuries		3,826,795
REPURCHASE AGREEMENT (1.7%)
UNITED STATES (1.7%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $200,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; market value of $204,468	200,000	200,000
Total Repurchase Agreement		200,000
Total Investments (Cost $11,994,244) (e)—100.4%		12,097,959

Liabilities in excess of other assets—(0.4)%		(45,174)
Net Assets—100.0%		$12,052,785

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2014.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
MTN	Medium Term Note
USD	U.S. Dollar

At October 31, 2014, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
United States Treasury Note 6%-2 year	UBS	(5)	12/31/2014	$(3,527)

See accompanying Notes to Financial Statements.

2014 Annual Report

21

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Class A shares at net asset value net of fees) returned 5.64% for the 12-month period ended October 31, 2014, versus the 8.55% return of its benchmark, the J.P. Morgan EMBI Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Hard Currency Debt Funds (consisting of 86 funds) was 4.50% for the period.

Emerging markets (EM) debt, as measured by the J.P. Morgan EMBI Global Diversified Index, returned 8.55% for the reporting period, while the benchmark yield spread fell 18 basis points (bps)–that is, 0.18%–to +296 bps over comparable-duration1 U.S. Treasuries over the same period. All regions posted positive returns over the period. In terms of countries, Honduras, Argentina, Belize and Jamaica were the top performers, while Venezuela posted the greatest losses; Russia also performed poorly.

Following the “taper tantrum” earlier in 2013, emerging markets experienced an unexpected, positive surprise at the start of the review period when the U.S. Federal Open Market Committee (FOMC) decided against tapering its asset purchases, given that it remained unconvinced by the scale of the U.S. economic recovery. This sparked a robust rally, as investors appeared to believe that market had reached an equilibrium level and that value had returned to EM assets.

Improved U.S. economic data in November 2013 subsequently led to a growing sense in the market that the U.S. Federal Reserve (Fed) was unlikely to wait too long before starting its tapering. Thereafter, the Fed announced in December that it would start to taper its asset purchases by $10 billion beginning in January 2014. The program was reduced by a further $10 billion monthly, until the end of the period in late October. The Fed’s tapering initially weighed on emerging market sentiment; however, there was a turnaround in February attributable to what we viewed as supportive and pragmatic measures by emerging market central banks, as well as investors’ realization that certain idiosyncratic events were not indicative of wider contagion.

EM debt continued to post gains throughout the summer months, as investors focused on the yield differential between emerging and developed markets, rather than geopolitical tensions between Russia and Ukraine. The key themes of last year, including the “Fragile Five”2 and external vulnerabilities, ceased to be as important, in our opinion, given the clear improvement in the fundamentals of many countries.

While declines in hard currency sovereign3 and corporate bonds were somewhat tempered, emerging market currencies weakened significantly towards September 2014 when the J.P. Morgan Emerging Markets Currency Index4 declined to levels last seen at the height of the credit crunch in 2009. While election and geopolitical risks may have accounted for a decline in the Brazilian real and Russian ruble over the annual period, the broader underperformance relative to developed-market currencies was due to a strengthening U.S. dollar, which reflected the improving U.S. economy and softer growth expectations for China.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

Emerging market debt rebounded towards the end of the reporting period in October, reversing much of the negativity experienced across the asset class in September. U.S. Treasuries experienced a roller coaster ride, as the yield on the 10-year note fell by 37 bps (and its price consequently rose) over the first half of the month before relinquishing some of these price gains by the end of October.

The Fund underperformed its benchmark, the J.P. Morgan EMBI Global Diversified Index, over the reporting period. Fund performance was hindered primarily by an overweight in Russia towards the beginning of the period, an overweight relative in Brazil, and an underweight in Argentina. Conversely, overweight positioning in Honduras and Kazakhstan were the main contributors to positive Fund performance as well as exposure to the United Arab Emirates, which is not represented in the benchmark index. Positioning in Serbia and currency exposure in India also bolstered Fund performance.

During the reporting period, we heavily shifted the Fund’s Russian position due to sanctions administered as a result of the escalated tensions with Ukraine, and participated in new issues from Mozambique and Paraguay. In the local currency space, we maintained a position in Brazil and, towards the end of the period, initiated some Russian local bond holdings. In the currency space, we reduced the Indian rupee exposure, targeting a 2% position.

With regard to derivatives, the Fund’s use of currency forwards had a negative impact on performance over the reporting period.

As we move into 2015, we have seen a significant number of the major U.S. economists cut their U.S. Treasury yield forecasts, which we feel highlights the upside risks to emerging market debt as the “search for yield” most likely should remain strong. The decline in global commodity prices affects emerging markets in different ways but puts additional pressures on those countries whose fiscal breakeven oil price5 has risen significantly over the last five years. The Ebola pandemic also highlights some of the risks of investing in sub-Saharan African credits as the countries which have suffered the worst outbreaks (Senegal, Guinea, Sierra Leone and Liberia) are in proximity to the three counties (Nigeria, Ghana and Ivory Coast) which produce nearly 60% of global cocoa. We believe that ongoing currency weakness is also a risk as the market is increasingly expressing any negative sentiment in this part of the asset class.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., high risk) in relation to interest-rate movements.
2	The “Fragile Five” economies are those that are considered to have become too dependent on skittish foreign investment to finance their growth ambitions: Turkey, Brazil, India, South Africa and Indonesia.
3	A sovereign bond is a debt security issued by a national government within a given country and denominated in a foreign currency.
4	The J.P. Morgan Emerging Markets Currency Index tracks the performance of emerging market currency exchange rates.
5	The fiscal breakeven oil price is the average price at which the budget of an oil-exporting country is balanced in a given year.

Annual Report 2014

22

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2014 Annual Report

23

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2014)		1 Yr.	Inception[1]
Class A	w/o SC	5.64%	1.53%
	w/SC2	1.19%	(0.64%	)
Class C	w/o SC	4.72%	0.73%
	w/SC3	3.72%	0.25%
Class R4	w/o SC	5.37%	1.28%
Institutional Service Class[4]	w/o SC	5.91%	1.77%
Institutional Class[4]	w/o SC	5.91%	1.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2014

24

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasisovereign entities issued in emerging markets countries.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Government Bonds	71.3%
Corporate Bonds	17.7%
Government Agencies	7.6%
Repurchase Agreement	1.7%
Other assets in excess of liabilities	1.7%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	6.0%
Oil, Gas & Consumable Fuels	3.7%
Engineering & Construction	2.1%
Holding Companies-Diversified Operations	1.7%
Diversified Telecommunication Services	1.4%
Real Estate Management & Development	0.9%
Media	0.7%
Retail	0.6%
Commercial Services & Supplies	0.6%
Other	82.3%
100.0%

Top Holdings*
Venezuela Government International Bond 08/23/2022	2.9%
Romanian Government International Bond 02/07/2022	2.7%
Croatia Government International Bond 07/14/2020	2.5%
Brazil Notas do Tesouro Nacional, Series B 08/15/2020	2.5%
Mexico Government International Bond 01/11/2040	2.3%
Brazil Notas do Tesouro Nacional, Series F 01/01/2017	2.1%
Emirate of Dubai Government International Bonds 10/05/2020	2.1%
South Africa Government International Bond 05/30/2022	2.0%
Kazakhstan Temir Zholy Finance BV 07/10/2042	2.0%
Argentina Bonar Bonds, Series X 04/17/2017	1.9%
Other	77.0%
100.0%

Top Countries
Brazil	14.5%
Mexico	10.1%
Indonesia	6.8%
South Africa	5.1%
Venezuela	4.1%
Russia	3.9%
Uruguay	3.8%
Romania	3.2%
Turkey	3.0%
Kazakhstan	3.0%
Other	42.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

25

Statement of Investments

October 31, 2014

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (17.7%)
BRAZIL (5.4%)
Commercial Banks (1.7%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$420,000	$161,870
Caixa Economica Federal (USD), 4.50%, 10/03/2018 (a)	360,000	368,604
		530,474
Engineering & Construction (2.1%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)	200,000	194,500
Odebrecht Finance Ltd.
(USD), 7.50%, 09/14/2015 (a)(b)	240,000	241,800
(USD), 7.13%, 06/26/2042 (a)	200,000	209,900
		646,200
Oil, Gas & Consumable Fuels (1.6%)
Petrobras International Finance Co. SA
(USD), 7.88%, 03/15/2019	194,000	222,465
(USD), 5.75%, 01/20/2020	17,000	17,946
(USD), 6.88%, 01/20/2040	260,000	272,644
		513,055
		1,689,729
CHILE (1.3%)
Oil, Gas & Consumable Fuels (0.7%)
Empresa Nacional del Petroleo (USD), 4.38%, 10/30/2024 (a)	200,000	198,250
Retail (0.6%)
SACI Falabella (USD), 3.75%, 04/30/2023 (a)	200,000	197,076
		395,326
CHINA (2.2%)
Commercial Banks (1.0%)
Export Import Bank of China (CNH), 3.00%, 05/14/2016	2,000,000	325,523
Holding Companies-Diversified Operations (0.3%)
Sinochem Overseas Capital Co. Ltd. (USD), 4.50%, 11/12/2020 (a)	100,000	106,608
Real Estate Management & Development (0.9%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	250,000	268,368
		700,499
COLOMBIA (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Pacific Rubiales Energy Corp. (USD), 5.38%, 01/26/2019 (a)	270,000	270,675
INDIA (1.7%)
Commercial Banks (1.0%)
State Bank of India (USD), 3.25%, 04/18/2018 (a)	310,000	313,816
Diversified Telecommunication Services (0.7%)
Bharti Airtel International Netherlands BV (USD), 5.13%, 03/11/2023 (a)	$200,000	$211,256
		525,072
MEXICO (1.9%)
Commercial Banks (0.5%)
BBVA Bancomer SA (USD), 6.75%, 09/30/2022 (a)	150,000	169,875
Holding Companies-Diversified Operations (1.4%)
Alfa SAB de CV
(USD), 5.25%, 03/25/2024 (a)	200,000	217,750
(USD), 6.88%, 03/25/2044 (a)	200,000	225,000
		442,750
		612,625
RUSSIA (1.5%)
Commercial Banks (0.3%)
Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD), 7.88%, 09/25/2017 (a)	100,000	104,200
Diversified Telecommunication Services (0.7%)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (USD), 7.75%, 02/02/2021 (a)	200,000	203,500
Oil, Gas & Consumable Fuels (0.5%)
Gaz Capital SA for Gazprom (USD), 9.25%, 04/23/2019 (a)	140,000	161,729
		469,429
SOUTH AFRICA (0.7%)
Media (0.7%)
Myriad International Holdings BV (USD), 6.00%, 07/18/2020 (a)	200,000	217,000
SUPRANATIONAL (0.7%)
Commercial Banks (0.7%)
African Export-Import Bank (USD), EMTN, 5.75%, 07/27/2016 (a)	200,000	208,000
TURKEY (0.8%)
Commercial Banks (0.8%)
Turkiye Garanti Bankasi (USD), 5.25%, 09/13/2022 (a)	250,000	253,750
UNITED ARAB EMIRATES (0.6%)
Commercial Services & Supplies (0.6%)
DP World Ltd. (USD), MTN, 6.85%, 07/02/2037 (a)	170,000	195,075
Total Corporate Bonds		5,537,180
GOVERNMENT BONDS (71.3%)
ARGENTINA (2.4%)
Argentina Bonar Bonds
Series X (USD), 7.00%, 04/17/2017	680,000	603,328
(USD), 8.75%, 05/07/2024	165,000	154,406
		757,734

See accompanying Notes to Financial Statements.

Annual Report 2014

26

Statement of Investments (continued)

October 31, 2014

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
ARMENIA (1.6%)
Republic of Armenia, REG S (USD), 6.00%, 09/30/2020 (a)	$490,000	$512,050
BELARUS (1.0%)
Republic of Belarus (USD), 8.95%, 01/26/2018 (a)	290,000	312,171
BRAZIL (7.8%)
Brazil Notas do Tesouro Nacional
Series F (BRL), 10.00%, 01/01/2017	1,700,000	655,384
Series B (BRL), 6.00%, 08/15/2020 (c)	760,000	768,130
Series F (BRL), 10.00%, 01/01/2021	710,000	261,461
Series F (BRL), 10.00%, 01/01/2023	600,000	216,451
Series F (BRL), 10.00%, 01/01/2025	550,000	196,414
Brazilian Government International Bond (USD), 7.13%, 01/20/2037	256,000	323,200
		2,421,040
CROATIA (2.5%)
Croatia Government International Bond (USD), 6.63%, 07/14/2020 (a)	700,000	776,566
DOMINICAN REPUBLIC (2.6%)
Dominican Republic International Bond
(USD), 7.50%, 05/06/2021 (a)	370,000	420,875
(USD), 7.45%, 04/30/2044 (a)	360,000	402,300
		823,175
EL SALVADOR (1.4%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	140,000	139,650
(USD), 6.38%, 01/18/2027 (a)	280,000	287,000
		426,650
GEORGIA (0.7%)
Georgia Government International Bond (USD), 6.88%, 04/12/2021 (a)	200,000	225,540
GHANA (0.6%)
Republic of Ghana (USD), 8.13%, 01/18/2026 (a)	200,000	201,000
GUATEMALA (0.9%)
Guatemala Government Bond (USD), 5.75%, 06/06/2022 (a)	260,000	285,350
HONDURAS (1.7%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)	490,000	527,975
INDONESIA (4.5%)
Indonesia Government International Bond
(USD), 6.88%, 01/17/2018 (a)	100,000	112,880
(USD), 5.88%, 03/13/2020 (a)	400,000	447,500
Indonesia Treasury Bond
Series FR71 (IDR), 9.00%, 03/15/2029	3,619,000,000	314,531
Series FR68 (IDR), 8.38%, 03/15/2034	6,366,000,000	523,081
		1,397,992
IRAQ (0.9%)
Republic of Iraq (USD), 5.80%, 01/15/2028 (a)	330,000	291,225
IVORY COAST (0.9%)
Ivory Coast Government International Bond (USD), 5.75%, 12/31/2032 (a)(d)	280,000	270,256
KAZAKHSTAN (1.0%)
Kazakhstan Government International Bond (USD), 3.88%, 10/14/2024 (a)	310,000	304,575
LATVIA (0.8%)
Republic of Latvia (USD), 2.75%, 01/12/2020 (a)	250,000	247,188
LITHUANIA (0.4%)
Lithuania Government International Bond (USD), 7.38%, 02/11/2020 (a)	100,000	121,000
MEXICO (7.0%)
Mexican Udibonos, Series S (MXN), 4.50%, 11/22/2035 (c)	2,110,803	184,331
Mexico Fixed Rate Bonds
Series M10 (MXN), 8.50%, 12/13/2018	3,490,000	294,473
Series M (MXN), 8.00%, 06/11/2020	5,220,000	439,129
Series M (MXN), 7.75%, 11/13/2042	4,960,000	411,875
Mexico Government International Bond
(USD), 4.00%, 10/02/2023	136,000	141,984
(USD), 6.05%, 01/11/2040	580,000	700,350
		2,172,142
MONGOLIA (1.5%)
Development Bank of Mongolia LLC (USD), MTN, 5.75%, 03/21/2017 (a)	210,000	203,700
Mongolia Government International Bond (USD), EMTN, 5.13%, 12/05/2022 (a)	290,000	258,100
		461,800
MOZAMBIQUE (1.0%)
Mozambique EMATUM Finance 2020 BV (USD), 6.31%, 09/11/2020 (a)	310,000	309,613
PARAGUAY (1.0%)
Republic of Paraguay (USD), 6.10%, 08/11/2044 (a)	300,000	321,375
PERU (2.3%)
Peru Government Bond (PEN), 7.84%, 08/12/2020	350,000	138,682
Peruvian Government International Bond
(PEN), 7.84%, 08/12/2020 (a)	730,000	289,250
(PEN), 6.95%, 08/12/2031 (a)	408,000	148,803
(PEN), 6.90%, 08/12/2037 (a)	360,000	129,637
		706,372
QATAR (0.9%)
Qatar Government International Bond (USD), 6.40%, 01/20/2040 (a)	230,000	294,975
ROMANIA (3.2%)
Romanian Government International Bond
(USD), EMTN, 6.75%, 02/07/2022 (a)	690,000	826,620
(USD), 6.13%, 01/22/2044 (a)	140,000	163,975
		990,595

See accompanying Notes to Financial Statements.

2014 Annual Report

27

Statement of Investments (continued)

October 31, 2014

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
RUSSIA (2.0%)
Russian Federal Bond — OFZ, Series 6212 (RUB), 7.05%, 01/19/2028	$16,300,000	$302,804
Russian Foreign Bond — Eurobond (USD), 7.50%, 03/31/2030 (a)(d)	294,750	334,391
		637,195
RWANDA (0.8%)
Rwanda International Government Bond, REG S (USD), 6.63%, 05/02/2023 (a)	250,000	258,800
SENEGAL (1.0%)
Senegal Government International Bond (USD), 8.75%, 05/13/2021 (a)	270,000	309,150
SERBIA (0.7%)
Republic of Serbia (USD), 5.25%, 11/21/2017 (a)	200,000	207,000
SOUTH AFRICA (4.4%)
South Africa Government Bond
Series 204 (ZAR), 8.00%, 12/21/2018	3,960,000	371,240
Series 2030 (ZAR), 8.00%, 01/31/2030	4,440,000	392,725
South Africa Government International Bond (USD), 5.88%, 05/30/2022	550,000	621,500
		1,385,465
TANZANIA (1.2%)
Tanzania Government International Bond (USD), 6.33%, 03/09/2020 (a)(d)	340,000	367,625
TURKEY (2.2%)
Turkey Government International Bond
(USD), 7.50%, 07/14/2017	130,000	146,250
(USD), 6.25%, 09/26/2022	480,000	544,800
		691,050
UNITED ARAB EMIRATES (2.1%)
Emirate of Dubai Government International Bonds (USD), EMTN, 7.75%, 10/05/2020 (a)	520,000	650,000
URUGUAY (3.8%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (c)	4,067,084	178,975
(UYU), 4.25%, 04/05/2027 (c)	9,528,058	422,447
PIK (USD), 7.88%, 01/15/2033	356,000	486,830
(USD), 7.63%, 03/21/2036	67,445	91,894
		1,180,146
VENEZUELA (3.7%)
Venezuela Government International Bond
(USD), 12.75%, 08/23/2022 (a)	1,150,000	914,250
(USD), 11.75%, 10/21/2026 (a)	240,000	175,920
(USD), 11.95%, 08/05/2031 (a)	85,000	61,838
		1,152,008
ZAMBIA (0.8%)
Zambia Government International Bond (USD), 8.50%, 04/14/2024 (a)	220,000	251,350
Total Government Bonds		22,248,148
GOVERNMENT AGENCIES (7.6%)
BRAZIL (1.3%)
Banco Nacional de Desenvolvimento Economico e Social
(USD), 6.50%, 06/10/2019 (a)	220,000	244,640
(USD), 5.50%, 07/12/2020 (a)	160,000	171,200
		415,840
INDONESIA (2.3%)
Pertamina Persero PT
(USD), 4.88%, 05/03/2022 (a)	220,000	224,400
(USD), 6.00%, 05/03/2042 (a)	490,000	490,000
		714,400
KAZAKHSTAN (2.0%)
Kazakhstan Temir Zholy Finance BV (USD), 6.95%, 07/10/2042 (a)	550,000	613,250
MEXICO (1.2%)
Petroleos Mexicanos
(USD), 6.63%, 06/15/2038	170,000	197,455
(USD), 6.50%, 06/02/2041	110,000	128,700
(USD), 6.38%, 01/23/2045	50,000	57,370
		383,525
RUSSIA (0.4%)
Vnesheconombank Via VEB Finance PLC (USD), 6.90%, 07/09/2020 (a)	120,000	122,550
VENEZUELA (0.4%)
Petroleos de Venezuela SA (USD), 8.50%, 11/02/2017 (a)	180,000	136,332
Total Government Agencies		2,385,897
REPURCHASE AGREEMENT (1.7%)
UNITED STATES (1.7%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $519,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $533,612	519,000	519,000
Total Repurchase Agreement		519,000
Total Investments (Cost $31,034,146) (e)—98.3%		30,690,225

Other assets in excess of liabilities—1.7%		523,424
Net Assets—100.0%		$31,213,649

See accompanying Notes to Financial Statements.

Annual Report 2014

28

Statement of Investments (concluded)

October 31, 2014

Aberdeen Emerging Markets Debt Fund

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Inflation linked security.
(d)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2014.
(e)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ARS	Argentine Peso
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi Offshore
EMTN	Euro Medium Term Note
IDR	Indonesian Rupiah
INR	Indian Rupee
MTN	Medium Term Note
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PIK	Payment In Kind
RUB	New Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Argentine Peso/United States Dollar
05/08/2015	Barclays Bank	ARS	1,272,000	USD	118,133	$122,948	$4,815
05/08/2015	Citibank	ARS	1,274,000	USD	124,414	123,141	(1,273)

Brazilian Real/United States Dollar
11/28/2014	JPMorgan Chase	BRL	694,000	USD	288,386	278,038	(10,347)

Indian Rupee/United States Dollar
11/28/2014	HSBC	INR	56,641,000	USD	918,528	917,917	(610)

Mexican Peso/United States Dollar
01/16/2015	UBS	MXN	276,000	USD	20,404	20,411	6

Philippine Peso/United States Dollar
11/28/2014	Goldman Sachs	PHP	27,448,000	USD	627,928	611,167	(16,762)

South African Rand/United States Dollar
01/16/2015	Barclays Bank	ZAR	500,000	USD	43,883	44,778	894
						$2,118,400	$(23,277)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
11/28/2014	Citibank	USD	317,023	BRL	758,000	$303,679	$13,344
11/28/2014	JPMorgan Chase	USD	1,570,982	BRL	3,675,000	1,472,320	98,662

United States Dollar/Indonesian Rupiah
11/28/2014	Citibank	USD	204,531	IDR	2,455,016,000	202,382	2,149

United States Dollar/Mexican Peso
01/16/2015	Citibank	USD	137,802	MXN	1,875,000	138,658	(856)

United States Dollar/Peruvian Nouveau Sol
11/28/2014	JPMorgan Chase	USD	567,173	PEN	1,654,000	564,405	2,768
11/28/2014	UBS	USD	108,479	PEN	310,000	105,783	2,696

United States Dollar/South African Rand
01/16/2015	JPMorgan Chase	USD	746,813	ZAR	8,441,000	755,934	(9,121)
						$3,543,161	$109,642

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2014 Annual Report

29

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Class A shares at net asset value net of fees) returned -3.53% for the 12-month period ended October 31, 2014, versus the -2.68% return of its benchmark, the J.P. Morgan GBI-EM Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Local Currency Debt Funds (consisting of 35 funds) was 4.50% for the period.

Emerging markets (EM) local currency debt, as measured by the J.P. Morgan GBI-EM Global Diversified Index, returned -2.68% for the reporting period. Country returns were mixed, as Nigeria, Thailand and Mexico were the top performers within the Index, while Russia declined significantly as a result of the poor investor sentiment surrounding the sanctions imposed on the country in the wake of the expansion of its military presence in the Crimea region of Ukraine. Emerging market currencies were the prime cause of the underperformance of the asset class versus its developed-market debt counterparts as none of the constituents of the J.P. Morgan GBI-EM Global Diversified Index had positive currency returns in spot terms.

Following the “taper tantrum” earlier in 2013, emerging markets experienced an unexpected, positive surprise at the start of the review period when the U.S. Federal Open Market Committee (FOMC) decided against tapering its asset purchases, given that it remained unconvinced by the scale of the U.S. economic recovery. This sparked a robust rally, as investors appeared to believe that market had reached an equilibrium level and that value had returned to EM assets.

Improved U.S. economic data in November 2013 subsequently led to a growing sense in the market that the U.S. Federal Reserve (Fed) was unlikely to wait too long before starting its tapering. Thereafter, the Fed announced in December that it would start to taper its asset purchases by $10 billion beginning in January 2014. The program was reduced by a further $10 billion monthly, until the end of the period in late October. The Fed’s tapering initially weighed on emerging market sentiment; however, there was a turnaround in February attributable to what we viewed as supportive and pragmatic measures by emerging market central banks, as well as investors’ realization that certain idiosyncratic events were not indicative of wider contagion.

EM debt continued to post gains throughout the summer months, as investors focused on the yield differential between emerging and developed markets, rather than geopolitical tensions between Russia and Ukraine. The key themes of last year, including the “Fragile Five”1 and external vulnerabilities, ceased to be as important, in our opinion, given the clear improvement in the fundamentals of many countries.

While declines in hard currency sovereign and corporate bonds were somewhat tempered, emerging market currencies weakened significantly towards September 2014 when the J.P. Morgan Emerging Markets Currency Index2 declined to levels last seen at the height of the credit crunch in 2009. While election and geopolitical risks may have accounted for a decline in the Brazilian real and Russian ruble over the annual period, the broader underperformance relative to developed-market currencies was due to a strengthening U.S. dollar, which reflected the improving U.S. economy and softer growth expectations for China.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

Emerging market debt rebounded towards the end of the reporting period in October, reversing much of the negativity experienced across the asset class in September. U.S. Treasuries experienced a roller coaster ride, as the yield on the 10-year note fell by 37 basis point (and its price consequently rose) over the first half of the month before relinquishing some of these price gains by the end of October.

The Fund outperformed versus the benchmark J.P. Morgan GBI-EM Global Diversified Index over the reporting period. An overweight relative to the benchmark in Russia given the geopolitical crisis was one of the main detractors from performance, along with an overweight in Brazil and a position in Uruguay inflation-linked bonds, which are not represented in the benchmark index. Conversely, Fund performance was bolstered by underweight positions in Poland, Turkey and Hungary, as well as the exposure to the Indian rupee.

With regard to derivatives, the Fund’s use of currency forwards had a negative impact on performance over the reporting period.

In terms of Fund activity during the reporting period, we exited the position in Brazilian global bonds in favor of the country’s local law3 10-year equivalent. We reduced the Fund’s position in Nigerian bonds and the allocation to Russian bonds in an effort to target an underweight position relative to the benchmark. We increased the Fund’s exposure to South Africa, Colombia, Mexico and Peru. In terms of currency exposure, we decreased positions in the Brazilian real and Indian rupee and added to the exposure to the Philippine peso. Additionally, we established a new Argentine peso position and reduced the Fund’s underweight to the Colombian peso.

As we move into 2015, we have seen a significant number of the major U.S. economists cut their U.S. Treasury yield forecasts, which we feel highlights the upside risks to emerging market debt as the “search for yield” most likely should remain strong. The decline in global commodity prices affects emerging markets in different ways but puts additional pressures on those countries whose fiscal breakeven oil price4 has risen significantly over the last five years. The Ebola pandemic also highlights some of the risks of investing in sub-Saharan African credits as the countries which have suffered the

1	The “Fragile Five” economies are those that are considered to have become too dependent on skittish foreign investment to finance their growth ambitions: Turkey, Brazil, India, South Africa and Indonesia.
2	The J.P. Morgan Emerging Markets Currency Index tracks the performance of emerging market currency exchange rates. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	Local law bonds are subject to regulation by the issuing country rather than the countries in which they are sold.
4	The fiscal breakeven oil price is the average price at which the budget of an oil-exporting country is balanced in a given year.

Annual Report 2014

30

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited) (concluded)

worst outbreaks (Senegal, Guinea, Sierra Leone and Liberia) are in proximity to the three counties (Nigeria, Ghana and Ivory Coast) which produce nearly 60% of global cocoa. We believe that ongoing currency weakness is also a risk as the market is increasingly expressing any negative sentiment in this part of the asset class.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

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Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Annual Report

31

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2014)		1 Yr.		Inception[1]
Class A	w/o SC	(3.53%	)	(1.81%	)
	w/SC2	(7.67%	)	(3.01%	)
Class C	w/o SC	(4.28%	)	(2.54%	)
	w/SC3	(5.23%	)	(2.54%	)
Class R4	w/o SC	(4.04%	)	(2.15%	)
Institutional Service Class[4]	w/o SC	(3.36%	)	(1.58%	)
Institutional Class[4]	w/o SC	(3.25%	)	(1.54%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	The Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2014

32

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI-EM Global Diversified Index is an alternatively weighted index that assigns weightings among countries by limiting the weights of countries with larger debt stocks and redistributes those weights to countries with smaller weights. The index consists of local currency denominated, government debt issued in emerging markets countries including: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Nigeria, Peru, Philippines, Poland, Romania, Russia, South Africa, Thailand, and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Government Bonds	74.9%
Government Agencies	10.4%
Corporate Bonds	10.0%
Repurchase Agreement	1.2%
Other assets in excess of liabilities	3.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	5.1%
Oil, Gas & Consumable Fuels	4.9%
Other	90.0%
100.0%

Top Holdings*
South Africa Government Bond, Series R207 01/15/2020	5.6%
Petrobras Global Finance BV 05/20/2016	4.9%
Mexico Fixed Rate Bonds, Series M 06/11/2020	4.3%
Brazil Notas do Tesouro Nacional, Series F 01/01/2021	3.9%
Turkey Government Bond 06/17/2015	3.5%
Colombia Government International Bond 04/14/2021	3.3%
Indonesia Treasury Bond, Series FR59 05/15/2027	3.3%
RZD Capital PLC 04/02/2019	3.2%
Banco Votorantim SA 05/16/2016	2.6%
Mexico Fixed Rate Bonds, Series M 11/13/2042	2.6%
Other	62.8%
100.0%

Top Countries
Brazil	18.9%
Mexico	12.9%
South Africa	12.6%
Indonesia	9.4%
Turkey	8.2%
Russia	7.0%
Malaysia	6.5%
Thailand	4.7%
Colombia	4.6%
Hungary	3.3%
Other	11.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

33

Statement of Investments

October 31, 2014

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (10.0%)
BRAZIL (10.0%)
Commercial Banks (5.1%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$1,985,000	$765,033
Banco Votorantim SA (BRL), EMTN, 6.25%, 05/16/2016 (a)(b)	1,790,000	819,748
		1,584,781
Oil, Gas & Consumable Fuels (4.9%)
Petrobras Global Finance BV (USD), 1.85%, 05/20/2016 (c)	1,535,000	1,535,000
		3,119,781
Total Corporate Bonds		3,119,781
GOVERNMENT BONDS (74.9%)
BRAZIL (8.9%)
Brazil Notas do Tesouro Nacional
Series B (BRL), 6.00%, 08/15/2020 (b)	150,000	151,604
Series F (BRL), 10.00%, 01/01/2021	3,290,000	1,211,557
Series F (BRL), 10.00%, 01/01/2023	2,020,000	728,717
Series B (BRL), 6.00%, 08/15/2024 (b)	110,000	111,360
Series F (BRL), 10.00%, 01/01/2025	1,560,000	557,102
		2,760,340
COLOMBIA (4.6%)
Colombia Government International Bond
(COP), 7.75%, 04/14/2021	1,964,000,000	1,038,844
(COP), 4.38%, 03/21/2023	570,000,000	244,483
(COP), 9.85%, 06/28/2027	259,000,000	161,090
		1,444,417
HUNGARY (3.3%)
Hungary Government Bond
Series 16\C (HUF), 5.50%, 02/12/2016	114,500,000	488,477
Series 22\A (HUF), 7.00%, 06/24/2022	48,300,000	238,372
Series 25\B (HUF), 5.50%, 06/24/2025	63,010,000	290,595
		1,017,444
INDONESIA (9.4%)
Indonesia Treasury Bond
Series FR69 (IDR), 7.88%, 04/15/2019	1,500,000,000	124,245
Series FR59 (IDR), 7.00%, 05/15/2027	13,741,000,000	1,024,463
Series FR71 (IDR), 9.00%, 03/15/2029	7,344,000,000	638,275
Series FR54 (IDR), 9.50%, 07/15/2031	6,756,000,000	607,956
Series FR68 (IDR), 8.38%, 03/15/2034	6,203,000,000	509,688
		2,904,627
MALAYSIA (4.2%)
Malaysia Government Bond
Series 0210 (MYR), 4.01%, 09/15/2017	2,400,000	738,075
Series 0112 (MYR), 3.42%, 08/15/2022	1,930,000	570,828
		1,308,903
MEXICO (11.0%)
Mexican Bonos, Series M (MXN), 6.50%, 06/10/2021	2,750,000	214,678
Mexican Udibonos, Series S (MXN), 4.50%, 11/22/2035 (b)	$2,771,242	$242,005
Mexico Fixed Rate Bonds
Series M10 (MXN), 8.50%, 12/13/2018	5,800,000	489,383
Series M (MXN), 8.00%, 06/11/2020	15,770,000	1,326,642
Series M30 (MXN), 8.50%, 11/18/2038	3,465,000	309,776
Series M (MXN), 7.75%, 11/13/2042	9,870,000	819,597
		3,402,081
PERU (2.5%)
Peruvian Government International Bond
(PEN), 5.20%, 09/12/2023 (a)	725,000	244,645
(PEN), 6.95%, 08/12/2031 (a)	1,465,000	534,306
		778,951
POLAND (2.2%)
Poland Government Bond
Series 1020 (PLN), 5.25%, 10/25/2020	570,000	198,780
Series 0429 (PLN), 5.75%, 04/25/2029	1,236,000	497,107
		695,887
RUSSIA (3.8%)
Russian Federal Bond — OFZ
Series 5077 (RUB), 7.35%, 01/20/2016	14,100,000	319,469
Series 6211 (RUB), 7.00%, 01/25/2023	29,250,000	573,980
Series 6212 (RUB), 7.05%, 01/19/2028	14,940,000	277,540
		1,170,989
SOUTH AFRICA (10.9%)
South Africa Government Bond
Series R207 (ZAR), 7.25%, 01/15/2020	19,020,000	1,722,375
Series R186 (ZAR), 10.50%, 12/21/2026	2,650,000	288,407
Series 2030 (ZAR), 8.00%, 01/31/2030	8,850,000	782,798
Series R209 (ZAR), 6.25%, 03/31/2036	8,310,000	587,198
		3,380,778
THAILAND (3.4%)
Thailand Government Bond
(THB), 2.80%, 10/10/2017	18,948,000	587,123
Series ILB (THB), 1.20%, 07/14/2021 (a)(b)	16,234,463	482,585
		1,069,708
TURKEY (8.2%)
Turkey Government Bond
(TRY), 10.00%, 06/17/2015	2,380,000	1,081,234
(TRY), 8.80%, 11/14/2018	360,000	165,046
Series CPI (TRY), 4.00%, 04/01/2020 (b)	819,822	412,557
(TRY), 9.50%, 01/12/2022	520,000	246,355
(TRY), 9.00%, 07/24/2024	1,350,000	626,212
		2,531,404
URUGUAY (2.5%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (b)	12,572,674	553,271
(UYU), 4.25%, 04/05/2027 (b)	4,964,619	220,117
		773,388
Total Government Bonds		23,238,917

See accompanying Notes to Financial Statements.

Annual Report 2014

34

Statement of Investments (continued)

October 31, 2014

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT AGENCIES (10.4%)
MALAYSIA (2.3%)
Cagamas MBS Bhd, Series 4 (MYR), 3.90%, 05/29/2017	$2,300,000	$697,400
MEXICO (1.9%)
Petroleos Mexicanos (MXN), 9.10%, 01/27/2020	7,090,000	601,033
RUSSIA (3.2%)
RZD Capital PLC (RUB), 8.30%, 04/02/2019 (a)	48,400,000	1,005,951
SOUTH AFRICA (1.7%)
Eskom Holdings SOC Ltd., Series E170 (ZAR), 13.50%, 08/01/2021	4,500,000	520,172
THAILAND (1.3%)
Bank of Thailand, Series 3YR (THB), 2.95%, 01/14/2016	12,700,000	393,578
Total Government Agencies		3,218,134
REPURCHASE AGREEMENT (1.2%)
UNITED STATES (1.2%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $366,408, collateralized by U.S. Treasury Note, maturing 05/31/2021; total market value of $377,813	366,408	366,408
Total Repurchase Agreement		366,408
Total Investments (Cost $33,843,692) (d)—96.5%		29,943,240

Other assets in excess of liabilities—3.5%		1,090,970
Net Assets—100.0%		$31,034,210

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Inflation linked security.
(c)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2014.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EMTN	Euro Medium Term Note
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying Notes to Financial Statements.

2014 Annual Report

35

Statement of Investments (continued)

October 31, 2014

Aberdeen Emerging Markets Debt Local Currency Fund

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Argentine Peso/United States Dollar
05/08/2015	Barclays Bank	ARS	1,189,000	USD	110,425	$114,926	$4,501
05/08/2015	Citibank	ARS	4,357,000	USD	411,738	421,136	9,398

Brazilian Real/United States Dollar
11/28/2014	Barclays Bank	BRL	457,000	USD	194,908	183,089	(11,819)

Colombian Peso/United States Dollar
11/28/2014	Barclays Bank	COP	157,402,000	USD	79,196	76,303	(2,893)
11/28/2014	Citibank	COP	401,266,000	USD	207,872	194,519	(13,353)
11/28/2014	UBS	COP	697,448,000	USD	359,639	338,096	(21,543)

Indian Rupee/United States Dollar
11/28/2014	HSBC	INR	61,826,000	USD	1,002,611	1,001,945	(666)

Indonesian Rupiah/United States Dollar
11/28/2014	Barclays Bank	IDR	787,066,000	USD	65,452	64,882	(570)

Malaysian Ringgit/United States Dollar
11/28/2014	HSBC	MYR	3,008,000	USD	944,131	912,874	(31,257)

Mexican Peso/United States Dollar
01/16/2015	UBS	MXN	2,646,000	USD	195,616	195,674	58

New Russian Ruble/United States Dollar
11/28/2014	Barclays Bank	RUB	12,386,000	USD	312,599	286,076	(26,523)

Nigerian Naira/United States Dollar
11/28/2014	HSBC	NGN	27,409,000	USD	166,620	164,397	(2,223)

Peruvian Nouveau Sol/United States Dollar
11/28/2014	Barclays Bank	PEN	144,000	USD	49,281	49,138	(143)

Philippine Peso/United States Dollar
11/28/2014	Goldman Sachs	PHP	51,339,000	USD	1,174,483	1,143,132	(31,351)

Polish Zloty/United States Dollar
01/16/2015	Citibank	PLN	7,125,000	USD	2,145,189	2,108,424	(36,765)
						$7,254,611	$(165,149)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2014

36

Statement of Investments (concluded)

October 31, 2014

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
11/28/2014	JPMorgan Chase	USD	1,286,282	BRL	3,009,000	$1,205,500	$80,782

United States Dollar/Colombian Peso
11/28/2014	JPMorgan Chase	USD	91,181	COP	185,959,000	90,146	1,035

United States Dollar/Hungarian Forint
01/16/2015	Citibank	USD	93,216	HUF	22,510,000	91,407	1,809
01/16/2015	Goldman Sachs	USD	355,917	HUF	86,438,000	351,003	4,914

United States Dollar/Indian Rupee
11/28/2014	UBS	USD	76,112	INR	4,741,000	76,832	(720)

United States Dollar/Indonesian Rupiah
11/28/2014	Citibank	USD	86,381	IDR	1,050,309,000	86,583	(202)

United States Dollar/Malaysian Ringgit
11/28/2014	UBS	USD	168,733	MYR	554,000	168,129	604

United States Dollar/Mexican Peso
11/28/2014	Barclays Bank	USD	165,268	MXN	2,228,000	165,213	55

United States Dollar/New Russian Ruble
11/28/2014	JPMorgan Chase	USD	146,711	RUB	5,889,000	136,016	10,695

United States Dollar/Nigerian Naira
11/28/2014	HSBC	USD	165,663	NGN	27,409,000	164,397	1,266

United States Dollar/Peruvian Nouveau Sol
11/28/2014	UBS	USD	829,338	PEN	2,370,000	808,730	20,608

United States Dollar/Philippine Peso
11/28/2014	HSBC	USD	328,251	PHP	14,337,000	319,233	9,018
11/28/2014	UBS	USD	79,790	PHP	3,583,000	79,780	10

United States Dollar/South African Rand
01/16/2015	Citibank	USD	109,781	ZAR	1,245,000	111,496	(1,715)
01/16/2015	JPMorgan Chase	USD	683,111	ZAR	7,721,000	691,454	(8,343)

United States Dollar/Thai Baht
01/16/2015	JPMorgan Chase	USD	1,259,672	THB	41,054,000	1,255,201	4,471

United States Dollar/Turkish Lira
01/16/2015	Barclays Bank	USD	48,859	TRY	114,000	50,480	(1,621)
						$5,851,600	$122,666

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2014 Annual Report

37

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at net asset value net of fees) returned -0.05% for the one-year period ended October 31, 2014, versus the 0.22% return for its benchmark, the Barclays Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 70 funds) was 2.76% for the period.

The global bond markets experienced continued volatility over the reporting period, which increased more significantly in August and October. Concerns over faltering global economic growth, combined with heightened fear of Europe experiencing potential deflation, drove much of the period’s uncertainty. Furthermore, investors have remained concerned about the Ebola pandemic in terms of its impact on global growth and on geopolitical crises such as those in the Middle East and Ukraine. There was continued evidence that China’s historically high economic growth rates were slowing despite the Chinese government’s best efforts to maintain the robust economic expansion. Finally, Japanese monetary and fiscal authorities surprised markets with another round of quantitative easing (QE), as well as shifts in government–administered pension plans which favor non-Japanese assets such as global equities and global bonds.

In the U.S., the Federal Reserve’s (Fed) Federal Open Market Committee (FOMC) completed its asset purchase program in late October 2014, thereby following through on the final step of tapering its purchases of U.S. Treasuries and mortgage-backed securities (MBS) which had comprised its QE program. However, the Fed and its Chair, Janet Yellen, who assumed the position in February, became increasingly careful in its public commentary on the timing of further reductions in the Fed’s monetary easing policies. By the end of the period, the market’s consensus expectations for initial increases in the federal funds rate moved out to the second half of 2015.

In the United Kingdom (UK), the Bank of England (BoE) removed its forward rate guidance1 policy following the decline in the unemployment rate, which breached the 7.0% threshold sooner than expected. However, despite the overall improvement in the UK economy, the Monetary Policy Committee left its benchmark interest rate and the size of the Asset Purchase Facility2 unchanged at 0.50% and £375 billion (roughly US$465.2 billion) over the reporting period. The British sterling reached multi-year highs in mid-summer 2014, but reversed direction in the lead-up to, and after, the results of the Scottish independence referendum (which the citizens rejected) in September, as investor concern led to several bouts of volatility in sterling assets.

European economic data were mixed throughout the annual period, with fears of deflation and a weaker growth outlook prompting the European Central Bank (ECB) to take further policy action. At the beginning of the period in November 2013, the ECB lowered its main refinancing rate by 25 basis points (0.25%) to 0.25%, asserting that the bank could implement negative deposit rates if it needed. The continued decline in inflation led the ECB to act once again with further cuts of 0.1% over the summer to the main refinancing and deposit rates. Consequently, at the end of the reporting period, the deposit rate had moved into negative territory at -0.2% while the main refinancing rate stood at 0.05%. Quite significantly, however, the ECB initiated an asset-backed securities purchase program towards the end of the reporting period in October.

In Japan, both the government and the Bank of Japan (BoJ) moved to stimulate the economy and to end price deflation. At the end of the reporting period on October 31, 2014, the Government Pension Investment Fund (GPIF) announced details of its long-awaited asset allocation shift that calls for the sale of much of its Japanese government bonds and the resulting reallocation to global bonds, and global and Japanese equities. Concurrently the BoJ announced another round of QE in which it would purchase much if not all of the Japanese government bonds sold by the GPIF. We believe the net impact of these actions is to implement further monetary policy easing (e.g., lower interest rates for Japanese borrowers) and pressure to lower the value of the yen in an effort to assist in driving export growth.

Emerging markets (EM) saw an increase in volatility during the reporting period due partly to the Fed’s actions to reduce monetary accommodation, slowdowns in certain regional economies (e.g., Brazil), and due to rising geopolitical risks (e.g., Ukraine and Syria). We believe that the QE policies of the Fed, the BoE and the BoJ have created a surplus of investable assets worldwide, and those assets have sought to benefit from higher returns in emerging markets. With the Fed ending its QE program in the U.S., the BoE maintaining the current size of the UK’s QE and the BoJ not yet having begun its next round of easing, we believe that EM volatility consequently has increased. Slowing regional economies such as Brazil have experienced particular volatility with opportunities in those markets becoming more interesting, in our opinion, given the adjustment in valuations.

The 12–month reporting period was positive for the performance of the U.S. dollar against most global currencies. The Japanese yen and Swedish krone were the weakest-performing G103 currencies. EM currencies were weaker throughout the period on the back of the Fed tapering its asset purchases, the slowdown in Chinese growth, and increased geopolitical tensions. As such, EM foreign exchange rates were down relative to the U.S. dollar. Notable underperformers versus the dollar over the period were the Argentine peso and Russian ruble, the latter of which fell significantly due to increased economic sanctions in the region imposed by the U.S. and its European allies.

1	Forward rate guidance is the term used by central banks to communicate the direction of their future monetary policy.
2	The Asset Purchase Facility was created by the Bank of England to purchase high-quality assets financed by the issuance of UK Treasury bills. The goal of the Facility is to improve liquidity in credit markets.
3	The G-10 is a group of the 10 major industrialized countries whose mission is to create a more stable world economic trading environment through monetary and fiscal policies: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the UK and the U.S.

Annual Report 2014

38

Aberdeen Global Fixed Income Fund (Unaudited) (continued)

Over the year under review, global credit performed well relative to comparable-duration government bonds, especially in the first six months of the period. Company fundamentals remained strong both in the U.S. and in Europe despite the weaker Eurozone4 economies. New issue supply was robust,5 and we believe that process in the market helped validate secondary pricing levels to the benefit of investors.

Global monetary policy remained relatively easy over the reporting period, and this also supported credit. The various central banks continued to offer a credit backstop to the market should the economic recovery falter, leaving risk assets better protected than otherwise. For example, over the summer a major Portuguese bank collapsed, yet corporate bond markets did not experience significant declines.

In what we feel could be characterized as a “tale of two halves,” the Fund modestly underperformed versus its benchmark over the reporting period. The Fund’s overweights relative to the benchmark to corporate and EM debt were the primary contributors to performance in the first half of the reporting period. The rally in risk assets came to a halt when comments from Fed Chair Janet Yellen suggesting that the U.S. high yield market was overheating unsettled the market in July. At the end of the reporting period on October 31, the Fund’s European and U.S. high yield bond valuations remained below the high levels that they reached in July. Outside of the high yield sector, the Fund’s overweight to investment-grade corporate bonds benefited performance amid the market’s expectation of ECB QE.

In interest rate positioning, as of the end of the reporting period, the Fund was overweight to Europe versus the U.S. as relatively weaker economic growth and central bank intervention continue to support lower European bond yields, in our view. Overweight positions versus the benchmark in Ireland and Spain also enhanced Fund performance over the period. Conversely, the Fund’s short duration position relative to the benchmark had a modest negative impact on performance.

In terms of active currency management, we have maintained the Fund’s overweights in the U.S. dollar against the euro, yen and Australian dollar, which contributed significantly to performance during the reporting period, while overweight Norwegian Krone position relative to the dollar was a slight drag on performance.

The Fund may employ a number of derivatives as part of its investment strategy; bond futures may be used to assist in liquidity management while forward contracts are used as part of the Fund’s hedging strategy to manage currency exposure. While, the fund engaged in adopted some derivatives transactions during the reporting period, they did not have a notable impact on performance.

Over the long term, we remain cautious on the European peripheral markets but constructive in the short term as we believe that risk assets generally should be well supported by improving economic data and accommodative global monetary policy. On the credit side, we continue to anticipate low default rates and favorable upgrade/downgrade ratios in terms of quality. These factors may potentially help to provide stability in credit markets, which in turn would be supportive of the Fund’s continued overweight to corporate bonds worldwide.

We think that European rates should continue to outperform their U.S. and UK counterparts. However, with already sizeable depreciation in the trade-weighted currency,6 which we feel should help support export growth and inflation, and global growth beginning to look better as we move towards 2015, yields generally are expected to move higher and steeper.

As we move into 2015, we believe that the “search for yield” will remain strong. The decline in global commodity prices puts additional pressures on those countries whose fiscal breakeven oil price has risen significantly over the last five years. We are carefully monitoring our exposure to affected countries and credits. The Ebola pandemic also highlights some of the risks to investing in certain emerging markets as well as travel-exposed segments in the developed world. In our opinion, ongoing currency weakness is also a risk as the market is increasingly expressing any negative sentiment in this segment of the global fixed income asset class.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

4	The Eurozone comprises the bloc of nations which has adopted the euro as common currency and legal tender.
5	Source: Bloomberg, November 2014
6	“Trade-weighted” refers to the foreign exchange value of a currency compared against certain foreign currencies.

2014 Annual Report

39

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

Foreign securities are more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2014

40

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.05%	)	1.97%	3.41%
	w/SC2	(4.29%	)	1.09%	2.97%
Class C	w/o SC	(0.70%	)	1.23%	2.68%
	w/SC3	(1.69%	)	1.23%	2.68%
Institutional Service Class[4,5]	w/o SC	0.07%		2.10%	3.61%
Institutional Class[4,6]	w/o SC	0.25%		2.24%	3.68%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

2014 Annual Report

41

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Corporate Bonds	46.7%
Government Bonds	34.9%
Residential Mortgage-Backed Securities	8.6%
Commercial Mortgage-Backed Securities	2.6%
Repurchase Agreement	2.5%
U.S. Treasuries	1.1%
Municipal Bonds	0.6%
Asset-Backed Securities	0.5%
Other assets in excess of liabilities	2.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	7.6%
Insurance	6.3%
Oil, Gas & Consumable Fuels	4.9%
Diversified Telecommunication Services	3.3%
Diversified Financial Services	2.8%
Food Products	2.2%
Electric Utilities	2.0%
Engineering & Construction	2.0%
Commercial Services & Supplies	1.9%
Energy Equipment & Services	1.5%
Other	65.5%
100.0%
Top Holdings*
New Zealand Government Bond, Series 1217 12/15/2017	3.2%
Japan Government 20 Year Bond, Series 112 06/20/2029	2.7%
Bundesrepublik Deutschland 05/15/2024	2.4%
Japanese Government CPI Linked Bond 03/10/2024	2.0%
Bundesrepublik Deutschland, Series 2008 07/04/2018	1.7%
Japan Government 5 Year Bond, Series 105 06/20/2017	1.7%
Singapore Government Bond 09/01/2020	1.6%
Canadian Government Bond 06/01/2017	1.6%
Ireland Government Bond 03/18/2024	1.2%
Japan Government 30 Year Bond 03/20/2037	1.2%
Other	80.7%
100.0%

Top Countries
United States	27.4%
Japan	10.0%
United Kingdom	9.5%
Germany	6.5%
France	4.8%
Canada	4.7%
Brazil	3.5%
New Zealand	3.2%
Republic of Ireland	2.8%
Netherlands	2.6%
Other	25.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2014

42

Statement of Investments

October 31, 2014

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (0.5%)
UNITED STATES (0.5%)
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	$96,625	$101,990
Total Asset-Backed Securities		101,990
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.6%)
UNITED STATES (2.6%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 01/14/2029 (a)(b)	100,000	99,131
Commercial Mortgage Pass Through Certificates
Series 2014-LC17, Class B (USD), 4.49%, 10/10/2047 (b)	20,000	20,890
Series 2014-CR20, Class AM (USD), 3.94%, 11/10/2047	39,000	39,813
Series 2007-C9, Class AMFL (USD), 0.79%, 12/10/2049 (a)(b)	10,000	9,843
Federal Home Loan Mortgage Association, Series 4363 (USD), 4.00%, 05/15/2033	54,364	58,660
FREMF Mortgage Trust, Series 2011-K10, Class B (USD), 4.62%, 11/25/2049 (a)(b)	50,000	53,699
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19 (USD), 5.70%, 02/12/2049 (b)	96,918	105,612
JP Morgan Mortgage Trust, Series 14-IVR3, Class 2A1 (USD), 3.00%, 09/25/2044 (a)(b)	99,162	100,306
Structured Asset Securities Corp., Series 2003-A40, Class 3A1 (USD), 2.38%, 01/25/2034 (b)	38,995	38,026
Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A1 (USD), 2.48%, 12/25/2033 (b)	17,160	17,064
		543,044
Total Commercial Mortgage-Backed Securities		543,044
RESIDENTIAL MORTGAGE-BACKED SECURITIES (8.6%)
UNITED STATES (8.6%)
BCAP LLC Trust
Series 2009-RR4, Class 3A1 (USD), 1.94%, 04/26/2037 (a)(b)	11,372	11,367
Series 2009-RR6, Class 3A1 (USD), 2.78%, 12/26/2037 (a)(b)	30,115	30,054
Series 2009-RR2, Class A1 (USD), 2.78%, 01/21/2038 (a)(b)	35,479	35,661
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 15A1 (USD), 6.00%, 05/27/2036 (a)	24,700	24,549
Series 2009-8R, Class 5A1 (USD), 5.51%, 05/26/2037 (a)(b)	25,903	26,683
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/2020	18,829	20,086
Pool # U89032 (USD), 3.00%, 07/01/2033	53,126	54,266
Series 3745, Class GP (USD), 4.00%, 06/15/2039	50,000	53,680
Series 3864, Class AB (USD), 4.00%, 06/15/2039	13,517	14,381
Series 4229, Class MA (USD), 3.50%, 05/15/2041	36,602	38,760
Series 4268, Class BP (USD), 4.25%, 08/15/2042	48,353	52,687
Series 4247, Class AK (USD), 4.50%, 12/15/2042	49,403	54,250
Pool # 2B1384 (USD), 2.47%, 05/01/2043 (b)	18,369	18,534
Pool # G07626 (USD), 4.00%, 02/01/2044	42,889	46,039
Pool # G07683 (USD), 4.00%, 03/01/2044	49,336	52,595
Pool # 849278 (USD), 3.08%, 04/01/2044 (b)	46,192	47,896
Federal National Mortgage Association
Series 2013-117, Class V (USD), 3.50%, 11/25/2026	14,069	14,963
Pool # AO3007 (USD), 3.50%, 05/01/2027	18,939	20,063
Series 2013-90, Class DK (USD), 3.50%, 12/25/2031	41,201	43,356
Pool # AW7399 (USD), 3.50%, 02/01/2032	64,257	67,505
Pool # AQ4861 (USD), 3.50%, 11/01/2032	44,162	46,350
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	27,447	29,111
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	36,526	39,012
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	31,787	33,767
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	18,342	18,865
Pool # AV9175 (USD), 4.00%, 03/01/2034	52,570	56,437
Pool # AL5491 (USD), 4.00%, 06/01/2034	53,586	57,528
Pool # 891386 (USD), 5.50%, 10/01/2035	19,354	21,697
Series 2013-110, Class QH (USD), 3.50%, 02/25/2037	40,324	42,381
Pool # 889050 (USD), 6.00%, 05/01/2037	8,679	9,869
Series 2014-9 Class A (USD), 4.00%, 05/25/2037	47,340	50,849
Pool # 995049 (USD), 5.50%, 02/01/2038	7,655	8,582
Pool # 929187 (USD), 5.50%, 03/01/2038	7,604	8,566
Series 2013-103, Class H, CMO (USD), 4.50%, 03/25/2038	41,913	45,532
Pool # 995228 (USD), 6.50%, 11/01/2038	16,657	18,904
Pool # AD0206 (USD), 5.50%, 09/01/2039	20,032	22,555
Series 2013-94, Class HA (USD), 4.00%, 01/25/2040	60,780	65,063
Pool # AL0038 (USD), 5.00%, 02/01/2041	45,928	50,889
Pool # AI0108 (USD), 5.00%, 04/01/2041	17,977	20,210
Pool # AJ1422 (USD), 5.00%, 09/01/2041	28,283	31,387
Pool # AL0933 (USD), 5.00%, 10/01/2041	16,909	18,751
Series 2013-100, Class MP (USD), 4.50%, 11/25/2041	32,149	35,153
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	26,580	28,074
Pool # AB6935 (USD), 3.50%, 11/01/2042	17,141	17,844
Pool # AT2710 (USD), 2.27%, 06/01/2043 (b)	18,495	18,519
Pool # AS3611 (USD), 3.50%, 10/01/2044	79,890	82,878
Pool # AS3706 (USD), 3.50%, 11/01/2044	70,000	72,618
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 4.77%, 04/20/2036 (a)(b)	19,280	19,703
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	34,988	35,870
Series 2009-7, Class 14A1 (USD), 2.12%, 07/27/2037 (a)(b)	26,381	26,486
Series 2009-7, Class 17A1 (USD), 5.57%, 07/27/2037 (a)(b)	42,724	41,007
		1,801,832
Total Residential Mortgage-Backed Securities		1,801,832

See accompanying Notes to Financial Statements.

2014 Annual Report

43

Statement of Investments (continued)

October 31, 2014

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (46.7%)
AUSTRALIA (1.0%)
Insurance (1.0%)
QBE Insurance Group Ltd. (USD), 2.40%, 05/01/2018 (a)	$200,000	$200,076
AUSTRIA (0.2%)
Building Materials (0.2%)
Wienerberger AG (EUR), 6.50%, 02/09/2021 (b)(c)	41,000	51,867
BRAZIL (3.5%)
Engineering & Construction (2.0%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)	200,000	194,500
Odebrecht Finance Ltd. (USD), 7.13%, 06/26/2042 (a)	200,000	209,900
		404,400
Iron/Steel (0.9%)
Samarco Mineracao SA (USD), 4.13%, 11/01/2022 (a)	200,000	190,250
Oil, Gas & Consumable Fuels (0.6%)
Petrobras International Finance Co. SA
(USD), 7.88%, 03/15/2019	50,000	57,336
(USD), 6.75%, 01/27/2041	70,000	72,082
		129,418
		724,068
CANADA (2.5%)
Diversified Telecommunication Services (0.4%)
Rogers Communications, Inc. (CAD), 5.34%, 03/22/2021	90,000	89,998
Media (0.5%)
Shaw Communications, Inc. (CAD), 6.75%, 11/09/2039	90,000	96,613
Metals & Mining (0.9%)
First Quantum Minerals Ltd. (USD), 6.75%, 02/15/2020 (a)	200,000	193,500
Oil, Gas & Consumable Fuels (0.7%)
Pacific Rubiales Energy Corp. (USD), 5.63%, 01/19/2025 (a)	160,000	152,152
		532,263
CAYMAN ISLANDS (1.5%)
Holding Companies-Diversified Operations (0.6%)
Hutchison Whampoa Europe Finance 13 Ltd. (EUR), 3.75%, 05/10/2018 (a)(b)(c)	100,000	128,323
Oil & Gas Services (0.9%)
Offshore Group Investment Ltd. (USD), 7.13%, 04/01/2023	220,000	181,500
		309,823

	Shares or Principal Amount	Value (US$)
COLOMBIA (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Ecopetrol SA (USD), 5.88%, 05/28/2045	$73,000	$75,008
FRANCE (3.3%)
Commercial Banks (0.7%)
Societe Generale SA (EUR), 9.38%, 09/04/2019 (a)(b)(c)	100,000	151,819
Commercial Services & Supplies (0.6%)
Cegedim SA (EUR), 6.75%, 04/01/2020 (a)	100,000	136,049
Electric Utilities (0.5%)
Electricite de France SA (USD), 5.25%, 01/29/2023 (a)(b)(c)	100,000	103,750
Government Development Banks (0.6%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/2016 (b)(c)	100,000	130,469
Healthcare Providers & Services (0.9%)
HomeVi SAS (EUR), 6.88%, 08/15/2021 (a)	140,000	178,950
		701,037
GERMANY (1.1%)
Environmental Control (0.5%)
ALBA Group PLC & Co. KG (EUR), 8.00%, 05/15/2018 (a)	100,000	100,021
Leisure Time (0.6%)
Safari Holding Verwaltungs GmbH (EUR), 8.25%, 02/15/2021 (a)	100,000	126,581
		226,602
HONG KONG (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
MIE Holdings Corp. (USD), 7.50%, 04/25/2019 (a)	200,000	196,000
INDIA (1.0%)
Commercial Banks (1.0%)
ICICI Bank Ltd. (USD), MTN, 3.50%, 03/18/2020 (a)	200,000	200,665
INDONESIA (0.8%)
Coal (0.8%)
Indo Energy Finance II BV (USD), 6.38%, 01/24/2023 (a)	200,000	161,500
ITALY (0.8%)
Diversified Telecommunication Services (0.3%)
Telecom Italia SpA (EUR), EMTN, 5.25%, 02/10/2022 (a)	50,000	69,947
Entertainment (0.5%)
Gamenet SpA (EUR), 7.25%, 08/01/2018 (a)	100,000	105,978
		175,925
JERSEY (1.5%)
Insurance (1.5%)
Galaxy Bidco Ltd. (GBP), 6.38%, 11/15/2020 (a)	100,000	152,451
Hastings Insurance Group Finance PLC (GBP), 8.00%, 10/21/2020 (a)	100,000	165,969
		318,420

See accompanying Notes to Financial Statements.

Annual Report 2014

44

Statement of Investments (continued)

October 31, 2014

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
KAZAKHSTAN (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Zhaikmunai LLP (USD), 7.13%, 11/13/2019 (a)	$200,000	$208,000
LUXEMBOURG (1.7%)
Diversified Telecommunication Services (0.5%)
Intelsat Jackson Holdings SA (USD), 5.50%, 08/01/2023	100,000	100,250
Home Furnishings (0.6%)
Magnolia BC SA (EUR), EMTN, 9.00%, 08/01/2020 (a)	100,000	120,303
Paper & Forest Products (0.6%)
Lecta SA (EUR), EMTN, 8.88%, 05/15/2019 (a)	100,000	132,207
		352,760
MEXICO (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Petroleos Mexicanos
(USD), 5.50%, 01/21/2021	95,000	105,027
(USD), 4.25%, 01/15/2025 (a)	30,000	30,369
		135,396
NETHERLANDS (2.6%)
Diversified Telecommunication Services (1.1%)
Bharti Airtel International Netherlands BV (EUR), 3.38%, 05/20/2021 (a)	100,000	132,868
Bite Finance International BV (EUR), EMTN, 7.70%, 02/15/2018 (a)(b)	100,000	110,277
		243,145
Entertainment (0.6%)
PortAventura Entertainment Barcelona BV (EUR), 7.25%, 12/01/2020 (a)	100,000	125,942
Insurance (0.9%)
Aegon (EUR), EMTN, 4.00%, 04/25/2044 (a)(b)	140,000	181,010
		550,097
NIGERIA (0.9%)
Commercial Banks (0.9%)
Zenith Bank PLC (USD), MTN, 6.25%, 04/22/2019 (a)	200,000	197,000
REPUBLIC OF IRELAND (1.6%)
Insurance (0.7%)
Aquarius and Investments PLC for Zurich Insurance Co. Ltd. (EUR), EMTN, 4.25%, 10/02/2043 (a)(b)	100,000	137,815
Packaging & Containers (0.9%)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (USD), 3.23%, 12/15/2019 (a)(b)	200,000	195,500
		333,315
SUPRANATIONAL (0.4%)
Supranational (0.4%)
Eurofima (AUD), MTN, 6.00%, 03/30/2022	90,000	89,423
SWEDEN (1.0%)
Commercial Banks (1.0%)
Nordea Bank AB (USD), 5.50%, 09/23/2019 (a)(b)(c)	200,000	202,000
UNITED KINGDOM (6.9%)
Commercial Banks (0.9%)
Abbey National Treasury Services PLC (EUR), EMTN, 0.81%, 05/22/2019 (a)(b)	150,000	188,290
Commercial Services & Supplies (1.3%)
G4S International Finance PLC (EUR), EMTN, 2.88%, 05/02/2017 (a)	100,000	131,719
Rentokil Initial PLC (EUR), EMTN, 3.25%, 10/07/2021 (a)	100,000	139,651
		271,370
Electric Utilities (1.0%)
SSE PLC (USD), 5.63%, 10/01/2017 (a)(b)(c)	200,000	211,650
Food Products (2.2%)
Bakkavor Finance 2 PLC (GBP), 8.75%, 06/15/2020 (a)	100,000	163,969
Boparan Finance PLC (GBP), 5.25%, 07/15/2019 (a)	100,000	148,262
Iglo Foods Bondco PLC (EUR), 4.58%, 06/15/2020 (a)(b)	120,000	146,258
		458,489
Insurance (1.5%)
Aviva PLC (EUR), EMTN, 6.13%, 07/05/2043 (a)(b)	100,000	148,498
Scottish Widows PLC (GBP), 5.50%, 06/16/2023 (a)	100,000	167,422
		315,920
		1,445,719
UNITED STATES (11.5%)
Commercial Banks (3.1%)
Bank of America Corp. (USD), MTN, 5.00%, 01/21/2044	45,000	49,174
Goldman Sachs Group, Inc.
(USD), 2.55%, 10/23/2019	100,000	99,359
(USD), MTN, 4.80%, 07/08/2044	120,000	123,915
JPMorgan Chase & Co. (USD), 3.88%, 09/10/2024	130,000	129,154
Morgan Stanley (USD), 3.70%, 10/23/2024	70,000	69,855
Wells Fargo & Co.
(GBP), EMTN, 5.25%, 08/01/2023 (a)	50,000	90,430
(USD), MTN, 4.10%, 06/03/2026	80,000	81,142
		643,029
Distribution/Wholesale (0.2%)
LKQ Corp. (USD), 4.75%, 05/15/2023	50,000	48,320
Diversified Financial Services (2.8%)
Ford Motor Credit Co. LLC (USD), 5.75%, 02/01/2021	200,000	228,870
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	117,848

See accompanying Notes to Financial Statements.

2014 Annual Report

45

Statement of Investments (continued)

October 31, 2014

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Legg Mason, Inc.
(USD), 3.95%, 07/15/2024	$50,000	$50,845
(USD), 5.63%, 01/15/2044	20,000	22,303
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	65,000	64,370
Nationstar Mortgage LLC (USD), 6.50%, 06/01/2022	100,000	93,000
		577,236
Diversified Telecommunication Services (1.0%)
CenturyLink, Inc., Series W (USD), 6.75%, 12/01/2023	100,000	111,000
T-Mobile USA, Inc. (USD), 6.84%, 04/28/2023	50,000	52,875
Verizon Communications, Inc.
(USD), 6.55%, 09/15/2043	20,000	25,212
(USD), 5.01%, 08/21/2054 (a)	19,000	19,335
		208,422
Electric Utilities (0.5%)
Calpine Corp. (USD), 5.75%, 01/15/2025	75,000	75,937
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/2018	35,000	37,100
		113,037
Energy Equipment & Services (1.5%)
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	54,710
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	22,000	21,892
Sabine Pass Liquefaction LLC (USD), 6.25%, 03/15/2022 (a)	200,000	215,500
Williams Partners LP (USD), 3.90%, 01/15/2025	32,000	31,746
		323,848
Insurance (0.7%)
Teachers Insurance & Annuity Association of America (USD), 4.90%, 09/15/2044 (a)	140,000	148,416
Media (0.8%)
Cablevision Systems Corp. (USD), 5.88%, 09/15/2022	120,000	122,100
Comcast Corp. (USD), 6.95%, 08/15/2037	35,000	47,503
		169,603
Metals & Mining (0.2%)
Alcoa, Inc. (USD), 5.13%, 10/01/2024	38,000	40,117
Oil, Gas & Consumable Fuels (0.7%)
Marathon Petroleum Corp. (USD), 4.75%, 09/15/2044	100,000	100,618
Rowan Cos., Inc. (USD), 5.85%, 01/15/2044	40,000	40,216
		140,834
		2,412,862
Total Corporate Bonds		9,799,826
MUNICIPAL BONDS (0.6%)
UNITED STATES (0.6%)
GEORGIA (0.3%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	55,000	70,020
ILLINOIS (0.3%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	55,000	64,179
		134,199
Total Municipal Bonds		134,199
GOVERNMENT BONDS (34.9%)
AUSTRALIA (1.0%)
Australia Government Bond
Series 120 (AUD), 6.00%, 02/15/2017	115,000	108,977
Series 128 (AUD), 5.75%, 07/15/2022	100,000	103,637
		212,614
CANADA (2.2%)
Canadian Government Bond
(CAD), 4.00%, 06/01/2017	350,000	333,808
Series WL43 (CAD), 5.75%, 06/01/2029	110,000	138,507
		472,315
DENMARK (0.4%)
Denmark Government Bond (DKK), 4.50%, 11/15/2039	300,000	78,585
FINLAND (0.2%)
Finland Government Bond (EUR), 3.50%, 04/15/2021 (a)	30,000	44,757
FRANCE (1.5%)
France Government Bond OAT
(EUR), 3.00%, 04/25/2022	50,000	73,050
(EUR), 4.25%, 10/25/2023	20,000	32,119
(EUR), 5.50%, 04/25/2029	30,000	56,100
(EUR), 4.75%, 04/25/2035	50,000	91,645
(EUR), 4.50%, 04/25/2041	34,000	62,471
		315,385
GERMANY (5.4%)
Bundesobligation (EUR), 1.00%, 02/22/2019	99,000	129,084
Bundesrepublik Deutschland
Series 2008 (EUR), 4.25%, 07/04/2018	250,000	362,239
(EUR), 1.50%, 05/15/2024	380,000	506,435
Series 98 (EUR), 4.75%, 07/04/2028	10,000	18,075
Series 00 (EUR), 5.50%, 01/04/2031	60,000	120,001
		1,135,834
ITALY (1.8%)
Buoni Poliennali Del Tesoro
(EUR), 4.50%, 03/01/2026 (a)	120,000	177,730
(EUR), 5.00%, 09/01/2040 (a)	125,000	191,574
		369,304

See accompanying Notes to Financial Statements.

Annual Report 2014

46

Statement of Investments (continued)

October 31, 2014

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
JAPAN (10.0%)
Japan Government 10 Year Bond, Series 299 (JPY), 1.30%, 03/20/2019	$10,000,000	$93,672
Japan Government 20 Year Bond
Series 64 (JPY), 1.90%, 09/20/2023	15,000,000	151,196
Series 112 (JPY), 2.10%, 06/20/2029	55,000,000	572,725
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 03/20/2033	3,000,000	26,406
(JPY), 2.40%, 03/20/2037	23,000,000	242,588
(JPY), 1.80%, 03/20/2043	25,000,000	234,039
Japan Government 5 Year Bond, Series 105 (JPY), 0.20%, 06/20/2017	40,000,000	357,545
Japanese Government CPI Linked Bond (JPY), 0.10%, 03/10/2024	44,967,300	428,135
		2,106,306
NEW ZEALAND (3.2%)
New Zealand Government Bond, Series 1217 (NZD), 6.00%, 12/15/2017 (a)	800,000	665,319
POLAND (0.4%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/2015	310,000	93,654
REPUBLIC OF IRELAND (1.2%)
Ireland Government Bond (EUR), 3.40%, 03/18/2024 (a)	170,000	243,777
SINGAPORE (1.6%)
Singapore Government Bond (SGD), 3.25%, 09/01/2020	400,000	337,753
SPAIN (1.7%)
Spain Government Bond
(EUR), 2.10%, 04/30/2017	140,000	181,605
(EUR), 4.80%, 01/31/2024	40,000	62,162
(EUR), 5.15%, 10/31/2044 (a)	75,000	122,854
		366,621
SWEDEN (1.7%)
Svensk Exportkredit AB (USD), MTN, 2.88%, 11/14/2023 (a)(b)	200,000	197,350
Sweden Government Bond, Series 1051 (SEK), 3.75%, 08/12/2017	1,000,000	149,171
		346,521
UNITED KINGDOM (2.6%)
United Kingdom Treasury Gilt
(GBP), 4.25%, 12/07/2027 (a)	90,000	172,441
(GBP), 4.25%, 03/07/2036 (a)	60,000	117,278
(GBP), 4.25%, 09/07/2039 (a)	75,000	148,321
(GBP), 4.25%, 12/07/2049 (a)	50,000	102,604
		540,644
Total Government Bonds		7,329,389
U.S. TREASURIES (1.1%)
UNITED STATES (1.1%)
U.S. Treasury Notes
(USD), 1.75%, 09/30/2019	$150,000	$150,996
(USD), 2.13%, 09/30/2021	10,000	10,056
(USD), 2.38%, 08/15/2024	80,000	80,313
		241,365
Total U.S. Treasuries		241,365
REPURCHASE AGREEMENT (2.5%)
UNITED STATES (2.5%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $520,000 collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $533,612	520,000	520,000
Total Repurchase Agreement		520,000
Total Investments (Cost $21,062,023) (d)—97.5%		20,471,645

Other assets in excess of liabilities—2.5%		530,495
Net Assets—100.0%		$21,002,140

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2014.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying Notes to Financial Statements.

2014 Annual Report

47

Statement of Investments (continued)

October 31, 2014

Aberdeen Global Fixed Income Fund

At October 31, 2014, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Euro BOBL Futures	UBS	1	12/08/2014	$274
Euro Bond Futures	UBS	7	12/08/2014	15,038
Long Gilt Bond Future	UBS	(5)	12/29/2014	(16,295)
United States Treasury Note 6%-5 year	UBS	(14)	12/31/2014	(4,822)
United States Treasury Note 6%-10 year	UBS	(8)	12/19/2014	(14,159)
United States Treasury Note 6%-10 year	UBS	3	12/19/2014	1,587
United States Treasury Bond 6%-30 year	UBS	(2)	12/19/2014	(4,006)
United States Treasury Bond 6%-Ultra Long	UBS	2	12/19/2014	(849)
				$(23,232)

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
01/16/2015	Goldman Sachs	GBP	33,000	USD	53,019	$52,759	$(260)
Crech Koruna/United States Dollar
01/16/2015	Citibank	CZK	660,000	USD	30,463	29,757	(706)
Euro/United States Dollar
01/16/2015	Deutsche Bank	EUR	100,000	USD	126,683	125,374	(1,309)
Japanese Yen/United States Dollar
01/16/2015	Barclays Bank	JPY	110,372,000	USD	1,031,149	983,515	(47,634)
Malaysian Ringgit/United States Dollar
11/28/2014	UBS	MYR	140,000	USD	43,875	42,488	(1,387)
Mexican Peso/United States Dollar
01/16/2015	UBS	MXN	1,085,000	USD	80,286	80,237	(49)
Norwegian Krone/United States Dollar
01/16/2015	Goldman Sachs	NOK	1,537,000	USD	235,967	227,319	(8,648)
South African Rand/United States Dollar
01/16/2015	UBS	ZAR	631,000	USD	56,186	56,509	323
South Korean Won/United States Dollar
11/28/2014	Goldman Sachs	KRW	246,840,000	USD	240,297	230,914	(9,383)
						$1,828,872	$(69,053)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2014

48

Statement of Investments (concluded)

October 31, 2014

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
01/16/2015	JPMorgan Chase	USD	202,232	AUD	232,000	$203,107	$(875)
United States Dollar/British Pound
01/16/2015	Deutsche Bank	USD	11,265	GBP	7,000	11,191	74
01/16/2015	Royal Bank of Canada	USD	17,660	GBP	11,000	17,586	74
United States Dollar/Canadian Dollar
01/16/2015	Barclays Bank	USD	94,474	CAD	106,000	93,880	594
United States Dollar/Euro
01/16/2015	Deutsche Bank	USD	212,588	EUR	166,000	208,121	4,467
01/16/2015	Royal Bank of Canada	USD	147,279	EUR	116,000	145,434	1,845
United States Dollar/Japanese Yen
01/16/2015	Deutsche Bank	USD	185,832	JPY	20,740,000	184,812	1,020
United States Dollar/New Zealand Dollar
01/16/2015	Deutsche Bank	USD	647,071	NZD	828,000	640,838	6,233
United States Dollar/Polish Zloty
01/16/2015	Deutsche Bank	USD	51,236	PLN	170,000	50,306	930
United States Dollar/Singapore Dollar
01/16/2015	Goldman Sachs	USD	244,576	SGD	311,000	242,040	2,536
United States Dollar/Swedish Krona
01/16/2015	Deutsche Bank	USD	38,979	SEK	280,000	37,927	1,052
United States Dollar/Swiss Franc
01/16/2015	Citibank	USD	666,656	CHF	634,000	659,434	7,222
						$2,494,676	$25,172

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2014 Annual Report

49

Aberdeen High Yield Fund (Unaudited)

The Aberdeen High Yield Fund (Class A shares at NAV net of fees) returned 1.65% for the 12-month period ended October 31, 2014, versus the 5.85% return of its benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Master II Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of High Current Yield Funds (consisting of 31 funds) was 4.45% for the period.

Despite the ebb and flow of speculation regarding the Federal Reserve’s (Fed) tapering of its accommodative monetary policy, as well as the release of relatively mixed economic data, there was diverse performance within the U.S. fixed income markets during the reporting period. The high yield market, as measured by the BofA ML U.S. High Yield Master II Index, was up 5.85% for the period, outperforming the 4.14% return of the Barclays U.S. Aggregate Bond Index,1 the U.S. investment-grade fixed income market benchmark.

The beginning of the period was marked by volatility amid speculation concerning the Fed’s possible tapering of monetary policy easing and the change in command at the central bank, as former Fed Vice Chair Janet Yellen succeeded Ben Bernanke as Fed Chair in February. The Fed began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January 2014, and ended its tapering in late October. Interest rates rose sharply in December 2013, shortly before the Fed embarked on the tapering of its quantitative easing (QE) asset purchase program, only to reverse direction the following month as a harsh winter blanketed the U.S., leading to a dramatic slowdown in economic activity. In March 2014, yields again moved higher as hawkish Fed statements led investors to bring forward their interest-rate tightening expectations. In our view, the gyrations in the U.S. Treasury yield curve over the last month of the reporting period in October 2014 might be viewed as a microcosm of the volatility over the 12-month period. Investors had to grasp with continued weakness in Eurozone2 and Chinese growth, the Ebola epidemic and, earlier in the month, a sharp correction in equity prices. On October 15, the yield to worst (YTW)3 on the BofA ML U.S. High Yield Master II Index reached 6.45%, with a spread to worst (STW)4 of +518 basis points (bps) – the highest level since July 2013. The tide turned significantly mid-month as the negative headlines turned bullish and buyers emerged. From September 30 to October 15, the BofA ML U.S. High Yield Master II Index lost 1.07%, and then posted a total return of 2.23% between October 16 and 31. At month-end, the YTW and STW on the index stood at 5.86% and +443 bps, respectively.

Default activity in the U.S. high yield market over the reporting period remained relatively benign until April 2014, when electric utility TXU’s much-anticipated default finally occurred, affecting $16.6 billion in bonds and $19.5 billion in institutional loans. This resulted in a spike in the U.S. high yield par-weighted default rate5 from 0.61% to 2.15%. However, the issuer-weighted default rate6 moved up by a much lower margin at that time. At the end of the reporting period on October 31, 2014, the par-weighted and issuer-weighted default rates stood at 2.45% and 1.41%, respectively.

The Fund’s underperformance relative to the benchmark BofA ML U.S. High Yield Master II Index for the review period was attributable to security selection in the relatively weak-performing sectors of basic industry (mostly coal miners) and energy (primarily drillers) amid an environment of declining commodity prices. Holdings in the consumer cyclical sector also detracted from performance.

Conversely, the most notable contributors to Fund performance included security selection in the services and technology as well as media.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

The Fund’s positioning remained relatively steady over the reporting period. We maintain our focus on issues that we feel offer downside protection first and upside potential second. We strive to keep up with our peers in frothy markets, with the belief that our emphasis on protecting the downside may allow the Fund to potentially outperform versus its peers in market downturns.

In our view, the overriding theme in the U.S. high yield market in October 2014 was the poor trading liquidity and the lack of conviction buying in lower-rated credits that have been the weakest performers during the recent volatility. While “buyers strike” environments such as the one we are currently experiencing have historically been good opportunities for nimble managers to plant the seeds for future alpha,7 in our opinion, we do not anticipate a wave of buying in the near term. In a year in which few funds are beating their benchmarks, we believe that many of our competitors are content to close the books on 2014 and save the risk-taking for 2015.

Nonetheless, we have not altered our bullish view of the market. We think that defaults may remain low for several years and spreads are overcompensating investors for the limited risks that exist.

1	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Eurozone comprises the bloc of nations which has adopted the euro as common currency and legal tender.
3	Yield to worst represents the lowest potential yield that can be received on a bond without the issuer actually defaulting.
4	Spread to worst comprises the difference in overall returns between two different classes of securities, or returns from the same class, but different representative securities. The spread to worst measures the difference from the weakest-performing security to the strongest, and can be seen as a measure of dispersion of returns within a given market or between markets.
5	The par-weighted default rate is calculated by dividing the dollar value of high yield issues in default by the total dollar value of the overall market.
6	The issuer-weighted default rate is expressed as a percentage of high yield debt issuers defaulting relative to the total number of issuers in the market.
7	Alpha is a measure of performance on a risk-adjusted basis.

50

Annual Report 2014

Aberdeen High Yield Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for illustrative purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2014 Annual Report

51

Aberdeen High Yield Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.		Inception
Class A	w/o SC	1.65%		6.67%
	w/SC2	(2.66%	)	4.97%
Class C	w/o SC	0.83%		5.93%
	w/SC3	(0.06%	)	5.93%
Class R4	w/o SC	1.33%		6.46%
Institutional Service Class[4]	w/o SC	1.92%		7.04%
Institutional Class[4]	w/o SC	1.92%		7.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	The Fund commenced operations on February 27, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2014

52

Aberdeen High Yield Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative Performance of $10,000 invested in Class A shares of the Aberdeen High Yield Fund, the Bank of America Merrill Lynch U.S. High Yield Master II Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a capitalization-weighted index that tracks the performance of below investment grade corporate debt publicly issued in the U.S. domestic market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Corporate Bonds	89.4%
Repurchase Agreement	20.9%
Liabilities in excess of other assets	(10.3%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	13.8%
Diversified Telecommunication Services	10.4%
Media	6.8%
Electric Utilities	6.1%
Healthcare Providers & Services	5.2%
Entertainment	4.3%
Chemicals	3.7%
Coal	3.4%
Auto Parts & Equipment	2.8%
Metals & Mining	2.7%
Energy Equipment & Services	2.5%
Other	38.3%
100.0%

Top Holdings*
Nationstar Mortgage LLC 06/01/2022	2.2%
HCA, Inc. 05/01/2023	2.2%
Tenet Healthcare Corp. 04/01/2022	2.1%
Sprint Communications, Inc. 11/15/2021	1.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 01/15/2024	1.9%
CITGO Petroleum Corp. 08/15/2022	1.9%
NRG Energy, Inc. 05/01/2024	1.7%
Tronox Finance LLC 08/15/2020	1.7%
Mediacom Broadband LLC / Mediacom Broadband Corp. 04/01/2023	1.7%
Cablevision Systems Corp. 09/15/2022	1.6%
Other	81.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2014 Annual Report

53

Statement of Investments

October 31, 2014

Aberdeen High Yield Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (89.4%)
AUSTRIA (0.7%)
Paper & Forest Products (0.7%)
Sappi Papier Holding GmbH (USD), 7.50%, 06/15/2032 (a)	$70,000	$65,450
CANADA (4.9%)
Airlines (1.4%)
Air Canada (USD), 7.75%, 04/15/2021 (a)	130,000	136,175
Entertainment (1.0%)
River Cree Enterprises LP (CAD), 11.00%, 01/20/2021 (a)	106,000	101,627
Metals & Mining (0.5%)
First Quantum Minerals Ltd. (USD), 6.75%, 02/15/2020 (a)	50,000	48,375
Oil, Gas & Consumable Fuels (2.0%)
MEG Energy Corp. (USD), 6.38%, 01/30/2023 (a)	75,000	74,250
Teine Energy Ltd. (USD), 6.88%, 09/30/2022 (a)	125,000	118,437
		192,687
		478,864
CAYMAN ISLANDS (2.2%)
Computers & Peripherals (0.8%)
Seagate HDD Cayman (USD), 4.75%, 06/01/2023	80,000	82,563
Oil, Gas & Consumable Fuels (1.4%)
Vantage Drilling Co. (USD), 5.50%, 07/15/2043 (a)	150,000	134,906
		217,469
LUXEMBOURG (1.2%)
Diversified Telecommunication Services (1.2%)
Intelsat Luxembourg SA (USD), 8.13%, 06/01/2023	105,000	111,562
MEXICO (0.8%)
Metals & Mining (0.8%)
Cobre Del Mayo SA de CV (USD), 10.75%, 11/15/2018 (a)	80,000	80,200
UNITED STATES (79.6%)
Aerospace & Defense (1.2%)
TransDigm, Inc.
(USD), 6.00%, 07/15/2022	20,000	20,225
(USD), 6.50%, 07/15/2024	95,000	97,850
		118,075
Apparel (0.5%)
Quiksilver, Inc. / QS Wholesale, Inc. (USD), 10.00%, 08/01/2020	85,000	49,725
Auto Parts & Equipment (2.8%)
Dana Holding Corp. (USD), 6.00%, 09/15/2023	120,000	126,000
Goodyear Tire & Rubber Co. (The) (USD), 6.50%, 03/01/2021	135,000	144,450
		270,450
Building Materials (2.0%)
Building Materials Corp. of America (USD), 5.38%, 11/15/2024 (a)	$69,000	$69,173
Hardwoods Acquisition, Inc. (USD), 7.50%, 08/01/2021 (a)	90,000	90,900
Masco Corp. (USD), 6.50%, 08/15/2032	30,000	31,125
		191,198
Chemicals (3.7%)
Axiall Corp. (USD), 4.88%, 05/15/2023	90,000	87,300
Tronox Finance LLC (USD), 6.38%, 08/15/2020	165,000	169,537
WR Grace & Co-Conn
(USD), 5.13%, 10/01/2021 (a)	50,000	52,094
(USD), 5.63%, 10/01/2024 (a)	50,000	52,688
		361,619
Coal (3.4%)
Alpha Natural Resources, Inc.
(USD), 3.75%, 12/15/2017	120,000	75,975
(USD), 6.25%, 06/01/2021	200,000	95,000
Arch Coal, Inc.
(USD), 7.25%, 10/01/2020	155,000	74,400
(USD), 7.25%, 06/15/2021	25,000	9,250
Peabody Energy Corp. (USD), 6.25%, 11/15/2021	80,000	75,750
		330,375
Commercial Services & Supplies (2.1%)
Iron Mountain, Inc. (USD), 5.75%, 08/15/2024	80,000	81,600
Mustang Merger Corp. (USD), 8.50%, 08/15/2021 (a)	120,000	121,200
		202,800
Distribution/Wholesale (1.1%)
LKQ Corp. (USD), 4.75%, 05/15/2023	115,000	111,136
Diversified Financial Services (2.2%)
Nationstar Mortgage LLC (USD), 6.50%, 06/01/2022	235,000	218,550
Diversified Telecommunication Services (9.2%)
CenturyLink, Inc., Series W (USD), 6.75%, 12/01/2023	110,000	122,100
Cincinnati Bell, Inc. (USD), 8.38%, 10/15/2020	142,000	152,295
Frontier Communications Corp.
(USD), 6.25%, 09/15/2021	30,000	30,994
(USD), 6.88%, 01/15/2025	40,000	40,500
Qwest Corp. (USD), 6.88%, 09/15/2033	65,000	65,507
Sprint Communications, Inc. (USD), 11.50%, 11/15/2021	146,000	187,610
T-Mobile USA, Inc. (USD), 6.84%, 04/28/2023	130,000	137,475
Windstream Corp. (USD), 6.38%, 08/01/2023	160,000	161,200
		897,681
Electric Utilities (6.1%)
AES Corp. (USD), 4.88%, 05/15/2023	75,000	74,812
Calpine Corp.
(USD), 5.38%, 01/15/2023	20,000	20,200
(USD), 7.88%, 01/15/2023 (a)	45,000	49,838
(USD), 5.75%, 01/15/2025	40,000	40,500

See accompanying Notes to Financial Statements.

Annual Report 2014

54

Statement of Investments (continued)

October 31, 2014

Aberdeen High Yield Fund

	Shares or Principal Amount	Value (US$)
DPL, Inc. (USD), 6.75%, 10/01/2019 (a)	$35,000	$36,138
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.
(USD), 7.38%, 11/01/2022 (a)	20,000	21,150
(USD), 7.63%, 11/01/2024 (a)	75,000	79,500
GenOn Energy, Inc. (USD), 9.88%, 10/15/2020	105,000	108,937
NRG Energy, Inc. (USD), 6.25%, 05/01/2024 (a)	165,000	170,362
		601,437
Electrical Components & Equipment (0.8%)
Belden, Inc. (USD), 5.25%, 07/15/2024 (a)	80,000	78,600
Energy Equipment & Services (2.5%)
Regency Energy Partners LP / Regency Energy Finance Corp. (USD), 4.50%, 11/01/2023	85,000	84,362
Sabine Pass Liquefaction LLC (USD), 5.63%, 04/15/2023	155,000	160,425
		244,787
Entertainment (3.3%)
Greektown Holdings LLC/Greektown Mothership Corp. (USD), 8.88%, 03/15/2019 (a)	85,000	85,425
MGM Resorts International (USD), 6.63%, 12/15/2021	115,000	125,925
Penn National Gaming, Inc. (USD), 5.88%, 11/01/2021	120,000	114,600
		325,950
Food Products (1.0%)
Post Holdings, Inc. (USD), 7.38%, 02/15/2022	98,000	100,450
Healthcare Providers & Services (5.2%)
CHS/Community Health Systems, Inc. (USD), 6.88%, 02/01/2022	80,000	86,200
HCA, Inc. (USD), 4.75%, 05/01/2023	215,000	218,493
Tenet Healthcare Corp. (USD), 8.13%, 04/01/2022	175,000	200,594
		505,287
Home Builders (1.3%)
KB Home (USD), 7.00%, 12/15/2021	70,000	74,900
Meritage Homes Corp. (USD), 7.00%, 04/01/2022	50,000	54,250
		129,150
Information Technology Services (1.4%)
SunGard Data Systems, Inc. (USD), 6.63%, 11/01/2019	130,000	134,550
Iron/Steel (2.1%)
Steel Dynamics, Inc.
(USD), 5.13%, 10/01/2021 (a)	15,000	15,525
(USD), 5.25%, 04/15/2023	95,000	99,750
(USD), 5.50%, 10/01/2024 (a)	85,000	89,888
		205,163
Machinery-Diversified (1.1%)
Gardner Denver, Inc. (USD), 6.88%, 08/15/2021 (a)	100,000	104,250
Media (6.8%)
Cablevision Systems Corp. (USD), 5.88%, 09/15/2022	160,000	162,800
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.75%, 01/15/2024	180,000	184,275
Mediacom Broadband LLC / Mediacom Broadband Corp. (USD), 6.38%, 04/01/2023	155,000	163,525
Sinclair Television Group, Inc. (USD), 5.63%, 08/01/2024 (a)	10,000	9,875
WideOpenWest Finance LLC / WideOpenWest Capital Corp. (USD), 13.38%, 10/15/2019	130,000	148,200
		668,675
Metals & Mining (1.4%)
American Gilsonite Co. (USD), 11.50%, 09/01/2017 (a)	55,000	56,925
Compass Minerals International, Inc. (USD), 4.88%, 07/15/2024 (a)	80,000	78,400
		135,325
Miscellaneous Manufacturing (0.8%)
CBC Ammo LLC / CBC FinCo, Inc. (USD), 7.25%, 11/15/2021 (a)	75,000	74,250
Oil & Gas Services (1.4%)
Forbes Energy Services Ltd. (USD), 9.00%, 06/15/2019	105,000	101,325
Light Tower Rentals, Inc. (USD), 8.13%, 08/01/2019 (a)	33,000	32,505
		133,830
Oil, Gas & Consumable Fuels (10.4%)
Approach Resources, Inc. (USD), 7.00%, 06/15/2021	50,000	46,000
California Resources Corp.
(USD), 5.50%, 09/15/2021 (a)	50,000	51,000
(USD), 6.00%, 11/15/2024 (a)	50,000	51,000
Carrizo Oil & Gas, Inc. (USD), 7.50%, 09/15/2020 (a)	90,000	90,900
CITGO Petroleum Corp. (USD), 6.25%, 08/15/2022 (a)	180,000	183,150
Comstock Resources, Inc. (USD), 9.50%, 06/15/2020	80,000	84,400
EXCO Resources, Inc.
(USD), 7.50%, 09/15/2018	35,000	30,887
(USD), 8.50%, 04/15/2022	70,000	60,900
Hercules Offshore, Inc.
(USD), 7.50%, 10/01/2021 (a)	80,000	49,800
(USD), 6.75%, 04/01/2022 (a)	60,000	35,400
Hilcorp Energy I LP / Hilcorp Finance Co. (USD), 5.00%, 12/01/2024 (a)	20,000	19,200
PBF Holding Co. LLC / PBF Finance Corp. (USD), 8.25%, 02/15/2020	55,000	57,544
Rex Energy Corp. (USD), 8.88%, 12/01/2020	115,000	121,325
Rosetta Resources, Inc. (USD), 5.88%, 06/01/2024	70,000	67,200
SandRidge Energy, Inc. (USD), 7.50%, 02/15/2023	75,000	66,750

See accompanying Notes to Financial Statements.

2014 Annual Report

55

Statement of Investments (continued)

October 31, 2014

Aberdeen High Yield Fund

	Shares or Principal Amount	Value (US$)
Thunderbird Resources Equity, Inc. (USD), 9.00%, 03/02/2018 (b)(c)	$367,000	$184
		1,015,640
Packaging & Containers (2.2%)
Paperworks Industries, Inc. (USD), 9.50%, 08/15/2019 (a)	65,000	66,462
Sealed Air Corp.
(USD), 8.38%, 09/15/2021 (a)	54,000	61,155
(USD), 5.25%, 04/01/2023 (a)	90,000	92,475
		220,092
Real Estate (1.2%)
AAF Holdings LLC/AAF Finance Co., PIK (USD), 12.00%, 07/01/2019 (a)	120,000	120,000
Real Estate Investment Trust (REIT) Funds (1.3%)
Corrections Corp. of America (USD), 4.63%, 05/01/2023	135,000	132,300
Retail (0.9%)
Neiman Marcus Group Ltd., LLC, PIK (USD), 8.75%, 10/15/2021 (a)	80,000	85,600
Trucking & Leasing (0.3%)
Jurassic Holdings III, Inc. (USD), 6.88%, 02/15/2021 (a)	25,000	25,188
		7,792,133
Total Corporate Bonds		8,745,678
REPURCHASE AGREEMENT (20.9%)
UNITED STATES (20.9%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $2,049,000 collateralized by U.S. Treasury Note, maturing 05/31/2021; total market value of $2,095,600	2,049,000	2,049,000
Total Repurchase Agreement		2,049,000
Total Investments (Cost $11,239,373) (d)—110.3%		10,794,678

Liabilities in excess of other assets—(10.3)%		(1,010,101)
Net Assets—100.0%		$9,784,577

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2014. (unaudited)
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
CAD	Canadian Dollar
PIK	Payment In Kind
REIT	Real Estate Investment Trust
USD	U.S. Dollar

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/Canadian Dollar
01/16/2015	UBS	USD	98,928	CAD	111,000	$98,308	$620

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2014

56

Statement of Investments (concluded)

October 31, 2014

Aberdeen High Yield Fund

At October 31, 2014, the Fund held the following credit default swaps:

Buy Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
Deutsche Bank AG	12/20/2019	100,000	Pay: Fixed rate equal to 5.00% Receive: AK Steel Corp., 5/15/20, 7.63%	$(2,653)	5.95%
Deutsche Bank AG	12/20/2019	100,000	Pay: Fixed rate equal to 5.00% Receive: AK Steel Corp., 5/15/20, 7.63%	(2,626)	5.95%
				$(5,279)

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

2014 Annual Report

57

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at net asset value net of fees) returned 6.12% for the 12-month period ended October 31, 2014, versus the 7.82% return of its benchmark, the Barclays Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General & Insured Municipal Debt Funds (consisting of 90 funds) was 8.80% for the period.

The 12-month reporting period was highlighted by precedent-setting credit events, interest rate volatility, generally constructive technical trends, and an economic backdrop providing an improved outlook and shift in investor sentiment. The U.S. municipal bond market, as measured by the Barclays Municipal Bond Index, gained 7.82% for the period. The beginning of the review period was marked by volatility amid speculation concerning the U.S. Federal Reserve’s (Fed) possible tapering of monetary policy easing and the change in command at the central bank, as former Fed Vice Chair Janet Yellen succeeded Ben Bernanke as Fed Chair in February. The Fed began to reduce its $85 billion-per-month purchases of government and mortgage-backed securities in $10 billion increments ($5 billion for each asset class) in January 2014, and ended its tapering in late October. Interest rates generally tracked investor expectations concerning the central bank’s tapering of its quantitative easing (QE) program. Yields rose sharply in December 2013, only to reverse direction the following month as a harsh winter blanketed the U.S., leading to a dramatic slowdown in economic activity. In March 2014, rates again moved higher as hawkish Fed statements, exhibited by an upward drift in its future rate projections, led investors to bring forward their interest-rate tightening expectations. Overall, U.S. Treasury rates declined from the beginning of the period to the end of the period contributing to the overall performance of the Fund and its benchmark.

In our view, the gyrations in the U.S. Treasury yield curve over the last month of the reporting period in October 2014, might be viewed as a microcosm of the volatility over the 12-month period. Investors had to grasp with continued weakness in Eurozone and Chinese growth, the Ebola epidemic, and, earlier in the month, a sharp correction in equity prices. Additionally, the Japanese yen weakened sharply at the end of October, depreciating about 3% in one day, bringing the decline to almost 11% since July 31, 2014. New York Mercantile Exchange (NYMEX) crude oil dropped over $10 a barrel over the month and also hit a new five-year low. The price of crude fell nearly 21% over the last four months of the reporting period. The combination of increased supply from the U.S. and global growth concerns has put significant downward pressure on oil and many other commodity prices.

Within the municipal bond market, the headlines were focused primarily on Detroit’s Chapter 9 bankruptcy and the continued financial struggles for Puerto Rico. Following months of public posturing by all parties, in April 2014, mediators for Detroit announced an agreement with creditors that would provide secured bondholders (unlimited general obligation tax bondholders) 74% of the value of their claims. This followed emergency manager Kevyn Orr’s previous proposal, which had implied a much more significant haircut and only a 15-to-20% payout. In early November, shortly after the end of the reporting period, U.S. Bankruptcy Court judge ruled that Detroit’s comprehensive restructuring plan is fair and feasible. The decision essentially provides the city with the legal authority to trim more than $7 billion–roughly one-third–of unsecured debt from its balance sheet and to reduce the cuts in contributions to its employee pension plan.

In late June, the legislature of the Commonwealth of Puerto Rico passed–and the governor signed–legislation that would permit Puerto Rican public corporations to restructure their debts. The law, known as the Public Corporation Debt Enforcement and Recovery Act, does not apply to the general obligation bonds of Puerto Rico or its municipalities, its sales tax financing bonds or the Puerto Rican Development Bank. Consequently, prices for most categories of Puerto Rico bonds declined following the passage of the law. The legislation was quickly challenged in federal court as usurping federal authority to legislate bankruptcy law; the matter was still pending in U.S. federal court as of the end of the reporting period on October 31, 2014. The prices for most municipal debt associated with Puerto Rico declined in value in the second half of the reporting period as Puerto Rico’s financial difficulties have worsened and the rating agencies have downgraded the credit of Puerto Rico and its agencies.

The Fund’s short duration1 relative to that of the benchmark Barclays Municipal Bond Index hampered performance as interest rates declined over the reporting period. Additionally, the Fund’s substantial overweight relative to the benchmark in higher-quality pre-refunded bonds2 also had a negative impact on performance. During the period, municipal bond investors were generally more willing to invest in lower-credit quality, higher-risk securities. More risky municipal bonds generally outperformed their higher-quality counterparts, thereby weighing on Fund performance for the period. The Fund’s underweights relative to the benchmark in state general obligation bonds, water utility bonds, and transportation were the three largest detractors from performance on the sector level.

Conversely, the Fund’s overweight allocations versus the benchmark in education, industrial development and pollution control, and public power bonds (issued by public utilities) were the largest contributors to Fund performance during the period.

We did not employ any derivatives in the Fund over the reporting period.

With the new issue calendar providing limited supply and the improvement in fund flows, market valuations have made the quest for appealing opportunities more challenging, in our view. During the

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., high risk) in relation to interest-rate movements.
2	A pre-funded bond’s principal is held in an escrow account, generally invested in U.S. Treasury securities, and is used to fund another callable bond for which the issuer decides to exercise its right to buy its bonds

58

Annual Report 2014

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

12-month reporting period, the yield on 10-year municipal bonds tightened about 72 basis points (bps)–or 0.72%–relative to comparable-duration U.S. Treasuries, with the yield ratio ending at 88% as the Treasury yield fell 22 bps over the annual period. We continue to look for paper secured by specific revenue streams with limited political risk, as we believe that local municipal issuers will continue to face budgetary pressures.

Despite the seemingly alarming headlines, we maintain our view that the technical backdrop in the U.S. market remains robust. The positive inflows into the tax-exempt bond market for the first 10 months of 2014 totalled more than $20 billion.

We do not believe that Congress will lower federal income tax rates anytime soon. U.S. Treasury yields remain low, with Fed action in the front end of the yield curve not likely before mid-2015, in our view. We feel that the transparency and disclosure provided by the Fed is unlikely to yield much in the way of surprises to the investment community. We see further volatility in distressed municipal credits, although we think that the volumes of defaults seen in the 2011-2012 timeframe may not be seen for some time. To that end, we believe that our ability to identify these credit risks and value the risks appropriately is the key to consistent outperformance going forward.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2014 Annual Report

59

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2014)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.12%	4.49%	3.82%
	w/SC2	1.66%	3.58%	3.38%
Class C	w/o SC	5.34%	3.74%	3.07%
	w/SC3	4.34%	3.74%	3.07%
Class R4	w/o SC	5.96%	4.62%	4.02%
Institutional Service Class[4]	w/o SC	6.49%	4.79%	4.10%
Institutional Class[4,5]	w/o SC	6.49%	4.79%	4.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. This performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

Annual Report 2014

60

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2014. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market, the bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Municipal Bonds	98.5%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	1.1%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	6.8%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	5.1%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	2.7%
State of Texas General Obligation Unlimited Bonds (Transportation Commission), Unrefunded 04/01/2020	2.7%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.6%
University of California Revenue Bonds, Series Q 05/15/2029	2.6%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.3%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.3%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.2%
County of King General Obligation Limited Bonds 01/01/2025	2.2%
Other	68.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top States
Texas	25.3%
California	13.8%
New York	7.6%
Pennsylvania	7.1%
Washington	6.8%
Massachusetts	5.7%
Georgia	4.7%
New Jersey	3.6%
New Hampshire	3.4%
Florida	3.3%
Other	18.7%
100.0%

2014 Annual Report

61

Statement of Investments

October 31, 2014

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (98.5%)
Alaska (1.2%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	$1,000,000	$1,181,170
California (13.8%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (a)	1,000,000	602,640
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,159,280
Chula Vista Industrial Development Revenue (San Diego Gas & Electric), Series A, 1.65%, 07/01/2018	500,000	503,585
Foothill-Eastern Transportation Corridor Agency, Series B2, 5.00%, 01/15/2053 (b)	1,000,000	1,109,120
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/2025	1,000,000	1,208,780
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	638,540
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	684,585
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	356,898
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	533,620
State of California General Obligation Unlimited Bonds Series A, 5.00%, 07/01/2022	1,100,000	1,180,740
5.00%, 03/01/2026	2,000,000	2,115,820
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,135,060
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,590,605
		13,819,273
Colorado (1.1%)
Colorado Health Facilities Authority Revenue Bonds (Evangelical Lutheran Good Samaritan Society), 5.00%, 12/01/2042	1,000,000	1,068,110
Florida (3.3%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,024,830
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,112,760
Escambia County, Solid Waste Disposal Revenue Bonds (Gulf Power Company Project), 1.35%, 04/01/2039 (b)	1,165,000	1,168,996
		3,306,586
Georgia (4.7%)
Appling County Development Authority Revenue Bonds (Oglethorpe Power Corporation Project), Series A, 2.40%, 01/01/2038 (b)	1,000,000	1,012,170
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (b)	1,000,000	1,018,480
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	582,690
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	114,593
Municipal Electric Authority of Georgia Revenue Bonds Prerefunded, Series V, 6.60%, 01/01/2018	20,000	20,201
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018	460,000	505,489
Unrefunded, Series V, 6.60%, 01/01/2018	1,375,000	1,443,874
		4,697,497
Illinois (1.1%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	553,815
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/2027	500,000	538,170
		1,091,985
Indiana (1.4%)
Indiana Toll Road Commission Revenue Bonds, Prerefunded/Escrowed to Maturity, 9.00%, 01/01/2015	1,355,000	1,373,577
Kentucky (1.1%)
County of Carroll Pollution Control Revenue Bonds (Utilities Company Project), Series C, 0.14%, 10/01/2032 (b)	1,200,000	1,100,416
Louisiana (3.0%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	614,979
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (b)	1,250,000	1,355,237
Saint John The Baptist Parish Revenue Bonds (Marathon Oil), Series A, 5.13%, 06/01/2037	1,000,000	1,055,000
		3,025,216
Massachusetts (5.7%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2016	1,000,000	1,097,320
5.50%, 10/01/2018	2,000,000	2,350,580
5.50%, 08/01/2019	1,000,000	1,198,510
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center), Series C, 5.00%, 07/01/2017	1,000,000	1,093,610
		5,740,020

See accompanying Notes to Financial Statements.

Annual Report 2014

62

Statement of Investments (continued)

October 31, 2014

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Michigan (1.0%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	$900,000	$1,046,691
Minnesota (0.6%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	578,020
Nebraska (0.9%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	850,297
New Hampshire (3.4%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A, 0.31%, 10/01/2033 (b)	1,230,000	1,110,673
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	1,000,000	1,138,500
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,119,000
		3,368,173
New Jersey (3.6%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,246,400
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series C, 6.50%, 01/01/2016	275,000	279,680
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,115,510
		3,641,590
New York (7.6%)
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,124,580
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,749,875
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,451,044
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,132,010
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,164,800
		7,622,309
North Dakota (1.0%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,037,370
Ohio (1.4%)
Jobs Ohio Beverage System Revenue Bonds, Series A, 5.00%, 01/01/2018	500,000	561,965
Ohio Air Quality Development Authority Revenue Bonds, Prerefunded, Series A, 5.75%, 06/01/2033 (b)	800,000	854,960
		1,416,925
Pennsylvania (7.1%)
Pennsylvania Beaver County Industrial Development Authority Revenue Bonds, 3.50%, 04/01/2041 (b)	1,000,000	1,025,980
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	942,832
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	5,084,451
		7,053,263
Puerto Rico (1.9%)
Puerto Rico Sales Tax Financing Corp. Revenue Bonds
Series C, 5.00%, 08/01/2022	750,000	713,100
Series A, 0.00%, 08/01/2054 (a)	15,875,000	1,161,574
		1,874,674
South Carolina (0.4%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	384,118
Tennessee (0.6%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	580,725
Texas (25.3%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	1,575,000	1,804,131
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/2036	1,250,000	1,333,887
Dallas/Fort Worth International Airport, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,189,660
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,622,322
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,774,145
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 01/01/2017	1,245,000	1,390,765

See accompanying Notes to Financial Statements.

2014 Annual Report

63

Statement of Investments (concluded)

October 31, 2014

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Matagorda County Navigation District No. 1 Revenue Bond, Series B-1, 4.00%, 06/01/2030	$1,000,000	$1,014,500
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/2016	500,000	532,500
State of Texas General Obligation Unlimited Bonds (Transportation Commission)
Prerefunded, 5.00%, 04/01/2020	95,000	105,137
Unrefunded, 5.00%, 04/01/2020	2,405,000	2,664,668
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,217,549
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/2027	1,500,000	1,641,870
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,234,665
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	500,000	616,905
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,142,520
		25,285,224
Washington (6.8%)
City of Seattle Municipal Light and Power Revenue Bonds, Unrefunded, (AGM), 4.50%, 08/01/2019	875,000	878,185
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,112,910
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,225,400
State of Washington General Obligation Unlimited Bonds Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,309,780
Series C, 5.00%, 01/01/2026	200,000	226,994
		6,753,269
Wisconsin (0.5%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	548,140
Total Municipal Bonds		98,444,638
REPURCHASE AGREEMENT (0.4%)
United States (0.4%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/31/2014, due 11/03/2014, repurchase price $390,000, collateralized by U.S. Treasury Note, maturing 10/31/2021; total market value of $398,962	390,000	390,000
Total Repurchase Agreement		390,000
Total Investments (Cost $90,164,780) (c)—98.9%		98,834,638

Other assets in excess of liabilities—1.1%		1,138,828
Net Assets—100.0%		$99,973,466

(a)	Issued with a zero coupon.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2014.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows:

Industry	Percent	Value
General Obligation	21.7%	$21,449,383
Higher Education	14.6%	14,463,189
Medical	12.3%	12,130,990
Transportation	11.3%	11,142,378
Development	8.7%	8,591,197
General	8.4%	8,289,057
Power	5.3%	5,250,684
Pollution	5.2%	5,099,029
Education	3.4%	3,405,680
School District	3.2%	3,155,942
Utilities	2.8%	2,807,641
Water	1.5%	1,469,808
Airport	1.2%	1,189,660
Cash	0.4%	390,000
	100.0%	98,834,638

See accompanying Notes to Financial Statements.

Annual Report 2014

64

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Class A shares at net asset value net of fees) returned 0.22% for the 12-month period ended October 31, 2014, versus the 0.28% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligation Funds (consisting of 49 funds) was 0.61% for the period.

We believe that the market environment during the reporting period may be characterized as “erratic” for interest rates and stable for spread assets.1 The beginning of the period was marked by volatility amid speculation concerning the U.S. Federal Reserve’s (Fed) possible tapering of monetary policy easing and the change in command at the central bank, as former Fed Vice Chair Janet Yellen succeeded Ben Bernanke as Fed Chair in February. The Fed began to reduce its $85 billion-per-month asset purchase program in $10 billion increments in January 2014, and ended its tapering in late October.

Interest rates rose sharply in December 2013, shortly before the Fed embarked on the tapering of its quantitative easing (QE) asset purchase program, only to reverse direction the following month as a harsh winter blanketed the U.S., leading to a dramatic slowdown in economic activity. In March 2014, yields again moved higher as hawkish Fed statements, exhibited by an upward drift in its future rate projections, led investors to bring forward their interest-rate tightening expectations. In our view, the gyrations in the U.S. Treasury yield curve over the last month of the reporting period in October 2014 might be viewed as a microcosm of the volatility over the 12-month period. Investors had to grasp with continued weakness in Eurozone2 and Chinese growth, the Ebola epidemic and, earlier in the month, a sharp correction in equity prices. Two- and three-year Treasury yields dipped to an intraday low of 0.25% and 0.56%, respectively, on October 15, before reversing and closing the month at corresponding yields of 0.49% and 0.92% following improving economic data reports and a more hawkish-than-expected statement from the Federal Open Market Committee (FOMC). Ultimately, over the reporting period, the short-term segment of the yield curve was virtually flat. There was a dichotomy, however, in performance between the intermediate- and long-term portions of the yield curve. For example, the yield on the five-year Treasury note increased by 31 basis points (bps)–or 0.31%-over the period, while the ten-year Treasury yield declined by 22 bps.

The U.S. economic recovery hit several peaks and valleys during the reporting period, with healthy gross domestic product (GDP) growth in the fourth quarter of 2013 and the second and third quarters of 2014, sandwiched around a contraction in the first quarter of the year. As expected, consumer spending was the primary driver of the two upturns and the lone decline in GDP during the period. The U.S. economy added roughly 1.7 million jobs over the 12-month review period, while the unemployment rate fell from 7.2% to 5.8%. At the end of the period, however, the labor force participation rate3 hovered just above its lowest level in more than 36 years.

Although fixed income investors remained cognizant of shareholder — rather than debt-holder — friendly events, there was healthy demand for spread assets during the reporting period. This was due to an improving economy, which we feel should help maintain positive corporate fundamentals. The shorter-dated (one- to three-year) segment of the credit market was well supported as Treasury yields remained low and short-duration4 investors continued to reinvest into spread assets in an effort to enhance the yield on their portfolios.

Fund performance for the reporting period was hampered by the allocation to three-year fixed rate assets, as interest rates moved higher in the “belly” of the yield curve5 over the period, while yields on shorter-dated issues were virtually unchanged.

The Fund’s overweight to spread assets added modestly to performance as shorter-dated risk assets exhibited little spread volatility, which had a more significant negative impact on longer-dated risk assets. The largest spread sector contributors to Fund performance were financials and holdings in AAA rated6 auto receivables.

Regarding the use of derivatives, we employed interest rate futures during the reporting period as a hedge against interest rate risk. Over the 12-month, period it detracted 9 bps from the Fund’s total return as interest rates remained low due to relatively tame inflation and geopolitical concerns in Ukraine and the Middle East.

The most significant change to the Fund during the reporting period was the addition of a substantial short interest rate futures position, which we employed solely for hedging interest rate risk. As the business cycle continues to develop, we think that economic data may strengthen further, leading market participants to position for an eventual increase in the fed funds rate. This may potentially put upward pressure on interest rates in the front end of the yield curve. We now believe that the fed funds rate will increase in the second quarter of 2015; therefore, we feel it is prudent to hedge the Fund’s interest rate exposure as two-year Treasury yields–even after their upward move during the review period–remain at relatively low levels.

The conclusion of the Fed’s asset purchase program in October and the transition into tighter monetary policy was the focus of many

1	Spread assets comprise all securities other than U.S. Treasuries, for which principal and interest are guaranteed by the U.S. government.
2	The Eurozone comprises the bloc of nations which has adopted the euro as common currency and legal tender.
3	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.
4	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., high risk) in relation to interest-rate movements.
5	The “belly” of the U.S. Treasury yield curve includes securities with maturities of between three and seven years.
6	Standard & Poor’s, Moody’s, and Fitch are three international credit rating agencies that evaluate credit risk. Agency credit ratings are expressed as letter grades that range from “AAA” to “D” to communicate the respective agency’s opinion of relative level of credit risk.

2014 Annual Report

65

Aberdeen Ultra-Short Duration Bond Fund (Unaudited) (concluded)

investors earlier this year, including Aberdeen. However, as this year has evolved, the migration toward higher interest rates did not occur; rather, the opposite happened. The continued economic slowdown in Europe and China has led many global central banks to view U.S. Treasuries as a cheap asset class relative to the sovereign debt of other developed and peripheral markets. One can hardly argue against this, in our opinion, as U.S. Treasury yields are higher than most of these other markets. This demand by foreign central banks for U.S. Treasury debt has supplanted the demand which has dried up as a result of the end of the Fed’s QE program. However, our outlook for a gradual increase in interest rates has not changed, especially for the shorter-maturity focus of the Fund. Ironically, two- and three-year Treasury yields have actually increased since the beginning of 2014, as these securities are more closely tied to U.S economic data and its implications on Fed policy. We maintain our belief that the low absolute yields of shorter maturities are better skewed toward a sell-off should U.S. economic data surprise to the upside, yet they cannot decline much more (unlike those of longer maturities) if economic data disappoint. Therefore, we intend to remain conservative in our interest rate positioning, favoring floating-rate debt and seeking to enhance yield and return through a larger allocation to spread assets.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Futures are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2014

66

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2014)		1 Yr.		Inception[1]
Class A2	w/o SC	0.22%		0.58%
	w/SC3	(4.01%	)	(0.52%	)
Institutional Service Class[2,4]	w/o SC	0.27%		0.69%
Institutional Class[4]	w/o SC	0.27%		0.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value per share and/or financial statement adjustments.

1	The Fund commenced operations on November 30, 2010.
2	Returns before the first offering of Class A (November 22, 2011), and the Institutional Service Class (January 20, 2012) are based on the previous performance of the Institutional Class. This performance of Class A and the Institutional Service Class is substantially similar to what the Class A and Institutional Service Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

2014 Annual Report

67

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2014)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2014 (Unaudited)

Asset Allocation
Corporate Bonds	80.4%
U.S. Agencies	9.4%
Asset-Backed Securities	6.1%
U.S. Treasuries	3.0%
Other assets in excess of liabilities	1.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	16.9%
Electric Utilities	9.6%
Diversified Financial Services	9.5%
Insurance	6.6%
Oil, Gas & Consumable Fuels	6.2%
Pharmaceutical	5.3%
Metals & Mining	3.6%
Media	2.9%
Energy Equipment & Services	2.7%
Food Products	2.7%
Other	34.0%
100.0%
Top Holdings
Federal Home Loan Mortgage Corp. 11/17/2014	3.5%
Federal National Mortgage Association 02/27/2015	3.0%
Federal Home Loan Mortgage Corp. 12/15/2014	2.9%
U.S. Treasury Notes 03/31/2016	2.5%
TransCanada PipeLines Ltd. 03/02/2015	1.7%
Express Scripts Holding Co. 11/21/2014	1.7%
TESCO PLC 12/05/2014	1.7%
ERAC USA Finance LLC 04/15/2016	1.6%
Georgia Power Co. 11/15/2015	1.5%
Santander Holdings USA, Inc. 09/24/2015	1.5%
Other	78.4%
100.0%

Annual Report 2014

68

Statement of Investments

October 31, 2014

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (6.1%)
AUSTRALIA (2.1%)
SMART Trust
Series 2011-2US, Class A4A (USD), 2.31%, 04/14/2017 (a)	$137,237	$137,948
Series 2012-4US, Class A3B (USD), 0.70%, 03/14/2017 (b)	29,973	29,983
Series 2012-4US, Class A4A (USD), 1.25%, 08/14/2018	54,000	53,932
		221,863
UNITED STATES (4.0%)
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.40%, 04/07/2024 (a)(b)	121,180	122,038
GE Equipment Transportation LLC, Series 2012-1, Class A4 (USD), 1.23%, 01/22/2020	119,876	120,073
Navistar Financial Dealer Note Master Trust, Series 2013-1, Class A (USD), 0.82%, 01/25/2018 (a)(b)	100,000	100,053
Santander Drive Auto Receivables Trust, Series 2011-1, Class D (USD), 4.01%, 02/15/2017	65,000	66,488
		408,652
Total Asset-Backed Securities		630,515
CORPORATE BONDS (80.4%)
AUSTRALIA (2.4%)
Commercial Banks (1.0%)
Westpac Banking Corp. (USD), 0.66%, 11/25/2016 (b)	100,000	100,429
Metals & Mining (1.4%)
BHP Billiton Finance USA Ltd. (USD), 1.00%, 02/24/2015	150,000	150,332
		250,761
BELGIUM (1.4%)
Beverages (1.4%)
Anheuser-Busch InBev Finance, Inc. (USD), 0.42%, 01/27/2017 (b)	150,000	149,837
CANADA (8.2%)
Commercial Banks (4.7%)
Bank of Montreal (USD), MTN, 0.75%, 07/15/2016 (b)	100,000	100,564
Bank of Nova Scotia (USD), 0.75%, 07/15/2016 (b)	125,000	125,663
Royal Bank of Canada (USD), GMTN, 0.56%, 01/23/2017 (b)	150,000	150,399
Toronto-Dominion Bank (The) (USD), GMTN, 0.69%, 09/09/2016 (b)	100,000	100,499
		477,125
Electric Utilities (0.3%)
TransAlta Corp. (USD), 1.90%, 06/03/2017	35,000	34,962
Energy Equipment & Services (1.7%)
TransCanada PipeLines Ltd. (USD), 0.88%, 03/02/2015	175,000	175,249
Oil, Gas & Consumable Fuels (1.5%)
Total Capital Canada Ltd. (USD), 0.61%, 01/15/2016 (b)	150,000	150,557
		837,893
GERMANY (1.5%)
Auto Manufacturers (1.5%)
Daimler Finance North America LLC (USD), 1.45%, 08/01/2016 (a)	150,000	150,965
NETHERLANDS (1.5%)
Oil, Gas & Consumable Fuels (1.5%)
Shell International Finance BV (USD), 0.44%, 11/15/2016 (b)	150,000	150,333
SWITZERLAND (0.7%)
Metals & Mining (0.7%)
Glencore Funding LLC (USD), 1.70%, 05/27/2016 (a)	75,000	75,491
UNITED KINGDOM (8.9%)
Commercial Banks (3.2%)
Abbey National Treasury Services PLC (USD), 4.00%, 04/27/2016	140,000	146,367
Barclays Bank PLC (USD), 2.75%, 02/23/2015	100,000	100,696
Royal Bank of Scotland Group PLC (USD), 2.55%, 09/18/2015	85,000	86,214
		333,277
Food Products (1.7%)
TESCO PLC (USD), 2.00%, 12/05/2014 (a)	175,000	175,134
Metals & Mining (1.5%)
Rio Tinto Finance USA PLC (USD), 1.13%, 03/20/2015	150,000	150,383
Oil, Gas & Consumable Fuels (1.5%)
BP Capital Markets PLC (USD), 0.66%, 11/07/2016 (b)	150,000	150,478
Pharmaceutical (1.0%)
GlaxoSmithKline Capital, Inc. (USD), 0.70%, 03/18/2016	100,000	100,204
		909,476
UNITED STATES (55.8%)
Aerospace & Defense (2.4%)
L-3 Communications Corp. (USD), 1.50%, 05/28/2017	100,000	99,392
Rockwell Collins, Inc. (USD), 0.58%, 12/15/2016 (b)	150,000	150,159
		249,551
Commercial Banks (8.0%)
Bank of America Corp. (USD), 1.50%, 10/09/2015	150,000	151,086
Capital One Financial Corp. (USD), 1.00%, 11/06/2015	100,000	100,254

See accompanying Notes to Financial Statements.

2014 Annual Report

69

Statement of Investments (continued)

October 31, 2014

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
Citigroup, Inc. (USD), 1.30%, 11/15/2016	$100,000	$100,219
JPMorgan Chase & Co. (USD), GMTN, 0.85%, 02/26/2016 (b)	150,000	150,493
Morgan Stanley (USD), 1.48%, 02/25/2016 (b)	100,000	101,238
Wells Fargo & Co.
(USD), 1.16%, 06/26/2015 (b)	68,000	68,368
(USD), MTN, 0.53%, 06/02/2017 (b)	150,000	149,732
		821,390
Commercial Services & Supplies (1.6%)
ERAC USA Finance LLC (USD), 1.40%, 04/15/2016 (a)	159,000	160,080
Diversified Financial Services (9.5%)
American Express Credit Corp. (USD), 1.30%, 07/29/2016	100,000	100,608
BlackRock, Inc. (USD), 1.38%, 06/01/2015	150,000	150,861
General Electric Capital Corp.
MTN (USD), 1.10%, 05/09/2016 (b)	25,000	25,252
(USD), GMTN, 0.88%, 07/12/2016 (b)	150,000	151,220
HSBC Finance Corp. (USD), 5.00%, 06/30/2015	90,000	92,407
John Deere Capital Corp., Series FIX (USD), 1.05%, 10/11/2016	150,000	150,530
PACCAR Financial Corp. (USD), MTN, 0.80%, 02/08/2016	150,000	150,513
Santander Holdings USA, Inc. (USD), 3.00%, 09/24/2015	149,000	151,515
		972,906
Diversified Telecommunication Services (1.2%)
Verizon Communications, Inc. (USD), 1.76%, 09/15/2016 (b)	125,000	127,822
Electric Utilities (9.3%)
Dayton Power & Light Co. (The) (USD), 1.88%, 09/15/2016	35,000	35,391
Dominion Gas Holdings LLC (USD), 1.05%, 11/01/2016	120,000	119,999
Dominion Resources, Inc. (USD), 1.25%, 03/15/2017	125,000	124,867
Duke Energy Corp. (USD), 0.61%, 04/03/2017 (b)	100,000	100,335
Duke Energy Indiana, Inc. (USD), 0.58%, 07/11/2016 (b)	130,000	130,227
Entergy Louisiana LLC (USD), 1.88%, 12/15/2014	150,000	150,253
Georgia Power Co. (USD), 0.63%, 11/15/2015	160,000	160,114
Oncor Electric Delivery Co. LLC (USD), 6.38%, 01/15/2015	130,000	131,498
		952,684
Electronics (1.4%)
Thermo Fisher Scientific, Inc. (USD), 1.30%, 02/01/2017	145,000	144,829
Energy Equipment & Services (1.0%)
Energy Transfer Partners LP (USD), 5.95%, 02/01/2015	100,000	101,207
Food Products (1.0%)
WM Wrigley Jr Co. (USD), 1.40%, 10/21/2016 (a)	100,000	100,531
Gas Utilities (1.0%)
CenterPoint Energy, Inc., Series B (USD), 6.85%, 06/01/2015	100,000	103,441
Healthcare Providers & Services (1.4%)
Ventas Realty LP (USD), 1.25%, 04/17/2017	145,000	144,742
Insurance (6.6%)
Berkshire Hathaway Finance Corp. (USD), 0.95%, 08/15/2016	150,000	150,833
CNA Financial Corp. (USD), 5.85%, 12/15/2014	143,000	143,811
MetLife, Inc. (USD), 1.90%, 12/15/2017	25,000	25,227
New York Life Global Funding (USD), 1.13%, 03/01/2017 (a)	100,000	100,158
Principal Life Global Funding II (USD), 1.00%, 12/11/2015 (a)	150,000	150,747
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/2015	100,000	105,284
		676,060
Media (2.9%)
COX Communications, Inc. (USD), 5.45%, 12/15/2014	150,000	150,814
NBCUniversal Enterprise, Inc. (USD), 0.77%, 04/15/2016 (a)(b)	150,000	150,630
		301,444
Oil, Gas & Consumable Fuels (1.7%)
Devon Energy Corp. (USD), 0.77%, 12/15/2016 (b)	100,000	100,378
Transocean, Inc. (USD), 5.05%, 12/15/2016	70,000	73,462
		173,840
Pharmaceutical (4.3%)
AbbVie, Inc. (USD), 1.20%, 11/06/2015	100,000	100,565
Express Scripts Holding Co. (USD), 2.75%, 11/21/2014	175,000	175,213
McKesson Corp. (USD), 0.63%, 09/10/2015 (b)	100,000	100,127
Mylan, Inc. (USD), 1.80%, 06/24/2016	65,000	65,815
		441,720
Retail (1.0%)
CVS Health Corp. (USD), 1.20%, 12/05/2016	100,000	100,174
Software (1.0%)
Oracle Corp. (USD), 0.43%, 07/07/2017 (b)	100,000	100,000
Transportation (0.5%)
CSX Corp. (USD), 6.25%, 04/01/2015	50,000	51,183
		5,723,604
Total Corporate Bonds		8,248,360

See accompanying Notes to Financial Statements.

Annual Report 2014

70

Statement of Investments (concluded)

October 31, 2014

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
U.S. AGENCIES (9.4%)
UNITED STATES (9.4%)
Federal Home Loan Mortgage Corp.
(USD), 0.00%, 11/17/2014 (c)	$360,000	$359,981
(USD), 0.00%, 12/15/2014 (c)	300,000	299,945
Federal National Mortgage Association (USD), 0.12%, 02/27/2015 (b)	300,000	300,045
		959,971
Total U.S. Agencies		959,971
U.S. TREASURIES (3.0%)
UNITED STATES (3.0%)
U.S. Treasury Notes
(USD), 2.13%, 05/31/2015	50,000	50,574
(USD), 2.25%, 03/31/2016	250,000	256,895
		307,469
Total U.S. Treasuries		307,469
Total Investments (Cost $10,122,262) (d)—98.9%		10,146,315

Other assets in excess of liabilities—1.1%		112,277
Net Assets—100.0%		$10,258,592

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2014.
(c)	Issued with a zero coupon.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
USD	U.S. Dollar

At October 31, 2014, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
United States Treasury Note 6%-2 year	UBS	(5)	12/31/2014	$(2,074)

See accompanying Notes to Financial Statements.

2014 Annual Report

71

Statements of Assets and Liabilities

October 31, 2014

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Assets:
Investments, at value	$202,288,494	$11,897,959	$30,171,225	$29,576,832	$19,951,645
Repurchase agreements, at value	26,031,771	200,000	519,000	366,408	520,000

Total investments	228,320,265	12,097,959	30,690,225	29,943,240	20,471,645

Foreign currency, at value	3,912,368	–	788	520,060	287,510
Cash	9,062	19,643	732	1,300	9
Cash collateral pledged for futures	672,588	3,828	–	–	112,398
Due from Broker	172,594	–	–	–	–
Cash at broker for China A shares	17,325	–	–	–	–
Interest receivable	3,025,224	59,013	471,399	602,822	222,236
Receivable for capital shares issued	2,127,851	–	–	329	25,336
Unrealized appreciation on forward foreign currency exchange contracts	1,797,110	–	125,334	149,224	26,370
Receivable for investments sold	–	205,474	–	682,472	297,827
Receivable from Adviser	2,676	22,253	20,958	22,566	14,363
Prepaid expenses	20,955	30,539	31,736	6,748	29,450

Total assets	240,078,018	12,438,709	31,341,172	31,928,761	21,487,144

Liabilities:
Payable for investments purchased	362,380	349,840	56,472	659,647	359,048
Unrealized depreciation on forward foreign currency exchange contracts	1,523,448	–	38,969	191,707	70,251
Payable for capital shares redeemed	104,219	–	–	39	4,611
Variation margin payable for futures contracts	85,958	3,516	–	–	21,761
Accrued foreign capital gains tax	59,294	–	186	569	–
Distributions payable	–	7,033	–	–	–
Accrued expenses and other payables:
Investment advisory fees	89,466	3,119	19,697	21,104	10,783
Transfer agent fees	24,595	10,647	559	5,590	2,410
Administration fees	14,314	832	2,101	2,110	1,438
Custodian fees	737	400	1,188	4,454	1,002
Printing fees	332	1,519	401	642	2,680
Distribution fees	683	2,955	15	1,241	600
Fund accounting fees	3,009	887	456	485	317
Administrative services fees	1,597	50	–	–	2,973
Legal fees	640	178	96	103	67
Other	9,596	4,948	7,383	6,860	7,063

Total liabilities	2,280,268	385,924	127,523	894,551	485,004

Net Assets	$237,797,750	$12,052,785	$31,213,649	$31,034,210	$21,002,140

Cost:
Investments	$207,360,743	$11,794,244	$30,515,146	$33,477,284	$20,542,023
Repurchase agreements	26,031,771	200,000	519,000	366,408	520,000
Foreign currency	4,055,864	–	329	525,697	290,498

Represented by:
Capital	$244,939,053	$11,540,090	$31,403,571	$37,101,547	$21,701,532
Accumulated net investment income/(loss)	307,873	117,202	243,339	(545,724)	159,708
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(2,345,648)	295,305	(175,340)	(1,550,774)	(190,823)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(5,103,528)	100,188	(257,921)	(3,970,839)	(668,277)

Net Assets	$237,797,750	$12,052,785	$31,213,649	$31,034,210	$21,002,140

Net Assets:
Class A Shares	$823,587	$3,597,359	$10,305	$148,180	$1,183,225
Class C Shares	597,809	2,537,237	10,152	204,465	377,955
Class R Shares	10,199	–	10,255	2,443,229	–
Institutional Service Class Shares	11,377,106	6,802	10,359	9,462	16,724,193
Institutional Class Shares	224,989,049	5,911,387	31,172,578	28,228,874	2,716,767

Total	$237,797,750	$12,052,785	$31,213,649	$31,034,210	$21,002,140

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

72

Statements of Assets and Liabilities (continued)

October 31, 2014

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	80,789	331,231	1,059		16,976	116,976
Class C Shares	59,208	233,980	1,044		23,686	37,547
Class R Shares	1,004	–	1,054		281,803	–
Institutional Service Class Shares	1,115,916	622	1,064		1,081	1,652,025
Institutional Class Shares	22,023,425	541,365	3,205,150		3,224,705	267,708

Total	23,280,342	1,107,198	3,209,371		3,548,251	2,074,256

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.19	$10.86	$9.73		$8.73	$10.12	(a)
Class C Shares (b)	$10.10	$10.84	$9.72	(a)	$8.63	$10.07
Class R Shares	$10.16	$–	$9.73		$8.67	$–
Institutional Service Class Shares	$10.20	$10.94	$9.74	(a)	$8.75	$10.12
Institutional Class Shares	$10.22	$10.92	$9.73		$8.75	$10.15
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.64	$11.34	$10.16		$9.12	$10.57
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%		4.25%	4.25%

(a)	The NAV shown above differs from the traded NAV on October 31, 2014 due to financial statement rounding and/or financial statement adjustments.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

73

Statements of Assets and Liabilities (continued)

October 31, 2014

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
Assets:
Investments, at value	$8,745,678	$98,444,638		$10,146,315
Repurchase agreements, at value	2,049,000	390,000		–

Total investments	10,794,678	98,834,638		10,146,315

Cash	–	424		52,682
Cash collateral pledged for futures	–	–		2,380
Interest receivable	161,541	1,256,062		38,322
Receivable for investments sold	108,728	–		–
Receivable from Adviser	17,791	13,446		14,589
Unrealized appreciation on forward foreign currency exchange contracts	620	–		–
Receivable for capital shares issued	–	50		–
Open swap contracts, at value	6,221	–		–
Prepaid expenses	13,312	22,472		18,360

Total assets	11,102,891	100,127,092		10,272,648

Liabilities:
Due to custodian	1,026,501	–		–
Payable for investments purchased	277,939	–		–
Distributions payable	–	45,944		904
Payable for capital shares redeemed	–	20,648		–
Variation margin payable for futures contracts	–	–		2,063
Accrued expenses and other payables:
Investment advisory fees	4,954	36,134		1,743
Printing fees	799	22,226		413
Transfer agent fees	875	11,026		1,240
Administration fees	661	6,802		697
Distribution fees	198	2,518		23
Fund accounting fees	156	1,458		176
Legal fees	32	309		35
Custodian fees	40	50		200
Administrative services fees	5	219		–
Other	6,154	6,292		6,562

Total liabilities	1,318,314	153,626		14,056

Net Assets	$9,784,577	$99,973,466		$10,258,592

Cost:
Investments	$9,190,373	$89,774,780		$10,122,262
Repurchase agreements	2,049,000	390,000		–
Up-front payments received on open swaps	11,500	–		–

Represented by:
Capital	$10,330,443	$91,026,291		$10,237,560
Accumulated net investment income/(loss)	21,676	(45,943)		652
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(118,119)	323,260		(1,599)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(449,423)	8,669,858		21,979

Net Assets	$9,784,577	$99,973,466		$10,258,592

Net Assets:
Class A Shares	$388,666	$9,378,534		$110,071
Class C Shares	123,407	643,282		–
Class R Shares	17,768	10,323		–
Institutional Service Class Shares	11,988	17,246		18,798
Institutional Class Shares	9,242,748	89,924,081	(a)	10,129,723

Total	$9,784,577	$99,973,466		$10,258,592

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

74

Statements of Assets and Liabilities (concluded)

October 31, 2014

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	42,255	903,213		11,063
Class C Shares	13,423	62,014		–
Class R Shares	1,931	993		–
Institutional Service Class Shares	1,302	1,659		1,895
Institutional Class Shares	1,003,998	8,650,563	(a)	1,020,918

Total	1,062,909	9,618,442		1,033,876

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.20	$10.38		$9.95
Class C Shares (b)	$9.19	$10.37		$–
Class R Shares	$9.20	$10.40		$–
Institutional Service Class Shares	$9.21	$10.40		$9.92
Institutional Class Shares	$9.21	$10.40	(a)	$9.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.61	$10.84		$10.39
Maximum Sales Charge:
Class A Shares	4.25%	4.25%		4.25%

(a)	Formerly Class D shares.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

75

Statements of Operations

For the Year Ended October 31, 2014

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
INVESTMENT INCOME:
Interest income	$10,027,916	$2,167,098	$1,148,462	$2,940,868	$746,393
Foreign tax withholding	(410,145)	–	(4,058)	(28,549)	202
Other income	125	–	578	–	–

	9,617,896	2,167,098	1,144,982	2,912,319	746,595

Expenses:
Investment advisory fees	1,076,723	209,538	150,983	337,245	131,599
Administration fees	172,275	55,877	16,105	33,724	17,547
Distribution fees Class A	3,396	9,441	25	1,052	3,725
Distribution fees Class C	5,979	26,150	99	2,879	4,275
Distribution fees Class R	50	–	50	11,629	–
Administrative services fees Class A	–	696	–	149	–
Administrative services fees Class R	–	–	–	5,682	–
Administrative service fees Institutional Service Class	25,578	–	–	–	29,532
Transfer agent fees	197,749	85,363	12,273	45,486	16,703
Registration and filing fees	68,124	62,079	83,436	54,593	63,193
Custodian fees	93,731	25,496	14,419	47,178	25,569
Audit fees	40,533	33,266	32,758	35,238	37,319
Printing fees	17,691	12,989	5,897	9,380	14,060
Fund accounting fees	6,420	6,211	1,738	3,257	1,756
Legal fees	7,689	6,072	776	1,564	1,508
Trustee fees	9,539	3,355	821	1,921	969
Other	22,589	5,610	3,782	6,287	9,574

Total operating expenses before reimbursed/waived expenses	1,748,066	542,143	323,162	597,264	357,329
Expenses reimbursed	(205,651)	(156,627)	(141,808)	(196,473)	(133,386)

Net expenses	1,542,415	385,516	181,354	400,791	223,943

Net Investment Income	8,075,481	1,781,582	963,628	2,511,528	522,652

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(4,489,451)	926,793	(177,658)	(3,297,266)	551,206
Realized gain/(loss) on futures contracts transactions	(1,987,777)	34,203	–	–	(31,552)
Realized gain/(loss) on foreign currency transactions	(1,898,863)	–	(13,444)	(35,060)	43,363

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(8,376,091)	960,996	(191,102)	(3,332,326)	563,017

Net change in unrealized appreciation/depreciation on investment transactions	3,961,597	(57,270)	123,534	(197,330)	(987,655)
Net change in unrealized appreciation/depreciation on futures contracts	884,089	9,277	–	–	(4,363)
Net change in unrealized appreciation/depreciation on foreign currency transactions	483,288	–	98,824	(328,844)	(70,207)

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	5,328,974	(47,993)	222,358	(526,174)	(1,062,225)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(3,047,117)	913,003	31,256	(3,858,500)	(499,208)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,028,364	$2,694,585	$994,884	$(1,346,972)	$23,444

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

76

Statements of Operations (concluded)

For the Year Ended October 31, 2014

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$789,811	$4,053,016	$126,955

	789,811	4,053,016	126,955

Expenses:
Investment advisory fees	65,907	429,529	27,059
Administration fees	8,788	80,852	10,823
Distribution fees Class A	687	23,555	309
Distribution fees Class C	1,462	7,013	–
Distribution fees Class R	63	50	–
Administrative services fees Class A	93	59	–
Registration and filing fees	58,833	69,000	58,371
Audit fees	35,192	29,105	31,186
Transfer agent fees	10,028	70,654	7,537
Printing fees	10,834	51,899	5,924
Custodian fees	8,407	5,094	6,631
Fund accounting fees	894	8,398	1,209
Legal fees	3,118	4,072	1,196
Trustee fees	489	4,456	612
Other	3,601	7,893	2,370

Total operating expenses before reimbursed/waived expenses	208,396	791,629	153,227
Expenses reimbursed	(118,215)	(134,346)	(98,801)

Net expenses	90,181	657,283	54,426

Net Investment Income	699,630	3,395,733	72,529

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(75,034)	343,296	8,682
Realized gain/(loss) on swap contracts	(43,291)	–	–
Realized gain/(loss) on futures contracts transactions	–	–	(9,488)
Realized gain on foreign currency transactions	3,951	–	–

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(114,374)	343,296	(806)

Net change in unrealized appreciation/depreciation on investment transactions	(380,649)	2,532,911	(28,787)
Net change in unrealized appreciation/depreciation on swap contracts	31,634	–	–
Net change in unrealized appreciation/depreciation on futures contracts	–	–	(2,074)
Net change in unrealized appreciation/depreciation on foreign currency transactions	138	–	–

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(348,877)	2,532,911	(30,861)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(463,251)	2,876,207	(31,667)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$236,379	$6,271,940	$40,862

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

77

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,075,481	$13,524,410	$1,781,582	$2,229,141	$963,628	$377,744
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(8,376,091)	4,591,716	960,996	(81,090)	(191,102)	(116,917)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	5,328,974	(34,514,926)	(47,993)	(2,988,399)	222,358	(480,279)

Changes in net assets resulting from operations	5,028,364	(16,398,800)	2,694,585	(840,348)	994,884	(219,452)

Distributions to Shareholders From:
Net investment income:
Class A	(22,883)	(54,787)	(101,876)	(83,189)	(356)	(223)
Class C	(6,533)	(9,703)	(52,074)	(35,722)	(268)	(156)
Class R	(130)	(215)	–	–	(321)	(200)
Institutional Service Class	(147,874)	(310,654)	(508)	(578)	(375)	(246)
Institutional Class	(3,444,636)	(10,970,250)	(1,996,074)	(2,109,930)	(718,443)	(244,810)
Net realized gains:
Class A	(52,269)	(8,100)	–	(118,288)	–	–
Class C	(19,788)	(3,123)	–	(79,992)	–	–
Class R	(313)	(64)	–	–	–	–
Institutional Service Class	(332,633)	(81,867)	–	(694)	–	–
Institutional Class	(6,878,756)	(2,871,283)	–	(2,644,606)	–	–

Change in net assets from shareholder distributions	(10,905,815)	(14,310,046)	(2,150,532)	(5,072,999)	(719,763)	(245,635)

Change in net assets from capital transactions	(2,502,233)	(204,909,316)	(84,542,296)	(8,294,529)	21,157,980	10,245,635

Change in net assets	(8,379,684)	(235,618,162)	(83,998,243)	(14,207,876)	21,433,101	9,780,548

Net Assets:
Beginning of year	246,177,434	481,795,596	96,051,028	110,258,904	9,780,548	–

End of year	$237,797,750	$246,177,434	$12,052,785	$96,051,028	$31,213,649	$9,780,548

Accumulated net investment income/(loss) at end of year	$307,873	$988,471	$117,202	$344,200	$243,339	$96,442

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

78

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund			Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,971	$5,250,253	$235,408		$903,633	$1,829	$10,000
Dividends reinvested	73,135	62,145	95,005		183,250	356	223
Cost of shares redeemed(a)	(1,025,713)	(4,358,347)	(692,316)		(1,328,907)	(1,823)	–

Total Class A	(941,607)	954,051	(361,903)		(242,024)	362	10,223

Class C Shares
Proceeds from shares issued	18,550	314,170	179,457		383,266	–	10,000
Dividends reinvested	22,145	6,901	52,144		113,509	268	156
Cost of shares redeemed(a)	(62,704)	(28,128)	(449,127)		(518,731)	–	–

Total Class C	(22,009)	292,943	(217,526)		(21,956)	268	10,156

Class R Shares
Proceeds from shares issued	–	–	–		–	–	10,000
Dividends reinvested	443	279	–		–	322	200

Total Class R	443	279	–		–	322	10,200

Institutional Service Class Shares
Proceeds from shares issued	2,598,717	5,488,325	–		–	–	10,000
Dividends reinvested	480,507	391,820	520		1,270	375	246
Cost of shares redeemed(a)	(2,549,378)	(6,113,808)	(19,556)		(29)	–	–

Total Institutional Service Class	529,846	(233,663)	(19,036)		1,241	375	10,246

Institutional Class Shares
Proceeds from shares issued	44,645,211	192,432,479	4,357,405		15,320,246	20,438,211	9,960,000
Dividends reinvested	9,673,934	11,985,396	2,030,539		4,751,724	718,442	244,810
Cost of shares redeemed(a)	(56,388,051)	(410,340,801)	(90,331,775	)(b)	(28,103,760)	–	–

Total Institutional Class	(2,068,906)	(205,922,926)	(83,943,831)		(8,031,790)	21,156,653	10,204,810

Change in net assets from capital transactions:	$(2,502,233)	$(204,909,316)	$(84,542,296)		$(8,294,529)	$21,157,980	$10,245,635

(a)	Includes redemption fees, if any.
(b)	See Note 6 (I) in the Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

79

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	1,079	468,532	20,863	83,216	185	1,000
Reinvested	7,509	5,706	8,879	16,775	37	23
Redeemed	(101,099)	(414,111)	(64,490)	(123,386)	(185)	–

Total Class A Shares	(92,511)	60,127	(34,748)	(23,395)	37	1,023

Class C Shares
Issued	1,854	28,358	15,962	34,877	–	1,000
Reinvested	2,281	627	4,889	10,395	28	16
Redeemed	(6,366)	(2,524)	(42,146)	(48,038)	–	–

Total Class C Shares	(2,231)	26,461	(21,295)	(2,766)	28	1,016

Class R Shares
Issued	–	–	–	–	–	1,000
Reinvested	46	25	–	–	34	20

Total Class R Shares	46	25	–	–	34	1,020

Institutional Service Class Shares
Issued	258,679	496,508	–	–	–	1,000
Reinvested	49,333	35,573	46	116	39	25
Redeemed	(254,451)	(574,735)	(1,809)	(3)	–	–

Total Institutional Service Class Shares	53,561	(42,654)	(1,763)	113	39	1,025

Institutional Class Shares
Issued	4,390,995	17,328,642	406,342	1,413,854	2,109,539	996,000
Reinvested	993,217	1,085,194	188,893	432,353	74,650	24,960
Redeemed	(5,628,083)	(37,632,173)	(8,366,247)	(2,566,203)	–	–

Total Institutional Class Shares	(243,871)	(19,218,337)	(7,771,012)	(719,996)	2,184,189	1,020,960

Total change in shares:	(285,006)	(19,174,378)	(7,828,818)	(746,044)	2,184,327	1,025,044

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

80

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen High Yield Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,511,528	$2,211,869	$522,652	$373,379	$699,630	$1,116,806
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(3,332,326)	(1,932,647)	563,017	390,766	(114,374)	814,192
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(526,174)	(3,790,521)	(1,062,225)	(1,486,151)	(348,877)	(276,413)

Changes in net assets resulting from operations	(1,346,972)	(3,511,299)	23,444	(722,006)	236,379	1,654,585

Distributions to Shareholders From:
Net investment income:
Class A	(6,601)	(10,767)	(39,120)	–	(18,033)	(15,439)
Class C	(4,112)	(4,525)	(3,606)	–	(8,152)	(6,341)
Class R	(25,295)	(26,161)	–	–	(794)	(696)
Institutional Service Class	(119)	(171)	(483,856)	–	(798)	(759)
Institutional Class	(586,432)	(645,582)	(54,660)	–	(689,898)	(1,093,478)
Net realized gains:
Class A	–	–	–	–	(11,372)	(756)
Class C	–	–	–	–	(10,175)	(1,015)
Class R	–	–	–	–	(829)	(114)
Institutional Service Class	–	–	–	–	(837)	(114)
Institutional Class	–	–	–	–	(757,304)	(180,638)

Change in net assets from shareholder distributions	(622,559)	(687,206)	(581,242)	–	(1,498,192)	(1,299,350)

Change in net assets from capital transactions	(19,299,617)	25,987,268	(1,948,037)	(5,536,023)	(1,418,439)	(4,946,600)

Change in net assets	(21,269,148)	21,788,763	(2,505,835)	(6,258,029)	(2,680,252)	(4,591,365)

Net Assets:
Beginning of year	52,303,358	30,514,595	23,507,975	29,766,004	12,464,829	17,056,194

End of year	$31,034,210	$52,303,358	$21,002,140	$23,507,975	$9,784,577	$12,464,829

Accumulated net investment income/(loss) at end of year	$(545,724)	$(341,688)	$159,708	$137,755	$21,676	$36,377

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

81

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen High Yield Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$402,670	$753,799	$109,401	$149,184	$252,607	$488,747
Dividends reinvested	6,320	10,605	28,329	–	29,405	15,358
Cost of shares redeemed(a)	(914,351)	(559,121)	(808,496)	(971,619)	(33,869)	(394,757)

Total Class A	(505,361)	205,283	(670,766)	(822,435)	248,143	109,348

Class C Shares
Proceeds from shares issued	81,458	234,240	25,996	42,340	15,892	81,191
Dividends reinvested	3,055	3,696	3,242	–	12,698	4,312
Cost of shares redeemed(a)	(188,969)	(152,219)	(162,417)	(462,041)	(31,472)	(1,417)

Total Class C	(104,456)	85,717	(133,179)	(419,701)	(2,882)	84,086

Class R Shares
Proceeds from shares issued	988,501	2,676,920	–	–	6,000	–
Dividends reinvested	25,295	26,161	–	–	1,623	809
Cost of shares redeemed(a)	(953,633)	(1,253,946)	–	–	–	–

Total Class R	60,163	1,449,135	–	–	7,623	809

Institutional Service Class Shares
Proceeds from shares issued	–	–	984,133	1,141,033	–	–
Dividends reinvested	119	171	465,065	–	1,635	872
Cost of shares redeemed(a)	–	–	(3,839,223)	(6,155,658)	–	–

Total Institutional Service Class	119	171	(2,390,025)	(5,014,625)	1,635	872

Institutional Class Shares
Proceeds from shares issued	7,064,380	38,620,966	1,760,273	1,360,799	162,094	1,568,692
Dividends reinvested	586,432	551,921	54,631	–	1,447,202	1,268,232
Cost of shares redeemed(a)	(26,400,894)	(14,925,925)	(568,971)	(640,061)	(3,282,254)	(7,978,639)

Total Institutional Class	(18,750,082)	24,246,962	1,245,933	720,738	(1,672,958)	(5,141,715)

Change in net assets from capital transactions:	$(19,299,617)	$25,987,268	$(1,948,037)	$(5,536,023)	$(1,418,439)	$(4,946,600)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

82

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen High Yield Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	45,391	77,947	10,483	14,185	26,273	46,698
Reinvested	727	1,085	2,766	–	3,062	1,496
Redeemed	(103,298)	(59,614)	(78,348)	(94,186)	(3,495)	(38,756)

Total Class A Shares	(57,180)	19,418	(65,099)	(80,001)	25,840	9,438

Class C Shares
Issued	9,258	23,715	2,480	4,100	1,633	7,942
Reinvested	352	376	312	–	1,319	420
Redeemed	(22,278)	(16,174)	(15,894)	(45,134)	(3,360)	(138)

Total Class C Shares	(12,668)	7,917	(13,102)	(41,034)	(408)	8,224

Class R Shares
Issued	112,213	277,046	–	–	639	–
Reinvested	2,914	2,677	–	–	169	79
Redeemed	(109,554)	(137,556)	–	–	–	–

Total Class R Shares	5,573	142,167	–	–	808	79

Institutional Service Class Shares
Issued	–	–	94,585	109,609	–	–
Reinvested	14	17	45,313	–	170	84
Redeemed	–	–	(369,305)	(597,379)	–	–

Total Institutional Service Class Shares	14	17	(229,407)	(487,770)	170	84

Institutional Class Shares
Issued	793,401	3,975,153	167,657	131,867	16,758	153,194
Reinvested	67,329	56,750	5,304	–	150,041	123,234
Redeemed	(2,954,398)	(1,656,437)	(54,455)	(62,550)	(330,115)	(772,479)

Total Institutional Class Shares	(2,093,668)	2,375,466	118,506	69,317	(163,316)	(496,051)

Total change in shares:	(2,157,929)	2,544,985	(189,102)	(539,488)	(136,906)	(478,226)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

83

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund			Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2014	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,395,733	$3,667,380		$72,529	$105,397
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	343,296	1,500,618		(806)	30,606
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	2,532,911	(7,123,793)		(30,861)	(65,910)

Changes in net assets resulting from operations	6,271,940	(1,955,795)		40,862	70,093

Distributions to Shareholders From:
Net investment income:
Class A	(295,836)	(325,807)		(400)	(2,009)
Class C	(16,772)	(31,387)		–	–
Class R	(290)	(187	)(a)	–	–
Institutional Service Class	(382)	(221	)(a)	(101)	(286)
Institutional Class	(3,082,453)	(3,309,777	)(b)	(76,018)	(103,102)
Net realized gains:
Class A	(134,136)	(98,516)		(216)	(3,772)
Class C	(15,762)	(20,999)		–	–
Class R	(140)	–		–	–
Institutional Service Class	(140)	–		(55)	(214)
Institutional Class	(1,327,565)	(880,763	)(b)	(29,977)	(126,900)

Change in net assets from shareholder distributions	(4,873,476)	(4,667,657)		(106,767)	(236,283)

Change in net assets from capital transactions	(5,402,274)	(7,543,576)		(3,676,599)	(4,160,762)

Change in net assets	(4,003,810)	(14,167,028)		(3,742,504)	(4,326,952)

Net Assets:
Beginning of year	103,977,276	118,144,304		14,001,096	18,328,048

End of year	$99,973,466	$103,977,276		$10,258,592	$14,001,096

Accumulated net investment income/(loss) at end of year	$(45,943)	$(65,880)		$652	$3,867

(a)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Formerly Class D shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

84

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund			Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2014	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$862,048	$1,097,177		$23,793	$121,619
Dividends reinvested	330,655	311,140		555	5,747
Cost of shares redeemed(c)	(1,425,538)	(2,707,819)		(379,465)	(31,341)

Total Class A	(232,835)	(1,299,502)		(355,117)	96,025

Class C Shares
Proceeds from shares issued	465,036	378,210		–	–
Dividends reinvested	20,241	16,700		–	–
Cost of shares redeemed(c)	(633,192)	(1,936,762)		–	–

Total Class C	(147,915)	(1,541,852)		–	–

Class R Shares
Proceeds from shares issued	–	10,000	(a)	–	–
Dividends reinvested	430	182	(a)	–	–

Total Class R	430	10,182	(a)	–	–

Institutional Service Class Shares
Proceeds from shares issued	6,770	10,000	(a)	17,778	70,307
Dividends reinvested	522	215	(a)	150	492
Cost of shares redeemed(c)	–	–		(25,459)	(70,209)

Total Institutional Service Class	7,292	10,215	(a)	(7,531)	590

Institutional Class Shares
Proceeds from shares issued	589,737	103,345,917	(b)	5,516,381	10,351,585
Dividends reinvested	3,475,225	3,143,000	(b)	106,597	103,033
Cost of shares redeemed(c)	(9,094,208)	(111,211,536	)(b)	(8,936,929)	(14,711,995)

Total Institutional Class	(5,029,246)	(4,722,619	)(b)	(3,313,951)	(4,257,377)

Change in net assets from capital transactions:	$(5,402,274)	$(7,543,576)		$(3,676,599)	$(4,160,762)

(a)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Formerly Class D shares.
(c)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2014 Annual Report

85

Statements of Changes in Net Assets (concluded)

	Aberdeen Tax-Free Income Fund			Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2014	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	83,554	103,168		2,387	12,085
Reinvested	32,528	29,475		56	575
Redeemed	(138,615)	(258,231)		(38,023)	(3,129)

Total Class A Shares	(22,533)	(125,588)		(35,580)	9,531

Class C Shares
Issued	45,891	36,524		–	–
Reinvested	2,005	1,573		–	–
Redeemed	(62,974)	(183,230)		–	–

Total Class C Shares	(15,078)	(145,133)		–	–

Class R Shares
Issued	–	933	(a)	–	–
Reinvested	43	17	(a)	–	–

Total Class R Shares	43	950	(a)	–	–

Institutional Service Class Shares
Issued	654	933	(a)	1,789	7,038
Reinvested	51	21	(a)	15	49
Redeemed	–	–		(2,560)	(7,049)

Total Institutional Service Class Shares	705	954	(a)	(756)	38

Institutional Class Shares
Issued	57,265	9,640,917	(b)	554,358	1,036,793
Reinvested	341,595	297,415	(b)	10,722	10,326
Redeemed	(889,617)	(10,393,368	)(b)	(899,005)	(1,471,642)

Total Institutional Class Shares	(490,757)	(455,036	)(b)	(333,925)	(424,523)

Total change in shares:	(527,620)	(723,853)		(370,261)	(414,954)

(a)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Formerly Class D shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

86

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$10.43	$0.35	$(0.12)	$0.23	$(0.14)	$(0.33)	$(0.47)	$–	$10.19
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	(0.32)	–	10.43
Period Ended October 31, 2012(g)	10.92	0.23	0.29	0.52	(0.18)	–	(0.18)	–	11.26
Class C Shares
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	(0.44)	–	10.10
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	(0.27)	–	10.37
Period Ended October 31, 2012(g)	10.92	0.17	0.31	0.48	(0.16)	–	(0.16)	–	11.24
Class R Shares
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	(0.47)	–	10.16
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	(0.30)	–	10.42
Period Ended October 31, 2012(g)	10.92	0.22	0.29	0.51	(0.16)	–	(0.16)	–	11.27
Institutional Service Class Shares
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	(0.48)	–	10.20
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	(0.32)	–	10.43
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	(0.45)	–	11.27
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	(0.87)	–	10.99
Period Ended October 31, 2010(i)	10.36	0.37	0.86	1.23	(0.15)	–	(0.15)	–	11.44
Institutional Class Shares
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	(0.49)	–	10.22
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	(0.34)	–	10.45
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	(0.47)	–	11.27
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	(0.89)	–	11.00
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	(0.15)	–	11.44

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

88

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

2.41%		$824	0.95%	3.52%	1.05%	57.03%
(4.64%)		1,807	0.95%	3.18%	1.03%	77.93%
4.87%		1,275	0.92%	3.14%	0.99%	62.96%

1.76	%(h)	598	1.70%	2.77%	1.80%	57.03%
(5.46	%)(h)	637	1.70%	2.39%	1.78%	77.93%
4.44%		393	1.67%	2.31%	1.74%	62.96%

2.14%		10	1.20%	3.25%	1.31%	57.03%
(5.04%)		10	1.20%	2.84%	1.28%	77.93%
4.76%		11	1.17%	2.97%	1.24%	62.96%

2.54	%(h)	11,377	0.94%	3.52%	1.04%	57.03%
(4.74%)		11,083	0.95%	3.09%	1.03%	77.93%
6.93%		12,449	0.93%	3.21%	0.97%	62.96%
3.75%		9,059	0.91%	3.57%	0.92%	71.15%
12.20%		1,654	0.65%	4.02%	0.80%	42.77%

2.72%		224,989	0.70%	3.77%	0.80%	57.03%
(4.40	%)(h)	232,639	0.70%	3.27%	0.78%	77.93%
7.07	%(h)	467,668	0.69%	3.46%	0.72%	62.96%
3.97%		646,246	0.66%	3.84%	0.67%	71.15%
15.55%		536,080	0.65%	3.88%	0.71%	42.77%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.

2014 Annual Report

89

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares(g)
Year Ended October 31, 2014	$10.69	$0.24	$0.22	$0.46	$(0.29)	$–	$(0.29)	$–	$10.86
Year Ended October 31, 2013	11.32	0.21	(0.33)	(0.12)	(0.21)	(0.30)	(0.51)	–	10.69
Year Ended October 31, 2012	10.94	0.26	0.47	0.73	(0.26)	(0.09)	(0.35)	–	11.32
Year Ended October 31, 2011	11.61	0.35	0.08	0.43	(0.39)	(0.71)	(1.10)	–	10.94
Period Ended October 31, 2010(h)	11.44	0.12	0.14	0.26	(0.09)	–	(0.09)	–	11.61
Year Ended July 31, 2010	10.99	0.41	0.43	0.84	(0.38)	(0.01)	(0.39)	–	11.44
Class C Shares(g)
Year Ended October 31, 2014	10.67	0.16	0.22	0.38	(0.21)	–	(0.21)	–	10.84
Year Ended October 31, 2013	11.31	0.14	(0.34)	(0.20)	(0.14)	(0.30)	(0.44)	–	10.67
Year Ended October 31, 2012	10.92	0.17	0.50	0.67	(0.19)	(0.09)	(0.28)	–	11.31
Year Ended October 31, 2011	11.57	0.25	0.12	0.37	(0.31)	(0.71)	(1.02)	–	10.92
Period Ended October 31, 2010(h)	11.42	0.09	0.13	0.22	(0.07)	–	(0.07)	–	11.57
Year Ended July 31, 2010	10.97	0.31	0.45	0.76	(0.30)	(0.01)	(0.31)	–	11.42
Institutional Service Class Shares(g)
Year Ended October 31, 2014	10.75	0.28	0.23	0.51	(0.32)	–	(0.32)	–	10.94
Year Ended October 31, 2013	11.39	0.25	(0.34)	(0.09)	(0.25)	(0.30)	(0.55)	–	10.75
Year Ended October 31, 2012	10.99	0.29	0.50	0.79	(0.30)	(0.09)	(0.39)	–	11.39
Year Ended October 31, 2011	11.61	0.39	0.12	0.51	(0.42)	(0.71)	(1.13)	–	10.99
Period Ended October 31, 2010(h)	11.47	0.13	0.12	0.25	(0.11)	–	(0.11)	–	11.61
Period Ended July 31, 2010(i)	11.40	0.02	0.07	0.09	(0.02)	–	(0.02)	–	11.47
Institutional Class Shares(g)
Year Ended October 31, 2014	10.75	0.28	0.21	0.49	(0.32)	–	(0.32)	–	10.92
Year Ended October 31, 2013	11.39	0.25	(0.34)	(0.09)	(0.25)	(0.30)	(0.55)	–	10.75
Year Ended October 31, 2012	11.00	0.30	0.48	0.78	(0.30)	(0.09)	(0.39)	–	11.39
Year Ended October 31, 2011	11.67	0.39	0.07	0.46	(0.42)	(0.71)	(1.13)	–	11.00
Period Ended October 31, 2010(h)	11.51	0.13	0.13	0.26	(0.10)	–	(0.10)	–	11.67
Year Ended July 31, 2010	11.05	0.41	0.47	0.88	(0.41)	(0.01)	(0.42)	–	11.51

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

90

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

4.36%	$3,597	0.77%	2.25%	1.00%	322.86%
(1.01%)	3,912	0.77%	1.97%	0.93%	313.91%
6.89%	4,409	0.78%	2.38%	0.88%	370.19%
4.24%	4,262	0.74%	3.24%	0.79%	377.38%
2.31%	2,985	0.72%	4.19%	0.72%	166.80%
7.81%	3,085	1.07%	3.38%	1.35%	84.40%

3.61%	2,537	1.50%	1.53%	1.73%	322.86%
(1.82%)	2,724	1.50%	1.24%	1.66%	313.91%
6.23%	2,918	1.50%	1.50%	1.61%	370.19%
3.56%	191	1.49%	2.37%	1.54%	377.38%
2.04%	17	1.47%	3.25%	1.47%	166.80%
7.03%	10	1.80%	2.78%	1.95%	84.40%

4.81%	7	0.50%	2.59%	0.72%	322.86%
(0.81%)	26	0.50%	2.25%	0.66%	313.91%
7.26%	26	0.50%	2.62%	0.60%	370.19%
4.55%	5	0.43%	3.58%	0.54%	377.38%
2.32%	1	0.39%	4.58%	0.39%	166.80%
0.79%	1	0.33%	3.31%	0.38%	84.40%

4.62%	5,911	0.50%	2.61%	0.72%	322.86%
(0.81%)	89,390	0.50%	2.25%	0.66%	313.91%
7.25%	102,907	0.50%	2.66%	0.60%	370.19%
4.49%	99,545	0.49%	3.53%	0.54%	377.38%
2.28%	182,775	0.47%	4.43%	0.47%	166.80%
8.12%	196,885	0.76%	3.64%	0.90%	84.40%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Information presented for the periods prior to July 12, 2010, reflects the Pacific Capital High Grade Core Fixed Income Fund.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

2014 Annual Report

91

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$9.54	$0.42	$0.11	$0.53	$(0.34)	$(0.34)	$9.73
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	(0.22)	9.54
Class C Shares
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	(0.26)	9.72
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	(0.15)	9.53
Class R Shares
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	(0.31)	9.73
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	(0.20)	9.54
Institutional Service Class Shares
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	(0.36)	9.74
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	(0.24)	9.55
Institutional Class Shares
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	(0.36)	9.73
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	(0.24)	9.54

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

92

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

5.64%		$10	1.15%	4.35%	1.85%	60.31%
(2.43%)		10	1.15%	3.58%	2.57%	55.26%

4.83	%(e)	10	1.89%	3.60%	2.60%	60.31%
(3.20	%)(e)	10	1.90%	2.83%	3.32%	55.26%

5.37%		10	1.40%	4.10%	2.10%	60.31%
(2.66%)		10	1.40%	3.34%	2.82%	55.26%

5.80	%(e)	10	0.90%	4.60%	1.60%	60.31%
(2.11	%)(e)	10	0.90%	3.83%	2.32%	55.26%

5.91%		31,173	0.90%	4.79%	1.60%	60.31%
(2.21%)		9,742	0.90%	3.81%	2.32%	55.26%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Annual Report

93

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$9.15	$0.50	$(0.82)	$(0.32)	$(0.10)	$–	$–	$(0.10)	$8.73
Year Ended October 31, 2013	9.65	0.44	(0.79)	(0.35)	(0.15)	–	–	(0.15)	9.15
Year Ended October 31, 2012	9.30	0.49	0.15	0.64	(0.05)	(0.10)	(0.14)	(0.29)	9.65
Period Ended October 31, 2011(g)	10.00	0.21	(0.77)	(0.56)	(0.07)	(0.03)	(0.04)	(0.14)	9.30
Class C Shares
Year Ended October 31, 2014	9.11	0.44	(0.83)	(0.39)	(0.09)	–	–	(0.09)	8.63
Year Ended October 31, 2013	9.63	0.37	(0.78)	(0.41)	(0.11)	–	–	(0.11)	9.11
Year Ended October 31, 2012	9.28	0.42	0.14	0.56	(0.01)	(0.10)	(0.10)	(0.21)	9.63
Period Ended October 31, 2011(g)	10.00	0.18	(0.77)	(0.59)	(0.06)	(0.03)	(0.04)	(0.13)	9.28
Class R Shares
Year Ended October 31, 2014	9.13	0.47	(0.84)	(0.37)	(0.09)	–	–	(0.09)	8.67
Year Ended October 31, 2013	9.64	0.40	(0.78)	(0.38)	(0.13)	–	–	(0.13)	9.13
Year Ended October 31, 2012	9.30	0.44	0.18	0.62	(0.04)	(0.10)	(0.14)	(0.28)	9.64
Period Ended October 31, 2011(g)	10.00	0.20	(0.77)	(0.57)	(0.06)	(0.03)	(0.04)	(0.13)	9.30
Institutional Service Class Shares
Year Ended October 31, 2014	9.17	0.53	(0.84)	(0.31)	(0.11)	–	–	(0.11)	8.75
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.30	0.51	0.15	0.66	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.22	(0.77)	(0.55)	(0.08)	(0.03)	(0.04)	(0.15)	9.30
Institutional Class Shares
Year Ended October 31, 2014	9.17	0.53	(0.84)	(0.31)	(0.11)	–	–	(0.11)	8.75
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.31	0.51	0.14	0.65	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.23	(0.77)	(0.54)	(0.08)	(0.03)	(0.04)	(0.15)	9.31

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

94

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(3.53%)		$148	1.19%	5.70%	1.65%	46.26%
(3.77%)		678	1.22%	4.61%	1.63%	86.05%
7.05%		528	1.17%	5.25%	2.10%	74.49%
(5.60%)		76	1.15%	4.50%	2.07%	34.36%

(4.28%)		204	1.90%	5.03%	2.37%	46.26%
(4.38%)		331	1.90%	3.88%	2.31%	86.05%
6.13%		274	1.90%	4.49%	2.83%	74.49%
(5.94%)		344	1.90%	3.80%	2.80%	34.36%

(4.04%)		2,443	1.65%	5.34%	2.11%	46.26%
(4.06%)		2,521	1.63%	4.26%	2.04%	86.05%
6.79%		1,292	1.65%	4.67%	2.58%	74.49%
(5.73%)		9	1.40%	4.11%	2.33%	34.36%

(3.36%)		9	0.90%	6.00%	1.37%	46.26%
(3.39%)		10	0.90%	4.87%	1.31%	86.05%
7.26%		10	0.90%	5.49%	1.83%	74.49%
(5.54%)		9	0.90%	4.60%	1.83%	34.36%

(3.36	%)(h)	28,229	0.90%	6.01%	1.37%	46.26%
(3.39	%)(h)	48,763	0.90%	4.91%	1.31%	86.05%
7.15	%(h)	28,411	0.90%	5.49%	1.83%	74.49%
(5.54%)		30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Annual Report

95

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$10.37	$0.24	$(0.23)	$0.01	$(0.26)	$(0.26)	$–	$10.12
Year Ended October 31, 2013	10.61	0.14	(0.38)	(0.24)	–	–	–	10.37
Year Ended October 31, 2012	10.50	0.17	0.19	0.36	(0.25)	(0.25)	–	10.61
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	–	10.89
Class C Shares
Year Ended October 31, 2014	10.23	0.16	(0.23)	(0.07)	(0.09)	(0.09)	–	10.07
Year Ended October 31, 2013	10.55	0.06	(0.38)	(0.32)	–	–	–	10.23
Year Ended October 31, 2012	10.44	0.09	0.21	0.30	(0.19)	(0.19)	–	10.55
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	–	10.84
Institutional Service Class Shares
Year Ended October 31, 2014	10.39	0.25	(0.24)	0.01	(0.28)	(0.28)	–	10.12
Year Ended October 31, 2013	10.62	0.15	(0.38)	(0.23)	–	–	–	10.39
Year Ended October 31, 2012	10.51	0.18	0.19	0.37	(0.26)	(0.26)	–	10.62
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	–	10.90
Institutional Class Shares
Year Ended October 31, 2014	10.43	0.27	(0.24)	0.03	(0.31)	(0.31)	–	10.15
Year Ended October 31, 2013	10.64	0.17	(0.38)	(0.21)	–	–	–	10.43
Year Ended October 31, 2012	10.52	0.17	0.23	0.40	(0.28)	(0.28)	–	10.64
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	–	10.91

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

96

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

0.05	%(e)	$1,183	1.10%	2.27%	1.71%	183.14%
(2.26%)		1,888	1.16%	1.32%	1.64%	208.61%
3.56%		2,781	1.21%	1.61%	1.51%	135.98%
1.34%		3,172	1.22%	2.13%	1.38%	199.69%
7.53%		4,053	1.20%	2.22%	1.69%	256.30%

(0.70%)		378	1.85%	1.54%	2.46%	183.14%
(3.03%)		518	1.89%	0.59%	2.37%	208.61%
2.90%		967	1.95%	0.86%	2.25%	135.98%
0.51%		1,060	1.95%	1.38%	2.11%	199.69%
6.76%		1,237	1.95%	1.44%	2.45%	256.30%

0.07%		16,724	1.01%	2.39%	1.62%	183.14%
(2.17%)		19,547	1.05%	1.44%	1.53%	208.61%
3.64%		25,168	1.13%	1.69%	1.42%	135.98%
1.58%		31,156	0.99%	2.33%	1.31%	199.69%
7.66%		36,649	0.95%	2.47%	1.44%	256.30%

0.25%		2,717	0.85%	2.63%	1.46%	183.14%
(1.97%)		1,556	0.87%	1.65%	1.37%	208.61%
3.93%		850	0.95%	1.68%	1.25%	135.98%
1.60%		38	0.95%	2.35%	1.11%	199.69%
7.64%		26	0.95%	2.29%	1.47%	256.30%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2014 Annual Report

97

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen High Yield Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$10.38	$0.60	$(0.44)	$0.16	$(0.61)	$(0.73)	$(1.34)	$9.20
Year Ended October 31, 2013	10.16	0.66	0.33	0.99	(0.66)	(0.11)	(0.77)	10.38
Period Ended October 31, 2012(g)	10.00	0.49	0.12	0.61	(0.45)	–	(0.45)	10.16
Class C Shares
Year Ended October 31, 2014	10.38	0.53	(0.44)	0.09	(0.55)	(0.73)	(1.28)	9.19
Year Ended October 31, 2013	10.15	0.57	0.36	0.93	(0.59)	(0.11)	(0.70)	10.38
Period Ended October 31, 2012(g)	10.00	0.43	0.13	0.56	(0.41)	–	(0.41)	10.15
Class R Shares
Year Ended October 31, 2014	10.39	0.58	(0.45)	0.13	(0.59)	(0.73)	(1.32)	9.20
Year Ended October 31, 2013	10.17	0.63	0.34	0.97	(0.64)	(0.11)	(0.75)	10.39
Period Ended October 31, 2012(g)	10.00	0.46	0.14	0.60	(0.43)	–	(0.43)	10.17
Institutional Service Class Shares
Year Ended October 31, 2014	10.39	0.63	(0.44)	0.19	(0.64)	(0.73)	(1.37)	9.21
Year Ended October 31, 2013	10.16	0.68	0.36	1.04	(0.70)	(0.11)	(0.81)	10.39
Period Ended October 31, 2012(g)	10.00	0.49	0.14	0.63	(0.47)	–	(0.47)	10.16
Institutional Class Shares
Year Ended October 31, 2014	10.39	0.62	(0.43)	0.19	(0.64)	(0.73)	(1.37)	9.21
Year Ended October 31, 2013	10.16	0.68	0.36	1.04	(0.70)	(0.11)	(0.81)	10.39
Period Ended October 31, 2012(g)	10.00	0.50	0.13	0.63	(0.47)	–	(0.47)	10.16

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

98

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen High Yield Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

1.65%	$389	1.09%	6.15%	2.16%	74.39%
10.01%	170	1.15%	6.37%	1.97%	130.94%
6.28%	71	1.05%	7.30%	2.09%	80.40%

0.83%	123	1.80%	5.45%	2.87%	74.39%
9.44%	144	1.80%	5.58%	2.62%	130.94%
5.71%	57	1.80%	6.35%	2.84%	80.40%

1.33%	18	1.30%	5.92%	2.38%	74.39%
9.86%	12	1.30%	6.06%	2.12%	130.94%
6.20%	11	1.30%	6.83%	2.34%	80.40%

1.92%	12	0.80%	6.44%	1.87%	74.39%
10.54%	12	0.80%	6.57%	1.62%	130.94%
6.45%	11	0.80%	7.33%	1.84%	80.40%

1.92%	9,243	0.80%	6.39%	1.88%	74.39%
10.54%	12,127	0.80%	6.57%	1.62%	130.94%
6.45%	16,907	0.80%	7.40%	1.84%	80.40%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

2014 Annual Report

99

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$10.24	$0.32	$0.29	$0.61	$(0.32)	$(0.15)	$(0.47)	$10.38
Year Ended October 31, 2013	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	(0.41)	10.24
Year Ended October 31, 2012	10.32	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	10.86
Year Ended October 31, 2011	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	(0.37)	10.32
Year Ended October 31, 2010	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Class C Shares
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	(0.39)	10.37
Year Ended October 31, 2013	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	(0.33)	10.23
Year Ended October 31, 2012	10.31	0.26	0.55	0.81	(0.26)	(0.01)	(0.27)	10.85
Year Ended October 31, 2011	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	(0.29)	10.31
Year Ended October 31, 2010	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Class R Shares
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	(0.45)	10.40
Period Ended October 31, 2013(g)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	(0.20)	10.25
Institutional Service Class Shares
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Period Ended October 31, 2013(g)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	(0.23)	10.25
Institutional Class Shares(h)
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Year Ended October 31, 2013	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	(0.44)	10.25
Year Ended October 31, 2012	10.33	0.37	0.55	0.92	(0.37)	(0.01)	(0.38)	10.87
Year Ended October 31, 2011	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	(0.39)	10.33
Year Ended October 31, 2010	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

100

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

6.12%	$9,379	0.87%	3.14%	1.00%	5.58%
(1.93%)	9,477	0.88%	3.07%	0.98%	6.11%
8.74%	11,416	0.94%	3.18%	0.94%	13.27%
3.20%	10,200	0.94%	3.44%	0.94%	11.48%
6.64%	9,879	0.93%	3.43%	0.94%	15.29%

5.34%	643	1.62%	2.39%	1.75%	5.58%
(2.66%)	788	1.62%	2.31%	1.73%	6.11%
7.95%	2,410	1.68%	2.43%	1.68%	13.27%
2.64%	2,069	1.68%	2.69%	1.68%	11.48%
5.77%	2,854	1.68%	2.70%	1.69%	15.29%

5.96%	10	1.12%	2.89%	1.25%	5.58%
(2.53%)	10	1.12%	2.82%	1.27%	6.11%

6.49%	17	0.62%	3.39%	0.75%	5.58%
(2.19%)	10	0.62%	3.32%	0.77%	6.11%

6.49%	89,924	0.62%	3.38%	0.75%	5.58%
(1.67%)	93,692	0.62%	3.32%	0.72%	6.11%
9.02%	104,318	0.68%	3.43%	0.68%	13.27%
3.57%	102,304	0.68%	3.69%	0.68%	11.48%
6.91%	110,180	0.68%	3.68%	0.69%	15.29%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(h)	Formerly Class D shares.

2014 Annual Report

101

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2014	$9.98	$0.03	$(0.01)	$0.02	$(0.03)	$(0.02)	$(0.05)	$9.95
Year Ended October 31, 2013	10.09	0.04	(0.03)	0.01	(0.04)	(0.08)	(0.12)	9.98
Period Ended October 31, 2012(g)	10.00	0.05	0.09	0.14	(0.04)	(0.01)	(0.05)	10.09
Institutional Service Class Shares
Year Ended October 31, 2014	9.97	0.05	(0.02)	0.03	(0.06)	(0.02)	(0.08)	9.92
Year Ended October 31, 2013	10.07	0.07	(0.02)	0.05	(0.07)	(0.08)	(0.15)	9.97
Period Ended October 31, 2012(h)	10.00	0.06	0.07	0.13	(0.06)	–	(0.06)	10.07
Institutional Class Shares
Year Ended October 31, 2014	9.97	0.05	(0.02)	0.03	(0.06)	(0.02)	(0.08)	9.92
Year Ended October 31, 2013	10.08	0.07	(0.03)	0.04	(0.07)	(0.08)	(0.15)	9.97
Year Ended October 31, 2012	10.00	0.07	0.09	0.16	(0.07)	(0.01)	(0.08)	10.08
Period Ended October 31, 2011(j)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2014

102

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Asset (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.22%		$110	0.65%	0.30%	1.38%	81.59%
0.16%		466	0.65%	0.44%	1.25%	93.60%
1.40%		374	0.65%	0.51%	1.05%	166.04%

0.27%		19	0.40%	0.55%	1.13%	81.59%
0.51%		26	0.40%	0.71%	1.00%	93.60%
1.28	%(i)	26	0.40%	0.75%	0.80%	166.04%

0.27%		10,130	0.40%	0.54%	1.13%	81.59%
0.41	%(i)	13,509	0.40%	0.69%	1.00%	93.60%
1.60	%(i)	17,927	0.40%	0.72%	0.80%	166.04%
0.54%		35,173	0.40%	0.52%	0.74%	166.41%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 22, 2011 (commencement of operations) through October 31, 2012.
(h)	For the period from January 20, 2012 (commencement of operations) through October 31, 2012.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.

2014 Annual Report

103

Notes to Financial Statements

October 31, 2014

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2014, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2014, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eight (8) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen High Yield Fund (“High Yield Fund”, formerly the “Aberdeen U.S. High Yield Bond Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the close of regular trading on the New York Stock Exchange), the security is valued at fair value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Trust’s Board of Trustees. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

Annual Report 2014

104

Notes to Financial Statements (continued)

October 31, 2014

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Funds’ investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Asia Bond Fund
Investments in Securities
Corporate Bonds	–	67,402,460	–	67,402,460
Government Bonds	–	98,100,439	–	98,100,439
Government Agencies	–	31,464,820	–	31,464,820
Sovereign Agency	–	5,320,775	–	5,320,775
Repurchase Agreement	–	26,031,771	–	26,031,771
Assets
Futures Contracts	1,234	–	–	1,234
Forward Foreign Currency Exchange Contracts	–	1,797,110	–	1,797,110
Other Financial Instruments
Liabilities
Futures Contracts	(87,295)	–	–	(87,295)
Forward Foreign Currency Exchange Contracts	–	(1,523,448)	–	(1,523,448)

	(86,061)	228,593,927	–	228,507,866

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Core Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	679,336	–	679,336
Commercial Mortgage-Backed Securities	–	1,610,669	–	1,610,669
Residential Mortgage-Backed Securities	–	2,632,875	–	2,632,875
Corporate Bonds	–	2,917,962	–	2,917,962
Municipal Bonds	–	230,322	–	230,322
U.S. Treasuries	–	3,826,795	–	3,826,795
Repurchase Agreement	–	200,000	–	200,000

2014 Annual Report

105

Notes to Financial Statements (continued)

October 31, 2014

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Core Fixed Income Fund (continued)
Other Financial Instruments
Liabilities
Futures Contracts	(3,527)	–	–	(3,527)

	(3,527)	12,097,959	–	12,094,432

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	5,537,180	–	5,537,180
Government Bonds	–	22,248,148	–	22,248,148
Government Agencies	–	2,385,897	–	2,385,897
Repurchase Agreement	–	519,000	–	519,000
Assets
Forward Foreign Currency Exchange Contracts	–	125,334	–	125,334
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(38,969)	–	(38,969)

	–	30,776,590	–	30,776,590

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Emerging Markets Debt Local Currency Fund
Investments in Securities
Corporate Bonds	–	3,119,781	–	3,119,781
Government Bonds	–	23,238,917	–	23,238,917
Government Agencies	–	3,218,134	–	3,218,134
Repurchase Agreement	–	366,408	–	366,408
Assets
Forward Foreign Currency Exchange Contracts	–	149,224	–	149,224
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(191,707)	–	(191,707)

	–	29,900,757	–	29,900,757

Annual Report 2014

106

Notes to Financial Statements (continued)

October 31, 2014

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	101,990	–	101,990
Commercial Mortgage-Backed Securities	–	543,044	–	543,044
Residential Mortgage-Backed Securities	–	1,801,832	–	1,801,832
Corporate Bonds	–	9,799,826	–	9,799,826
Municipal Bonds	–	134,199	–	134,199
Government Bonds	–	7,329,389	–	7,329,389
U.S. Treasuries	–	241,365	–	241,365
Repurchase Agreement	–	520,000	–	520,000
Assets
Futures Contracts	16,899	–	–	16,899
Forward Foreign Currency Exchange Contracts	–	26,370	–	26,370
Other Financial Instruments
Liabilities
Futures Contracts	(40,131)	–	–	(40,131)
Forward Foreign Currency Exchange Contracts	–	(70,251)	–	(70,251)

	(23,232)	20,427,764	–	20,404,532

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen High Yield Fund
Investments in Securities
Corporate Bonds	–	8,745,678	–	8,745,678
Repurchase Agreement	–	2,049,000	–	2,049,000
Assets
Forward Foreign Currency Exchange Contracts	–	620	–	620
Other Financial Instruments
Liabilities
Credit Default Swaps	–	(5,279)	–	(5,279)

	–	10,790,019	–	10,790,019

2014 Annual Report

107

Notes to Financial Statements (continued)

October 31, 2014

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	98,444,638	–	98,444,638
Repurchase Agreement	–	390,000	–	390,000

	–	98,834,638	–	98,834,638

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	630,515	–	630,515
Corporate Bonds	–	8,248,360	–	8,248,360
U.S. Agencies	–	959,971	–	959,971
U.S. Treasuries	–	307,469	–	307,469
Other Financial Instruments
Liabilities
Futures Contracts	(2,074)	–	–	(2,074)

	(2,074)	10,146,315	–	10,144,241

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2014, there were no transfers between Levels.

For the year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

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Notes to Financial Statements (continued)

October 31, 2014

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

e.	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

During the year, futures contracts were used to manage interest rate risk and raise the efficiency of one or more Funds. The Asia Bond Fund used futures contracts specifically to manage interest rate risk in Korea as well as to hedge duration risk with respect to the U.S. Dollar credit portfolio.

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Notes to Financial Statements (continued)

October 31, 2014

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. To the extent a Fund engages in transactions under these agreements, it is subject to counterparty risk, which is described with respect to swaps both above and below.

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps entered into by a Fund after June 10, 2013 can no longer be traded over-the-counter and became subject to various regulations and rules of the CFTC. Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty. A Fund must also segregate liquid assets to “cover” its obligations under the swap.

Credit Default Swaps

A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding

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Notes to Financial Statements (continued)

October 31, 2014

paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. During the year, credit default swaps were used in the High Yield Fund to adjust its exposure to the high yield bond sector and/or sell/buy protection on the credit risk of individual issuers. Credit default swaps were also used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through the valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

During the year, there was no interest rate swap activity.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2014:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Unrealized appreciation on futures contracts	Unrealized depreciation on futures contracts
	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Risk	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2014:

		Asset Derivatives
Funds	Total Value at 10/31/2014	Credit Default Swaps (credit risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (interest rate risk)*
Asia Bond Fund	$1,798,344	$–	$1,797,110	$1,234
Core Fixed Income Fund	–	–	–	–
Emerging Markets Debt Fund	125,334	–	125,334	–
Emerging Markets Debt Local Currency Fund	149,224	–	149,224	–
Global Fixed Income Fund	43,269	–	26,370	16,899
High Yield Fund	620	–	620	–
Ultra-Short Duration Bond Fund	–	–	–	–

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Notes to Financial Statements (continued)

October 31, 2014

		Liability Derivatives
Funds	Total Value at 10/31/2014	Credit Default Swaps (credit risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (interest rate risk)*
Asia Bond Fund	$1,610,743	$–	$1,523,448	$87,295
Core Fixed Income Fund	3,527	–	–	3,527
Emerging Markets Debt Fund	38,969	–	38,969	–
Emerging Markets Debt Local Currency Fund	191,707	–	191,707	–
Global Fixed Income Fund	110,382	–	70,251	40,131
High Yield Fund	5,279	5,279	–	–
Ultra-Short Duration Bond Fund	2,074	–	–	2,074

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets and Liabilities					Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
	Assets				Liabilities
Asia Bond Fund
Forward foreign currency (2)
Credit Suisse	215,308	(44,693)	–	170,615	44,693	(44,693)	–	–
Deutsche Bank	34,405	(34,405)	–	–	99,928	(34,405)	–	65,523
Goldman Sachs	197,279	(197,279)	–	–	718,177	(197,279)	–	520,898
HSBC	–	–	–	–	5,563	–	–	5,563
Royal Bank of Canada	259,945	–	–	259,945	–	–	–	–
Standard Chartered Bank	–	–	–	–	4,451	–	–	4,451
State Street	569,095	(569,095)	–	–	640,534	(569,095)	–	71,439
UBS	521,078	(10,102)	–	510,976	10,102	(10,102)	–	–
Futures (2)
UBS	1,234	(1,234)	–	–	87,295	(1,234)	(86,061)	–
Core Fixed Income
Futures (2)
UBS	–	–	–	–	3,527	–	(3,527)	–

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112

Notes to Financial Statements (continued)

October 31, 2014

	Gross Amounts Not Offset in Statement of Assets and Liabilities					Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount
	Assets				Liabilities
Emerging Markets Debt Fund
Forward foreign currency (2)
Barclays Bank	5,709	–	–	5,709	–	–	–	–
Citibank	15,493	(2,129)	–	13,364	2,129	(2,129)	–	–
Goldman Sachs	–	–	–	–	16,762	–	–	16,762
HSBC	–	–	–	–	610	–	–	610
JPMorgan Chase	101,430	(19,468)	–	81,962	19,468	(19,468)	–	–
UBS	2,702	–	–	2,702	–	–	–	–
Emerging Markets Debt Local Currency Fund
Forward foreign currency (2)
Barclays Bank	4,556	(4,556)	–	–	43,569	(4,556)	–	39,013
Citibank	11,207	(11,207)	–	–	52,035	(11,207)	–	40,828
Goldman Sachs	4,914	(4,914)	–	–	31,351	(4,914)	–	26,437
HSBC	10,284	(10,284)	–	–	34,146	(10,284)	–	23,862
JPMorgan Chase	96,983	(8,343)	–	88,640	8,343	(8,343)	–	–
UBS	21,280	(21,280)	–	–	22,263	(21,280)	–	983
Global Fixed Income Fund
Forward foreign currency (2)
Barclays Bank	594	(594)	–	–	47,634	(594)	–	47,040
Citibank	7,222	(706)	–	6,516	706	(706)	–	–
Deutsche Bank	13,776	(1,309)	–	12,467	1,309	(1,309)	–	–
Goldman Sachs	2,536	(2,536)	–	–	18,291	(2,536)	–	15,755
JPMorgan Chase	–	–	–	–	875	–	–	875
Royal Bank of Canada	1,919	–	–	1,919	–	–	–	–
UBS	323	(323)	–	–	1,436	(323)	–	1,113
Futures (2)
UBS	16,899	(16,899)	–	–	40,131	(16,899)	(23,232)	–
High Yield Fund
Forward foreign currency (2)
UBS	620	–	–	620	–	–	–	–
Credit Default Swaps (2)
Deutsche Bank	–	–	–	–	5,279	–	–	5,279
Ultra-Short Duration Bond Fund
Futures (2)
UBS	–	–	–	–	2,074	–	(2,074)	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards and futures) which are not subject to master netting arrangement, or other another similar arrangement.

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Notes to Financial Statements (continued)

October 31, 2014

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/depreciation on derivatives in the Statement of Operations for the year ended October 31, 2014:

Location on the Statement of Operations Derivative Instrument Risk Type
Interest Rate Risk	Realized gain/(loss) on future contracts transactions Net change in unrealized appreciation/depreciation on futures contracts
Foreign Exchange Risk	Realized gain/(loss) on foreign currency transactions Net change in unrealized appreciation/depreciation on foreign currency transactions
Credit Risk	Realized gain/(loss) on swap contracts Net change in unrealized appreciation/depreciation on swap contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
	Total	Credit Default Swaps (credit risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (interest rate risk)*
Asia Bond Fund	$(3,279,717)	$–	$(1,291,940)	$(1,987,777)
Core Fixed Income Fund	34,203	–	–	34,203
Emerging Markets Debt Fund	25,286	–	25,286	–
Emerging Markets Debt Local Currency Fund	259,106	–	259,106	–
Global Fixed Income Fund	13,010	–	44,562	(31,552)
High Yield Fund	(37,290)	(43,291)	6,001	–
Ultra-Short Duration Bond Fund	(9,488)	–	–	(9,488)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations
	Total	Credit Default Swaps (credit risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (interest rate risk)*
Asia Bond Fund	$1,413,988	$–	$529,899	$884,089
Core Fixed Income Fund	9,277	–	–	9,277
Emerging Markets Debt Fund	99,007	–	99,007	–
Emerging Markets Debt Local Currency Fund	(304,037)	–	(304,037)	–
Global Fixed Income Fund	(64,018)	–	(59,655)	(4,363)
High Yield Fund	31,825	31,634	191	–
Ultra-Short Duration Bond Fund	(2,074)	–	–	(2,074)

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Notes to Financial Statements (continued)

October 31, 2014

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2014. The table below summarizes the weighted average values of derivatives holdings by fund during the year ended October 31, 2014.

Fund	Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)	Swap contracts (Average Notional Value)
Asia Bond Fund	$189,247,498	$(35,708,333)	$ –
Core Fixed Income Fund	–	(1,425,000)	–
Emerging Markets Debt Fund	4,270,516	–	–
Emerging Markets Debt Local Currency Fund	20,916,532	–	–
Global Fixed Income Fund	6,548,125	(1,375,493)	–
High Yield Fund	320,212	–	433,333
Ultra-Short Duration Bond Fund	–	(1,241,667)	–

f.	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

g.	Mortgage Dollar Rolls

Certain Funds may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities.

Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

h.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

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October 31, 2014

i.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared and paid monthly for the High Yield Fund. Distributions from net investment income are declared daily and paid monthly for the Core Fixed Income Fund, the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

j.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Core Fixed Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
High Yield Fund	Up to $500 million	0.600%
	$500 million and more	0.550%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the

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Notes to Financial Statements (continued)

October 31, 2014

subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the year ended October 31, 2014, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia Bond Fund	AAMAL	$699,870
Emerging Markets Debt Fund	AAML	98,139
Emerging Markets Debt Local Currency Fund	AAML	219,209
Global Fixed Income Fund	AAML	85,539

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. This contract is in effect at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

Fund	Limit
Asia Bond Fund	0.70%
Core Fixed Income Fund	0.50%
Emerging Markets Debt Fund	0.90%
Emerging Markets Debt Local Currency Fund	0.90%
Global Fixed Income Fund	0.85%
High Yield Fund	0.80%
Tax-Free Income Fund	0.62%
Ultra-Short Duration Bond Fund	0.40%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (July 20, 2011 for the Asia Bond Fund and December 1, 2011 for the Core Fixed Income Fund and Ultra-Short Duration Bond Fund) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

For fees waived after March 1, 2011, no reimbursement will be made for fees waived prior to March 1, 2011 (July 20, 2011 for the Asia Bond Fund and December 1, 2011 for the Core Fixed Income Fund and Ultra-Short Duration Bond Fund) unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

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Notes to Financial Statements (continued)

October 31, 2014

As of October 31, 2014, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Total*
Asia Bond Fund	$202,438	$329,370	$205,651	$737,459
Core Fixed Income Fund	105,988	159,461	156,627	422,076
Emerging Markets Debt Fund	–	141,054	141,808	282,862
Emerging Markets Debt Local Currency Fund	269,869	188,513	196,473	654,855
Global Fixed Income Fund	96,679	128,477	133,386	358,542
High Yield Fund	101,197	140,020	118,215	359,432
Tax-Free Income Fund	–	111,413	134,346	245,759
Ultra-Short Duration Bond Fund	133,723	93,213	98,801	325,737

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2014, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

c.	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Core Fixed Income Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%
High Yield Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

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Notes to Financial Statements (continued)

October 31, 2014

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00%, (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2014, AFD retained commissions of $2,830 from front-end sales charges of Class A shares and $866 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2014 was as follows:

Fund	Amount
Asia Bond Fund	$25,578
Core Fixed Income Fund	696
Emerging Markets Debt Fund	–
Emerging Markets Debt Local Currency Fund	5,831
Global Fixed Income Fund	29,532
High Yield Fund	93
Tax-Free Income Fund	59
Ultra-Short Duration Bond Fund	–

Amounts listed as “–” are $0 or round to $0.

4. Short-Term Trading Fees

Prior to February 28, 2014, the Funds, except the Ultra-Short Duration Bond Fund, assessed a 2.00% redemption fee on all classes of shares that were sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Fixed Income Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the High Yield Fund, within 30 calendar days for the Asia Bond Fund and the Global Fixed Income Fund and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, was paid directly to the applicable Fund and was designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee did not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that could not implement the redemption fee. The fee did not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2014, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$1	$–	$–	$3	$68
Core Fixed Income Fund	–	–	–	–	–
Emerging Markets Debt Fund	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–
Global Fixed Income Fund	1	–	–	10	1
High Yield Fund	–	–	–	–	–
Tax-Free Income Fund	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

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Notes to Financial Statements (continued)

October 31, 2014

For the year ended October 31, 2013, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$178	$24	$–	$–	$519	$12,699
Core Fixed Income Fund	100	69	–	–	1	2,308
Emerging Markets Debt Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–
Global Fixed Income Fund	–	–	–	–	3	–
High Yield Fund	–	–	–	–	–	–
Tax-Free Income Fund	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2014, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$116,802,266	$139,719,693
Core Fixed Income Fund	216,293,124	296,507,222
Emerging Markets Debt Fund	34,182,177	12,088,729
Emerging Markets Debt Local Currency Fund	17,791,612	30,751,010
Global Fixed Income Fund	39,037,136	40,809,508
High Yield Fund	7,961,984	10,736,451
Tax-Free Income Fund	5,755,982	5,530,525
Ultra-Short Duration Bond Fund	9,698,071	11,288,262

6. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

d.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

e.	Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

f.	Country/Regional Focus Risk

Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

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October 31, 2014

g.	Derivatives Risk (including Options, Futures and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

h.	Emerging Markets Risk

A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

i.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China and Hong Kong subjects a Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

j.	Foreign Government Securities Risk

Debt securities issued by foreign governments are often supported by the full faith and credit of the foreign governments. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The issuer of foreign government securities may be unwilling or unable to pay interest or repay principal when due. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by a number of political, economic, financial and other factors. A Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

k.	High-Yield Bonds and Other Lower-Rated Securities

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

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Notes to Financial Statements (continued)

October 31, 2014

l.	Illiquid Securities

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

m.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

On September 20, 2014, 3,873,690 shares were redeemed from the Core Fixed Income Fund, representing 75% of the total net assets of the Fund.

n.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

o.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

p.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

q.	Non-Diversified Fund Risk

Because Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund and Aberdeen Emerging Markets Debt Local Currency Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

r.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

s.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

t.	Securities Selection Risk

The investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

u.	Valuation Risk

The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

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Notes to Financial Statements (continued)

October 31, 2014

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$233,428,367	$3,913,690	$(9,021,792)	$(5,108,102)
Core Fixed Income Fund	11,997,263	149,435	(48,739)	100,696
Emerging Markets Debt Fund	31,052,806	553,435	(916,016)	(362,581)
Emerging Markets Debt Local Currency Fund	33,899,963	146,105	(4,102,828)	(3,956,723)
Global Fixed Income Fund	21,082,176	397,360	(1,007,891)	(610,531)
High Yield Fund	11,252,084	170,397	(627,803)	(457,406)
Tax-Free Income Fund	90,164,780	8,874,238	(204,380)	8,669,858
Ultra-Short Duration Bond Fund	10,122,328	27,979	(3,992)	23,987

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$3,629,669	$7,276,146	$10,905,815	$–	$–	$10,905,815
Core Fixed Income Fund	2,150,532	–	2,150,532	–	–	2,150,532
Emerging Markets Debt Fund	719,763	–	719,763	–	–	719,763
Emerging Markets Debt Local Currency Fund	622,559	–	622,559	–	–	622,559
Global Fixed Income Fund	581,242	–	581,242	–	–	581,242
High Yield Fund	1,303,213	194,979	1,498,192	–	–	1,498,192
Tax-Free Income Fund	48,781	1,477,743	1,526,524	3,346,952	–	4,873,476
Ultra-Short Duration Bond Fund	85,235	21,532	106,767	–	–	106,767

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Notes to Financial Statements (continued)

October 31, 2014

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$11,345,609	$2,964,437	$14,310,046	$–	$–	$14,310,046
Core Fixed Income Fund	4,041,980	1,031,019	5,072,999	–	–	5,072,999
Emerging Markets Debt Fund	245,635	–	245,635	–	–	245,635
Emerging Markets Debt Local Currency Fund	687,206	–	687,206	–	–	687,206
Global Fixed Income Fund	–	–	–	–	–	–
High Yield Fund	1,299,350	–	1,299,350	–	–	1,299,350
Tax-Free Income Fund	14,114	1,019,964	1,034,078	3,633,580	–	4,667,658
Ultra-Short Duration Bond Fund	205,163	31,120	236,283	–	–	236,283

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Fund	$–	$2,305,516	$–	$2,305,516	$–	$–	$(1,411,053)	$(2,395,856)	$(5,639,910)	$(7,141,303)
Core Fixed Income Fund	–	212,358	206,674	419,032	–	–	–	–	100,695	519,727
Emerging Markets Debt Fund	–	338,817	–	338,817	–	–	(3,507)	(156,680)	(368,552)	(189,922)
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	(492,454)	(1,494,503)	(4,080,380)	(6,067,337)
Global Fixed Income Fund	–	199,462	–	199,462	–	–	(84,785)	(193,901)	(620,168)	(699,392)
High Yield Fund	–	17,017	–	17,017	–	–	–	(105,408)	(457,475)	(545,866)
Tax-Free Income Fund	–	91,541	231,719	323,260	–	–	(45,944)	–	8,669,858	8,947,174
Ultra-Short Duration Bond Fund	–	1,556	–	1,556	–	–	(906)	(3,462)	23,844	21,032

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2014, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

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Notes to Financial Statements (continued)

October 31, 2014

Fund	Amount	Expires
Asia Bond Fund	$1,091,715	Unlimited (Short-Term)
Asia Bond Fund	$1,304,141	Unlimited (Long-Term)
Emerging Markets Debt Fund	33,477	Unlimited (Short-Term)
Emerging Markets Debt Fund	123,203	Unlimited (Long-Term)
Emerging Markets Debt Local Currency Fund	830,187	Unlimited (Short-Term)
Emerging Markets Debt Local Currency Fund .	664,316	Unlimited (Long-Term)
Global Fixed Income Fund	193,901	2015 (Short-Term)
High Yield Bond Fund	94,223	Unlimited (Short-Term)
High Yield Bond Fund	11,185	Unlimited (Long-Term)
Ultra-Short Duration Bond Fund	100	Unlimited (Short-Term)
Ultra-Short Duration Bond Fund	3,362	Unlimited (Long-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions, foreign capital gains taxes, paydown gain/(loss), and redesignation of distributions. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia Bond Fund	$–	$(5,134,023)	$5,134,023
Core Fixed Income Fund	–	141,952	(141,952)
Emerging Markets Debt Fund	–	(96,968)	96,968
Emerging Markets Debt Local Currency Fund	(83,388)	(2,110,480)	2,193,868
Global Fixed Income Fund	–	80,543	(80,543)
High Yield Fund	–	3,345	(3,345)
Tax-Free Income Fund	–	19,937	(19,937)
Ultra-Short Duration Bond Fund	–	775	(775)

9. Significant Shareholders

As of October 31, 2014, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	76.7%	3
Core Fixed Income Fund	56.7	4
Emerging Markets Debt Fund	99.8	3
Emerging Markets Debt Local Currency Fund	91.8	4
Global Fixed Income Fund	55.0	3
High Yield Fund	89.2	3
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	95.8	1

Amounts listed as “–” are $0 or round to $0.

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125

Notes to Financial Statements (concluded)

October 31, 2014

10. Line of Credit

Effective August 15, 2014, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes. The amount of the Credit Facility was $400,000,000 for the period ended October 31, 2014.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate (“LIBOR”) as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. As of October 31, 2014, the Funds had no borrowings outstanding under the Credit Facility.

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

12. Subsequent Events

On December 10, 2014, considering the small size of the fund and other relevant considerations, the Board of Trustees of Aberdeen Funds (the “Trust”) approved a Plan of Liquidation for the Aberdeen Core Fixed Income Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about February 12, 2015 (the “Liquidation Date”). Shareholder approval of the Liquidation is not required. Please refer to the supplement to the Fund’s prospectus and statement of additional information dated December 12, 2014 for more detail.

Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. Liquidation basis of accounting requires the Fund to record assets and liabilities at values expected to be achieved in liquidation. A change to the liquidation basis of accounting would not have a material effect on the Fund’s carrying value of assets and liabilities nor its operations. There were no adjustments necessary to the financial statements, which are prepared on a going-concern basis, to conform to a liquidation basis of accounting.

As disclosed in Note 3, the Trust and Aberdeen have entered into an Expense Limitation Agreement limiting operating expenses for all classes of the Funds. On December 10, 2014, the Board approved lowering the expense limitation for the Ultra-Short Duration Bond Fund from 0.40% to 0.30%. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The lower expense cap will go into effect on February 28, 2015 and will remain in effect at least through the end of February 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments other than those described above were required to the Financial Statements as of October 31, 2014.

Annual Report 2014

126

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2014 and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2014	Actual Ending Account Value, October 31, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Fund	Class A	$1,000.00	$1,019.00	$1,020.47	$4.78	$4.79	0.94%
	Class C	1,000.00	1,016.10	1,016.64	8.64	8.64	1.70%
	Class R	1,000.00	1,018.00	1,019.21	6.05	6.06	1.19%
	Institutional Service Class	1,000.00	1,019.00	1,020.52	4.73	4.74	0.93%
	Institutional Class	1,000.00	1,021.00	1,021.68	3.57	3.57	0.70%
Aberdeen Core Fixed Income Fund	Class A	1,000.00	1,020.50	1,021.32	3.92	3.92	0.77%
	Class C	1,000.00	1,016.80	1,017.64	7.63	7.63	1.50%
	Institutional Service Class	1,000.00	1,022.60	1,022.69	2.55	2.55	0.50%
	Institutional Class	1,000.00	1,020.80	1,022.69	2.55	2.55	0.50%
Aberdeen Emerging Markets Debt Fund	Class A	1,000.00	1,029.60	1,019.46	5.83	5.80	1.14%
	Class C	1,000.00	1,025.30	1,015.68	9.65	9.60	1.89%
	Class R	1,000.00	1,029.10	1,018.20	7.11	7.07	1.39%
	Institutional Service Class	1,000.00	1,030.80	1,020.72	4.56	4.53	0.89%
	Institutional Class	1,000.00	1,031.90	1,020.67	4.61	4.58	0.90%
Aberdeen Emerging Markets Debt Local Currency Fund	Class A	1,000.00	984.20	1,019.21	5.95	6.06	1.19%
	Class C	1,000.00	979.60	1,015.63	9.48	9.65	1.90%
	Class R	1,000.00	981.90	1,016.89	8.24	8.39	1.65%
	Institutional Service Class	1,000.00	984.30	1,020.67	4.50	4.58	0.90%
	Institutional Class	1,000.00	984.30	1,020.67	4.50	4.58	0.90%
Aberdeen Global Fixed Income Fund	Class A	1,000.00	971.90	1,019.71	5.42	5.55	1.09%
	Class C	1,000.00	969.00	1,015.88	9.18	9.40	1.85%
	Institutional Service Class	1,000.00	972.50	1,020.16	4.97	5.09	1.00%
	Institutional Class	1,000.00	973.30	1,020.87	4.28	4.38	0.86%

2014 Annual Report

127

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2014	Actual Ending Account Value, October 31, 2014	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen High Yield Fund	Class A	$1,000.00	$974.70	$1,019.96	$5.18	$5.30	1.04%
	Class C	1,000.00	970.70	1,016.13	8.94	9.15	1.80%
	Class R	1,000.00	972.30	1,018.65	6.46	6.61	1.30%
	Institutional Service Class	1,000.00	975.70	1,021.17	3.98	4.08	0.80%
	Institutional Class	1,000.00	975.70	1,021.17	3.98	4.08	0.80%
Aberdeen Tax-Free Income Fund	Class A	1,000.00	1,026.50	1,020.82	4.44	4.43	0.87%
	Class C	1,000.00	1,022.60	1,017.04	8.26	8.24	1.62%
	Class R	1,000.00	1,026.20	1,019.61	5.67	5.65	1.11%
	Institutional Service Class	1,000.00	1,028.80	1,022.08	3.17	3.16	0.62%
	Institutional Class	1,000.00	1,028.70	1,022.08	3.17	3.16	0.62%
Aberdeen Ultra-Short Duration Bond Fund	Class A	1,000.00	999.40	1,021.93	3.28	3.31	0.65%
	Institutional Service Class	1,000.00	1,000.70	1,023.09	2.12	2.14	0.42%
	Institutional Class	1,000.00	1,000.70	1,023.19	2.02	2.04	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

Annual Report 2014

128

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia Bond Fund, Aberdeen Core Fixed Income Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global Fixed Income Fund, Aberdeen High Yield Fund, Aberdeen Tax-Free Income Fund, and Aberdeen Ultra-Short Duration Bond Fund, eight of the funds comprising the Aberdeen Funds (the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2014

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129

Other Tax Information (Unaudited)

For the period ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

During the year ended October 31, 2014, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Asia Bond Fund	$7,276,146
High Yield Fund	194,979
Tax-Free Income Fund	$1,477,743
Ultra-Short Duration Bond Fund	21,532

During the year ended October 31, 2014, the following Fund designated income dividends as tax-exempt dividends:

Fund	Amount
Tax-Free Income Fund	99.15%

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2014. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2014) was as follows:

Fund	Foreign Tax
Asia Bond Fund	$0.02014
Emerging Markets Debt Local Currency Fund	$0.00838

Annual Report 2014

130

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 11, 2014, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder

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Supplemental Information (Unaudited) (continued)

services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates commenced management of a number of the Funds only upon those Funds’ reorganization into the Trust. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2014:

Aberdeen Global Fixed Income Fund. The Board noted that the Fund outperformed its peer group average for the 1-year period and underperformed its peer group average for the 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 5- year period and underperformed its benchmark for the 1-, 3- and 10-year periods. The Board noted that AAMI and its affiliates commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous investment adviser.

Aberdeen Tax-Free Income Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3-, 5- and 10-year periods and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that AAMI took over direct portfolio management responsibilities for the Fund effective February 28, 2011.

Aberdeen Asia Bond Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- and 3- year periods and outperformed its peer group average and benchmark for the 5-year period.

Aberdeen Core Fixed Income Fund. The Board noted that the Fund underperformed its peer group average for the 1-, 3- , 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed its benchmark for the 10-year period. The Board noted that AAMI commenced managing the Fund on July 12, 2010, and that performance prior to that date represents the performance of the Fund’s previous investment adviser. The Board also took into account a change implemented to the Fund’s investment strategy during the 5-year period.

Aberdeen Ultra-Short Duration Bond Fund. The Board noted that the Fund underperformed its peer group average and outperformed its benchmark for the 1- and 3-year periods.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1-year period.

Aberdeen High Yield Bond Fund (formerly, Aberdeen U.S. High Yield Bond Fund). The Board noted that the Fund outperformed its peer group average and underperformed its benchmark for the 1- year period.

Aberdeen Emerging Markets Debt Fund. The Board noted that the Fund outperformed its peer group average and underperformed its benchmark for the 1- year period.

After discussion, the Board concluded that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts

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Supplemental Information (Unaudited) (continued)

with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Global Fixed Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each above the median of the Expense Group. The Trustees also noted that management had implemented breakpoints in the Fund’s advisory and sub-advisory fee schedules in 2010.

Aberdeen Tax-Free Income Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and net total expenses after waivers were above the median of the Expense Group.

Aberdeen Asia Bond Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Core Fixed Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Ultra-Short Duration Bond Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen High Yield Bond Fund (formerly, Aberdeen U.S. High Yield Bond Fund). The Board considered that the Fund’s net management fee was below the median of the Expense Group and net total expenses after waivers were equal to the median of the Expense Group.

Aberdeen Emerging Markets Debt Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and that certain Funds were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

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133

Supplemental Information (Unaudited) (concluded)

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2014

134

Management of the Funds (Unaudited)

As of October 31, 2014

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately-owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	27	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	24	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	27	None.

2014 Annual Report

135

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron AMI International Asset Management (formerly, Toron Investment Management) (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	27	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	24	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	24	None.

Annual Report 2014

136

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Interested Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991–2014) of Aberdeen Asset Management Asia Limited and a Director (2000–2014) of Aberdeen Asset Management Limited. He was a Director (1995–2014) and was President (September 2006–2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2014 Annual Report

137

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Vice President and Head of Compliance– Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (since March 2014) and Deputy Chief Compliance Officer (Since December 2013)	Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008–April 2011.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

Annual Report 2014

138

Management of the Funds (Unaudited) (continued)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the Europe, Middle East and Africa region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product–US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.

2014 Annual Report

139

Management of the Funds (Unaudited) (concluded)

As of October 31, 2014

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. O’Neill, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Annual Report 2014

140

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-AR

Item 2. Code of Ethics.

(a) As of October 31, 2014, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, no material changes were made to the provisions of the Code of Ethics and the Registrant did not grant any waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee. Mr. John F. Solan is the “Audit Committee Financial Expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2014	$553,345	$—	$172,320	$—
October 31, 2013	$557,345	$13,000	$174,650	$—

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”), and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board (“ISB”) Standard No. 1. ISB No. 1 generally requires the auditor to annually: (1) disclose to the Committee all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm that, in its professional judgment, it is independent of the Trust within SEC regulations; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and Service Affiliates for the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013 were $621,410 and $877,862, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b)	Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: January 7, 2015

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of
Aberdeen Funds

Date: January 7, 2015